UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 - December 31, 2014

Item 1. Reports to Shareholders.

DECEMBER 31, 2014

2014 Annual
Review and Report to Shareholders

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce 100 Fund

Royce Dividend Value Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Royce Special Equity Multi-Cap Fund

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	2

Performance and Expenses	6

U.S. Small-Cap Market Cycle and Risk Adjusted Performance	7

Annual Report to Shareholders

Manager’s Discussions of Fund Performance

Royce Pennsylvania Mutual Fund	8

Royce Micro-Cap Fund	10

Royce Premier Fund	12

Royce Low-Priced Stock Fund	14

Royce Total Return Fund	16

Royce Heritage Fund	18

Royce Opportunity Fund	20

Royce Special Equity Fund	22

Royce Value Fund	24

Royce Value Plus Fund	26

Royce 100 Fund	28

Royce Dividend Value Fund	30

Royce Global Value Fund	32

Royce International Smaller-Companies Fund	34

Royce Special Equity Multi-Cap Fund	36

Schedules of Investments and Financial Statements	38

Notes to Financial Statements	100

Report of Independent Registered Public Accounting Firm	115

Understanding Your Fund’s Expenses	116

Federal Tax Information	118

Trustees and Officers	119

Notes to Performance and Other Important Information	120

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Letter to Our Shareholders

A TALE OF TWO MARKETS

It wasn’t the best of times; it wasn’t the worst of times. As 2014 began, it all seemed just right, with small-caps easing into the year on a more mutedly bullish note following their extraordinary run in 2013. So relaxed was the pace of returns, and in such stark contrast to the eventful years of 2008-2013, that in our June 30 Semiannual Review we remarked on how agreeably peaceful and undramatic it all was. During the year’s first six months, inflation was nearly non-existent, most commodity prices were stable, and volatility, as measured by the VIX, reached the end of June at its lowest level since 2007. These factors, along with a sprightly M&A market, looked to us like clear signs of ongoing growth. The case appeared even stronger as the Federal Reserve moved further and further into the background of the U.S. economy. We were not alone in thinking that the anticipated end of QE (“quantitative easing”) and what looked like an inevitable rise in interest rates would set the stage for a more dynamic pace of economic expansion. We also thought an extension of the bull market that began off the March 9, 2009 bottom seemed likely, though we were expecting both lower returns and increased volatility.
As it happens, this call was somewhat accurate: the economy did pick up speed in the second half while the bull market rolled on for large-cap stocks. More turbulent, small-caps (along with most Energy stocks) could not keep up. Of course, equity markets simply do not stay undisturbed for long, so the increased volatility in the second half of 2014 was not a surprise. Yet its highly selective reach was puzzling, even allowing for the historically higher volatility exhibited by smaller companies. Shortly after the Russell 2000 Index established a year-to-date high on July 3 (a high that would last into late December), small-cap prices began to fall. They slid most precipitously in July and September and rallied to varying degrees in August, October, November, and December. The downdrafts were sharper than the upswings, however—:it took a furious rally in the final two weeks of the year’s closing month to shore up a modest positive return for the Russell 2000 in the second half. Meanwhile, the S&P 500 and Russell 1000 Indexes lost comparatively little in those two bearish months and posted solid gains during the other four. The upshot was such a strong year for large-cap companies that 2014 was the ninth-largest calendar-year spread between the Russell 2000 and the S&P 500 in the 36-year history of the small-cap index.

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LETTER TO OUR SHAREHOLDERS

What, then, to make of a year in which the Russell 2000 posted a relatively undistinguished single-digit gain of 4.9%, ceded leadership to its larger siblings, and still bested most actively managed small-cap portfolios? A few developments in particular stood out. First, the rotation in leadership from small-cap to large in 2014 looked very much like a classic case of reversion to the mean to us. The former led the market decisively from the bottom in March of 2009 through the end of 2013, a prolonged period of small-cap leadership that made a shift all but inevitable. The second trend was more worrisome. Within small-cap, more economically cyclical sectors continued to lag in spite of the growing economy. The same held true for what we define as quality companies—those with strong balance sheets and high returns on invested capital. Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas. This included utilities and REITs among the highly successful defensive areas of 2014, and social media, biotech, and pharmaceuticals among the speedy growth industries. In most instances, companies in these sectors and industries do not satisfy our purchase criteria because they lack the combination of balance-sheet strength and a long-term history of profitability that we find most attractive.
Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas.

     We were hopeful that the end of QE (along with rising rates) would help to reverse this trend. But the strengthening U.S. dollar and monetary stimulus efforts in Japan and Europe conspired to make the October conclusion of QE something of a non-event, while interest rates fell through most of the year. On the whole, then, 2014 was an often confounding period for us, especially its second half. Indeed, if there is a theme that best captures the year, it might be “A Tale of Two Markets.” And we should point out that Dickens’s rubric covers not just the very different halves of the year for small-cap stocks but also the disparity in results and volatility between small-caps and their bigger siblings. (More index returns can be found below.)

VOLATILITY—OUR MUTUAL FRIEND
Yet the level of conviction in our value-oriented approaches remains high. (And as disappointing as recent relative results have been, three- and five-year results through the end of 2014 for many of our Featured Funds were closer to or above their historical averages.) Although it may seem counterintuitive (or

Equity Indexes
As of December 31, 2014 (%)

•
The third quarter was the worst for the Russell 2000 since 9/30/11 and, relative to the S&P 500, was the index’s worst quarterly performance since 3/31/99. It also ended a streak of eight consecutive quarters of positive performance.

•	Small-caps rallied in October and December to outpace their large-cap counterparts in the fourth quarter.
•	2014 marked just the fifth time since its inception in 1979 that the Russell 2000 had a gain in the single digits (+4.9%). Small-caps trailed large-caps by the widest margin since 1998.
•	Within the Russell 2000, Health Care, Utilities, and REITs were the best-performing areas in 2014 while Energy was by far the largest detractor.

	3Q14	[1]	4Q14	[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	-7.36		9.73		4.89	19.21	15.55	7.77

S&P 500	1.13		4.93		13.69	20.41	15.45	7.67

Russell 1000	0.65		4.88		13.24	20.62	15.64	7.96

Nasdaq Composite	1.93		5.40		13.40	22.05	15.85	8.09

Russell Midcap	-1.66		5.94		13.22	21.40	17.19	9.56

Russell Microcap	-8.21		11.19		3.65	21.81	16.14	5.96

Russell Global ex-U.S. Small Cap	-6.21		-4.45		-3.63	10.31	6.40	6.65

Russell Global ex-U.S. Large Cap	-5.35		-3.72		-3.57	9.41	4.80	5.36

[1]Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Manager’s Discussions that begin on page 8.

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LETTER TO OUR SHAREHOLDERS

worse), the current extended period of relative underperformance for many Royce-managed portfolios actually helps to fuel our confidence in the years to come. Let us explain why. First, we have always viewed volatility as an ally, agreeing with Warren Buffett’s statement: “Look at market fluctuations as your friend rather than your enemy; profit from folly rather than participate in it.” So while many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way. Instead, we try to take advantage of market movements—an essential skill for any successful active manager. Those times when the market cannot seem to make up its mind are exactly when securities tend to be most mispriced. And therein lies one of the keys to outperformance for active managers—the identification and purchase of mispriced securities.

While many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way.

     We recently conducted research that looked at some of the market forces that have helped to shape the current cycle, in particular the years from 2011-2014 when many active approaches struggled on a relative basis. (The full results of this research are available on our website at www.roycefunds.com/4qresearch.) As we have previously argued, the Fed’s easy-money policies of QE and ZIRP (“zero-interest rates”) have had the unintentional effect of stoking appetites for high yield and creating too few (if any) consequences for companies carrying a lot of debt. This led many investors to relatively neglect businesses with more pristine balance sheets and/or those with steady but smaller dividends. It also meant that from the beginning of 2011 through the end of 2014, the small-cap market was in a peculiar state, one characterized by a pile-up of anomalies—the combination of declining volatility with higher-than-average returns converging with contracting credit spreads.

Needless to say, our risk-conscious, balance-sheet-centric approaches have been challenged in this setting, at least on a relative basis. Low volatility has arguably created the highest hurdle. We have always felt most comfortable in markets with higher levels of volatility, which usually create the differentiation that lies at the core of our active management styles. We analyze, assess, and evaluate multiple aspects of a company before determining whether or not the current stock price reflects the long-term prospects we see. Opportunities to purchase what we deem to be attractively undervalued companies tend to proliferate when stock prices are volatile rather than when markets are calm. Yet for most of the last four years, volatility has been falling, at least until the second half of 2014. This has made it far more difficult for our funds to outpace their respective benchmarks.

GREAT EXPECTATIONS
The questions are: How much longer is this going to last? More specifically, are interest rates going to remain at or near zero? Is the pace of economic growth likely to slacken? Are financial markets going to continue to behave atypically even as the economy continues to normalize? Will small-cap companies indefinitely gain an advantage by carrying more debt? Are three- and five-year average annual total returns for the Russell 2000 going to remain at levels higher than the index’s historical monthly rolling averages of 8.2% and 7.6%, respectively? For those who believe that most, or even some, of these things are likely to happen, then our approach would seem a bit at odds.

     We confess that we have been anticipating some of these shifts for nearly two years. This has meant re-learning the hard lesson that change seldom occurs when we most want it to. Yet we are convinced that markets remain cyclical (recent events notwithstanding). In our view, reversion to the mean is as close to an iron law as the capital markets allow. Most trends reverse, though they may linger for longer than initially anticipated (or desired). Widening credit spreads, increasing volatility, and decreasing stock correlation should all help active management and allow stock pickers the chance to emerge as performance leaders.

We also expect equity returns to remain attractive, though we see a decrease from the high levels we have seen over the last three to five years. Cyclical companies appear due for a round of revenue acceleration, particularly those in the Consumer Discretionary and Industrials sectors, as do some industries in the Information Technology sector. The best-managed companies within these areas could also see solid margin expansion. Among other cyclical

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LETTER TO OUR SHAREHOLDERS

sectors, we also see a number of profitable, conservatively capitalized businesses that have either been ignored or whose returns have lagged. We expect this to change.

On the valuation front, the picture looked admittedly tricky at the end of 2014. For example, an examination of trailing 12-month earnings for many companies suggests that small-cap share prices may be on the high side. But if you believe, as we do, that the economy is going to keep growing, that credit spreads will continue to expand, and that a more robust CAPEX cycle is in the offing, then valuations seem pretty reasonable, if not attractive in certain areas, Energy in particular. Many stocks look fairly valued though not fully valued to us. So while we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.
While we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.

The argument that we have been making for more than four decades remains the same. Small-cap is an inefficient area of the market in which we search for qualitative advantages and valuation discrepancies. Our belief that fundamentally strong companies trading at discounts to their private worth can outperform over the long term, often with lower volatility, will not change. It is our core investment principle, and it has served us very, very well over most of the last 40+ years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman and Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 26, 2015

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Performance and Expenses

Performance and Expenses
As of December 31, 2014

	AVERAGE ANNUAL TOTAL RETURNS (%)						ANNUAL OPERATING EXPENSES (%)
FUND	1-YR	5-YR	10-YR	20-YR	40-YR/ SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Pennsylvania Mutual Fund	-0.70	12.80	7.97	11.32	16.28	n.a.	0.93	0.93

Royce Micro-Cap Fund	-4.13	7.50	6.78	10.95	11.89	12/31/91	1.56	1.56

Royce Premier Fund	-0.86	12.09	9.27	11.98	12.04	12/31/91	1.09	1.09

Royce Low-Priced Stock Fund	-3.37	5.07	5.33	11.31	10.89	12/15/93	1.51	1.49

Royce Total Return Fund	1.34	13.32	7.50	11.55	11.21	12/15/93	1.18	1.18

Royce Heritage Fund	-1.14	10.48	7.96	n.a.	13.15	12/27/95	1.49	1.49

Royce Opportunity Fund	-0.48	15.31	8.14	n.a.	13.00	11/19/96	1.17	1.17

Royce Special Equity Fund	1.09	12.55	8.22	n.a.	9.77	5/1/98	1.13	1.13

Royce Value Fund	-0.02	10.12	8.15	n.a.	10.84	6/14/01	1.48	1.48

Royce Value Plus Fund	3.89	11.32	7.11	n.a.	12.18	6/14/01	1.49	1.49

Royce 100 Fund	-3.26	10.49	8.48	n.a.	10.58	6/30/03	1.51	1.51

Royce Dividend Value Fund	-2.14	13.19	8.47	n.a.	9.17	5/3/04	1.52	1.52

Royce Global Value Fund	-5.76	4.17	n.a.	n.a.	3.95	12/29/06	1.84	1.70

Royce International Smaller-Companies Fund	-7.29	5.10	n.a.	n.a.	4.69	6/30/08	2.08	1.70

Royce Special Equity Multi-Cap Fund	9.28	n.a.	n.a.	n.a.	15.53	12/31/10	1.46	1.24

INDEX

Russell 2000	4.89	15.55	7.77	9.63	n.a.	n.a.	n.a.	n.a.

Russell Microcap	3.65	16.14	5.96	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap	-0.28	9.56	6.87	n.a.	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap	-3.63	6.40	6.65	n.a.	n.a.	n.a.	n.a.	n.a.

Russell 1000	13.24	15.64	7.96	10.04	n.a.	n.a.	n.a.	n.a.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares of Royce Global Value and International Smaller-Companies Funds redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to The Royce Funds. Investment and Service Class shares of all other Funds redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Price and total return information is based on net asset values calculated for shareholder transactions. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, and to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Special Equity Multi-Cap Fund; 1.49% for Royce Low-Priced Stock Fund; 1.69% for Royce Global Value and International Smaller-Companies Funds through April 30, 2015; and at or below 1.99% for Royce International Smaller-Companies Fund through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Global Value and International Smaller-Companies Funds invest a significant portion of their respective assets in foreign companies, which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in foreign securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

6 | This page is not part of the 2014 Annual Report to Shareholders

U.S. Small-Cap Market Cycle and Risk-Adjusted Performance

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is equally desirable. However, the true test of a portfolio’s results that include up and down market phases by looking at full market cycles.

We have seen 10 full market cycles since the inception of the Russell 2000 Index on December 31, 1978, with the most recent peaking on April 29, 2011. (Royce defines market cycles as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one.) Each market cycle contains a peak-to-trough and a trough-to-peak period. When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, we think full market cycle results offers an equally, if not more important measure of performance. Interestingly, over the small-cap index’s more-than-30-year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles.

Royce U.S. Small-Cap Equity Funds vs. Russell 2000 Index:
Market Cycle Results (%)
	PEAK-TO-PEAK	PEAK-TO-PEAK	PEAK-TO-CURRENT
FUND	3/9/00–7/13/07	7/13/07–4/29/11	4/29/11–12/31/14

Royce Pennsylvania Mutual Fund	207.1	11.6	32.2

Royce Micro-Cap Fund	197.4	24.9	0.5

Royce Premier Fund	198.1	29.9	24.1

Royce Low-Priced Stock Fund	198.9	27.2	-10.7

Royce Total Return Fund	193.9	6.8	39.3

Royce Heritage Fund	150.4	25.3	16.9

Royce Opportunity Fund	191.8	6.9	41.3

Royce Special Equity Fund	227.4	20.8	40.7

Royce Value Fund	n.a.	17.4	15.8

Royce Value Plus Fund	n.a.	-3.0	30.2

Royce 100 Fund	n.a.	27.6	19.6

Royce Dividend Value Fund	n.a.	21.6	32.0

INDEX

Russell 2000	54.8	6.6	46.5

Russell 2000 Value	189.4	-1.4	44.4

Russell 2000 Growth	-14.8	14.3	48.8

Small-Cap Market Cycle: Russell 2000 Indexes Total Returns (%)
From Small-Cap Peak on 3/9/00 through 12/31/14

Risk/Return Profile
For the 10-Year Period Ended December 31, 2014 (%)

• Eight out of 12 Royce Funds with 10-Years of history outperformed the Russell 2000, while eight of the 12 provided better risk-adjusted returns/Sharpe ratios.

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Sharpe ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

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MANAGER’S DISCUSSION
Royce Pennsylvania Mutual Fund®

Chuck Royce

FUND PERFORMANCE
Our flagship, Royce Pennsylvania Mutual Fund (“PMF”), lost 0.7% in 2014, trailing its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. This result was made more disappointing coming after a promising first half in which PMF rose 2.0%. The quietly bullish first half of the year, however, gave way to a far more volatile period for small-cap companies in the second. The Fund lost more ground to its benchmark in the bearish third quarter (-7.6% versus -7.4%), an unpleasant surprise considering PMF’s long-term record of better relative results in down market periods. Increased volatility within small-cap extended into the fourth quarter, which was, however, a solidly bullish period thanks in large part to a dynamic rally to close out the year in December. The Fund stayed behind the small-cap index in the year’s final quarter, climbing 5.3% versus a 9.7% advance for its benchmark.

Over the last few years, the Fund has struggled on a relative basis, even when (as in 2010 and 2013) absolute results were more than respectable. The lingering combination of higher-than-average small-cap returns and lower volatility has clearly had an impact on PMF’s results vis-à-vis the benchmark in much of the market cycle since the bottom on March 9, 2009. It is also worth pointing out, however, that the respective five-year average annual total returns for both our flagship (+12.8%) and the Russell 2000 (+15.5%) were higher than their respective historical rolling monthly five-year averages of 9.8% and 7.6%. We remain committed to our risk-conscious approach and are optimistic about the Fund’s long-term prospects. The Fund outpaced the Russell 2000 for the 10-, 15-, 20-, 25-, 30-, and 35-year periods ended December 31, 2014. PMF’s average annual total return for the 40-year period—all under the management of Chuck Royce—was 16.3%. We take great pride in this four-decade result.

WHAT WORKED... AND WHAT DIDN’T
One somewhat counterintuitive result of a year replete with volatility in the small-cap market was that there were no outsized net gains or losses for the Fund at the sector, industry, or position level. The only sizable net gain came from positions in Information Technology. Net losses were concentrated mostly in the Energy and Industrials sectors, though Materials, Consumer Staples, and Telecommunication Services also detracted from 2014’s results. Industrials were a slight sore spot in the otherwise bullish first half, though it remained one of PMF’s largest sectors at the end of the period. The woes for Houston-based engineering and construction firm KBR continued. Earlier in the year, the firm had its fiscal 2014 outlook reduced by cancellations and losses on some engineering and construction bids, as well as on pushed-out start dates for certain LNG (liquefied natural gas) projects. Its shares fell through most of the year, with a somewhat sharp dip in December when it announced plans to restructure its operations and divest or exit some noncore segments. We held a position at year end.

Unlike Industrials, Energy was a stalwart performer in the first half before the nearly 50% decline in oil prices sent shockwaves throughout the industry and elsewhere. Unit Corporation, a top performer in the six-month period ended June 30, 2014, operates as a contract driller and exploration and production company, among other energy-related businesses. With a long history as a successful, well-run business, its rebound potential when oil prices eventually recover looked strong to us, but its short-term prospects were tougher to gauge at the end of December, when it was a top-40 position. Nu Skin Enterprises was also a top-40 holding at the end of the period. The personal care products maker and distributor endured a host of challenges in 2014, including trouble with the Chinese government early in the year and the announcement of new debt arrangements in October. Its consistently punished shares can get off the mat, we suspect, with a comeback for its business in China. Multiline women’s fashion retailer Ascena Retail Group endured sluggish sales for two of its highest profile brands-tween fashion stop Justice and plus-size specialist Lane Bryant. Unsure of its ability to navigate a still-challenging environment for retailers, we reduced our position in the second half.

A rising stock price helped to leave PMF with a sizable position in Core-Mark Holding Company, which distributes and markets various consumer goods to convenience stores, grocery stores, drug stores, and other retail centers. Increased earnings gave investors a convenient reason to buy. Long-time holding Sapient Corporation provides integrated management consulting services, Internet commerce solutions, and systems implementation services. We sold our shares in November shortly after it was announced that French advertising company Publicis Groupe was paying a substantial premium to buy the company.

Top Contributors to Performance For 2014 (%)[1]

Core-Mark Holding Company	0.27

Sapient Corporation	0.25

NVR	0.18

International Rectifier	0.16

Rentrak Corporation	0.16

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-0.37

Ascena Retail Group	-0.32

Unit Corporation	-0.31

KBR	-0.26

Kennametal	-0.25

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe that increasing volatility and decreasing stock correlation can help stock pickers to emerge as performance leaders. Beyond minor increases or decreases, sector weightings remained largely unchanged from the end of 2013. The Fund was overweight in more economically sensitive areas such as Industrials and Information Technology, which reflected our confidence that the U.S. economy will continue to expand in 2015.

8 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	40-YR

PMF	-2.68	-0.70	15.45	12.80	7.97	10.74	11.32	10.73	11.55	12.66	16.28

Annual Operating Expenses: 0.93%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 80% of all 5-year periods; 75% of all 3-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/61	100%	9.6	7.3

5-year	97/121	80%	9.8	7.6

3-year	109/145	75%	10.5	8.2

1-year	102/169	60%	12.8	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/31/78 (Russell 2000 Inception) as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Reliance Steel & Aluminum	1.0

Ritchie Bros. Auctioneers	0.9

HEICO Corporation	0.9

Genesco	0.8

Buckle (The)	0.8

Thor Industries	0.8

Copart	0.8

Forward Air	0.7

Balchem Corporation	0.7

RBC Bearings	0.7

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.5

Information Technology	21.9

Consumer Discretionary	15.3

Financials	11.3

Materials	10.2

Energy	5.7

Health Care	5.1

Consumer Staples	2.2

Telecommunication Services	0.2

Utilities	0.0

Miscellaneous	1.5

Cash and Cash Equivalents	1.1

Calendar Year Total Returns (%)

YEAR	PMF

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

2002	-9.2

2001	18.4

2000	18.3

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	99	96

From 12/31/78
(Russell 2000 Inception)	90	71

Portfolio Diagnostics

Fund Net Assets	$5,729 million

Number of Holdings	411

Turnover Rate	21%

Average Market Capitalization[1]	$1,679 million

Weighted Average P/E Ratio[2,3]	19.0x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	154

Active Share [4]	86%

U.S. Investments (% of Net Assets)	89.4%

Non-U.S. Investments (% of Net Assets)	9.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of PMF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 9

MANAGER’S DISCUSSION
Royce Micro-Cap Fund

Jenifer Taylor

FUND PERFORMANCE
Royce Micro-Cap Fund (“RMC”) lost 4.1% in 2014, trailing both its benchmark, the Russell Microcap Index, and the small-cap Russell 2000 Index, which rose 3.6% and 4.9%, respectively, for the same period. The Fund’s participation in the more quietly bullish first half was more limited than we would prefer—RMC was up 1.0% for the six-month period ended June 30, 2014—but things grew worse when a wave of volatility hit the small- and micro-cap markets in the year’s second half. Share prices began to fall following a small-cap high on July 3. In the third-quarter downdraft, the Fund fell 10.0% compared to respective declines of 8.2% and 7.4% for the micro-cap and small-cap indexes. We were frustrated that the Fund was unable to hold its value more effectively in a down phase, which has been one of its historical strengths. RMC’s participation in the fourth-quarter rebound was again limited and contributed to its relative performance disadvantage in the calendar year. The Fund was up 5.5% in the fourth quarter versus 11.2% for the Russell Microcap and 9.7% for the Russell 2000.

An examination of longer-term periods showed more attractive results on both an absolute and relative basis. The Fund outperformed the micro-cap benchmark for the 10-year period ended December 31, 2014. (Data for the Russell Microcap only goes back to June 30, 2000.) RMC also outpaced the Russell 2000 for the 15-, 20-year, and since inception (12/31/91) periods ended December 31, 2014. The Fund’s average annual total return since inception was 11.9%. We remain proud of its long-term performance record.

WHAT WORKED... AND WHAT DIDN’T
Four of RMC’s 10 equity sectors ended the year in the red, with Energy posting the largest net losses followed by Materials. The negative impact of Industrials and Consumer Staples was far more modest. Energy holdings first gave then took away in 2014, going from the portfolio’s top performer in the first half to its worst in the second. The reversal of fortune was keyed by the nearly 50% decline in oil prices during the second half. TGC Industries provides geophysical services to oil and gas companies, such as seismic data acquisition services and gravity data. Its business mirrors that of long-time RMC holding Dawson Geophysical. In October the two firms announced plans to merge, which should provide wider geographical reach, a stronger balance sheet, and more efficient operations, all of which should prove useful while we wait for commodity prices to recover. Total Energy Services, which was the Fund’s twentieth-largest holding at the end of 2014, is a Calgary-based service company that provides contract drilling, equipment rentals, and compression and processing work. Conservatively capitalized, it’s a high-return business that we have long regarded as especially well-run. We trimmed our position in 2014. Like many of our energy services holdings, it continued to execute effectively through the painful industry cycle.

Outside of Energy, maternity apparel retailer Destination Maternity continued to labor through a challenging retail market. A new CEO was hired in August with plans to manage inventories more effectively, improve store layouts, and refresh merchandise, all of which inspired our confidence in a turnaround that will require additional patience. Both Olympic Steel and Universal Stainless & Alloy Products grappled with ongoing sluggishness for industrial metals. Companies in the steel business have had no pricing power due to utilization rates being less than optimal. As with Destination Maternity, the turnaround is taking more time than we had initially anticipated. We held shares of all of these stocks at the end of 2014.

VASCO Data Security International specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half. In February, its shares rose on better-than-expected fourth quarter of 2013 earnings and a strong outlook for fiscal 2014. Increased revenues and ongoing earnings strength saw the shares getting another major boost late in April, especially with HSBC, USA, its customer, offering VASCO authentication solutions to its retail customers. In October, its stock climbed yet again after beating estimates for third-quarter revenue and earnings. We sold the last of our shares in December. We held a stake in San Jose-based Super Micro Computer, which provides specialized high performance server solutions. Its recent successful forays into cloud computing data storage helped its earnings to soar steadily in 2014.

Top Contributors to Performance For 2014 (%)[1]

VASCO Data Security International	0.87

Super Micro Computer	0.52

CRA International	0.46

Furiex Pharmaceuticals	0.42

Zumiez	0.41

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

TGC Industries	-0.67

Total Energy Services	-0.65

Destination Maternity	-0.49

Olympic Steel	-0.47

Universal Stainless & Alloy Products	-0.43

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Sector weightings at year end were relatively unchanged from where they stood at the end of 2013. We continue to emphasize more economically sensitive sectors, such as the Fund’s three largest at the end of the period—Industrials, Information Technology, and Consumer Discretionary. Our view is that many portfolio holdings in these (and other) sectors should benefit from a faster-growing economy that also could reward disciplined approaches that focus on fundamentals. So while we were not pleased with the Fund’s recent performances, we remain confident about its prospects going forward.

10 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RMC	-5.09	-4.13	7.89	7.50	6.78	10.11	10.95	11.89

Annual Operating Expenses: 1.56%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Russell Microcap’s Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 100% of all 10-year periods; 80% of all 5-year periods; 62% of all 3-year periods; and 60% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	55/55	100%	9.9	6.6

5-year	92/115	80%	10.0	6.7

3-year	86/139	62%	10.5	8.8

1-year	98/163	60%	12.4	11.1

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map TM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index Inception) as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

FRP Holdings	1.8

Resources Connection	1.8

Shoe Carnival	1.6

Stein Mart	1.5

American Public Education	1.3

Kennedy-Wilson Holdings	1.3

Gulf Island Fabrication	1.3

ePlus	1.2

Marten Transport	1.2

Kirkland’s	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.1

Information Technology	17.0

Consumer Discretionary	15.3

Health Care	9.9

Financials	9.0

Materials	7.5

Energy	6.8

Consumer Staples	1.2

Telecommunication Services	0.5

Miscellaneous	4.8

Cash and Cash Equivalents	3.9

Calendar Year Total Returns (%)

YEAR	RMC

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

2002	-13.4

2001	23.1

2000	16.7

Upside/Downside Capture Ratios Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	90	82

From 6/30/00 (Russell
Microcap Index Inception)	94	80

Portfolio Diagnostics

Fund Net Assets	$529 million

Number of Holdings	190

Turnover Rate	18%

Average Market Capitalization[1]	$415 million

Weighted Average P/E Ratio2,[3]	21.7x

Weighted Average P/B Ratio[2]	1.6x

Holdings ≥ 75% of Total Investments	94

Active Share[4]	91%

U.S. Investments (% of Net Assets)	83.4%

Non-U.S. Investments (% of Net Assets)	12.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION
Royce Premier Fund

Chuck Royce

FUND PERFORMANCE
Royce Premier Fund (“RPR”) fell well short of our expectations in 2014. For the calendar year, the Fund was down 0.9%, significantly trailing its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. The Fund handily outpaced the small-cap index in the year’s first half with a gain of 7.3% compared to 3.2% for the Russell 2000. But small-cap share prices corrected soon after making a high on July 3. Down phases typically result in the Fund holding its value more effectively than its benchmark, as it so often has through its history. The third quarter of 2014, however, offered an ill-timed exception. For the quarter as a whole, the Fund lost 8.6% versus 7.4% for the small-cap index.

The Russell 2000 then rebounded through much of the fourth quarter, when the Fund posted a comparably paltry 1.0% return while the Russell 2000 rose 9.7%. This was an unfortunate end to a frustrating final half. We were pleased, however, with longer-term results. Although the Fund trailed the small-cap index for the three- and five-year periods ended December 31, 2014, it did so with strong absolute returns that were in excess of both its own and its benchmark’s historical three- and five-year monthly rolling average returns (respective rolling returns of +11.8% versus +8.2% for the three-year span and +11.6% versus +7.6% for the five-year period). RPR also outperformed the Russell 2000 for the 10-, 15-, 20-year, and since inception (12/31/91) periods ended December 31, 2014. The Fund’s average annual total return for the since inception period was 12.0%, a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
Energy was one of Premier’s best-performing sectors in the first half before oil prices abruptly plummeted and handed the Fund its largest net losses for the calendar year. An overweight in energy stocks—all of them in the equipment & services industry, and six of the seven not in the Russell 2000—did not help. Trican Well Service is an oilfield services company and the largest pressure pumping service provider in Canada. Over the last few years, its operations in the U.S. and other energy-rich spots around the world have been growing. Yet its ongoing operational successes meant little to anxious investors fleeing energy stocks in the second half. Much the same could be said for the Fund’s other holdings in the industry, most of which are also long-time holdings. Unit Corporation operates several businesses—it explores for oil and natural gas, acquires oil and gas properties, does contract drilling of onshore oil and natural gas wells, and performs gathering and processing of natural gas. Unit has shown over the years that it can be successful at all of them, and its steady execution has made its hard-to-pigeonhole business a Royce favorite. Alberta-based Ensign Energy Services is a global provider of oilfield services such as contract drilling. Drill rig orders were drying up as the oil price plunge was driving its shares into the ground. Ever contrarian, we took an admittedly (and customarily) long-term view and held good-sized positions in each stock at year end in anticipation of an eventual recovery in energy prices.

Elsewhere in the portfolio, we modestly reduced our position in Nu Skin Enterprises. A maker and distributor of personal care products, Nu Skin endured a litany of challenges over the last 18 months, including the restructuring of its debt and trouble in its previously fast-growing—but more recently stagnating—Asian business. It has been handling its difficulties with success, and we think it can engineer a reversal when sales in China improve. We took the opposite tack by selling our shares of GrafTech International, which manufactures synthetic and natural graphite and carbon-based products used in steel production. Ongoing earnings disappointments, most recently resulting from graphite electrode order push outs, weakening international business, and poor sales tied to the Galaxy Samsung 5 phone pushed the stock down more than 50% in the third quarter.

On the positive side, we continued to be pleased with molecular diagnostic company Myriad Genetics. A specialist in genetic testing for cancer, its share price fell rapidly in the second half of 2013 once the Supreme Court held that human genes cannot be patented. The stock then began to get healthy in the first six months of 2014. The first-half acquisition of Crescendo Bioscience diversified Myriad’s already promising pipeline, and its genetic panel test—MyRisk— looked promising. Its stock stumbled in the fourth quarter when the MyRisk adoption proved more expensive than expected, causing sales deferrals and higher operating costs. Still, we remained confident enough in its long-term prospects for Myriad to be the Fund’s thirteenth-largest holding at the end of 2014.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	1.16

Jones Lang LaSalle	0.69

Zebra Technologies Cl. A	0.58

Strayer Education	0.52

IDEXX Laboratories	0.52

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-1.56

Trican Well Service	-1.03

Unit Corporation	-0.80

Ensign Energy Services	-0.74

GrafTech International	-0.59

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We reduced our exposure to Materials primarily by selling the Fund’s remaining precious metals & mining holdings. We remained overweight in Industrials and Information Technology, consistent with our view that we will eventually see an earnings-led market. We also had increased exposure to Consumer Discretionary, Financials, and Health Care companies by the end of 2014.

12 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRKX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/31/91)

RPR	-7.63	-0.86	12.17	12.09	9.27	11.17	11.98	12.04

Annual Operating Expenses: 1.09%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 83% of all 5-year periods; 78% of all 3-year periods; and 67% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/61	100%	11.4	7.3

5-year	101/121	83%	11.6	7.6

3-year	113/145	78%	11.8	8.2

1-year	113/169	67%	13.2	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/31/91 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Thor Industries	3.9

Alleghany Corporation	3.1

Lincoln Electric Holdings	3.0

Woodward	2.7

Ritchie Bros. Auctioneers	2.7

Kennedy-Wilson Holdings	2.5

National Instruments	2.3

Federated Investors Cl. B	2.2

Landstar System	2.2

Copart	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.4

Information Technology	18.9

Consumer Discretionary	12.9

Financials	12.3

Materials	7.5

Health Care	6.7

Energy	6.3

Consumer Staples	3.9

Miscellaneous	3.0

Cash and Cash Equivalents	2.1

Calendar Year Total Returns (%)

YEAR	RPR

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

2002	-7.8

2001	9.6

2000	17.1

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	100	89

From 12/31/91 (Start of Fund’s
First Full Quarter)	93	72

Portfolio Diagnostics

Fund Net Assets	$5,402 million

Number of Holdings	67

Turnover Rate	9%

Average Market Capitalization[1]	$2,790 million

Weighted Average P/E Ratio[2,3]	19.5x

Weighted Average P/B Ratio[2]	2.4x

Holdings ≥ 75% of Total Investments	39

Active Share[4]	97%

U.S. Investments (% of Net Assets)	88.1%

Non-U.S. Investments (% of Net Assets)	9.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RPR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 13

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund (“RLP”) was down 3.4% in 2014, substantially behind its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. The year got off to a highly promising start when the Fund posted terrific results on both an absolute and relative basis in the first half, advancing 9.0% and outpacing the 3.2% gain for its benchmark. This was a welcome development after several years of relative performance disappointments for the portfolio.

Small-cap stocks then took a turn for the worse in the third quarter following a high for the Russell 2000 on July 3. RLP fell 9.8% in the third quarter compared to a 7.4% decline for the benchmark over the same span. At this point, the Fund was in negative territory year-to-date, but still ahead of the small-cap index. That changed in the fourth quarter. Small-cap stocks rallied through most of the year’s last three months, with October and December especially robust. The Fund, however, was essentially flat in each of those months and had a loss in November. For the fourth quarter as a whole, RLP lost 1.7% while the Russell 2000 increased 9.7%. The Fund outperformed the benchmark for the 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2014. RLP’s average annual total return since inception was 10.9%. We remain proud of the Fund’s long-term performance record.

WHAT WORKED... AND WHAT DIDN’T
After being the top-contributing sector (and thus a major source of outperformance) in the first half of the year, Energy stocks finished 2014 as the portfolio’s leading detractor. The second-half collapse in energy prices and pressure on other commodities thus took an enormous toll on results for both the second half and full year. Being substantially overweight in the Energy sector versus the Russell 2000 hampered relative results as well. We are well aware of the near-term stresses on energy prices, which include surging supply from U.S. shale plays, weaker European and emerging market economies (the latter having been a key source of incremental demand), and a strong U.S. dollar. However, we have also been quite pleased with the way that many of the portfolio’s energy names have been executing. As such, we have mostly chosen to hold positions in the belief that lower energy prices will ultimately spur demand and thus eventually start the next up cycle in commodity prices. We did, however, trim our position in Trican Well Service, a Canadian oilfield services company and that nation’s largest pressure pumping service provider. In the Materials sector, which posted net losses for the year, we greatly reduced RLP’s exposure to the metals & mining industry, which involved selling most of our positions in Hochschild Mining and Alamos Gold.

Nu Skin Enterprises is a personal care product manufacturer and distributor. The aggressive rollout of its direct marketing model in China set off an investigation by authorities into its sales model. The official result was a modest fine, though it also derailed growth more than we would have expected. The company has been working through inventory issues and rebuilding its sales team in China to create a more sustainable growth model there. At year’s end, we believed we were near the bottom in terms of company fundamentals and remain constructive on Nu Skin going forward. We were less confident in the rebound potential for GrafTech International, which makes graphite and carbon material used in steel production and other industries. Depressed sales and ongoing earnings disappointments influenced our decision to reduce our position.

Information Technology dominated, leading all of the Fund’s equity sectors by a hefty margin. Two top-performing semiconductor companies were takeover targets—OmniVision Technologies and International Rectifier. We sold both as news of their respective acquisitions drove shares higher. From the Health Care sector, Myriad Genetics is a leading provider of diagnostic cancer testing that proved the value of patience. In 2013, its shares fell as Wall Street worried about the firm’s ability to maintain market share and price in the face of creeping competition. However, the accuracy and rapid turnaround times of the company’s tests have proven to be highly effective barriers to entry. We took gains through much of 2014, though we were happy to hold a decent-sized stake at the end of the year.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	1.00

OmniVision Technologies	0.67

International Rectifier	0.64

Industrias Bachoco ADR	0.48

Cato Corporation (The) Cl. A	0.45

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-1.20

Trican Well Service	-0.90

GrafTech International	-0.84

Hochschild Mining	-0.73

Alamos Gold	-0.69

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective November 10, 2014, Jim Stoeffel became the Fund’s portfolio manager after serving as assistant portfolio manager since 2013. Bill Hench, Jim Harvey, and Carl Brown joined him as assistant portfolio managers. Our general view is that the U.S. economy should remain strong. The Fund remained overweight in Energy at the end of 2014 for the reasons previously discussed. We see Information Technology as a vital source of ideas, particularly in mobile, Big Data, and the Internet of Things. Industrials were also a key investment focus because we suspect that many of our holdings can take advantage of lower energy prices. Finally, there was increased exposure to both consumer sectors for similar reasons—lower gas and heating oil prices should continue to benefit consumers by putting more money in their pockets.

14 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX RLPKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	-11.37	-3.37	4.46	5.07	5.33	8.85	11.31	10.89

Annual Gross Operating Expenses: 1.51% Annual Net Operating Expenses: 1.49%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 59% of all 10-year periods; 74% of all 5-year periods; 67% of all 3-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	36/61	59%	8.8	7.3

5-year	89/121	74%	8.9	7.6

3-year	97/145	67%	8.8	8.2

1-year	98/169	58%	11.3	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Globe Specialty Metals	1.3

Vishay Intertechnology	1.3

Newpark Resources	1.3

Convergys Corporation	1.3

Kforce	1.3

Buckle (The)	1.2

RPX Corporation	1.2

Brocade Communications Systems	1.2

ADTRAN	1.2

Teradyne	1.2

Portfolio Sector Breakdown
% of Net Assets

Information Technology	33.4

Industrials	16.3

Consumer Discretionary	11.5

Energy	8.9

Financials	7.7

Materials	6.7

Health Care	3.1

Consumer Staples	1.8

Miscellaneous	4.9

Cash and Cash Equivalents	5.7

Calendar Year Total Returns (%)

YEAR	RLP

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

2002	-16.3

2001	25.1

2000	24.0

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

	94	108

From 12/31/93 (Start of the
Fund’s First Full Quarter)	103	92

Portfolio Diagnostics

Fund Net Assets	$677 million

Number of Holdings	133

Turnover Rate	29%

Average Market Capitalization[1]	$905 million

Weighted Average P/E Ratio2,[3]	18.7x

Weighted Average P/B Ratio[2]	1.6x

Holdings ≥ 75% of Total Investments	76

Active Share[4]	96%

U.S. Investments (% of Net Assets)	77.3%

Non-U.S. Investments (% of Net Assets)	17.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, at or below 1.49% through April 30, 2015. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 15

MANAGER’S DISCUSSION
Royce Total Return Fund

Chuck Royce
Jay Kaplan, CFA

FUND PERFORMANCE
Royce Total Return Fund (“RTR”) finished the calendar year with a gain of 1.3%, behind its small-cap benchmark, the Russell 2000 Index, which was up 4.9% for the same period. This was a discouraging outcome even as the Fund in many ways performed as we would expect it to. The last four years have been characterized by both declining volatility and higher-than-average small-cap returns. In such a climate, we would anticipate beating the index in downdrafts while trailing in upswings, which has pretty much been the case for the 2011-2014 period, a span during which RTR achieved solid results on an absolute basis with noticeably lower volatility than its benchmark. Yet this has not made its frequent periods of underperformance any easier for us to digest.

The year began with lower but positive small-cap returns following a highly dynamic 2013. The Fund trailed its benchmark in the first quarter before outpacing it in the second, finishing the first half with a 2.7% gain versus 3.2% for the Russell 2000. Small-caps established a high on July 3 that would hold until late December. The third quarter turned quickly bearish, and during this period the Fund held its value more effectively than the small-cap index, losing 6.5% versus 7.4%. Helped by a holiday gift in the form of a robust rally spread over most of the end of December, the fourth quarter was highly bullish. RTR finished the closing quarter up 5.5%, a more-than-respectable showing that nonetheless trailed the even more impressive 9.7% advance for the Russell 2000. Another year with a relative performance disadvantage affected longer-term results, pushing the Fund’s edge further out. RTR outpaced its benchmark for the 15-, 20-year, and since inception (12/15/93) periods ended December 31, 2014. The Fund’s average annual total return since inception was 11.2%, a long-term record that gives us great pride.

WHAT WORKED... AND WHAT DIDN’T
Six of RTR’s 10 equity sectors made positive contributions to 2014’s results, with Financials leading a diverse list that also included Health Care, Utilities, Information Technology, Consumer Discretionary, and Telecommunication Services. Three of the Fund’s four best-performing industries are housed within Financials—insurance companies, real estate investment trusts (REITs), and capital markets stocks. REITs, one of the strongest areas for small-caps in 2014, is not an area of primary investment focus, and we were significantly underweight versus the Russell 2000. Net gains came from a large number of companies in these three groups, led by long-term holding and top position Erie Indemnity, a Pennsylvania-based insurer whose shares we have held in the portfolio since 1998. A strong fiscal second quarter keyed an autumn advance for its shares.

From the Health Care sector, Chemed Corporation operates two different businesses—hospice care provider Vitas and plumbing and drain cleaning service company Roto-Rooter. Its shares seemed to climb mostly as a result of a “no news is good news” scenario concerning Vitas. In 2013 the Justice Department began looking into its Medicare enrollment and billing rates. Offering more critical care than is typical in the hospice industry may have helped to trigger the investigation. However, margins for critical care are not much higher than for other elements of hospice care, and Vitas is one of the few able to deliver it on a nationwide basis. The lack of any additional developments in the investigation seemed to reassure investors. We reduced our position as its stock price rose. A rising share price also led us to take gains in The Cato Corporation, a discount women’s fashion retailer that was nonetheless a top-20 position at the end of 2014. Improved same-store sales drove its recovery.

After a terrific first half, energy stocks fell so hard in the second half with the precipitous decline of oil prices that the sector became RTR’s hardest hit for the calendar year. Net losses in Consumer Staples, Materials, and Industrials especially had a decidedly less negative impact. While the near-term outlook for the energy industry remained very hard to gauge at this writing, we held shares in a number of companies, with our larger holdings typically slotted in the energy equipment & services group. The stock price of CARBO Ceramics, which manufactures ceramic proppants and other materials used in hydraulic well fracturing, fell more than 55% before the October announcement of better-than-expected earnings for the third quarter, news that did little for its share price. We added to our initially small position in Tidewater, which provides marine service vessels to offshore energy companies. Outside of Energy, we also built our stake in personal care products manufacturer and distributor Nu Skin Enterprises, which survived a multitude of recent challenges and is looking to revive its formerly fast-growing business in Asia.

Top Contributors to Performance For 2014 (%)[1]

Chemed Corporation	0.26

Cato Corporation (The) Cl. A	0.25

Erie Indemnity Cl. A	0.25

STERIS Corporation	0.23

AllianceBernstein Holding L.P.	0.21

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-0.52

CARBO Ceramics	-0.34

Ascena Retail Group	-0.33

Tidewater	-0.24

GameStop Corporation Cl. A	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While the market continued to show a preference for high yields in 2014, we still believe that steady, consistent dividend-payers offer long-term advantages. The Fund’s sector weightings changed little from the end of 2013 as we again chose to position the portfolio for improved performance from cyclical sectors in 2015. We have based this decision on our confidence in both the ongoing expansion of the U.S. economy and an earnings-led rally for small-cap stocks.

16 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	-1.36	1.34	15.47	13.32	7.50	10.12	11.55	11.21

Annual Operating Expenses: 1.18%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 64% of all 10-year periods; 70% of all 5-year periods; 57% of all 3-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	39/61	64%	8.5	7.3

5-year	85/121	70%	8.8	7.6

3-year	83/145	57%	9.6	8.2

1-year	93/169	55%	11.7	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Erie Indemnity Cl. A	1.1

E-L Financial	1.0

Markel Corporation	1.0

Alleghany Corporation	1.0

AllianceBernstein Holding L.P.	0.9

Bank of Hawaii	0.9

Gentex Corporation	0.9

Balchem Corporation	0.9

Tennant Company	0.9

Owens & Minor	0.9

Portfolio Sector Breakdown
% of Net Assets

Financials	26.4

Industrials	18.8

Consumer Discretionary	12.4

Materials	11.0

Information Technology	8.2

Health Care	6.1

Energy	4.1

Consumer Staples	3.0

Utilities	2.8

Telecommunication Services	0.9

Miscellaneous	3.4

Cash and Cash Equivalents	2.9

Calendar Year Total Returns (%)

YEAR	RTR

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

2002	-1.6

2001	14.8

2000	19.4

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	86	81

From 12/31/93 (Start of Fund’s
First Full Quarter)	82	56

Portfolio Diagnostics

Fund Net Assets	$4,659 million

Number of Holdings	400

Turnover Rate	18%

Average Market Capitalization[1]	$2,202 million

Weighted Average P/E Ratio2,[3]	17.3x

Weighted Average P/B Ratio[2]	1.9x

Holdings ≥ 75% of Total Investments	137

Active Share[4]	89%

U.S. Investments (% of Net Assets)	85.2%

Non-U.S. Investments (% of Net Assets)	11.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RTR’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 17

MANAGER’S DISCUSSION
Royce Heritage Fund

Chuck Royce
Steven McBoyle, CPA, CA
Jim Harvey, CFA

FUND PERFORMANCE

Royce Heritage Fund (“RHF”) fell 1.1% in 2014, significantly trailing the 4.9% advance for its small-cap benchmark, the Russell 2000 Index, for the same period.

The first six months of 2014, in addition to being a lower-return up phase, saw the Fund stay closer to the small-cap index. For the year-to-date period ended June 30, 2014, RHF increased 2.9% versus a 3.2% gain for the Russell 2000. The gap between the Fund and its benchmark in the second half of the year was primarily the result of poor performance for the former during the fourth quarter.

   The down phase in the third quarter saw both the Fund and the index losing 7.4%. Most small-cap prices recovered later in the year. The fourth-quarter rally, however, was not nearly as bullish for RHF as it was for its benchmark. The Fund gained 3.7% while the Russell 2000 rose 9.7%. Fourth-quarter results were frustrating as we saw outperformance from sectors of the market in which we typically do not participate. Longer-term results, however, were better on both an absolute and relative basis. We were pleased to see the Fund outpace its benchmark for the 10-, 15-year, and since inception (12/27/95) periods ended December 31, 2014. The Fund’s average annual total return since inception was 13.2%, a long-term record in which we take great pride.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors made a net contribution to calendar-year results. Information Technology was the leader while Consumer Discretionary and Financials also posted solid results. The leading industry groups were capital markets stocks, IT services companies, distributors (from the Consumer Discretionary sector), and semiconductors & semiconductor equipment businesses. The third of these groups was home to Core-Mark Holding Company, a marketer and distributor of consumer goods to convenience stores, grocery stores, drug stores, and other retail centers. Improved second- and third-quarter earnings and an increased dividend offered investors a convenient reason to buy. We reduced our stake by taking gains at various times as the stock appreciated by some 60% during the year. The Fund’s third-largest holding at the end of 2014, Rogers Corporation is a technology company that manufactures specialty materials and components, including printed circuit materials, high-performance foams, and power electronic solutions. Somewhat volatile into the third quarter, its stock price soared in October after it reported record quarterly revenues, which capped a seventh consecutive quarter of year-over-year revenue growth. We were pleased to see each of its three core businesses contributing to its growth as we were buyers of its shares throughout 2014.

   Industrials, RHF’s largest sector and a significant overweight versus the Russell 2000 at year end, detracted most from calendar-year results. Of the 21 industry groups that suffered net losses in 2014, nine are slotted in that sector, with machinery stocks and construction & engineering companies registering the largest negative impact. Houston-based KBR came from the latter group. Its shares plummeted as the company contended with several troubles (some related to energy’s woes), such as cancellations and losses of projects as well as the pushed-out start dates for some of its LNG (liquefied natural gas) ventures. We were encouraged by a restructuring plan unveiled later in the year by the company’s CEO, which entailed streamlining operations and reducing overhead costs, refocusing on core areas of traditional strength, and exiting four non-core businesses that were more heavily fixed-price project oriented. We built our position as its price slipped.

When oil prices declined by 50% in the second half, it had a predictably depressing effect on energy and related stocks throughout the equity market. And some parts of the industry felt much of the brunt more immediately than others. This was the case with many offshore drillers because of the higher operating costs inherent in that business. Based in Switzerland, Transocean is the world’s largest offshore driller. Its shares corrected significantly as pre-existing industry oversupply of ultra-deep water drilling was compounded by the severe commodity-price decline. Unit Corporation is a long-time Royce holding that has always been something of an anomaly in its business because the energy industry traditionally, if not rigidly, separates oil and gas producers from service providers.

Top Contributors to Performance
For 2014 (%)[1]

Core-Mark Holding Company	0.47

Rogers Corporation	0.36

ePlus	0.27

Pan American Silver	0.26

Bed Bath & Beyond	0.25

[1]Includes dividends

Top Detractors from Performance
For 2014 (%)[2]

Transocean	-0.71

Unit Corporation	-0.41

KBR	-0.36

Trican Well Service	-0.32

Reliance Steel & Aluminum	-0.29

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK

As the year came to an end, we attempted to take advantage by buying shares of companies that saw their valuations disconnect from fundamentals due to concerns over European growth and more general deflation in basic materials. Effective February 2, 2015, Steven McBoyle became the Fund’s lead portfolio manager after serving as portfolio manager since 2012. Chuck Royce and James Harvey continue to serve as portfolio managers.

18 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX RHFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/95)

RHF	-3.92	-1.14	12.50	10.48	7.96	9.50	13.15

Annual Operating Expenses: 1.49%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 90% of all 5-year periods; 67% of all 3-year periods; and 57% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/61	100%	9.6	7.3

5-year	109/121	90%	9.7	7.6

3-year	97/145	67%	9.8	8.2

1-year	96/169	57%	11.7	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
 Invested on 12/27/95 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Copart	1.8

Ritchie Bros. Auctioneers	1.6

Rogers Corporation	1.5

DENTSPLY International	1.5

Expeditors International of Washington	1.4

Diodes	1.4

KKR & Co. L.P.	1.4

Bed Bath & Beyond	1.3

Reliance Steel & Aluminum	1.2

Anixter International	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.5

Information Technology	18.5

Financials	17.1

Consumer Discretionary	11.6

Materials	8.6

Health Care	5.6

Energy	4.2

Consumer Staples	0.6

Utilities	0.5

Miscellaneous	4.5

Cash and Cash Equivalents	3.3

Calendar Year Total Returns (%)

YEAR	RHF

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

2002	-18.9

2001	20.5

2000	11.7

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	101	100

From 12/31/95 (Start of Fund’s
First Full Quarter)	112	89

Portfolio Diagnostics

Fund Net Assets	$359 million

Number of Holdings	202

Turnover Rate	35%

Average Market Capitalization[1]	$2,928 million

Weighted Average P/E Ratio sizes[2,3]	19.8x

Weighted Average P/B Ratio[2]	2.5x

Holdings ≥ 75% of Total Investments	96

Active Share [4]	95%

U.S. Investments (% of Net Assets)	75.0%

Non-U.S. Investments (% of Net Assets)	21.7%

1
Geometric Average.  This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2
Harmonic Average.  This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/14).
4	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 19

MANAGER’S DISCUSSION
Royce Opportunity Fund

Buzz Zaino, CFA
Bill Hench

FUND PERFORMANCE

Royce Opportunity Fund (“ROF”) posted a loss of 0.5% in 2014, underperforming its small-cap benchmark, the Russell 2000 Index, which increased 4.9% for the same period. After a number of strong calendar-year performances on both an absolute and relative basis, ROF finished further behind its benchmark than we would prefer. And while a year in the red, even slightly, is far from ideal, we remain confident in the Fund’s distinctive opportunistic approach, especially over long-term periods.

   For the first half, the Fund narrowly trailed the Russell 2000, up 3.0% versus 3.2%. The bulk of ROF’s difficulties, on both a relative and absolute basis, were in the bearish third quarter when small-caps began to slide following a high on July 3. For the quarter, the Fund fell 9.0% compared to a loss of 7.4% for the small-cap index. This did not worry us; ROF has historically had a mixed record of success in short-term downdrafts versus the Russell 2000. And while the Fund also underperformed in the bullish fourth quarter, rising 6.1% while the Russell 2000 climbed 9.7%, the quarter included the end of the downturn, which bottomed out on October 13. From that date through the end of December, ROF narrowly outpaced the small-cap index, advancing 15.4% versus 15.2%. The calendar year did little to dent ROF’s longer-term advantage. The Fund outpaced the small-cap index for the three-, 10-, 15-year, and since inception (11/19/96) periods ended December 31, 2014 (and trailed by only 24 basis points for the five-year period). ROF’s average annual total return since inception was 13.0%. We take great pride in the Fund’s nearly two decades of strong long-term results.

WHAT WORKED... AND WHAT DIDN’T
The market hates uncertainty. In that sense, the second half of 2014 reminded us a little of 2011, when political discord made the market nervous and led to a largely negative second half. Although 2014 was a much better year than 2011, we once again saw an exogenous event–the collapse of oil prices—sow the seeds of uncertainty, rattle investors, and help to create both higher volatility and steep losses, at least among certain small-caps and most energy companies. ROF’s exposure to Energy was slight, though not small enough to prevent the sector from detracting most–by a good-sized margin–from 2014’s results. Two holdings from the sector were among the Fund’s loss leaders. Swift Energy is an onshore and offshore exploration & production (“E&P”) company. Offshore has higher costs, which meant being hurt first and hardest in the decline. We reduced our position in December, as we did with Approach Resources, a Texas-based E&P business.

   Outside Energy, we held shares of Quiksilver, which makes and distributes youth-oriented branded apparel, footwear, and accessories. The company operates under its own brand name as well as Roxy and DC. Its turnaround is taking longer than we anticipated, but we like the management team that came on board in 2013 and the strong presence of its brands in high-profile spots such as Macy’s. Our confidence in the likelihood of infrastructure improvements led us to build our position in General Cable, which makes copper, aluminum, and fiber optic wire and cable products for the energy, industrial, construction, specialty, and communications markets. Its international exposure hurt results, but we think it’s well positioned to recover when industrial activity picks up.

The rising stock price of Century Aluminum prompted us to sell shares through most of 2014. The company produces the metal for sale in the U.S. and Iceland. Earnings recovered in the second half in part the result of the increased use of aluminum-steel hybrids in the aerospace and automotive industries. In February 2014, RF Micro Devices and TriQuint Semiconductor agreed to merge, which seemed to help the shares of each semiconductor business to climb in 2014. We sold the last of our shares of TriQuint in May while holding RF Micro Devices at year end. One of 2013’s top contributors extended its net gains through 2014–SunEdison produces electronic-grade polysilicon used for electronics, solar cells, and film devices while also developing solar power projects. The demand for solar technology keeps heating up, the result of improved technological efficiency that’s helping to lower costs and support for its long-term environmental benefits.

Top Contributors to Performance
For 2014 (%)[1]

Century Aluminum	0.61

RF Micro Devices	0.47

SunEdison	0.36

Spansion Cl. A	0.35

Planar Systems	0.35

[1]Includes dividends

Top Detractors from Performance
For 2014 (%)[2]

Quiksilver	-0.42

Swift Energy	-0.36

General Cable	-0.34

Approach Resources	-0.31

Extreme Networks	-0.28

[2]Net of dividends

CURRENT POSITIONING AND OUTLOOK
In many ways a restocking year, 2014 saw us trimming or selling positions that had established momentum while looking to find or add to companies that will ideally furnish the next few years with strong performance. Looking ahead, we are constructive on several consumer and technology areas, as well as housing and non-residential construction. Lower energy prices and improved employment rates should help to keep the U.S. consumer active and confident, as was the case in the closing months of 2014 when auto sales remained strong, and holiday sales were robust for many retailers. We anticipate that housing sales should gain momentum in the weeks and months following the Super Bowl, as is often the case, and also expect non-residential construction and infrastructure activity to increase in 2015.

20  | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/19/96)

ROF	-3.40	-0.48	20.52	15.31	8.14	11.60	13.00

Annual Operating Expenses: 1.17%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 83% of all 5-year periods; 79% of all 3-year periods; and 67% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/61	100%	9.9	7.3

5-year	100/121	83%	10.3	7.6

3-year	115/145	79%	11.3	8.2

1-year	114/169	67%	14.9	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 11/19/96 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Microsemi Corporation	0.9

Sanmina Corporation	0.8

Mueller Industries	0.8

Advanced Energy Industries	0.8

Commercial Metals	0.8

RTI International Metals	0.8

Mueller Water Products Cl. A	0.8

Ingram Micro Cl. A	0.7

Kaiser Aluminum	0.7

Atlas Air Worldwide Holdings	0.7

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.6

Industrials	20.1

Consumer Discretionary	12.5

Financials	10.3

Materials	7.8

Health Care	4.0

Energy	2.1

Consumer Staples	1.2

Telecommunication Services	0.6

Miscellaneous	4.8

Cash and Cash Equivalents	7.0

Calendar Year Total Returns (%)

YEAR	ROF

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

2002	-17.0

2001	17.3

2000	19.8

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	121	128

From 12/31/95 (Start of Fund's First Full Quarter)	126	110

Portfolio Diagnostics

Fund Net Assets	$2,315 million

Number of Holdings	295

Turnover Rate	36%

Average Market Capitalization[1]	$791 million

Weighted Average P/B Ratio[2]	1.4x

Holdings ≥ 75% of Total Investments	151

Active Share[3]	90%

U.S. Investments (% of Net Assets)	83.3%

Non-U.S. Investments (% of Net Assets)	3.7%

1
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROF’s Service, Consultant, R, and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 21

MANAGER’S DISCUSSION
Royce Special Equity Fund

Charlie Dreifus, CFA

FUND PERFORMANCE

Royce Special Equity Fund (“RSE”) suffered some relative disappointments in 2014. The Fund gained 1.1% in the calendar year, underperforming its small-cap benchmark, the Russell 2000 Index, which advanced 4.9% for the same period. In the context of a market in which many companies with no earnings, no dividend, and other lower-quality attributes continued to outperform, this was hardly surprising. In fact, the strength of low quality was particularly evident even in the first quarter, when RSE was down 0.8% versus a gain of 1.1% for the Russell 2000. Much of this underperformance came from specialty retailers in the Consumer Discretionary sector, and the negative impact was exacerbated by the portfolio’s significant overweight versus the benchmark. However, our patience with many of these holdings would begin to be rewarded later in the year.

   After underperforming again in the second quarter, the Fund finished behind the index in the first half, up 0.2% versus 3.2% for the Russell 2000. When the market became both more volatile and markedly bearish in the third quarter, the Fund had a somewhat curious experience. It lost less than the small-cap index in both the July and September downturns but underperformed in the August recovery, which gave RSE only a narrowly smaller loss than the Russell 2000 for the third quarter as a whole, -7.1% versus -7.4%. We were pleased to see the Fund go on to enjoy a strong rebound when small-cap prices began to recover, thanks in part to a strong showing from specialty retailers. RSE advanced 8.6% in the fourth quarter compared to 9.7% for its benchmark. Considering the Fund’s long-term historical pattern, 2014 results were not surprising as the market continued to favor lower-quality issues that simply do not meet our exacting selection standards. We were pleased with RSE’s longer-term results. The Fund outpaced the Russell 2000 for the 10-, 15-year, and since inception (5/1/98) periods ended December 31, 2014. RSE’s average annual total return since inception was 9.8%.

WHAT WORKED... AND WHAT DIDN’T
Only two of the Fund’s equity sectors—Consumer Staples and Consumer Discretionary—finished the year with net losses, which were modest. The latter group, as mentioned, received a considerable boost in the fourth-quarter rally. Information Technology led the Fund’s five equity sectors that posted net gains in 2014 (Financials were flat for the year). RSE’s three top-performing industry groups were chemicals, media, and commercial services & supplies, while the communications equipment group, semiconductors & semiconductor equipment companies, and electronic equipment, instruments & components stocks all posted solid net gains to galvanize the Information Technology sector.

The Fund’s top performer and largest holding at the end of the year was UniFirst Corporation, which provides workplace uniforms and protective work wear clothing. We added shares between February and early June. Minerals Technologies, another top-performing top-10 position, is a resource- and technology-based organization that develops and produces performance-enhancing minerals as well as synthetic mineral and mineral-based products. We took gains through much of the year as its price rose. RSE’s leading detractor was also a top-10 holding. Schweitzer-Mauduit International runs a global business from Georgia manufacturing paper and reconstituted tobacco products for the tobacco industry. After buying during the first half, we trimmed in the second, resulting in a small net decrease in the position for the year. The Finish Line ran a poor race in what was often a torturous course for retailers in 2014. The company sells men’s, women’s, and children’s brand name athletic and leisure footwear, activewear, and accessories. It was the Fund’s sixth-largest position at the end of the year.

Top Contributors to Performance
For 2014 (%)[1]

UniFirst Corporation	0.93

Minerals Technologies	0.81

Meredith Corporation	0.65

Plantronics	0.55

Neenah Paper	0.47

[1] Includes dividends

Top Detractors from Performance
For 2014 (%)[2]

Schweitzer-Mauduit International	-0.62

Finish Line (The) Cl. A	-0.59

LeapFrog Enterprises Cl. A	-0.54

Universal Corporation	-0.52

EnerSys	-0.40

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The combination of slower growth in healthcare costs on top of lower energy prices is striking—a decade ago, energy and healthcare costs were consuming nearly all of the gains in consumer discretionary income. It is possible, even likely, that profit margins will expand rather than contract, as most expect. Besides the slide in commodity prices, we continue to see the substitution of capital for labor. While having a negative outcome concerning income inequality, it bodes well for the equity market.

We still believe that more merger and acquisition activity is ahead and that our portfolio should receive its share and then some in light of both our methodology and the attractiveness of the issues. The forces behind more M&A activity include record-low interest rates, little other cost cutting opportunities, many companies being over capitalized (some with sizeable cash balances), activist investing putting deals into play, and the fact that acquiring companies shares have been advancing immediately of late. Market correlations continue to fall, which suggests that the value of stock picking will continue to increase in importance. The more concerned about the market one is, the more we think quality companies—those with high returns on equity, low debt, and stable earnings—make sense.

22  | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)

RSE	0.93	1.09	14.69	12.55	8.22	12.19	9.77

Annual Operating Expenses: 1.13%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods 15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 80% of all 10-year periods; 72% of all 5-year periods; 48% of all 3-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	49/61	80%	10.1	7.3

5-year	87/121	72%	10.3	7.6

3-year	70/145	48%	11.4	8.2

1-year	84/169	50%	13.2	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM  As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM  with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
 Invested on 5/1/98 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

UniFirst Corporation	6.5

Bed Bath & Beyond	6.4

AVX Corporation	4.8

Meredith Corporation	4.5

Children’s Place	4.3

Finish Line (The) Cl. A	4.0

Minerals Technologies	3.9

Scholastic Corporation	3.4

Schweitzer-Mauduit International	3.4

ScanSource	3.3

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	32.8

Industrials	23.2

Information Technology	16.4

Materials	11.6

Consumer Staples	6.6

Health Care	2.5

Energy	1.2

Financials	0.3

Cash and Cash Equivalents	5.4

Calendar Year Total Returns (%)

YEAR	RSE

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

2002	15.3

2001	30.7

2000	16.3

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	79	65

From 6/30/98 (Start of Fund's
First Full Quarter)	74	48

Portfolio Diagnostics

Fund Net Assets	$2,888 million

Number of Holdings	40

Turnover Rate	21%

Average Market Capitalization[1]	$1,934 million

Weighted Average P/E Ratio[2,3]	18.5x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	20

Active Share [4]	98%

U.S. Investments (% of Net Assets)	94.6%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 23

MANAGER’S DISCUSSION
Royce Value Fund

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Value Fund (“RVV”) finished 2014 with a slight loss of 0.02%, well behind its small-cap benchmark, the Russell 2000 Index, which advanced 4.9% for the same period. Making things more frustrating was that RVV was slightly ahead of the small-cap index in the first half, up 3.4% versus 3.2%. This capped a smooth start to 2014 that followed the red-hot pace of returns in 2013. Yet this did not last, at least not for small-caps. Shortly after establishing a high on July 3, returns for the Russell 2000 began to slip. This made for a dismal third quarter in which the Fund fell 5.6%, losing less than its benchmark, which declined 7.4%. At this stage, the Fund remained ahead of the small-cap index for the nine-month period ended September 30, 2014.

The Fund forfeited its relative advantage, then, in the otherwise pleasant fourth quarter. Small-caps remained volatile through the year’s final three months, but returns were generally positive. This was more true in some cases, however, than in others. The Russell 2000 managed a gain in each of the year’s last three months while Halloween marked the final month with a positive return for RVV. For the fourth quarter, the Fund rose 2.4% versus 9.7% for the Russell 2000. Longer-term returns offered something better on a relative (as well as absolute) basis. RVV outpaced the small-cap index for the 10-year and since inception (6/14/01) periods ended December 31, 2014. The Fund’s average annual total return since inception was 10.8%.

WHAT WORKED... AND WHAT DIDN’T
Three of RVV’s equity sector finished the year in the red—Energy, Consumer Staples, and Materials. After finishing the first half as the Fund’s best-performing sector, energy stocks were crushed by the precipitous collapse in oil prices. Atwood Oceanics is an offshore drilling contractor that specializes in deep-water drilling, an area that earlier in the year was suffering from an oversupply problem that hurt pricing for both rigs and drill ships. Atwood’s rigs that are currently under customer contracts make its prospects for 2015 look fairly solid, but 2016’s outlook is murky. The decline in commodity prices also led the company to push out delivery dates for two large new drill ships for which it does not yet have contracts. We think it can benefit from a recovery in oil prices, but the timing on that is obviously impossible to predict. While keeping in mind the daunting short-and intermediate-term prospects for the industry, we were also constructive about the long-term prospects for Unit Corporation, which operates primarily as a contract drilling company that is also involved in exploration and production and engages in midstream activities. These related segments make it an outlier in an otherwise rigidly specialized industry, though we like its unique business model as well as its long history of strong operating results. Outside of Energy, Nu Skin Enterprises settled some issues with the Chinese government by paying fines and improving training, restructuring its debt covenants, and reversing a cash flow problem. This was all good news, but we think the firm also needs improved sales in China to spur a comeback.

The sectors that contributed most to 2014 results were Information Technology (by a sizable margin), Financials, Health Care, Industrials, and Consumer Discretionary. Net gains in the first of these groups were particularly strong in the semiconductors & semiconductor equipment group and communications equipment industry, where Brocade Communications Systems, which provides switching solutions for storage area networks (SAN), was the standout. Knight Transportation, from the Industrials sector, is a short-to medium-haul truckload carrier of general commodities that we regard as a very well-run business. Consolidation and labor tightening in its industry aided the stronger players, and Knight’s stock price accelerated.

The Fund’s top-performing position was Chemed Corporation, which operates two very different businesses—hospice care provider Vitas and plumbing and drain cleaning service company Roto-Rooter—and is slotted in Health Care. Its shares appeared to benefit most from a “no news is good news” scenario regarding Vitas. In 2013 this business became the target of a Justice Department investigation into Medicare enrollment and billing rates. Vitas offers more critical care than is typical in the hospice industry, which might have helped to trigger an inquiry. However, margins for critical care are not much higher than for other elements of hospice care, and the firm is one of the few able to deliver it on a nationwide basis. The absence of news around the investigation seemed to reassure investors who flocked to the stock. We like the consistency and brand value of Roto-Rooter and Vitas’s status as one of the few hospice providers with coast-to-coast reach.

Top Contributors to Performance For 2014 (%)[1]

Chemed Corporation	0.90

Knight Transportation	0.73

Brocade Communications Systems	0.66

DSW Cl. A	0.60

G-III Apparel Group	0.56

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-1.96

Atwood Oceanics	-1.45

Ascena Retail Group	-1.35

Unit Corporation	-0.88

GameStop Corporation Cl. A	-0.74

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2014, RVV remained heavily overweight in the Consumer Discretionary and Information Technology sectors, which reflected our confidence for strong growth potential in these areas. Biotech was an area that we again avoided. These companies, which have been among small-cap’s best performers over the last couple of years, also tend to have no earnings. We expect interest rates to remain low and for the economy to keep growing. In our view stocks should benefit from earnings growth, and we have carefully positioned the portfolio for this kind of environment.

24 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVV	-3.32	-0.02	11.85	10.12	8.15	10.84

Annual Operating Expenses: 1.48%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 74% of all 5-year periods; 70% of all 3-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	43/43	100%	11.2	8.3

5-year	76/103	74%	10.7	7.6

3-year	89/127	70%	12.1	9.3

1-year	95/151	63%	13.6	11.0

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested On 6/14/01 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	3.2

Reinsurance Group of America	3.0

Vishay Intertechnology	3.0

Brocade Communications Systems	3.0

NETGEAR	3.0

Genesco	2.9

Genworth MI Canada	2.8

Innospec	2.7

Nu Skin Enterprises Cl. A	2.7

Steven Madden	2.7

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	28.2

Information Technology	26.1

Financials	12.0

Materials	9.1

Energy	8.6

Industrials	8.1

Consumer Staples	2.8

Health Care	1.9

Miscellaneous	1.8

Cash and Cash Equivalents	1.4

Calendar Year Total Returns (%)

YEAR	RVV

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

2002	-23.5

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	103	101

From 6/30/01 (Start of Fund's First Full Quarter)	109	96

Portfolio Diagnostics
Fund Net Assets	$882 million

Number of Holdings	65

Turnover Rate	38%

Average Market Capitalization[1]	$2,154 million

Weighted Average P/E Ratio[2,3]	13.8x

Weighted Average P/B Ratio[2]	1.7x

Holdings ≥ 75% of Total Investments	31

Active Share[4]	97%

U.S. Investments (% of Net Assets)	89.0%

Non-U.S. Investments (% of Net Assets)	9.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 25

MANAGER’S DISCUSSION
Royce Value Plus Fund

Chip Skinner, CFA

FUND PERFORMANCE
Royce Value Plus Fund (“RVP”) gained 3.9% in 2014, trailing its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. RVP finished the first half of 2014 with an advantage over the small-cap benchmark, up 4.1% versus 3.2%. Holding this gain through the third quarter, when small-cap stock prices began to slip rapidly following a high for the Russell 2000 on July 3, RVP was down 6.5% while the small-cap index declined 7.4%. When small-caps rallied through much of the fourth quarter, however, the Fund could not match the benchmark’s pace. RVP increased 6.8% in the final quarter of 2014, a fine result on an absolute basis, but still behind the 9.7% advance for the Russell 2000. This had its effect on certain intermediate-and long-term results, many of which fell short of what we would like on a relative basis even as they were strong on an absolute basis. The Fund outperformed the Russell 2000 for the since inception (6/14/01) period ended December 31, 2014. RVP’s average annual total return since inception was 12.2%.

WHAT WORKED... AND WHAT DIDN’T
Health Care had a robustly positive effect on calendar-year results, leading all of the Fund’s sectors by a large margin. Two of these holdings were takeover targets in 2014. Furiex Pharmaceuticals first saw strong results in phase III clinical trials for an IBS treatment before being acquired at a healthy premium. The announcement in April prompted us to sell our shares. In February the stock price of InterMune soared on news of positive phase III trial results for a drug that treats IPF (idiopathic pulmonary fibrosis), a chronic and ultimately fatal condition that leads to a decline in lung function. It shot up again in August on news that Roche was buying therm. Elsewhere in the sector, Myriad Genetics was a top contributor after detracting from 2013 results. The company faced several headwinds that year: reimbursement change concerns from payers, a Supreme Court decision in June that held that human genes cannot be patented, and new competition in the breast cancer gene testing market. This led its stock to fall, though the company retained some of its patents on certain genetic testing processes. Its shares then came back strong in the first half. The reimbursement issues were resolved at a rate that was more favorable than many investors were expecting, and the firm has demonstrated an impressive rate of growth. Additionally, competition, especially in the breast cancer genetic screening area, has not materialized to the degree many were anticipating. For example, it has retained about 90% of its market share in breast cancer genetic screening. It was the Fund’s third-largest holding at year end.

We also had success with holdings involved in big data and machine-to-machine (M2M) technology, sometimes known as “the Internet of Things.” The latter typically involves using technology on one piece of equipment that captures and relays information through a wireless or wired network. This information then goes to a computer, which translates it into meaningful data that makes machines work better. Sierra Wireless, a wireless data communications equipment company with a global business providing M2M communications and mobile components, was one beneficiary of solid fundamentals and burgeoning investor interest in this important area. It was RVP’s fourteenth-largest holding at the end of 2014.

Net losses at the sector level were relatively modest. Energy led the detractors followed by Materials, Consumer Staples, and Financials. After increasing our exposure to Energy in the first half, we began to trim as share prices were climbing, a fortuitous shift in light of the rapid decline in oil prices. With Energy, our preference is for service businesses rather than E&P (exploration & production) companies. Triangle Petroleum is involved in several facets of energy, including fracking and well services as well as production. Its shares plummeted with the second-half plunge in commodity prices. As with the Fund’s other holdings in the sector, we like its longer-term potential to recover in an improved business climate for the industry.

E2open initially looked to us like a broken SaaS business (“software as a service,” a software licensing and delivery model in which software is licensed on a subscription basis) that had terrific rebound potential. Three lost customers later, we concluded that its growth potential looked likely to remain untapped for longer than we were willing to wait and sold our shares despite some positive product feedback. SciQuest provides procurement and spending management software on a subscription basis primarily to universities, hospitals, and local and state governments. Its planned expansion into more commercial sectors did not materialize along the lines we had been anticipating. The firm also exhibited an earnings pattern that had grown too consistently inconsistent and was made worse by some recent misses. All of this led us to take our losses and move on, selling the last of our shares in October.

Top Contributors to Performance For 2014 (%)[1]

InterMune	1.65

Furiex Pharmaceuticals	1.44

Sierra Wireless	1.33

Myriad Genetics	0.95

U.S. Silica Holdings	0.93

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

E2open	-1.31

SciQuest	-0.90

Triangle Petroleum	-0.62

Worthington Industries	-0.53

Medicines Company (The)	-0.47

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We sought to bring sector weightings more into balance with one another during 2014, reducing some (such as Energy) and adding to others, such as Health Care. Looking forward, the latter sector and Consumer Discretionary are areas of particular interest. While we slightly reduced our overall exposure to Information Technology, the big data and Internet of Things themes remain focal points.

26 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX RVPKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/14/01)

RVP	-0.18	3.89	16.64	11.32	7.11	12.18

Annual Operating Expenses: 1.49%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/14
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 79% of all 10-year periods; 52% of all 5-year periods; 52% of all 3-year periods; and 56% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	34/43	79%	10.5	8.3

5-year	54/103	52%	9.8	7.6

3-year	66/127	52%	12.1	9.3

1-year	85/151	56%	15.0	11.0

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested On 6/14/01 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Rogers Corporation	2.8

IPG Photonics	2.6

Myriad Genetics	2.4

Zumiez	2.4

Paylocity Holding Corporation	2.4

Carter’s	2.1

Mobile Mini	1.9

Actelion	1.8

Mercury Systems	1.8

UCB	1.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.9

Consumer Discretionary	17.5

Industrials	15.3

Health Care	15.2

Financials	9.8

Materials	4.7

Energy	4.0

Consumer Staples	3.6

Telecommunication Services	1.0

Miscellaneous	4.1

Cash and Cash Equivalents	1.9

Calendar Year Total Returns (%)

YEAR	RVP

2014	3.9

2013	32.5

2012	15.2

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

2002	-14.7

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	101	107

From 6/30/01 (Start of Fund’s First Full Quarter)	116	99

Portfolio Diagnostics
Fund Net Assets	$926 million

Number of Holdings	92

Turnover Rate	52%

Average Market Capitalization[1]	$1,724 million

Weighted Average P/E Ratio[2,3]	22.9x

Weighted Average P/B Ratio[2]	2.9x

Holdings ≥ 75% of Total Investments	50

Active Share[4]	96%

U.S. Investments (% of Net Assets)	81.7%

Non-U.S. Investments (% of Net Assets)	16.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio's center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio's share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION
Royce 100 Fund

Lauren Romeo, CFA Chuck Royce

FUND PERFORMANCE
Royce 100 Fund (“ROH”) was down 3.3% in 2014, underperforming its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. A difficult year, 2014 began in far more promising fashion, as the year’s first six months were both placid and bullish, albeit in a low key way. The Fund was up 2.8% for the six-month period ended through June 30, 2014 compared to 3.2% for the small-cap index.

The third quarter, however, saw increased volatility within small-cap and mostly staggering share prices. ROH lost a surprising 9.0% in the quarter while the Russell 2000 fell 7.4%. This was particularly discouraging because we expect our risk-conscious approach to weather such periods better than the index, as has usually been the case throughout the Fund’s more-than-10-year history. Compounding its difficulties, the Fund then failed to participate fully in the rally that enlivened much of the fourth quarter, climbing 3.4% versus 9.7% for the Russell 2000. For most of the year, then, the market did not reward the sort of high-quality companies that we seek for the portfolio. Many of the highest returns went instead to faster-growing, often unprofitable businesses. We were more encouraged by the Fund’s longer-term relative and absolute results. ROH outpaced the small-cap index for the 10-year and since inception (6/30/03) periods ended December 31, 2014. The Fund’s average annual total return since inception was 10.6%.

WHAT WORKED... AND WHAT DIDN’T
ROH’s eight equity sectors were split between four that showed net gains and four that sustained net losses. The largest negative impact came from the Industrials sector, home of 10 of the portfolio’s 20 largest detractors in 2014. The stock price of KBR fell throughout the year. During the first half, the company struggled with the cancellation of some engineering and construction projects and losses on a few others while also contending with pushed-out start dates for certain LNG (liquefied natural gas) ventures. Later in the year, the firm’s CEO unveiled a restructuring plan. While the plan showed promise, we chose to sell our shares in ROH’s portfolio and move on. We also chose to exit GrafTech International, which manufactures graphite and carbon material mostly for use in the steel industry. A series of earnings misses, mainly the result of graphite electrode order push outs and weakening international business, helped its shares to decline by more than 50% in the third quarter, eroding our confidence.

The second-half collapse of oil prices caused an unfortunate reversal for many of our Energy holdings. The sector was ROH’s best performing group through the end of June only to finish the year with the portfolio’s second-largest net loss on a sector basis. Our Energy holdings were in the equipment & services industry (as opposed to those exclusively engaged in exploration and production), but these companies were not spared. Unit Corporation, the Fund’s eleventh-largest position at the end of the year, is a long-time holding involved in several energy businesses, including oil and natural gas exploration, oil and gas property acquisition, contract drilling services, and natural gas processing. Its ability to do each of these jobs well makes it something of an anomaly in an otherwise rigidly specialized industry. We built our position in the fourth quarter. The core business of Canadian oilfield service company Trican Well Service took us in the opposite direction. Differentiation has become increasingly difficult to establish in the field of hydraulic fracturing. This development, combined with the capital intensity of fracking fleets, leads both existing and potential customers to price aggressively in downturns in order to maintain fleet utilization, prompting us to sell our shares in ROH in December.

Information Technology led those sectors posting net gains in 2014. Sapient Corporation is a marketing and consulting services firm whose acquisition by French advertising giant Publicis Groupe for a more than 40% premium was announced in November. Our take was that the move proved Sapient’s value and highlighted the increasing importance (and share gains) of digital marketing for more traditional advertising businesses. Marcus & Millichap is a national commercial real estate and financing brokerage firm. A market leader in the private segment of the investment sales market, it has double the market share of its nearest competitor but in our estimation has ample room to grow. Increased commercial real estate activity supplemented by the company’s national network and database of private real estate investors was a key driver of 2014 results.

Top Contributors to Performance For 2014 (%)[1]

Sapient Corporation	0.58

Marcus & Millichap	0.53

ePlus	0.48

Core-Mark Holding Company	0.45

Liberty Tax	0.43

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Trican Well Service	-0.78

Unit Corporation	-0.74

KBR	-0.71

GrafTech International	-0.65

Destination Maternity	-0.53

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective November 10, 2014, Lauren Romeo became the Fund’s lead portfolio manager. Chuck Royce manages the Fund with her. Ms. Romeo previously served as co-manager (2013-2014), portfolio manager (2010-2013), and assistant portfolio manager (2006-2010). Mr. Royce has managed the Fund since its inception. We are anticipating accelerated economic growth, with many holdings poised for margin expansion when revenue growth improves. While the near-term outlook for energy-related stocks is grim, we have confidence in the long-term prospects for our holdings in or close to that industry. We believe rising capital spending and signs of an upturn in non-residential construction should help many holdings in Industrials, ROH’s largest sector weighting at year end. We also believe that favorable secular spending trends in semiconductor capital equipment, factory automation, and telecom infrastructure should bode well for many tech-related positions.

28 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX ROHKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	-5.88	-3.26	12.18	10.49	8.48	10.58

Annual Operating Expenses: 1.51%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 77% of all 5-year periods; 67% of all 3-year periods; and 50% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	19/19	100%	10.5	8.8

5-year	61/79	77%	8.3	5.8

3-year	69/103	67%	9.5	7.8

1-year	63/127	50%	12.2	10.9

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested On 6/30/03 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	2.3

ManpowerGroup	2.1

ePlus	2.0

Reliance Steel & Aluminum	1.8

MKS Instruments	1.8

CIRCOR International	1.7

Valmont Industries	1.7

Pason Systems	1.7

Applied Industrial Technologies	1.6

Bio-Techne	1.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.8

Information Technology	23.2

Consumer Discretionary	10.9

Financials	8.4

Energy	8.3

Materials	8.2

Health Care	5.7

Consumer Staples	1.1

Miscellaneous	4.6

Cash and Cash Equivalents	4.8

Calendar Year Total Returns (%)

YEAR	ROH

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	101	96

From 6/30/03 (Start of Fund’s First Full Quarter)	98	96

Portfolio Diagnostics

Fund Net Assets	$221 million

Number of Holdings	94

Turnover Rate	39%

Average Market Capitalization[1]	$1,707 million

Weighted Average P/E Ratio[2,3]	19.7x

Weighted Average P/B Ratio[2]	2.3x

Holdings ≥ 75% of Total Investments	56

Active Share[4]	96%

U.S. Investments (% of Net Assets)	88.2%

Non-U.S. Investments (% of Net Assets)	7.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus, and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 29

MANAGER’S DISCUSSION
Royce Dividend Value Fund

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
It was not a successful year for our strategy of investing in conservatively capitalized, dividend paying micro-cap, small-cap, and mid-cap companies. Royce Dividend Value Fund (“RDV”) finished 2014 with a loss of 2.1%, significantly behind its small-cap benchmark, the Russell 2000 Index, which rose 4.9% for the same period. This was especially dispiriting in the context of a strong start to the year, a period of lower but positive returns for most equities following the sky-high returns of 2013. RDV finished the first half of the year just ahead of the small-cap benchmark, up 3.3% versus 3.2% for the Russell 2000.

After eight consecutive positive quarters, the Russell 2000nished the third quarter in the red. The Fund followed suit, and both fell 7.4% for the quarter. This was something of a disappointment in that RDV has historically lost less than the small-cap index during most down phases, including short-term spans. Unfortunately, the Fund also could not match the fast pace established by the Russell 2000 for most of the year’s final quarter. The small-cap index finished the year with an impressive fourth-quarter gain of 9.7% while RDV mustered an advance of 2.3%. Three months, then, sealed a sizable annual advantage for the benchmark. We were more pleased with longer-term results. The Fund beat the Russell 2000 for the 10-year and since inception (5/3/04) periods ended December 31, 2014. RDV’s average annual total return since inception was 9.2%.

WHAT WORKED... AND WHAT DIDN’T
Of the four equity sectors that posted net losses in the portfolio for 2014, Energy led by a considerable margin, an unsurprising fact in light of the extraordinary decline in oil prices during the second half of the year. Taking our usual contrarian view, we are prepared to live with the negative short-term picture by holding most of our companies in the industry. We believe their long-term prospects will be effectively strengthened in an improved market for energy prices. Having higher operating costs often hurts offshore drillers earlier and harder when crude prices slip, which affected the performance of two companies in the portfolio. Based in Switzerland, Transocean is the world’s largest offshore driller. Its shares fell by nearly 60% in 2014 based on both the collapse of oil prices and an oversupplied ultra-deep water drilling market. Louisiana-based Tidewater provides marine service vessels to offshore energy companies. Its low-debt balance sheet and strong market position gave us confidence going forward.

We thought that Nu Skin Enterprises managed its way well through a highly challenging year. It settled issues with the Chinese government by paying fines and improving training, restructured its debt, and positively reversed its cash flows. These positive developments notwithstanding, a rebound in the Chinese market probably needs to happen before its stock can really come back. We demonstrated our confidence in this eventually occurring by adding shares through most of 2014. The ongoing struggles of tween girl retailer Justice and plus-size women’s retailer Lane Bryant were major factors in depressing the shares of multiline fashion business Ascena Retail Group. We trimmed our stake in 2014. The ongoing strength of the U.S. dollar combined with the Fund’s sizable exposure to non-U.S. companies (more than 24% of net assets at the end of 2014) also created a drag on results, hurting the value of holdings headquartered abroad.

Six equity sectors finished the year in the black, with the largest contribution coming from Financials. Three of RDV’s top four industry groups came from that sector—capital markets stocks, insurance companies, and real estate investment trusts (REITs). The last group, one of the strongest for small-caps in 2014, is not an area of primary investment focus, for us as we were significantly underweight REITs versus the Russell 2000. The Fund’s top performing stock was Cintas Corporation, which provides corporate identity uniforms and related business services. Stronger-than-expected earnings in its first and second fiscal quarters boosted its shares in the second half, when we took gains. Low debt and a solid dividend drew us to C.H. Robinson Worldwide, a third-party logistics company that provides freight transportation services and logistics solutions. Rising earnings drove interest in its stock and led us to reduce our position in November.

Chemed Corporation runs hospice care provider Vitas and plumbing and drain cleaning service company Roto-Rooter. Its shares seemed to climb mostly as a result of a “no news is good news” scenario concerning Vitas. In 2013 the Justice Department began looking into its Medicare enrollment and billing rates. Offering more critical care than is typical in the hospice industry may have been a factor. However, margins for critical care are not much higher than for other elements of hospice care, and Vitas is one of the few delivering it on a nationwide basis. The absence of any additional developments in the investigation appeared to reassure investors. We reduced our position as its stock price rose.

Top Contributors to Performance For 2014 (%)[1]

Cintas Corporation	0.33

C. H. Robinson Worldwide	0.25

Chemed Corporation	0.24

Coronation Fund Managers	0.23

Hormel Foods	0.21

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Transocean	-0.98

Nu Skin Enterprises Cl. A	-0.51

Ascena Retail Group	-0.39

Tidewater	-0.34

Reliance Steel & Aluminum	-0.29

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We continue to focus on what we regard as well-run dividend-paying businesses. We have positioned the portfolio for improved performance from cyclical sectors in 2015, basing this decision on our confidence in both the ongoing expansion of the U.S. economy and an earnings-led rally for small-cap stocks.

30 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	-5.31	-2.14	14.38	13.19	8.47	9.17

Annual Operating Expenses: 1.52%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the fund outperformed the Russell 2000 in 100% of all 10-year periods; 84% of all 5-year periods; 74% of all 3-year period; and 59% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	8/8	100%	9.6	8.5

5-year	57/68	84%	8.6	6.5

3-year	68/92	74%	8.6	7.0

1-year	68/116	59%	11.4	10.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 5/3/04 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets
FLIR Systems	1.6

Reliance Steel & Aluminum	1.6

Expeditors International of Washington	1.4

Willis Group Holdings	1.2

Buckle (The)	1.2

Vishay Intertechnology	1.2

Reinsurance Group of America	1.2

Genesco	1.1

SEI Investments	1.1

KKR & Co. L.P.	1.1

Portfolio Sector Breakdown
% of Net Assets
Financials	27.3

Industrials	19.2

Materials	14.2

Information Technology	12.8

Consumer Discretionary	10.5

Energy	3.8

Health Care	3.7

Consumer Staples	2.3

Telecommunication Services	1.0

Utilities	0.6

Miscellaneous	4.5

Cash and Cash Equivalents	0.1

Calendar Year Total Returns (%)
YEAR	RDV

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	92	83

From 6/30/04 (Start of Fund’s
First Full Quarter)	91	80

Portfolio Diagnostics

Fund Net Assets	$513 million

Number of Holdings	267

Turnover Rate	22%

Average Market Capitalization[1]	$2,989 million

Weighted Average P/E Ratio[2,3]	17.5x

Weighted Average P/B Ratio[2]	2.2x

Holdings ≥ 75% of Total Investments	96

Active Share[4]	96%

U.S. Investments (% of Net Assets)	75.6%

Non-U.S. Investments (% of Net Assets)	24.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 31

MANAGERS’ DISCUSSION
Royce Global Value Fund

David Nadel Steven McBoyle, CPA, CA Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce Global Value Fund (“RGV”) fell 5.8% in 2014, trailing its benchmark, the Russell Global Small Cap Index, which lost 0.3% for the same period. The Fund’s difficulties on both a relative and absolute basis were entirely the result of a poor second half. The year began on a solidly bullish note. For the six-month period ended June 30, 2014, RGV rose 11.0% versus a 5.7% gain for the global small-cap index. During the first half the Fund benefited from a strengthening Europe and ongoing bullishness in the U.S., both of which were compensation for generally less robust Asian markets during the first few months of 2014.

This positive picture began to shift in the third quarter. Stocks across the globe corrected (with the exception of U.S. large-caps), with European shares among the most adversely affected. The Fund lost 9.8% for the third quarter versus a loss of 6.7% for the Russell Global Small Cap. Portfolio holdings in the U.S., Canada, the United Kingdom, and Austria were the largest detractors from quarterly results. While we were not happy with the Fund’s results during the downdraft, we were pleased that at the end of the third quarter RGV remained ahead of its benchmark for the nine-month period ended September 30, 2014. Unfortunately, this advantage was lost in the fourth quarter, a period in which U.S. small-caps rallied off a mid-October low while many non-U.S. companies saw additional losses or treaded water. For the fourth quarter, the Fund was down 5.9% compared to a 1.1% increase for its global benchmark. As in the third quarter, holdings headquartered in Canada, the U.S., and the U.K. had the most significant negative impact. We were also not pleased with the Fund’s longer-term results, which were disappointing on both an absolute and relative basis.

WHAT WORKED... AND WHAT DIDN’T
Three of RGV’s eight equity sectors posted net gains in 2014, with Information Technology and Health Care making the largest net contribution. Myriad Genetics, the market share leader in molecular diagnostic testing for cancer, saw its shares decline materially in June 2013 when the U.S. Supreme Court held that human genes cannot be patented. We took advantage of this share price decline. The stock then returned to health in the first half of 2014, when it also acquired Crescendo Bioscience in a move that diversified Myriad’s already promising pipeline. In addition, MyRisk, its genetic panel test, showed promise. We reduced our position through much of the year as its valuation returned to more normalized levels. Indian specialty pipe and tube maker Maharashtra Seamless also did well after slumping in 2013 when the slow-growing Indian economy and ongoing pipe dumping depressed demand. India’s May elections gave a boost to the economy and markets. Oil pipeline replacements in certain areas are likely, as is nationwide pipe connectivity for natural gas, both of which would likely benefit Maharashtra. After taking gains earlier in the year, we sold the last of our shares in August as it rolled past our sell targets.

Five equity sectors were in the red at the end of 2014. Financials detracted most, losing considerably more than the Fund’s other detractors—Materials, Consumer Staples, Energy, and Industrials. Real estate management & development stocks made the largest negative impact in both Financials and the portfolio as a whole. Three of RGV’s five biggest detracting companies also came from that sector. Brazil’s number one real-estate brokerage, Brasil Brokers Participacoes remained mired in a weak housing market. Disappointment from autumn’s election results exacerbated poor consumer sentiment and did little to revive Brazil’s stagnant economy, which also hurt. We sold our position in November. London-based Ashmore Group is among the world’s leading emerging markets asset management companies. Its shares were challenged by concerns about the debt cycle and worrisome news from Russia and other emerging markets in 2014. Earnings have been hurt, though revenues have remained mostly consistent. We liked its long-term prospects enough for it to be a top-10 holding at the end of the period. We had a similar level of confidence in the eventual recovery of the Fund’s largest position at year end, retailer New World Department Store China. We like how the company is positioned for a pick-up in the Chinese economy as well as its management and very generous dividend policy. The strength of the U.S. dollar was also a factor in the performance of non-U.S. holdings.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	1.48

Maharashtra Seamless	1.03

Western Digital	0.68

Industrias Bachoco ADR	0.54

Kennedy-Wilson Holdings	0.46

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Brasil Brokers Participacoes	-0.92

Ashmore Group	-0.84

New World Department Store China	-0.67

Nu Skin Enterprises Cl. A	-0.65

E-House (China) Holdings ADR	-0.59

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective November 10, 2014, David Nadel became Lead Portfolio Manager of the Fund after having previously served as assistant portfolio manager (2013-2014) and co-manager (2009-2013). Steven G. McBoyle, James J. Harvey, and Dilip P. Badlani manage the Fund with him. Messrs. Nadel, Harvey, and Badlani are our most experienced international portfolio managers while Mr. McBoyle, who joined Royce in 2007, brings a disciplined business buyer’s, balance-sheet-centric approach to the portfolio, with particular attention to domestic holdings. At the end of 2014, RGV was overweight in cyclical sectors such as Consumer Discretionary and Industrials while it also had reasonable exposure to Financials and Information Technology. The former group was considerably underweight versus the benchmark. These weightings reflect our belief in the recovery of global economic growth.

32 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RIVFX RGVIX RGVHX RGVRX RGVKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION ( 12/29/06 )

RGV	-15.13	-5.76	3.60	4.17	3.95

Annual Gross Operating Expenses: 1.84%	Annual Net Operating Expenses: 1.70%

*Not Annualized

Morningstar Style MapTM   As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/29/06 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

New World Department Store China	2.4

Mayr-Melnhof Karton	2.0

Television Broadcasts	2.0

Alten	1.9

Value Partners Group	1.8

Obara Group	1.7

Ashmore Group	1.6

Clarkson	1.6

Zuiko Corporation	1.5

Thor Industries	1.5

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	23.9

Industrials	22.3

Financials	14.3

Information Technology	12.4

Materials	7.9

Health Care	5.3

Energy	3.7

Consumer Staples	2.9

Cash and Cash Equivalents	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

From 12/31/06 (Start of Fund’s
First Full Quarter)	97	97

Calendar Year Total Returns (%)

YEAR	RGV

2014	-5.8

2013	6.3

2012	11.0

2011	-18.7

2010	35.7

2009	61.9

2008	-39.9

2007	14.3

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	27.3

Japan	13.2

United Kingdom	8.3

Hong Kong	8.3

Austria	3.8

Canada	3.6

Brazil	3.5

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics
Fund Net Assets	$96 million

Number of Holdings	126

Turnover Rate	54%

Average Market Capitalization[1]	$1,675 million

Weighted Average P/E Ratio[2,3]	15.3x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	63

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Global Value Fund at 12/31/13 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 33

MANAGER’S DISCUSSION
Royce International Smaller-Companies Fund

David Nadel

FUND PERFORMANCE
Non-U.S. small-cap indexes trailed their domestic peers once again in 2014, and Royce International Smaller-Companies Fund (“RIS”) was unable to resist the trend. The Fund was down 7.3% in 2014 while its benchmark, the Russell Global ex-U.S. Small Cap Index, lost 3.6% for the same period. Although the Fund also trailed its benchmark in the first half of 2014, its results were both nicely positive and strong on an absolute basis. For the year-to-date period ended June 30, 2014, RIS advanced 6.6% versus 7.5% for the non-U.S. small-cap index.

The Fund’s fortunes began to change when a downdraft hit small-caps across the globe. RIS fell 7.0% in the third quarter while the Russell Global ex-U.S. Small Cap declined 6.2%. All of the Fund’s nine equity sectors detracted from performance in the quarter, with Health Care, Industrials, and Materials registering the largest negative impact. At the country level, companies headquartered in France, the United Kingdom, and Japan were the biggest detractors in aggregate from third-quarter performance.

While U.S. small-caps rallied in the fourth quarter, elsewhere in the world smaller companies in general managed only to lose less than they had in the third quarter. RIS was down 6.4% in the final quarter of 2014 compared to a 4.5% loss for the benchmark. Holdings in the U.K. and Japan were once again significant detractors, as were positions headquartered in Malaysia and Brazil. We remain disappointed with the Fund’s intermediate and long-term relative results. RIS outperformed the Russell Global ex-U.S. Small Cap for the since inception (6/30/08) period ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
For the calendar year, all but one of the Fund’s eight equity sectors were in the red. Consumer Discretionary made the largest negative impact by a good-sized margin, with Energy and Materials also posting sizable net losses. Industrials was RIS’s only sector to post net gains, in part due to the strong showing for the machinery industry. At the country level, India was the top contributor to returns for the year (as was the case in the semiannual period, when in May pro-business Bharatiya Janata Party candidate Narenda Modi was elected Prime Minister by a landslide victory). In fact, four of the Fund’s top-five contributors to 2014 performance were Indian companies, two of them machinery stocks. AIA Engineering manufactures chromium grinding balls used by the mining and cement industries. In May the firm reported an increase in after-tax profit year-over-year for its fiscal fourth quarter, leading us to take more gains as its stock advanced. A strong balance sheet and rising profits initially drew us to rolling-bearings manufacturer FAG Bearings India. We sold our shares between May and August as its stock price began to reach our sell target. Shriram Transport Finance is India’s leading lender to the used truck market and another beneficiary of the country’s improved business conditions. We took gains as its shares rose. Magellan Aerospace is an Ontario-based company that serves the civil aerospace and defense markets. Its shares benefited from a strong aerospace and defense capital spending cycle as well as weakness in the Canadian dollar, which significantly increased its competitiveness versus U.S. suppliers. We trimmed our stake in December, though it was a top-15 holding at the end of 2014.

Globaltrans Investment GDR endured a difficult year, seeing further share price declines in the second half. The company is a leading private freight rail transportation group operating in Russia, the CIS (the Commonwealth of Independent States, including Ukraine), and the Baltics. Globaltrans lost about 70% of its value by year end, hurt by tensions in Ukraine and the weakening ruble. With more than 85% of freight transported by rail in Russia, we believe the company can improve its competitive position in the next couple of years. We like its corporate governance and constructive attitude towards capital allocation. EnQuest is a London-based oil and gas development and production company. A nearly 50% decline in oil prices in the second half keyed the company’s plummeting share price. Brasil Brokers Participacoes is one of Brazil’s two leading real estate brokerages. A weak real estate market and low consumer sentiment contributed to the company’s fading share price, which was also hampered by political uncertainty through the first nine months of the year. As we anticipated, the re-election of president Dilma Rousseff has not yet led to a more business-friendly environment in Brazil. We sold some shares in October and December. The strength of the U.S. dollar also played a role in the performance of non-U.S. holdings.

Top Contributors to Performance For 2014 (%)[1]

AIA Engineering	0.64

Shriram Transport Finance	0.60

FAG Bearings India	0.55

Thomas Cook (India)	0.53

Magellan Aerospace	0.46

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Globaltrans Investment GDR	-0.98

EnQuest	-0.67

Brasil Brokers Participacoes	-0.62

New World Department Store China	-0.56

Société Internationale de Plantations d’Hévéas	-0.50

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Though out of favor at the end of 2014, we continue to believe that the international small-cap market is home to many high-quality companies. We see the most potential for growth in developed nations such as Japan, the U.K., and France as well as in certain emerging markets such as India and Brazil. Our focus remains on some of the more economically sensitive areas of the market, such as Industrials and Consumer Discretionary, though RIS was also overweight in Health Care at year end. We have been populating the portfolio with companies that we believe can remain competitive in a highly challenging environment for non-U.S. small-cap stocks.

34 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYGSX RISNX RISIX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/08)

RIS	-13.02	-7.29	7.66	5.10	4.69

Annual Gross Operating Expenses: 2.08%	Annual Net Operating Expenses: 1.70%

*Not Annualized

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 6/30/08 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Semperit AG Holding	1.8

FamilyMart	1.7

Pico Far East Holdings	1.6

VZ Holding	1.5

Vetoquinol	1.5

CETIP - Mercados Organizados	1.5

Lundin Petroleum	1.5

Mayr-Melnhof Karton	1.5

Kennedy Wilson Europe Real Estate	1.5

E2V Technologies	1.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	22.3

Consumer Discretionary	21.3

Financials	16.5

Health Care	13.0

Materials	8.6

Information Technology	7.9

Consumer Staples	4.6

Energy	4.2

Cash and Cash Equivalents	1.6

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

From 6/30/08 (Start of Fund’s
First Full Quarter)	96	89

Calendar Year Total Returns (%)

YEAR	RIS

2014	-7.3

2013	12.7

2012	19.4

2011	-18.7

2010	26.5

2009	50.3

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	17.5

United Kingdom	9.9

France	8.8

Hong Kong	8.7

India	8.5

Brazil	6.9

Switzerland	4.1

Germany	3.6

Austria	3.2

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics
Fund Net Assets	$33 million

Number of Holdings	95

Turnover Rate	78%

Average Market Capitalization[1]	$946 million

Weighted Average P/E Ratio[2,3]	14.4x

Weighted Average P/B Ratio[2]	1.8x

Holdings ≥ 75% of Total Investments	59

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 35

MANAGER’S DISCUSSION
Royce Special Equity Multi-Cap Fund

Charlie Dreifus, CFA

FUND PERFORMANCE
While Royce Special Equity Multi-Cap Fund (“RSM”) did well on an absolute basis in 2014, its relative results were slightly disappointing. The Fund gained 9.3% for the calendar year, underperforming its benchmark, the Russell 1000 Index, which advanced 13.2% for the same period. A relatively slow, though still bullish, start to 2014 saw RSM lose some ground to its benchmark early in the year. In the first half, the Fund advanced 5.3% versus a 7.3% increase for the Russell 1000 when overall market leadership remained with lower-quality stocks. Large-cap performance was in general more consistent during these first six months and did not correct as small-caps did from early March through mid-May.

Compared to their smaller siblings, which corrected between July 3 and October 13, large-cap companies were even more stable in the third quarter. For that period, RSM posted a small loss, down 0.4%, while the Russell 1000 managed a slight gain, up 0.7%. Equities were more in line as the year approached its end. For large- and small-cap stocks alike, the fourth quarter was a more dynamic period, one in which both the Fund and its benchmark did well. RSM gained 4.2% in the last quarter of 2014 while the Russell 1000 climbed 4.9%. Keeping in mind our disciplined, scrutinous, and quality-centric approach, the Fund’s calendar-year results were not surprising. Through much of the year the market continued to favor companies without earnings or dividends and with low returns on equity and high betas. These types of businesses simply do not meet our exacting selection standards. Although the Fund underperformed its benchmark for the three-year period ended December 31, 2014 (+18.5% versus +20.6%), we remained pleased with RSM’s longer-term results. The Fund was even with the Russell 1000 for the since inception (12/31/10) period ended December 31, 2014. RSM’s average annual total return since inception was 15.5%.

WHAT WORKED... AND WHAT DIDN’T
Only two of the Fund’s equity sectors—Industrials and Energy—finished the year with net losses. Their negative impact was comparatively modest, however, especially compared to the outsized contribution that came from the Information Technology sector, which more than doubled the net gains from the Fund’s second-best-performing group, Consumer Discretionary. The Health Care sector also made a strong contribution to 2014’s returns, and Financials posted a small net gain. RSM’s top three performing industries came from Information Technology—software companies, semiconductors & semiconductor equipment stocks, and technology hardware storage & peripherals. We had success with multiline retail, the home of Nordstrom, which was the portfolio’s top performer and second-largest holding at the end of the year. The health care equipment & supplies and health care providers & services industries also made solid contributions. The latter was dominated by a terrific performance from diagnostic testing, information, and services company, Quest Diagnostics. Two technology businesses rounded out the list of top contributors, Microsoft Corporation and KLA-Tencor, which makes yield management and process monitoring systems for the semiconductor industry. Hurt by poor sales, office products retailer Staples was a large detractor through most of 2014, which influenced the decision to sell our shares during the third quarter.

Top Contributors to Performance For 2014 (%)[1]
Nordstrom	1.56

Microsoft Corporation	1.28

KLA-Tencor	1.20

Quest Diagnostics	1.15

Cisco Systems	1.13

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]
Staples	-0.83

Fluor Corporation	-0.59

Helmerich & Payne	-0.51

Emerson Electric	-0.50

ManpowerGroup	-0.43

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective on August 1, 2014, the Fund is a “non-diversified” fund within the meaning of the Investment Company Act of 1940. This means that it may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers than a “diversified” fund. As of December 31, 2014, the Fund held 25 equity positions.

The combination of slower growth in healthcare costs on top of lower energy prices is striking—a decade ago, energy and healthcare costs were consuming nearly all of the gains in consumer discretionary income. We believe it is possible, even likely, that profit margins will expand rather than contract, as most expect. We still believe that more merger and acquisition activity is ahead and that our portfolio should receive its share and then some in light of both our methodology and the attractiveness of the issues. The forces behind more M&A activity include record-low interest rates, little other cost cutting opportunities, many companies being over capitalized (some with sizeable cash balances), activist investing putting deals into play, and the fact that acquiring companies shares have been advancing immediately of late.

Market correlation continues to fall, which suggests that the value of stock picking will continue to increase in importance. Inflows into equities (beyond what has been seen recently from individual investors) will likely be funded by the well above historical allocations in bond funds. This could accelerate if yields rise and bond prices fall. The more concerned about the market one is, the more we think quality companies—those with high returns on equity, low debt, and stable earnings—make sense.

36 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14
	JUL-DEC 2014*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RSM	3.73	9.28	18.46	15.53

Annual Gross Operating Expenses: 1.46%	Annual Net Operating Expenses: 1.24%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 1000 in 62% of all 3-year periods; and 49% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

3-year	8/13	62%	17.2	17.5

1-year	18/37	49%	17.2	17.4

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 120 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets
Bed Bath & Beyond	6.1

Nordstrom	5.5

Lear Corporation	5.2

Emerson Electric	5.1

Quest Diagnostics	4.8

Cisco Systems	4.7

Gap (The)	4.6

Franklin Resources	4.6

Microsoft Corporation	4.5

Helmerich & Payne	4.2

Portfolio Sector Breakdown
% of Net Assets
Consumer Discretionary	30.8

Industrials	19.6

Information Technology	19.6

Financials	8.6

Energy	8.0

Health Care	4.8

Cash and Cash Equivalents	8.6

Calendar Year Total Returns (%)
YEAR	RSM

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

From 12/31/10 (Start of Fund’s First Full Quarter)	95	82

Portfolio Diagnostics
Fund Net Assets	$304 million

Number of Holdings	25

Turnover Rate	39%

Average Market Capitalization[1]	$27,015 million

Weighted Average P/E Ratio[2,3]	16.3x

Weighted Average P/B Ratio[2]	3.1x

Holdings ≥ 75% of Total Investments	16

Active Share[4]	91%

U.S. Investments (% of Net Assets)	91.4%

Non-U.S. Investments (% of Net Assets)	0.0%

1
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

2
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/14).
4	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 1000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 37

Schedules of Investments

Royce Pennsylvania Mutual Fund
Common Stocks – 98.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.3%
AUTO COMPONENTS - 2.0%
BorgWarner	7,000	$384,650
Dorman Products [1]	410,021	19,791,714
Drew Industries [1]	690,183	35,247,646
Gentex Corporation	697,222	25,190,631
Standard Motor Products	113,343	4,320,635
STRATTEC SECURITY [2]	263,950	21,796,991
Superior Industries International	488,000	9,657,520

		116,389,787

AUTOMOBILES - 1.1%
Thor Industries	812,450	45,391,582
Winnebago Industries	890,000	19,366,400

		64,757,982

DISTRIBUTORS - 1.1%
Core-Mark Holding Company	620,925	38,453,885
Pool Corporation	111,700	7,086,248
Weyco Group [2]	590,500	17,520,135

		63,060,268

DIVERSIFIED CONSUMER SERVICES - 0.7%
American Public Education [1]	85,500	3,152,385
†Chegg [1,3]	200,000	1,382,000
Sotheby’s	705,500	30,463,490
Universal Technical Institute	753,700	7,416,408

		42,414,283

HOUSEHOLD DURABLES - 1.5%
Ethan Allen Interiors	1,131,088	35,029,795
Garmin	18,100	956,223
La-Z-Boy	482,600	12,952,984
Mohawk Industries [1]	2,300	357,328
NVR [1]	26,659	33,999,023

		83,295,353

INTERNET & CATALOG RETAIL - 0.1%
FTD Companies [1]	237,760	8,278,803

LEISURE PRODUCTS - 0.3%
Arctic Cat	103,200	3,663,600
Nautilus [1]	532,500	8,083,350
Smith & Wesson Holding Corporation [1,3]	245,800	2,327,726

		14,074,676

MEDIA - 1.6%
DreamWorks Animation SKG Cl. A [1,3]	311,654	6,959,234
E.W. Scripps Company Cl. A [1]	190,100	4,248,735
Harte-Hanks	234,640	1,816,114
Morningstar	442,400	28,627,704
Rentrak Corporation [1]	265,065	19,302,033
Saga Communications Cl. A	168,600	7,330,728
Scholastic Corporation	50,000	1,821,000
Wiley (John) & Sons Cl. A	375,593	22,250,129

		92,355,677

MULTILINE RETAIL - 0.2%
Dollar Tree [1]	11,200	788,256
Tuesday Morning [1,3]	402,633	8,737,136

		9,525,392

SPECIALTY RETAIL - 5.5%
Advance Auto Parts	3,600	573,408
American Eagle Outfitters	1,026,791	14,251,859
America’s Car-Mart [1,2]	500,900	26,738,042
Ascena Retail Group [1]	1,866,367	23,441,570
Buckle (The)	909,583	47,771,299
Cato Corporation (The) Cl. A	639,896	26,990,813
Destination Maternity	648,466	10,343,033
DSW Cl. A	509,200	18,993,160
Finish Line (The) Cl. A	191,000	4,643,210
GameStop Corporation Cl. A [3]	659,400	22,287,720
Genesco [1]	624,333	47,836,394
Monro Muffler Brake	342,900	19,819,620
Penske Automotive Group	194,600	9,549,022
Ross Stores	2,600	245,076
Shoe Carnival	821,381	21,101,278
Stein Mart	1,414,642	20,682,066

		315,267,570

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
G-III Apparel Group [1]	96,231	9,720,293
Gildan Activewear	8,800	497,640
Movado Group	599,236	17,000,325
Steven Madden [1]	753,047	23,969,486
Vera Bradley [1]	91,180	1,858,249
Wolverine World Wide	500,200	14,740,894

		67,786,887

Total (Cost $537,145,959)		877,206,678

CONSUMER STAPLES – 2.2%
FOOD & STAPLES RETAILING - 0.1%
Village Super Market Cl. A	181,297	4,962,099

FOOD PRODUCTS - 0.8%
Cal-Maine Foods	221,040	8,627,191
Farmer Bros. [1]	53,177	1,566,063
Industrias Bachoco ADR [1]	104,111	5,193,057
Sanderson Farms	331,800	27,879,495
Seneca Foods Cl. A [1]	131,589	3,556,851
Seneca Foods Cl. B [1]	7,197	231,743
SunOpta [1]	96,319	1,141,380

		48,195,780

HOUSEHOLD PRODUCTS - 0.3%
Harbinger Group [1]	1,009,600	14,295,936

PERSONAL PRODUCTS - 1.0%
Inter Parfums	547,000	15,015,150
Nu Skin Enterprises Cl. A	784,545	34,284,616
Nutraceutical International [1]	312,500	6,737,500

		56,037,266

Total (Cost $95,785,410)		123,491,081

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 5.5%
Atwood Oceanics [1]	630,521	17,887,881
CARBO Ceramics	169,000	6,768,450
Ensign Energy Services	1,710,100	15,013,789
Era Group [1]	721,840	15,266,916
Exterran Holdings	745,500	24,288,390
Helmerich & Payne	327,810	22,100,950
ION Geophysical [1]	716,700	1,970,925
Matrix Service [1]	511,275	11,411,658
Newpark Resources [1]	98,900	943,506
Oceaneering International	2,300	135,263
Oil States International [1]	579,584	28,341,657
Pason Systems	2,054,900	38,717,302
RPC	1,280,475	16,697,394
SEACOR Holdings [1]	529,842	39,107,638
38 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
TGS-NOPEC Geophysical	665,315	$14,394,982
Tidewater	581,314	18,840,387
Total Energy Services	226,400	2,529,413
Trican Well Service	1,283,200	6,152,026
Unit Corporation [1]	988,929	33,722,479

		314,291,006

OIL, GAS & CONSUMABLE FUELS - 0.2%
Cimarex Energy	61,200	6,487,200
Sprott Resource [1]	2,688,200	4,349,988
World Fuel Services	12,300	577,239
WPX Energy [1]	66,000	767,580

		12,182,007

Total (Cost $272,372,030)		326,473,013

FINANCIALS – 11.3%
BANKS - 0.5%
Ames National	14,900	386,506
Camden National	154,788	6,166,754
City Holding Company	229,470	10,677,239
First Citizens BancShares Cl. A	58,526	14,794,788

		32,025,287

CAPITAL MARKETS - 4.2%
AllianceBernstein Holding L.P.	1,258,960	32,518,937
Artisan Partners Asset Management Cl. A	97,450	4,924,148
ASA Gold and Precious Metals	98,100	991,791
Cowen Group [1]	2,152,377	10,331,410
Diamond Hill Investment Group	161,817	22,337,219
Federated Investors Cl. B	1,247,282	41,072,996
Financial Engines	45,000	1,644,750
GFI Group	424,000	2,310,800
INTL FCStone [1]	61,217	1,259,234
Lazard Cl. A	340,127	17,016,554
Manning & Napier Cl. A	677,292	9,360,175
†Medley Management Cl. A	177,300	2,606,310
Paris Orleans	178,346	3,837,672
Reinet Investments	238,550	5,108,718
Reinet Investments DR	1,300,000	2,835,280
SEI Investments	977,965	39,157,719
Sprott	4,275,100	8,978,519
Stifel Financial [1]	52,600	2,683,652
Waddell & Reed Financial Cl. A	83,300	4,150,006
Westwood Holdings Group	405,035	25,039,264
WisdomTree Investments	180,000	2,821,500

		240,986,654

DIVERSIFIED FINANCIAL SERVICES - 1.1%
Bolsa Mexicana de Valores	7,740,000	14,017,643
PICO Holdings [1,2]	1,319,011	24,863,357
Sofina	209,000	21,968,086

		60,849,086

INSURANCE - 3.5%
Alleghany Corporation [1]	10,220	4,736,970
Allied World Assurance Company Holdings	258,358	9,796,935
Aspen Insurance Holdings	141,655	6,200,239
E-L Financial	59,500	34,978,912
Erie Indemnity Cl. A	164,300	14,913,511
Greenlight Capital Re Cl. A [1]	1,156,104	37,746,796
MBIA [1]	2,265,177	21,609,789
PartnerRe	150,581	17,185,809
ProAssurance Corporation	70,400	3,178,560
Reinsurance Group of America	299,521	26,244,030
RLI Corp.	380,681	18,805,641
Validus Holdings	92,460	3,842,638

		199,239,830

INVESTMENT COMPANIES - 0.4%
British Empire Securities and General Trust	183,727	1,467,023
RIT Capital Partners	1,042,300	22,693,274

		24,160,297

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
AV Homes [1]	45,500	662,935
Jones Lang LaSalle	114,300	17,136,999
Kennedy-Wilson Holdings	309,100	7,820,230
St. Joe Company (The) [1,3]	105,000	1,930,950
Tejon Ranch [1]	575,046	16,940,855

		44,491,969

THRIFTS & MORTGAGE FINANCE - 0.8%
Genworth MI Canada	934,377	29,741,145
TrustCo Bank Corp. NY	2,175,051	15,790,870

		45,532,015

Total (Cost $515,005,451)		647,285,138

HEALTH CARE – 5.1%
BIOTECHNOLOGY - 0.3%
ARIAD Pharmaceuticals [1,3]	121,250	832,987
Lexicon Pharmaceuticals [1,3]	1,522,400	1,385,232
Myriad Genetics [1]	419,100	14,274,546

		16,492,765

HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
Analogic Corporation	251,100	21,245,571
Atrion Corporation	5,603	1,905,076
DENTSPLY International	10,100	538,027
IDEXX Laboratories [1]	158,000	23,426,660
Invacare Corporation	118,100	1,979,356
Meridian Bioscience	107,100	1,762,866
Merit Medical Systems [1]	534,586	9,264,375
STERIS Corporation	347,800	22,554,830
SurModics [1]	346,900	7,666,490
Trinity Biotech ADR Cl. A	72,600	1,271,226

		91,614,477

HEALTH CARE PROVIDERS & SERVICES - 1.3%
Bio-Reference Laboratories [1,3]	24,100	774,333
Chemed Corporation	51,948	5,489,345
HealthSouth Corporation	756,513	29,095,490
Landauer	456,500	15,584,910
MEDNAX [1]	70,084	4,633,253
U.S. Physical Therapy	445,054	18,674,466

		74,251,797

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Bio-Rad Laboratories Cl. A [1]	78,332	9,443,706
Bio-Techne	342,080	31,608,192
ICON [1]	210,200	10,718,098
Mettler-Toledo International [1]	87,100	26,344,266
PAREXEL International [1]	270,000	15,001,200

		93,115,462

PHARMACEUTICALS - 0.3%
Lannett Company [1]	147,460	6,323,085

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Medicines Company (The) [1]	313,722	$8,680,688

		15,003,773

Total (Cost $182,489,659)		290,478,274

INDUSTRIALS – 25.5%
AEROSPACE & DEFENSE - 1.6%
Astronics Corporation [1]	10,120	559,737
Curtiss-Wright	264,320	18,658,349
HEICO Corporation	667,635	40,325,154
HEICO Corporation Cl. A	180,440	8,545,638
Kratos Defense & Security Solutions [1]	95,578	479,802
Teledyne Technologies [1]	253,800	26,075,412

		94,644,092

AIR FREIGHT & LOGISTICS - 1.9%
Echo Global Logistics [1]	316,904	9,253,597
Forward Air	829,000	41,756,730
Hub Group Cl. A [1]	247,500	9,424,800
UTi Worldwide [1]	3,213,600	38,788,152
XPO Logistics [1,3]	287,292	11,744,497

		110,967,776

BUILDING PRODUCTS - 1.7%
AAON	1,428,262	31,978,786
American Woodmark [1]	410,774	16,611,701
Gibraltar Industries [1]	615,120	10,001,851
Insteel Industries	308,567	7,276,010
Simpson Manufacturing	904,300	31,288,780

		97,157,128

COMMERCIAL SERVICES & SUPPLIES - 2.8%
Copart [1]	1,184,352	43,217,005
Healthcare Services Group	677,275	20,948,116
Heritage-Crystal Clean [1]	257,656	3,176,898
Ritchie Bros. Auctioneers	1,922,370	51,692,529
Team [1]	551,898	22,329,793
UniFirst Corporation	106,526	12,937,583
US Ecology	100,000	4,012,000

		158,313,924

CONSTRUCTION & ENGINEERING - 1.4%
Chicago Bridge & Iron	22,056	925,911
Comfort Systems USA	553,491	9,475,766
EMCOR Group	617,400	27,468,126
Jacobs Engineering Group [1]	49,000	2,189,810
KBR	1,556,472	26,382,200
MYR Group [1]	503,843	13,805,298

		80,247,111

ELECTRICAL EQUIPMENT - 2.3%
AZZ	215,958	10,132,749
Encore Wire	295,479	11,030,231
EnerSys	100,430	6,198,540
Franklin Electric	789,200	29,618,676
Global Power Equipment Group	638,185	8,813,335
GrafTech International [1]	5,171,169	26,166,115
Powell Industries	364,600	17,890,922
Preformed Line Products [2]	352,478	19,255,873

		129,106,441

INDUSTRIAL CONGLOMERATES - 0.4%
Carlisle Companies	34,115	3,078,538
Raven Industries	833,570	20,839,250

		23,917,788

MACHINERY - 8.1%
AGCO Corporation	3,600	162,720
Alamo Group	242,426	11,743,116
Chart Industries [1]	46,000	1,573,200
CIRCOR International	537,397	32,394,291
CLARCOR	465,700	31,034,248
Columbus McKinnon	126,779	3,554,883
Donaldson Company	616,500	23,815,395
Federal Signal	85,300	1,317,032
Foster (L.B.) Company	191,898	9,320,486
Gorman-Rupp Company (The)	62,166	1,996,772
Graco	371,449	29,782,781
Graham Corporation	41,098	1,182,390
IDEX Corporation	30,000	2,335,200
John Bean Technologies	943,513	31,003,837
Kadant	54,300	2,318,067
Kennametal	919,933	32,924,402
Lincoln Electric Holdings	372,160	25,712,534
Lindsay Corporation	158,000	13,546,920
Lydall [1]	46,220	1,516,940
Miller Industries	211,225	4,391,368
Mueller Industries	50,500	1,724,070
Mueller Water Products Cl. A	38,300	392,192
Nordson Corporation	284,600	22,187,416
RBC Bearings	645,100	41,628,303
Semperit AG Holding	39,897	1,930,619
Sun Hydraulics	646,210	25,447,750
Tennant Company	525,000	37,889,250
Timken Company (The)	50,880	2,171,558
Valmont Industries	298,265	37,879,655
Wabtec Corporation	356,587	30,983,845

		463,861,240

PROFESSIONAL SERVICES - 2.3%
Acacia Research	158,100	2,678,214
Advisory Board (The) [1]	665,923	32,616,909
Corporate Executive Board	95,600	6,933,868
CRA International [1]	363,851	11,031,962
Exponent	269,639	22,245,217
Franklin Covey [1]	121,200	2,346,432
ICF International [1]	149,860	6,141,263
ManpowerGroup	355,705	24,248,410
Robert Half International	106,090	6,193,534
RPX Corporation [1]	316,100	4,355,858
Towers Watson & Co. Cl. A	64,100	7,254,197
TrueBlue [1]	229,200	5,099,700

		131,145,564

ROAD & RAIL - 1.3%
FRP Holdings [1]	254,400	9,975,024
Knight Transportation	42,483	1,429,978
Landstar System	522,700	37,911,431
Universal Truckload Services	810,784	23,115,452

		72,431,885

TRADING COMPANIES & DISTRIBUTORS - 1.4%
Aceto Corporation	481,700	10,452,890
Air Lease Cl. A	26,000	892,060
Applied Industrial Technologies	908,493	41,418,196
MSC Industrial Direct Cl. A	354,630	28,813,687

		81,576,833

40 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRANSPORTATION INFRASTRUCTURE - 0.3%
Wesco Aircraft Holdings [1]	1,191,187	$16,652,794

Total (Cost $838,325,473)		1,460,022,576

INFORMATION TECHNOLOGY – 21.9%
COMMUNICATIONS EQUIPMENT - 2.2%
ADTRAN	1,304,995	28,448,891
Brocade Communications Systems	2,148,519	25,438,465
CalAmp Corporation [1,3]	77,000	1,409,100
Digi International [1]	388,644	3,610,503
Finisar Corporation [1,3]	74,000	1,436,340
NETGEAR [1]	1,129,918	40,202,482
Plantronics	306,802	16,266,642
Polycom [1]	165,000	2,227,500
TESSCO Technologies	248,981	7,220,449

		126,260,372

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.8%
Anixter International [1]	203,000	17,957,380
Avnet	8,300	357,066
AVX Corporation	1,448,321	20,276,494
Badger Meter	273,514	16,233,056
Benchmark Electronics [1]	1,239,795	31,540,385
Cognex Corporation [1]	611,790	25,285,281
Coherent [1]	659,630	40,052,733
Dolby Laboratories Cl. A	494,446	21,320,511
DTS [1,2]	1,007,929	30,993,817
Fabrinet [1,2]	1,790,355	31,760,898
FARO Technologies [1]	378,900	23,749,452
FLIR Systems	954,000	30,823,740
Hollysys Automation Technologies [1]	389,600	9,517,928
II-VI [1]	5,300	72,345
IPG Photonics [1]	411,115	30,800,736
Key Tronic [1,2]	681,935	5,414,564
Methode Electronics	469,350	17,135,968
MTS Systems	528,874	39,681,416
National Instruments	1,266,700	39,381,703
Newport Corporation [1]	1,727,922	33,020,589
PC Connection	1,065,447	26,156,724
Plexus Corporation [1]	576,200	23,745,202
Richardson Electronics	157,551	1,575,510
Rofin-Sinar Technologies [1]	1,216,211	34,990,390
Rogers Corporation [1]	387,981	31,597,173
ScanSource [1]	182,887	7,344,742
Vishay Intertechnology	2,125,545	30,076,462

		620,862,265

INTERNET SOFTWARE & SERVICES - 0.5%
Envestnet [1]	322,401	15,842,785
j2 Global	146,750	9,098,500
†Textura Corporation [1,3]	199,600	5,682,612

		30,623,897

IT SERVICES - 1.6%
Computer Task Group	399,372	3,806,015
Convergys Corporation	810,193	16,503,631
CoreLogic [1]	319,000	10,077,210
Fiserv [1]	2,100	149,037
Forrester Research	298,200	11,737,152
ManTech International Cl. A	651,970	19,709,053
MAXIMUS	325,700	17,861,388
MoneyGram International [1]	552,339	5,020,762
ServiceSource International [1,3]	815,761	3,817,762
Sykes Enterprises [1]	212,002	4,975,687
Teradata Corporation [1]	8,600	375,648

		94,033,345

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Advanced Energy Industries [1]	704,714	16,701,722
Brooks Automation	353,200	4,503,300
Cabot Microelectronics [1]	454,580	21,510,726
Cascade Microtech [1]	43,800	639,918
Diodes [1]	1,317,700	36,328,989
Exar Corporation [1]	824,441	8,409,298
Fairchild Semiconductor International [1]	1,151,800	19,442,384
Integrated Silicon Solution	305,773	5,066,659
IXYS Corporation	434,105	5,469,723
Kulicke & Soffa Industries [1]	123,900	1,791,594
Lam Research	1,800	142,812
Micrel	1,080,800	15,682,408
MKS Instruments	786,330	28,779,678
Nanometrics [1]	284,971	4,793,212
Photronics [1]	274,960	2,284,918
Rudolph Technologies [1]	101,722	1,040,616
Synaptics [1]	17,800	1,225,352
Teradyne	612,251	12,116,447
Tessera Technologies	61,290	2,191,730
Veeco Instruments [1]	332,200	11,587,136

		199,708,622

SOFTWARE - 2.5%
ACI Worldwide [1]	1,401,900	28,276,323
Advent Software	28,900	885,496
ANSYS [1]	4,600	377,200
Blackbaud	595,391	25,756,615
Computer Modelling Group	74,000	760,509
Ellie Mae [1]	177,700	7,164,864
ePlus [1]	235,028	17,789,269
Fair Isaac	240,800	17,409,840
Manhattan Associates [1]	219,396	8,933,805
Mentor Graphics	79,290	1,738,037
Monotype Imaging Holdings	708,951	20,439,057
Rovi Corporation [1]	537,884	12,150,800

		141,681,815

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
†Avid Technology [1]	74,200	1,054,382
Diebold	895,832	31,031,621
Silicon Graphics International [1,3]	421,551	4,797,250
Stratasys [1,3]	89,100	7,405,101
Western Digital	3,500	387,450

		44,675,804

Total (Cost $878,391,382)		1,257,846,120

MATERIALS – 10.2%
CHEMICALS - 3.4%
Balchem Corporation	626,000	41,716,640
Cabot Corporation	145,100	6,364,086
FutureFuel Corporation	824,656	10,737,021
Hawkins	29,617	1,283,305
Innophos Holdings	13,387	782,470
Innospec	828,570	35,379,939
Minerals Technologies	321,937	22,358,525

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
CHEMICALS (continued)
OM Group	78,015	$2,324,847
Quaker Chemical	392,288	36,106,187
Schulman (A.)	269,690	10,930,536
Sensient Technologies	15,200	917,168
Stepan Company	265,814	10,653,825
Westlake Chemical	279,900	17,099,091

		196,653,640

CONSTRUCTION MATERIALS - 0.2%
Ash Grove Cement [4]	50,018	10,078,627

CONTAINERS & PACKAGING - 0.9%
AptarGroup	493,000	32,952,120
Greif Cl. A	437,468	20,661,614

		53,613,734

METALS & MINING - 4.8%
Allegheny Technologies	513,046	17,838,609
Carpenter Technology	797	39,252
Commercial Metals	1,103,700	17,979,273
Compass Minerals International	174,426	15,145,410
Franco-Nevada Corporation	50,200	2,469,338
Globe Specialty Metals	1,354,503	23,338,087
Gold Fields ADR	520,000	2,355,600
Haynes International	583,795	28,314,057
Hecla Mining	228,300	636,957
Horsehead Holding Corporation [1,3]	510,400	8,079,632
Major Drilling Group International	2,339,730	11,499,275
Pan American Silver	1,083,100	9,964,520
Pretium Resources [1]	1,913,787	11,053,117
Reliance Steel & Aluminum	952,460	58,357,224
RTI International Metals [1]	249,792	6,309,746
Schnitzer Steel Industries Cl. A	500,410	11,289,250
Seabridge Gold [1]	1,448,404	10,935,450
Sims Metal Management	1,707,445	16,648,070
Steel Dynamics	383,521	7,570,705
Worthington Industries	523,733	15,759,126

		275,582,698

PAPER & FOREST PRODUCTS - 0.9%
Glatfelter	13,200	337,524
Schweitzer-Mauduit International	383,019	16,201,704
Stella-Jones	1,180,300	33,261,337

		49,800,565

Total (Cost $461,547,147)		585,729,264

TELECOMMUNICATION SERVICES – 0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
Premiere Global Services [1]	601,500	6,387,930

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Telephone and Data Systems	162,000	4,090,500

Total (Cost $9,335,115)		10,478,430

UTILITIES – 0.0%
GAS UTILITIES - 0.0%
UGI Corporation	22,750	864,045

Total (Cost $762,206)		864,045

MISCELLANEOUS[5] – 1.5%

Total (Cost $83,179,075)		86,430,386

TOTAL COMMON STOCKS

(Cost $3,874,338,907)		5,666,305,005

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $109,019,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $111,201,200)

(Cost $109,019,000)		$109,019,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $62,985,137)		62,985,137

TOTAL INVESTMENTS – 101.9%

(Cost $4,046,343,044)		5,838,309,142

LIABILITIES LESS CASH AND OTHER ASSETS – (1.9)%		(108,989,400)

NET ASSETS – 100.0%		$5,729,319,742

42 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Micro-Cap Fund
Common Stocks – 96.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.3%
AUTO COMPONENTS - 1.0%
Drew Industries [1]	105,778	$5,402,082

DIVERSIFIED CONSUMER SERVICES - 3.7%
American Public Education [1]	186,930	6,892,109
Capella Education	74,151	5,706,661
Liberty Tax [1]	120,376	4,302,238
Lincoln Educational Services	961,143	2,710,424

		19,611,432

HOTELS, RESTAURANTS & LEISURE - 0.2%
†Zoe’s Kitchen [1,3]	26,900	804,579

HOUSEHOLD DURABLES - 0.9%
Cavco Industries [1]	61,310	4,860,044

LEISURE PRODUCTS - 1.4%
Black Diamond [1]	123,919	1,084,291
LeapFrog Enterprises Cl. A [1,3]	397,200	1,874,784
Smith & Wesson Holding Corporation [1,3]	457,465	4,332,194

		7,291,269

SPECIALTY RETAIL - 7.4%
Buckle (The)	76,575	4,021,719
Cato Corporation (The) Cl. A	80,750	3,406,035
Citi Trends [1]	135,924	3,432,081
Destination Maternity	197,094	3,143,649
Kirkland’s [1]	263,340	6,225,358
Shoe Carnival	328,714	8,444,663
Stein Mart	529,084	7,735,208
Zumiez [1]	71,800	2,773,634

		39,182,347

TEXTILES, APPAREL & LUXURY GOODS - 0.7%
Culp	164,874	3,574,468

Total (Cost $59,377,530)		80,726,221

CONSUMER STAPLES – 1.2%
BEVERAGES - 0.2%
Truett-Hurst Cl. A [1,2]	191,900	758,005

FOOD PRODUCTS - 1.0%
†Limoneira Company	107,530	2,686,099
Sipef	30,748	1,774,010
Waterloo Investment Holdings [1,6]	2,760,860	1,049,127

		5,509,236

Total (Cost $5,500,235)		6,267,241

ENERGY – 6.8%
ENERGY EQUIPMENT & SERVICES - 5.1%
Canadian Energy Services & Technology	184,800	1,010,053
Dawson Geophysical	121,233	1,482,680
Geospace Technologies [1]	115,216	3,053,224
Gulf Island Fabrication	345,089	6,691,276
Natural Gas Services Group [1]	185,187	4,266,709
†Profire Energy [1,3]	358,412	817,179
Tesco Corporation	259,500	3,326,790
TGC Industries [1]	635,893	1,373,529
Total Energy Services	437,800	4,891,241

		26,912,681

OIL, GAS & CONSUMABLE FUELS - 1.7%
Ardmore Shipping	139,675	1,671,910
Ring Energy [1,3]	83,900	880,950
Sprott Resource [1]	1,474,500	2,386,004
Synergy Resources [1]	191,600	2,402,664
Triangle Petroleum [1,3]	344,163	1,645,099

		8,986,627

Total (Cost $32,924,366)		35,899,308

FINANCIALS – 9.0%
BANKS - 1.2%
BCB Holdings [1]	2,215,060	414,287
John Marshall Bank [1,4]	62,700	1,109,790
Pacific Continental	187,797	2,662,961
TriState Capital Holdings [1]	229,157	2,346,568

		6,533,606

CAPITAL MARKETS - 4.2%
FBR & Co. [1]	136,242	3,350,191
Gluskin Sheff + Associates	65,100	1,551,574
GMP Capital	391,400	2,139,258
INTL FCStone [1]	215,155	4,425,738
JMP Group	303,549	2,313,044
Silvercrest Asset Management Group Cl. A	225,600	3,530,640
U.S. Global Investors Cl. A	236,749	733,922
Westwood Holdings Group	66,272	4,096,935

		22,141,302

DIVERSIFIED FINANCIAL SERVICES - 0.2%
PICO Holdings [1]	64,123	1,208,719

INSURANCE - 1.2%
Blue Capital Reinsurance Holdings	103,800	1,842,450
eHealth [1]	42,400	1,056,608
†Heritage Insurance Holdings [1]	79,000	1,534,970
Navigators Group [1]	21,464	1,574,170

		6,008,198

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.2%
AV Homes [1]	161,700	2,355,969
Kennedy-Wilson Holdings	268,885	6,802,790
Midland Holdings [1]	5,263,200	2,659,219

		11,817,978

Total (Cost $36,054,105)		47,709,803

HEALTH CARE – 9.9%
BIOTECHNOLOGY - 0.5%
BioSpecifics Technologies [1]	22,300	861,226
Dyax Corporation [1]	90,419	1,271,291
Lexicon Pharmaceuticals [1,3]	659,471	600,053

		2,732,570

HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
Cerus Corporation [1,3]	573,761	3,580,268
CryoLife	182,455	2,067,215
Cynosure Cl. A [1]	114,669	3,144,224
Exactech [1]	96,240	2,268,377
Merit Medical Systems [1]	167,320	2,899,655
Novadaq Technologies [1,3]	39,321	653,515
Orthofix International [1]	28,600	859,716
RTI Surgical [1]	398,100	2,070,120
SurModics [1]	189,322	4,184,016
Synergetics USA [1]	440,562	1,916,445
Syneron Medical [1]	415,490	3,876,522
Trinity Biotech ADR Cl. A	89,276	1,563,223

		29,083,296

HEALTH CARE PROVIDERS & SERVICES - 2.2%
Bio-Reference Laboratories [1,3]	81,600	2,621,808

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 43

Schedules of Investments

Royce Micro-Cap Fund (continued)
	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
CorVel Corporation [1]	95,365	$3,549,485
U.S. Physical Therapy	125,540	5,267,659

		11,438,952

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [1]	417,679	2,368,240

PHARMACEUTICALS - 1.2%
†Agile Therapeutics [1,3]	190,882	1,172,015
†Theravance Biopharma [1,3]	185,000	2,760,200
Unichem Laboratories	66,918	254,880
Vetoquinol	54,269	2,357,338

		6,544,433

Total (Cost $31,280,284)		52,167,491

INDUSTRIALS – 24.1%
AEROSPACE & DEFENSE - 1.0%
AeroVironment [1]	68,944	1,878,724
American Science and Engineering	32,118	1,666,924
CPI Aerostructures [1]	156,818	1,645,021

		5,190,669

BUILDING PRODUCTS - 1.5%
AAON	152,999	3,425,648
Quanex Building Products	251,500	4,723,170

		8,148,818

COMMERCIAL SERVICES & SUPPLIES - 2.4%
Courier Corporation	190,382	2,840,500
Ennis	319,451	4,303,005
Heritage-Crystal Clean [1]	99,674	1,228,980
Hudson Technologies [1]	430,904	1,624,508
Team [1]	33,600	1,359,456
US Ecology	31,600	1,267,792

		12,624,241

CONSTRUCTION & ENGINEERING - 2.0%
MYR Group [1]	195,200	5,348,480
Severfield [1]	3,566,858	3,779,713
Sterling Construction [1]	272,275	1,739,837

		10,868,030

ELECTRICAL EQUIPMENT - 2.9%
Global Power Equipment Group	350,612	4,841,952
Graphite India	1,819,291	2,619,990
LSI Industries	694,236	4,713,862
Powell Industries	60,400	2,963,828

		15,139,632

MACHINERY - 5.9%
CIRCOR International	21,759	1,311,632
Foster (L.B.) Company	85,756	4,165,169
FreightCar America	116,209	3,057,459
Gorman-Rupp Company (The)	58,313	1,873,013
Graham Corporation	171,088	4,922,202
Kadant	116,816	4,986,875
Key Technology [1,2,3]	339,814	4,349,619
RBC Bearings	44,669	2,882,491
Semperit AG Holding	75,578	3,657,226

		31,205,686

MARINE - 0.3%
Clarkson	56,600	1,670,697

PROFESSIONAL SERVICES - 4.6%
CRA International [1]	179,583	5,444,957
Exponent	36,735	3,030,637
GP Strategies [1]	78,818	2,674,295
Kforce	160,158	3,864,612
Resources Connection	568,818	9,357,056

		24,371,557

ROAD & RAIL - 3.0%
FRP Holdings [1]	239,189	9,378,601
Marten Transport	287,633	6,287,657

		15,666,258

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Houston Wire & Cable	235,100	2,809,445

Total (Cost $91,248,283)		127,695,033

INFORMATION TECHNOLOGY – 17.0%
COMMUNICATIONS EQUIPMENT - 2.3%
†CalAmp Corporation [1]	139,500	2,552,850
COM DEV International	423,800	1,455,467
Digi International [1]	351,034	3,261,106
KVH Industries [1]	310,800	3,931,620
Numerex Corporation Cl. A [1]	99,032	1,095,294

		12,296,337

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.6%
CUI Global [1]	321,038	2,391,733
Electro Rent	159,500	2,239,380
Fabrinet [1]	252,845	4,485,470
GSI Group [1]	311,700	4,588,224
Neonode [1,3]	601,496	2,033,056
Pure Technologies	58,100	369,564
Vishay Precision Group [1]	157,700	2,706,132

		18,813,559

INTERNET SOFTWARE & SERVICES - 1.0%
†Care.com [1,3]	63,500	525,780
QuinStreet [1]	362,600	2,200,982
RealNetworks [1]	134,100	944,064
Zix Corporation [1]	435,600	1,568,160

		5,238,986

IT SERVICES - 0.5%
†Computer Task Group	260,610	2,483,613

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
Advanced Energy Industries [1]	181,474	4,300,934
Brooks Automation	460,100	5,866,275
Cascade Microtech [1]	67,284	983,019
GSI Technology [1,3]	586,182	2,925,048
Integrated Silicon Solution	237,500	3,935,375
Photronics [1]	279,700	2,324,307
Rudolph Technologies [1]	196,751	2,012,763
Ultra Clean Holdings [1]	211,500	1,962,720
Xcerra Corporation [1]	437,961	4,011,723

		28,322,164

SOFTWARE - 3.2%
ePlus [1]	84,767	6,416,014
Monotype Imaging Holdings	151,187	4,358,721
†Rubicon Project [1,3]	125,500	2,025,570
†SeaChange International [1]	361,307	2,305,139
TeleNav [1]	277,700	1,852,259

		16,957,703

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Avid Technology [1]	152,043	2,160,531

44 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Micro-Cap Fund (continued)
	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (continued)
Super Micro Computer [1]	103,846	$3,622,149

		5,782,680

Total (Cost $72,600,244)		89,895,042

MATERIALS – 7.5%
CHEMICALS - 1.8%
BioAmber [1,3]	99,712	836,584
FutureFuel Corporation	279,200	3,635,184
Quaker Chemical	39,560	3,641,102
Societe Internationale de Plantations d’Heveas	34,037	1,356,898

		9,469,768

METALS & MINING - 5.7%
Alamos Gold	170,100	1,215,209
Argonaut Gold [1]	378,300	595,876
Endeavour Silver [1,3]	546,800	1,181,088
Geodrill [1]	1,614,300	805,900
Gold Standard Ventures [1,3]	1,035,100	486,497
Goldgroup Mining [1]	1,296,300	150,629
Haynes International	90,330	4,381,005
Horsehead Holding Corporation [1]	259,271	4,104,260
Imdex [1]	2,194,065	850,648
McEwen Mining [1,3]	1,207,004	1,339,774
Olympic Steel	240,473	4,275,610
Pilot Gold [1]	2,155,400	1,651,150
Synalloy Corporation	153,142	2,696,831
Universal Stainless & Alloy Products [1]	224,752	5,652,513
Western Copper and Gold [1]	1,084,400	628,952

		30,015,942

Total (Cost $44,041,565)		39,485,710

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
†ORBCOMM [1]	452,700	2,960,658

Total (Cost $2,895,587)		2,960,658

MISCELLANEOUS[5] – 4.8%

Total (Cost $25,207,828)		25,327,631

TOTAL COMMON STOCKS

(Cost $401,130,027)		508,134,138

REPURCHASE AGREEMENT – 3.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $20,212,000 (collateralized by obligations of various U.S. Government Agencies, 0.75% due 10/31/17, valued at $20,619,478)

(Cost $20,212,000)		20,212,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $22,089,668)		22,089,668

TOTAL INVESTMENTS – 104.1%

(Cost $443,431,695)		550,435,806

LIABILITIES LESS CASH AND OTHER ASSETS – (4.1)%		(21,802,574)

NET ASSETS – 100.0%		$528,633,232

Royce Premier Fund
Common Stocks – 97.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.9%
AUTO COMPONENTS - 0.5%
Dorman Products [1]	628,200	$30,323,214

AUTOMOBILES - 3.9%
Thor Industries [2]	3,761,457	210,152,602

DISTRIBUTORS - 1.4%
Pool Corporation	1,200,700	76,172,408

DIVERSIFIED CONSUMER SERVICES - 1.4%
Sotheby’s	1,734,667	74,902,921

MEDIA - 1.4%
Morningstar	1,147,500	74,254,725

SPECIALTY RETAIL - 1.7%
Buckle (The)	1,721,536	90,415,071

TEXTILES, APPAREL & LUXURY GOODS - 2.6%
Columbia Sportswear	1,902,872	84,753,919
Wolverine World Wide	1,857,974	54,754,494

		139,508,413

Total (Cost $369,728,599)		695,729,354

CONSUMER STAPLES – 3.9%
FOOD PRODUCTS - 2.9%
Cal-Maine Foods	2,308,718	90,109,263
Sanderson Farms	809,785	68,042,185

		158,151,448

PERSONAL PRODUCTS - 1.0%
Nu Skin Enterprises Cl. A	1,175,894	51,386,568

Total (Cost $71,304,878)		209,538,016

ENERGY – 6.3%
ENERGY EQUIPMENT & SERVICES - 6.3%
Ensign Energy Services	6,982,000	61,298,330
Pason Systems	3,981,100	75,009,708
SEACOR Holdings [1,2]	982,527	72,520,318
Trican Well Service [2]	8,450,100	40,512,186
Unit Corporation [1,2]	2,586,073	88,185,089

Total (Cost $327,869,743)		337,525,631

FINANCIALS – 12.3%
CAPITAL MARKETS - 5.0%
Artisan Partners Asset Management Cl. A	1,172,746	59,258,855
Federated Investors Cl. B	3,643,300	119,973,869
†Sprott	6,957,200	14,611,438
Stifel Financial [1]	1,515,454	77,318,463

		271,162,625

INSURANCE - 3.0%
Alleghany Corporation [1]	355,725	164,878,537

REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.3%
Jones Lang LaSalle	639,185	95,833,007
Kennedy-Wilson Holdings [2]	5,318,014	134,545,754

		230,378,761

Total (Cost $419,145,785)		666,419,923

HEALTH CARE – 6.7%
BIOTECHNOLOGY - 1.8%
Myriad Genetics [1,3]	2,900,350	98,785,921

HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
IDEXX Laboratories [1]	626,700	92,920,809

LIFE SCIENCES TOOLS & SERVICES - 1.6%
PerkinElmer	1,942,600	84,949,898

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 45

Schedules of Investments

Royce Premier Fund (continued)
	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS - 1.6%
Medicines Company (The) [1]	3,079,888	$85,220,501

Total (Cost $201,425,570)		361,877,129

INDUSTRIALS – 26.4%
AIR FREIGHT & LOGISTICS - 1.2%
Forward Air	1,360,228	68,514,684

BUILDING PRODUCTS - 1.7%
Simpson Manufacturing [2]	2,630,933	91,030,282

COMMERCIAL SERVICES & SUPPLIES - 4.8%
Copart [1]	3,093,500	112,881,815
Ritchie Bros. Auctioneers [2]	5,442,714	146,354,580

		259,236,395

CONSTRUCTION & ENGINEERING - 1.8%
EMCOR Group	2,195,500	97,677,795

MACHINERY - 10.1%
Kennametal	1,531,500	54,812,385
Lincoln Electric Holdings	2,344,070	161,951,796
Semperit AG Holding [2]	1,927,361	93,265,167
Valmont Industries	684,600	86,944,200
Woodward	2,999,324	147,656,721

		544,630,269

PROFESSIONAL SERVICES - 2.5%
Acacia Research [2]	3,075,472	52,098,496
Towers Watson & Co. Cl. A	726,421	82,209,064

		134,307,560

ROAD & RAIL - 2.2%
Landstar System	1,641,000	119,021,730

TRADING COMPANIES & DISTRIBUTORS - 2.1%
Air Lease Cl. A	1,180,160	40,491,290
MSC Industrial Direct Cl. A	886,184	72,002,450

		112,493,740

Total (Cost $732,104,841)		1,426,912,455

INFORMATION TECHNOLOGY – 18.9%
COMMUNICATIONS EQUIPMENT - 1.0%
ADTRAN	2,516,834	54,866,981

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.3%
Anixter International [1]	1,061,835	93,929,924
Benchmark Electronics [1,2]	2,702,100	68,741,424
Cognex Corporation [1]	2,671,114	110,397,142
National Instruments	4,079,501	126,831,686
Zebra Technologies Cl. A [1]	648,394	50,192,179

		450,092,355

IT SERVICES - 2.3%
Gartner [1]	735,200	61,911,192
Jack Henry & Associates	995,440	61,856,642

		123,767,834

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Cabot Microelectronics [1,2]	1,321,074	62,513,222
Cirrus Logic [1]	1,315,688	31,010,766
Fairchild Semiconductor International [1]	3,501,112	59,098,771
MKS Instruments [2]	3,028,910	110,858,106
Veeco Instruments [1]	961,815	33,548,107

		297,028,972

SOFTWARE - 1.8%
Fair Isaac	1,324,800	95,783,040

Total (Cost $570,233,315)		1,021,539,182

MATERIALS – 7.5%
CHEMICALS - 2.5%
Cabot Corporation	1,299,000	56,974,140
Westlake Chemical	1,264,810	77,267,243

		134,241,383

METALS & MINING - 4.1%
Globe Specialty Metals [2]	5,094,972	87,786,367
Reliance Steel & Aluminum	1,503,500	92,119,445
Schnitzer Steel Industries Cl. A [2]	1,795,805	40,513,361

		220,419,173

PAPER & FOREST PRODUCTS - 0.9%
Stella-Jones	1,828,712	51,533,854

Total (Cost $269,696,119)		406,194,410

MISCELLANEOUS[5] – 3.0%

Total (Cost $162,234,604)		161,629,226

TOTAL COMMON STOCKS

(Cost $3,123,743,454)		5,287,365,326

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $185,743,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $189,457,950)

(Cost $185,743,000)		185,743,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
U.S. Treasury Bills
due 1/15/15-8/20/15	$3,532,930	3,533,097
U.S. Treasury Bonds
0.75%-8.125%
due 11/15/16-5/15/44	7,763,152	7,819,341
U.S. Treasury Notes
0.125%-4.75%
due 12/31/14-8/15/24	12,392,417	12,409,086
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)		60,262,488

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $84,024,012)		84,024,012

TOTAL INVESTMENTS – 102.9%

(Cost $3,393,510,466)		5,557,132,338

LIABILITIES LESS CASH AND OTHER ASSETS – (2.9)%		(154,973,345)

NET ASSETS – 100.0%		$5,402,158,993

46 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Low-Priced Stock Fund
Common Stocks – 94.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.5%
AUTOMOBILES - 1.0%
Thor Industries	118,003	$6,592,828

DIVERSIFIED CONSUMER SERVICES - 1.0%
Universal Technical Institute	682,651	6,717,286

HOTELS, RESTAURANTS & LEISURE - 0.7%
†Belmond Cl. A [1]	329,200	4,072,204
Ruby Tuesday [1]	100,000	684,000

		4,756,204

HOUSEHOLD DURABLES - 0.6%
†TRI Pointe Homes [1]	283,700	4,326,425

LEISURE PRODUCTS - 0.6%
†Smith & Wesson Holding Corporation [1,3]	402,000	3,806,940

MEDIA - 0.8%
Pico Far East Holdings	24,976,900	5,723,414

SPECIALTY RETAIL - 6.8%
American Eagle Outfitters	259,200	3,597,696
Ascena Retail Group [1]	113,000	1,419,280
Buckle (The)	160,075	8,407,139
Cato Corporation (The) Cl. A	158,250	6,674,985
Chico’s FAS	496,500	8,048,265
Finish Line (The) Cl. A	208,200	5,061,342
GameStop Corporation Cl. A	179,900	6,080,620
†TravelCenters of America LLC [1]	341,900	4,314,778
West Marine [1]	203,300	2,626,636

		46,230,741

Total (Cost $59,301,429)		78,153,838

CONSUMER STAPLES – 1.8%
FOOD PRODUCTS - 0.8%
Industrias Bachoco ADR [1]	113,906	5,681,631

PERSONAL PRODUCTS - 1.0%
Nu Skin Enterprises Cl. A	154,529	6,752,918

Total (Cost $3,857,141)		12,434,549

ENERGY – 8.9%
ENERGY EQUIPMENT & SERVICES - 7.4%
C&J Energy Services [1]	251,346	3,320,281
Calfrac Well Services	472,600	4,071,894
†Newpark Resources [1]	915,175	8,730,769
Pason Systems	304,650	5,740,049
Tesco Corporation	579,816	7,433,241
TGS-NOPEC Geophysical	252,700	5,467,503
Total Energy Services	496,100	5,542,587
Trican Well Service	831,300	3,985,489
Unit Corporation [1]	175,000	5,967,500

		50,259,313

OIL, GAS & CONSUMABLE FUELS - 1.5%
†Approach Resources [1,3]	389,400	2,488,266
Sprott Resource [1]	1,368,800	2,214,963
†Synergy Resources [1]	439,600	5,512,584

		10,215,813

Total (Cost $49,967,315)		60,475,126

FINANCIALS – 7.7%
CAPITAL MARKETS - 5.6%
Ashmore Group	1,806,363	7,831,467
Federated Investors Cl. B	185,400	6,105,222
INTL FCStone [1]	134,900	2,774,893
Jupiter Fund Management	1,043,849	5,860,378
Sprott	3,613,800	7,589,664
Value Partners Group	9,312,500	7,777,577

		37,939,201

INSURANCE - 0.6%
†MBIA [1]	397,400	3,791,196

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Gladstone Land	239,500	2,562,650
Kennedy-Wilson Holdings	296,830	7,509,799

		10,072,449

Total (Cost $42,115,199)		51,802,846

HEALTH CARE – 3.1%
BIOTECHNOLOGY - 1.5%
Myriad Genetics [1]	181,569	6,184,240
†Progenics Pharmaceuticals [1,3]	500,850	3,786,426

		9,970,666

PHARMACEUTICALS - 1.6%
†Avanir Pharmaceuticals [1]	241,100	4,086,645
Medicines Company (The) [1]	244,932	6,777,269

		10,863,914

Total (Cost $10,776,590)		20,834,580

INDUSTRIALS – 16.3%
AEROSPACE & DEFENSE - 1.7%
Kratos Defense & Security Solutions [1]	715,200	3,590,304
Orbital Sciences [1,3]	298,523	8,027,284

		11,617,588

BUILDING PRODUCTS - 0.6%
†Ply Gem Holdings [1]	301,200	4,210,776

COMMERCIAL SERVICES & SUPPLIES - 0.3%
Ennis	153,162	2,063,092

CONSTRUCTION & ENGINEERING - 0.4%
Raubex Group	1,587,837	3,013,053

ELECTRICAL EQUIPMENT - 1.8%
†General Cable	253,400	3,775,660
†Global Power Equipment Group	275,900	3,810,179
GrafTech International [1]	837,130	4,235,878

		11,821,717

MACHINERY - 1.1%
†Mueller Water Products Cl. A	387,100	3,963,904
†Tecumseh Products[1,2,3]	1,207,365	3,730,758

		7,694,662

MARINE - 0.8%
Clarkson	187,331	5,529,563

PROFESSIONAL SERVICES - 8.3%
Acacia Research	421,805	7,145,377
Heidrick & Struggles International	285,092	6,571,371
Kforce	353,274	8,524,502
Korn/Ferry International [1]	226,040	6,500,910
Navigant Consulting [1]	514,523	7,908,218
Resources Connection	403,800	6,642,510
RPX Corporation [1]	609,200	8,394,776
TrueBlue [1]	196,794	4,378,666

		56,066,330

ROAD & RAIL - 0.8%
Heartland Express	56,545	1,527,280
†Roadrunner Transportation Systems [1]	160,600	3,750,010

		5,277,290

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 47

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Houston Wire & Cable	264,000	$3,154,800

Total (Cost $94,133,173)		110,448,871

INFORMATION TECHNOLOGY – 33.4%
COMMUNICATIONS EQUIPMENT - 6.2%
ADTRAN	375,263	8,180,733
Brocade Communications Systems	698,500	8,270,240
Harmonic [1]	150,000	1,051,500
Infinera Corporation [1]	400,000	5,888,000
KVH Industries [1]	539,615	6,826,130
NETGEAR [1]	222,500	7,916,550
†Ruckus Wireless [1]	322,300	3,874,046

		42,007,199

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.0%
AVX Corporation	577,178	8,080,492
†II-VI [1]	312,200	4,261,530
TTM Technologies [1]	723,358	5,446,886
Vishay Intertechnology	628,750	8,896,812

		26,685,720

INTERNET SOFTWARE & SERVICES - 2.7%
†Amber Road [1,3]	335,600	3,429,832
EarthLink Holdings	200,000	878,000
†Intralinks Holdings [1]	340,200	4,048,380
†QuinStreet [1]	1,062,400	6,448,768
RealNetworks [1]	518,000	3,646,720

		18,451,700

IT SERVICES - 4.0%
Convergys Corporation	421,611	8,588,216
†Datalink Corporation [1]	295,200	3,808,080
Neurones	407,633	6,835,330
TeleTech Holdings [1]	321,501	7,613,144

		26,844,770

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.5%
Advanced Energy Industries [1]	343,383	8,138,177
Brooks Automation	627,682	8,002,946
†Cascade Microtech [1]	272,300	3,978,303
Cirrus Logic [1]	338,100	7,969,017
Exar Corporation [1]	387,000	3,947,400
Fairchild Semiconductor International [1]	462,739	7,811,034
†Inphi Corporation [1]	231,900	4,285,512
Integrated Silicon Solution	192,782	3,194,398
†IXYS Corporation	315,000	3,969,000
Lam Research	78,800	6,251,992
MKS Instruments	204,427	7,482,028
†Nanometrics [1]	221,100	3,718,902
Photronics [1]	454,500	3,776,895
†Rudolph Technologies [1]	389,900	3,988,677
†Silicon Image [1]	1,222,400	6,747,648
Teradyne	411,775	8,149,027

		91,410,956

SOFTWARE - 1.5%
†Rubicon Project [1]	300,400	4,848,456
†SeaChange International [1]	840,100	5,359,838

		10,208,294

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.5%
Avid Technology [1]	35,000	497,350
†Silicon Graphics International[1,3]	382,800	4,356,264
†Super Micro Computer [1]	154,200	5,378,496

		10,232,110

Total (Cost $169,971,765)		225,840,749

MATERIALS – 6.7%
CHEMICALS - 1.0%
†BioAmber [1,3]	372,000	3,121,080
†Landec Corporation [1]	276,000	3,811,560

		6,932,640

METALS & MINING - 5.7%
Alamos Gold	668,700	4,777,251
Globe Specialty Metals	519,463	8,950,348
Hochschild Mining [1]	1,098,648	1,503,306
Horsehead Holding Corporation [1,3]	264,535	4,187,589
Major Drilling Group International	927,300	4,557,482
Pan American Silver	325,476	2,994,379
Pretium Resources [1]	552,400	3,190,398
Schnitzer Steel Industries Cl. A	164,900	3,720,144
Seabridge Gold [1]	573,470	4,329,699

		38,210,596

Total (Cost $41,217,669)		45,143,236

MISCELLANEOUS[5] – 4.9%

Total (Cost $32,213,338)		33,268,394

TOTAL COMMON STOCKS

(Cost $503,553,619)		638,402,189

REPURCHASE AGREEMENT – 5.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $35,516,000 (collateralized by obligations of various U.S. Government Agencies, 0.75%-1.06% due 10/12/17-10/31/17, valued at $36,228,563)

(Cost $35,516,000)		35,516,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.0%
U.S. Treasury Bonds
3.125%-4.75%
due 2/15/40-5/15/44	$13,938	14,073
U.S. Treasury Notes
0.125%-2.375%
due 1/15/17-8/15/24	15,450	15,519
Money Market Funds
Federated Government Obligations Fund (7 day yield-
0.0099%)		20,316,730

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $20,346,322)		20,346,322

TOTAL INVESTMENTS – 102.6%

(Cost $559,415,941)		694,264,511

LIABILITIES LESS CASH AND OTHER ASSETS – (2.6)%		(17,612,086)

NET ASSETS – 100.0%		$676,652,425

48 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Total Return Fund
Common Stocks – 97.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.4%
AUTO COMPONENTS - 1.1%
Gentex Corporation	1,189,382	$42,972,371
Standard Motor Products	94,406	3,598,757
STRATTEC SECURITY	69,205	5,714,949

		52,286,077

AUTOMOBILES - 0.7%
Thor Industries	561,174	31,352,791

DISTRIBUTORS - 0.2%
Weyco Group	282,000	8,366,940

DIVERSIFIED CONSUMER SERVICES - 0.3%
DeVry Education Group	39,200	1,860,824
Regis Corporation [1]	837,200	14,031,472

		15,892,296

HOTELS, RESTAURANTS & LEISURE - 0.7%
Abu Dhabi National Hotels	1,200,000	1,306,816
Bob Evans Farms	430,473	22,031,608
Cheesecake Factory	33,900	1,705,509
DineEquity	51,630	5,350,933
Ruth’s Hospitality Group	52,600	789,000

		31,183,866

HOUSEHOLD DURABLES - 0.9%
De’Longhi	45,000	814,992
Ekornes	60,000	764,849
Ethan Allen Interiors	1,181,550	36,592,603
La-Z-Boy	75,920	2,037,693

		40,210,137

INTERNET & CATALOG RETAIL - 0.1%
Manutan International	1,381	68,473
Nutrisystem	25,660	501,653
PetMed Express	351,500	5,051,055

		5,621,181

LEISURE PRODUCTS - 0.2%
Arctic Cat	107,565	3,818,558
Callaway Golf	962,900	7,414,330

		11,232,888

MEDIA - 0.8%
Harte-Hanks	618,563	4,787,677
Meredith Corporation	194,494	10,564,914
Morningstar	34,801	2,251,973
Saga Communications Cl. A	190,758	8,294,158
Television Broadcasts	90,000	522,421
Wiley (John) & Sons Cl. A	180,739	10,706,978

		37,128,121

MULTILINE RETAIL - 0.0%
New World Department Store China	1,993,300	637,237

SPECIALTY RETAIL - 6.1%
American Eagle Outfitters	1,730,294	24,016,481
Ascena Retail Group [1]	1,872,158	23,514,304
Buckle (The)	625,024	32,826,260
Cato Corporation (The) Cl. A	859,933	36,271,974
Chico’s FAS	61,500	996,915
DSW Cl. A	701,776	26,176,245
GameStop Corporation Cl. A	785,025	26,533,845
Genesco [1]	375,546	28,774,335
Guess?	47,934	1,010,449
Haverty Furniture	1,800	39,618
Men’s Wearhouse (The)	176,539	7,794,197
Monro Muffler Brake	430,000	24,854,000
Rent-A-Center	361,529	13,130,733
Shoe Carnival	676,696	17,384,320
Stein Mart	1,063,666	15,550,797
Systemax [1]	255,676	3,451,626

		282,326,099

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Columbia Sportswear	159,764	7,115,889
G-III Apparel Group [1]	120,780	12,199,988
Movado Group	317,303	9,001,886
Pacific Textiles Holdings	750,000	992,052
Stella International Holdings	100,000	262,401
Steven Madden [1]	824,664	26,249,055
Vera Bradley [1]	291,209	5,934,839
Wolverine World Wide	27,075	797,900

		62,554,010

Total (Cost $401,886,191)		578,791,643

CONSUMER STAPLES – 3.0%
BEVERAGES - 0.0%
Crimson Wine Group [1,4]	43,380	407,772

FOOD & STAPLES RETAILING - 0.4%
Village Super Market Cl. A	685,437	18,760,411

FOOD PRODUCTS - 1.8%
Cal-Maine Foods	104,596	4,082,382
Farmer Bros. [1]	366,000	10,778,700
Flowers Foods	1,058,900	20,320,291
Fresh Del Monte Produce	241,700	8,109,035
Hershey Creamery [4]	882	2,412,270
J&J Snack Foods	3,500	380,695
Lancaster Colony	120,300	11,264,892
Sanderson Farms	48,900	4,108,822
Tootsie Roll Industries	701,291	21,494,569

		82,951,656

HOUSEHOLD PRODUCTS - 0.0%
WD-40 Company	10,211	868,752

PERSONAL PRODUCTS - 0.8%
Nu Skin Enterprises Cl. A	804,976	35,177,451

Total (Cost $125,617,877)		138,166,042

ENERGY – 4.1%
ENERGY EQUIPMENT & SERVICES - 3.3%
CARBO Ceramics	300,646	12,040,872
Ensign Energy Services	226,800	1,991,186
Era Group [1]	176,980	3,743,127
Exterran Partners L.P.	819,700	17,721,914
Helmerich & Payne	232,142	15,651,014
Oil States International [1]	190,205	9,301,025
Pason Systems	1,125,700	21,209,824
Patterson-UTI Energy	28,665	475,552
Precision Drilling	568,250	3,443,595
RPC	78,620	1,025,205
SEACOR Holdings [1]	460,690	34,003,529
Tidewater	864,313	28,012,384
Total Energy Services	207,223	2,315,161
Trican Well Service	200,000	958,857

		151,893,245

OIL, GAS & CONSUMABLE FUELS - 0.8%
Cimarex Energy	156,790	16,619,740
Hugoton Royalty Trust	558,500	4,724,910

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 49

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
NuStar GP Holdings LLC	369,200	$12,707,864
Penn Virginia [1,3]	633,760	4,233,517
Penn West Petroleum [3]	32,100	66,768

		38,352,799

Total (Cost $176,942,448)		190,246,044

FINANCIALS – 26.4%
BANKS - 4.2%
Ames National	423,068	10,974,384
Associated Banc-Corp	493,700	9,197,631
Bank of Hawaii	732,001	43,414,979
BLOM Bank GDR	684,500	7,016,125
BOK Financial	458,968	27,556,439
Camden National	194,540	7,750,474
Canadian Western Bank	933,200	26,305,991
City Holding Company	444,266	20,671,697
Farmers & Merchants Bank of Long Beach [4]	479	2,881,664
First Citizens BancShares Cl. A	97,026	24,527,202
First National Bank Alaska [4]	3,110	4,920,020
Peapack-Gladstone Financial	604,692	11,223,083

		196,439,689

CAPITAL MARKETS - 6.8%
AGF Management Cl. B	715,600	5,229,337
AllianceBernstein Holding L.P.	1,700,400	43,921,332
Apollo Global Management LLC Cl. A	595,600	14,044,248
Apollo Investment	1,161,400	8,617,588
ASA Gold and Precious Metals	578,892	5,852,598
Ashmore Group	1,704,000	7,387,673
Banca Generali	86,000	2,387,202
Cohen & Steers	285,337	12,006,981
Coronation Fund Managers	1,315,000	12,974,961
Edmond de Rothschild (Suisse)	205	3,149,643
Egyptian Financial Group-Hermes Holding Company [1]	1,032,032	2,224,266
Federated Investors Cl. B	800,423	26,357,929
Fortress Investment Group LLC Cl. A	237,530	1,904,991
GAMCO Investors Cl. A	278,300	24,752,002
Janus Capital Group	87,509	1,411,520
KKR & Co. L.P.	1,265,600	29,374,576
Lazard Cl. A	102,090	5,107,563
Monroe Capital	20,991	303,530
MVC Capital	475,000	4,669,250
Oppenheimer Holdings Cl. A	221,512	5,150,154
Paris Orleans	581,675	12,516,558
Raymond James Financial	418,525	23,977,297
Schroders	111,100	4,604,591
SEI Investments	554,670	22,208,987
Teton Advisors Cl. A [4]	1,297	67,444
Value Partners Group	12,112,900	10,116,404
Vontobel Holding	150,400	5,662,862
Waddell & Reed Financial Cl. A	365,400	18,204,228
Westwood Holdings Group	45,895	2,837,229

		317,022,944

CONSUMER FINANCE - 0.1%
Cash America International	66,300	1,499,706
Nelnet Cl. A	36,416	1,687,153

		3,186,859

DIVERSIFIED FINANCIAL SERVICES - 0.9%
Leucadia National	141,659	3,175,995
Sofina	279,572	29,385,941
TMX Group	184,000	8,013,772

		40,575,708

INSURANCE - 10.8%
Alleghany Corporation [1]	99,522	46,128,447
Allied World Assurance Company Holdings	521,914	19,790,979
American Financial Group	127,886	7,765,238
American National Insurance	159,593	18,235,096
AmTrust Financial Services	37,438	2,105,887
Argo Group International Holdings	16,600	920,802
Aspen Insurance Holdings	266,318	11,656,739
Assurant	37,512	2,566,946
Assured Guaranty	427,392	11,107,918
Baldwin & Lyons Cl. B	318,343	8,206,883
Berkley (W.R.)	34,347	1,760,627
Cincinnati Financial	280,000	14,512,400
E-L Financial	80,488	47,317,356
EMC Insurance Group	46,755	1,657,932
Employers Holdings	106,821	2,511,362
Erie Indemnity Cl. A	571,900	51,911,363
Everest Re Group	13,900	2,367,170
First American Financial	105,161	3,564,958
FNF Group	987,903	34,033,258
Gallagher (Arthur J.) & Co.	673,500	31,708,380
HCI Group	30,300	1,310,172
Infinity Property & Casualty	128,043	9,892,602
Lancashire Holdings	100,000	866,740
Markel Corporation [1]	67,900	46,364,836
Mercury General	177,300	10,047,591
National Western Life Insurance Cl. A	4,700	1,265,475
Old Republic International	799,820	11,701,367
PartnerRe	241,201	27,528,270
Platinum Underwriters Holdings	27,006	1,982,781
ProAssurance Corporation	182,000	8,217,300
Reinsurance Group of America	337,456	29,567,895
RenaissanceRe Holdings	22,209	2,159,159
RLI Corp.	182,070	8,994,258
State Auto Financial	392,000	8,710,240
Symetra Financial	175,800	4,052,190
Torchmark Corporation	53,200	2,881,844
United Fire Group	101,191	3,008,408
White Mountains Insurance Group	5,134	3,234,985

		501,615,854

INVESTMENT COMPANIES - 0.1%
British Empire Securities and General Trust	601,182	4,800,316
RIT Capital Partners	100,000	2,177,231

		6,977,547

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.7%
Colony Financial	411,049	9,791,187
Cousins Properties	421,710	4,815,929
DCT Industrial Trust	280,400	9,999,064
Lexington Realty Trust	707,006	7,762,926
MFA Financial	692,000	5,529,080
National Health Investors	159,570	11,163,517
National Retail Properties	600,000	23,622,000
Rayonier	315,000	8,801,100

		81,484,803

50 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.6%
Alexander & Baldwin	657,100	$25,797,746
Midland Holdings [1]	1,500,000	757,871

		26,555,617

THRIFTS & MORTGAGE FINANCE - 1.2%
Genworth MI Canada	869,570	27,678,343
TrustCo Bank Corp. NY	3,691,044	26,796,979

		54,475,322

Total (Cost $799,745,467)		1,228,334,343

HEALTH CARE – 6.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
Analogic Corporation	243,300	20,585,613
Atrion Corporation	3,983	1,354,260
Cantel Medical	40,313	1,743,940
DiaSorin	30,000	1,209,823
Hill-Rom Holdings	534,570	24,387,083
IDEXX Laboratories [1]	141,400	20,965,378
Meridian Bioscience	26,800	441,128
STERIS Corporation	610,241	39,574,129
Teleflex	309,700	35,559,754

		145,821,108

HEALTH CARE PROVIDERS & SERVICES - 2.2%
Chemed Corporation	163,157	17,240,800
Landauer [2]	553,400	18,893,076
MEDNAX [1]	166,436	11,003,084
Omnicare	51,199	3,733,943
Owens & Minor	1,135,750	39,876,183
U.S. Physical Therapy	243,364	10,211,553

		100,958,639

HEALTH CARE TECHNOLOGY - 0.0%
Computer Programs and Systems	16,600	1,008,450

LIFE SCIENCES TOOLS & SERVICES - 0.7%
PerkinElmer	712,600	31,161,998

PHARMACEUTICALS - 0.1%
Recordati	110,000	1,710,180
Santen Pharmaceutical	15,000	802,739
Vetoquinol	26,811	1,164,617
Virbac	3,500	734,337

		4,411,873

Total (Cost $140,136,628)		283,362,068

INDUSTRIALS – 18.8%
AEROSPACE & DEFENSE - 1.1%
AAR Corporation	43,200	1,200,096
American Science and Engineering	207,834	10,786,585
Cubic Corporation	29,299	1,542,299
HEICO Corporation	232,443	14,039,557
HEICO Corporation Cl. A	488,666	23,143,222
National Presto Industries	48,326	2,804,841

		53,516,600

AIR FREIGHT & LOGISTICS - 1.0%
C. H. Robinson Worldwide	256,000	19,171,840
Expeditors International of Washington	515,200	22,983,072
UTi Worldwide [1]	492,600	5,945,682

		48,100,594

BUILDING PRODUCTS - 0.6%
A. O. Smith Corporation	465,188	26,241,255
AAON	54,055	1,210,291

		27,451,546

COMMERCIAL SERVICES & SUPPLIES - 3.7%
ABM Industries	641,300	18,373,245
Brady Corporation Cl. A	1,443,235	39,458,045
Ennis	377,444	5,084,171
Healthcare Services Group	184,164	5,696,192
HNI Corporation	454,073	23,184,967
Kimball International Cl. B	724,600	6,608,352
McGrath RentCorp	291,300	10,446,018
Ritchie Bros. Auctioneers	1,384,820	37,237,810
UniFirst Corporation	158,204	19,213,876
US Ecology	40,305	1,617,037
Viad Corporation	208,906	5,569,434

		172,489,147

CONSTRUCTION & ENGINEERING - 0.5%
Comfort Systems USA	200,031	3,424,531
EMCOR Group	66,839	2,973,667
Granite Construction	182,175	6,926,294
KBR	523,572	8,874,545

		22,199,037

ELECTRICAL EQUIPMENT - 1.8%
Acuity Brands	11,668	1,634,337
EnerSys	19,800	1,222,056
Franklin Electric	733,800	27,539,514
Hubbell Cl. B	301,421	32,200,806
LSI Industries	1,047,551	7,112,871
Preformed Line Products	249,324	13,620,570

		83,330,154

INDUSTRIAL CONGLOMERATES - 0.2%
Raven Industries	283,502	7,087,550

MACHINERY - 6.9%
Actuant Corporation Cl. A	35,800	975,192
Alamo Group	352,652	17,082,463
American Railcar Industries	234,309	12,066,913
Briggs & Stratton	655,340	13,382,043
CIRCOR International	25,700	1,549,196
CLARCOR	246,100	16,400,104
Donaldson Company	52,502	2,028,152
Federal Signal	258,869	3,996,937
Foster (L.B.) Company	25,000	1,214,250
Gorman-Rupp Company (The)	720,791	23,151,807
Hillenbrand	243,625	8,405,063
Joy Global	37,100	1,725,892
Kadant	15,700	670,233
Kennametal	156,075	5,585,924
Lincoln Electric Holdings	193,899	13,396,482
Lindsay Corporation	231,282	19,830,119
Miller Industries	384,649	7,996,853
Mueller (Paul) Company [1,2,4]	116,700	5,391,540
Mueller Industries	383,624	13,096,923
Nordson Corporation	276,900	21,587,124
Oshkosh Corporation	21,974	1,069,035
Semperit AG Holding	13,000	629,071
Standex International	49,531	3,826,765
Starrett (L.S.) Company (The) Cl. A [2]	529,400	10,550,942
Sun Hydraulics	19,349	761,964
Tennant Company	584,096	42,154,208

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 51

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Timken Company (The)	13,632	$581,814
Toro Company (The)	248,964	15,886,393
Trinity Industries	858,574	24,048,658
Valmont Industries	12,600	1,600,200
Woodward	609,200	29,990,916

		320,633,176

PROFESSIONAL SERVICES - 1.7%
Corporate Executive Board	236,000	17,117,080
Exponent	33,696	2,779,920
Heidrick & Struggles International	116,298	2,680,669
Kelly Services Cl. A	634,200	10,794,084
ManpowerGroup	433,252	29,534,789
Michael Page International	200,000	1,269,873
Nihon M&A Center	6,100	185,070
Resources Connection	81,633	1,342,863
Towers Watson & Co. Cl. A	107,800	12,199,726

		77,904,074

ROAD & RAIL - 0.2%
ArcBest Corporation	224,081	10,390,636

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Aceto Corporation	438,099	9,506,748
Applied Industrial Technologies	523,661	23,873,705
Houston Wire & Cable [2]	1,378,225	16,469,789
MISUMI Group	20,500	673,371
Watsco	9,702	1,038,114

		51,561,727

Total (Cost $459,320,177)		874,664,241

INFORMATION TECHNOLOGY – 8.2%
COMMUNICATIONS EQUIPMENT - 2.0%
ADTRAN	402,429	8,772,952
Bel Fuse Cl. A	22,350	541,764
Bel Fuse Cl. B	74,000	2,023,160
Black Box	440,602	10,530,388
Comtech Telecommunications	40,684	1,282,360
InterDigital	21,400	1,132,060
NETGEAR [1]	812,056	28,892,952
Plantronics	519,376	27,537,316
TESSCO Technologies	333,659	9,676,111

		90,389,063

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.5%
AVX Corporation	1,715,510	24,017,140
Cognex Corporation [1]	355,500	14,692,815
CTS Corporation	4,400	78,452
Daktronics	96,827	1,211,306
Domino Printing Sciences	110,000	1,124,335
Electro Rent	348,647	4,895,004
FEI Company	23,200	2,096,120
FLIR Systems	218,775	7,068,620
Littelfuse	49,323	4,768,054
Methode Electronics	534,096	19,499,845
MTS Systems	34,341	2,576,605
Nam Tai Property	580,500	2,757,375
Park Electrochemical	56,128	1,399,271
Vishay Intertechnology	2,266,638	32,072,928

		118,257,870

INTERNET SOFTWARE & SERVICES - 0.0%
j2 Global	21,800	1,351,600

IT SERVICES - 2.0%
Amdocs	53,500	2,496,043
Broadridge Financial Solutions	621,800	28,714,724
Calian Technologies	274,004	4,162,653
Convergys Corporation	1,216,027	24,770,470
Forrester Research	42,804	1,684,765
ManTech International Cl. A	769,398	23,258,902
MAXIMUS	100,520	5,512,517
Total System Services	68,895	2,339,674

		92,939,748

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Brooks Automation	84,581	1,078,408
MKS Instruments	751,919	27,520,236
Power Integrations	16,518	854,641
Teradyne	248,146	4,910,809

		34,364,094

SOFTWARE - 0.4%
Ebix	153,445	2,607,031
Fair Isaac	170,757	12,345,731
Pegasystems	132,508	2,752,191

		17,704,953

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Diebold	842,018	29,167,503

Total (Cost $304,220,672)		384,174,831

MATERIALS – 11.0%
CHEMICALS - 5.1%
Albemarle Corporation	471,500	28,351,295
Balchem Corporation	641,549	42,752,826
Cabot Corporation	781,000	34,254,660
Chase Corporation [2]	773,974	27,855,324
FutureFuel Corporation	182,459	2,375,616
Innophos Holdings	6,985	408,273
Innospec	580,199	24,774,497
International Flavors & Fragrances	127,600	12,933,536
Methanex Corporation	310,710	14,239,839
Minerals Technologies	49,993	3,472,014
NewMarket Corporation	10,026	4,045,792
Olin Corporation	56,400	1,284,228
Quaker Chemical	433,029	39,855,989
Victrex	70,000	2,260,448
Westlake Chemical	21,399	1,307,265

		240,171,602

CONSTRUCTION MATERIALS - 0.2%
Ash Grove Cement [4]	39,610	7,981,415

CONTAINERS & PACKAGING - 1.7%
AptarGroup	120,400	8,047,536
Bemis Company	489,800	22,143,858
Greif Cl. A	611,801	28,895,361
Mayr-Melnhof Karton	36,800	3,818,928
Sonoco Products	351,778	15,372,699

		78,278,382

METALS & MINING - 2.9%
Agnico Eagle Mines	787,000	19,588,430
Ampco-Pittsburgh	180,306	3,470,890
Carpenter Technology	315,675	15,546,994
Commercial Metals	85,000	1,384,650
Franco-Nevada Corporation	161,000	7,919,590
Gold Fields ADR	3,102,643	14,054,973
52 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Total Return Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
IAMGOLD Corporation [1,3]	1,056,620	$2,852,874
Pan American Silver	1,643,000	15,115,600
Reliance Steel & Aluminum	503,807	30,868,255
†Sims Metal Management	1,000,000	9,750,282
Worthington Industries	437,800	13,173,402

		133,725,940

PAPER & FOREST PRODUCTS - 1.1%
Deltic Timber	172,000	11,764,800
Domtar Corporation	526,100	21,159,742
Schweitzer-Mauduit International	466,754	19,743,694

		52,668,236

Total (Cost $346,269,483)		512,825,575

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Atlantic Tele-Network	275,703	18,634,766

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Spok Holdings	91,666	1,591,322
Telephone and Data Systems	842,190	21,265,297

		22,856,619

Total (Cost $28,697,400)		41,491,385

UTILITIES – 2.8%
ELECTRIC UTILITIES - 1.1%
ALLETE	175,747	9,690,690
ITC Holdings	750,000	30,322,500
PNM Resources	319,400	9,463,822

		49,477,012

GAS UTILITIES - 0.8%
AGL Resources	312,558	17,037,536
National Fuel Gas	16,826	1,169,912
Piedmont Natural Gas	539,500	21,261,695

		39,469,143

WATER UTILITIES - 0.9%
Aqua America	1,024,707	27,359,677
SJW	400,400	12,860,848

		40,220,525

Total (Cost $66,094,953)		129,166,680

MISCELLANEOUS[5] – 3.4%

Total (Cost $156,789,873)		160,720,148

TOTAL COMMON STOCKS

(Cost $3,005,721,169)		4,521,943,000

REPURCHASE AGREEMENT – 2.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $109,237,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $111,425,075)

(Cost $109,237,000)		109,237,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $5,893,087)		5,893,087

TOTAL INVESTMENTS – 99.5%

(Cost $3,120,851,256)		$4,637,073,087

CASH AND OTHER ASSETS LESS LIABILITIES – 0.5%		21,685,466

NET ASSETS – 100.0%		$4,658,758,553

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 53

Schedules of Investments

Royce Heritage Fund
Common Stocks – 96.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.6%
AUTO COMPONENTS - 2.1%
BorgWarner	11,600	$637,420
Drew Industries [1]	54,900	2,803,743
Gentex Corporation	16,000	578,080
Nokian Renkaat	28,000	685,825
Selamat Sempurna	4,253,800	1,622,445
Standard Motor Products	31,183	1,188,696

		7,516,209

AUTOMOBILES - 0.6%
Thor Industries	39,450	2,204,072

DISTRIBUTORS - 1.0%
Core-Mark Holding Company	57,100	3,536,203

DIVERSIFIED CONSUMER SERVICES - 0.2%
Chegg [1,3]	91,700	633,647

HOUSEHOLD DURABLES - 2.4%
Ethan Allen Interiors	55,900	1,731,223
Forbo Holding	1,000	1,000,226
Garmin	25,500	1,347,165
Mohawk Industries [1]	17,900	2,780,944
NVR [1]	1,425	1,817,345

		8,676,903

INTERNET & CATALOG RETAIL - 0.3%
Trade Me	340,600	950,653

MULTILINE RETAIL - 0.6%
Dollar Tree [1]	22,300	1,569,474
New World Department Store China	2,405,000	768,853

		2,338,327

SPECIALTY RETAIL - 3.6%
Advance Auto Parts	10,161	1,618,444
Barnes & Noble [1]	15,000	348,300
Bed Bath & Beyond [1]	60,200	4,585,434
Destination Maternity	42,100	671,495
Luk Fook Holdings (International)	250,000	936,211
Matas	54,400	1,240,790
Monro Muffler Brake	37,100	2,144,380
USS	86,300	1,328,070

		12,873,124

TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Forus	113,800	473,804
Wolverine World Wide	80,200	2,363,494

		2,837,298

Total (Cost $31,415,561)		41,566,436

CONSUMER STAPLES – 0.6%
FOOD & STAPLES RETAILING - 0.1%
FamilyMart	6,900	257,588

FOOD PRODUCTS - 0.5%
Darling Ingredients [1]	95,500	1,734,280

Total (Cost $1,463,374)		1,991,868

ENERGY – 4.2%
ENERGY EQUIPMENT & SERVICES - 3.6%
Core Laboratories	8,200	986,788
Ensign Energy Services	24,800	217,731
Helmerich & Payne	33,300	2,245,086
Pason Systems	133,000	2,505,913
TGS-NOPEC Geophysical	68,000	1,471,271
Tidewater	30,600	991,746
Transocean	86,300	1,581,879
Trican Well Service	187,600	899,408
Unit Corporation [1]	64,600	2,202,860

		13,102,682

OIL, GAS & CONSUMABLE FUELS - 0.6%
World Fuel Services	43,500	2,041,455

Total (Cost $19,986,020)		15,144,137

FINANCIALS – 17.1%
CAPITAL MARKETS - 13.6%
AllianceBernstein Holding L.P.	139,641	3,606,927
ARA Asset Management	955,000	1,223,200
Artisan Partners Asset Management Cl. A	51,860	2,620,486
Ashmore Group	475,300	2,060,658
Blackstone Group L.P.	60,000	2,029,800
CETIP - Mercados Organizados	82,400	997,953
Charles Schwab	75,700	2,285,383
Coronation Fund Managers	200,000	1,973,378
Egyptian Financial Group-Hermes Holding
Company [1]	298,500	643,336
Federated Investors Cl. B	89,000	2,930,770
Invesco	32,400	1,280,448
Jupiter Fund Management	455,600	2,557,830
KKR & Co. L.P.	211,000	4,897,310
Lazard Cl. A	39,500	1,976,185
†Medley Management Cl. A	202,700	2,979,690
Partners Group Holding	3,500	1,015,026
SEI Investments	94,900	3,799,796
Sprott	508,500	1,067,946
State Street	45,900	3,603,150
TD Ameritrade Holding Corporation	50,600	1,810,468
Value Partners Group	3,165,000	2,643,332
WisdomTree Investments	41,500	650,513

		48,653,585

CONSUMER FINANCE - 0.4%
Shriram Transport Finance	92,000	1,606,347

DIVERSIFIED FINANCIAL SERVICES - 1.4%
Bolsa Mexicana de Valores	1,646,000	2,981,013
JSE	74,000	772,929
Warsaw Stock Exchange	114,000	1,468,924

		5,222,866

INSURANCE - 0.9%
Marsh & McLennan	53,900	3,085,236

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.8%
Brasil Brokers Participacoes	605,000	575,363
Jones Lang LaSalle	2,800	419,804
Kennedy-Wilson Holdings	56,400	1,426,920
LPS Brasil Consultoria de Imoveis	121,000	292,471

		2,714,558

Total (Cost $46,271,081)		61,282,592

HEALTH CARE – 5.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 3.3%
Analogic Corporation	16,660	1,409,603
Atrion Corporation	4,900	1,666,049
DENTSPLY International	101,500	5,406,905
STERIS Corporation	29,000	1,880,650
Vascular Solutions [1]	52,000	1,412,320

		11,775,527

54 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Heritage Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Raffles Medical Group	158,000	$463,575

LIFE SCIENCES TOOLS & SERVICES - 1.8%
Bio-Rad Laboratories Cl. A [1]	6,400	771,584
Bio-Techne	20,200	1,866,480
Mettler-Toledo International [1]	8,200	2,480,172
Waters Corporation [1]	13,250	1,493,540

		6,611,776

PHARMACEUTICALS - 0.4%
Recordati	86,000	1,337,050

Total (Cost $15,691,278)		20,187,928

INDUSTRIALS – 25.5%
AEROSPACE & DEFENSE - 0.7%
Curtiss-Wright	8,500	600,015
HEICO Corporation	34,178	2,064,351

		2,664,366

AIR FREIGHT & LOGISTICS - 2.8%
Expeditors International of Washington	115,600	5,156,916
Forward Air	66,200	3,334,494
UTi Worldwide [1]	136,600	1,648,762

		10,140,172

COMMERCIAL SERVICES & SUPPLIES - 5.0%
Cintas Corporation	22,600	1,772,744
Copart [1]	175,380	6,399,616
Healthcare Services Group	31,700	980,481
Heritage-Crystal Clean [1]	144,327	1,779,552
Kaba Holding	2,400	1,210,160
Ritchie Bros. Auctioneers	208,508	5,606,780

		17,749,333

CONSTRUCTION & ENGINEERING - 1.9%
Fluor Corporation	17,100	1,036,773
Jacobs Engineering Group [1]	61,500	2,748,435
KBR	174,900	2,964,555

		6,749,763

ELECTRICAL EQUIPMENT - 0.2%
EnerSys	7,700	475,244
Powell Industries	2,700	132,489

		607,733

INDUSTRIAL CONGLOMERATES - 0.9%
Carlisle Companies	22,600	2,039,424
Raven Industries	50,400	1,260,000

		3,299,424

MACHINERY - 7.1%
AGCO Corporation	10,300	465,560
Burckhardt Compression Holding	2,000	765,745
CIRCOR International	21,000	1,265,880
Donaldson Company	82,400	3,183,112
Foster (L.B.) Company	33,700	1,636,809
Graco	30,400	2,437,472
Kennametal	62,600	2,240,454
Mueller Industries	32,500	1,109,550
Pfeiffer Vacuum Technology	12,000	996,096
RBC Bearings	65,700	4,239,621
Rotork	20,000	719,705
Semperit AG Holding	17,350	839,568
Sun Hydraulics	62,885	2,476,411
Valmont Industries	22,870	2,904,490
voxeljet ADR [1,3]	16,600	134,792

		25,415,265

MARINE - 0.5%
Clarkson	57,100	1,685,455

PROFESSIONAL SERVICES - 4.1%
Advisory Board (The) [1]	34,200	1,675,116
Equifax	24,150	1,953,011
Exponent	5,700	470,250
Franklin Covey [1]	31,000	600,160
ManpowerGroup	52,891	3,605,579
RPX Corporation [1]	46,500	640,770
Towers Watson & Co. Cl. A	32,500	3,678,025
Verisk Analytics Cl. A [1]	30,800	1,972,740

		14,595,651

ROAD & RAIL - 1.7%
FRP Holdings [1]	79,512	3,117,666
Landstar System	42,000	3,046,260

		6,163,926

TRADING COMPANIES & DISTRIBUTORS - 0.6%
Applied Industrial Technologies	33,062	1,507,297
MSC Industrial Direct Cl. A	9,070	736,937

		2,244,234

Total (Cost $75,141,671)		91,315,322

INFORMATION TECHNOLOGY – 18.5%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN	28,650	624,570
Plantronics	22,100	1,171,742

		1,796,312

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.4%
Anixter International [1]	48,800	4,316,848
AVX Corporation	211,963	2,967,482
Coherent [1]	59,500	3,612,840
E2V Technologies	362,000	973,917
FEI Company	31,100	2,809,885
FLIR Systems	92,800	2,998,368
IPG Photonics [1]	26,214	1,963,953
LPKF Laser & Electronics [3]	72,000	943,341
National Instruments	127,800	3,973,302
Rogers Corporation [1]	66,532	5,418,366

		29,978,302

INTERNET SOFTWARE & SERVICES - 0.4%
Envestnet [1]	30,200	1,484,028

IT SERVICES - 2.6%
Computer Task Group	15,400	146,762
eClerx Services	72,000	1,488,646
Fiserv [1]	39,760	2,821,767
MAXIMUS	52,200	2,862,648
Metrofile Holdings	3,211,000	1,386,929
Teradata Corporation [1]	14,100	615,888

		9,322,640

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Diodes [1]	179,700	4,954,329
Lam Research	19,500	1,547,130
Silicon Image [1]	65,500	361,560
Teradyne	83,600	1,654,444
Veeco Instruments [1]	27,400	955,712

		9,473,175

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 55

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE - 2.4%
Advent Software	12,700	$389,128
†ePlus [1]	37,400	2,830,806
Mentor Graphics	77,600	1,700,992
Rovi Corporation [1]	75,000	1,694,250
Silverlake Axis	984,600	931,451
Totvs	73,900	972,351

		8,518,978

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
†Diebold	97,450	3,375,668
Western Digital	23,265	2,575,436

		5,951,104

Total (Cost $50,411,775)		66,524,539

MATERIALS – 8.6%
CHEMICALS - 3.1%
Airgas	9,200	1,059,656
Cabot Corporation	48,700	2,135,982
Innospec	53,465	2,282,956
Minerals Technologies	19,100	1,326,495
Quaker Chemical	7,500	690,300
Victrex	45,700	1,475,749
Westlake Chemical	35,190	2,149,757

		11,120,895

CONTAINERS & PACKAGING - 0.8%
Greif Cl. A	57,800	2,729,894

METALS & MINING - 3.3%
Compass Minerals International	29,600	2,570,168
Fresnillo	48,000	569,606
Major Drilling Group International	203,900	1,002,125
Randgold Resources ADR	31,600	2,130,156
Reliance Steel & Aluminum	71,880	4,404,088
†Sims Metal Management	131,800	1,285,087

		11,961,230

PAPER & FOREST PRODUCTS - 1.4%
Glatfelter	87,858	2,246,529
Stella-Jones	98,500	2,775,770

		5,022,299

Total (Cost $28,940,846)		30,834,318

UTILITIES – 0.5%
GAS UTILITIES - 0.5%
UGI Corporation	44,400	1,686,312

Total (Cost $1,314,777)		1,686,312

MISCELLANEOUS[5] – 4.5%

Total (Cost $16,946,532)		16,327,660

TOTAL COMMON STOCKS

(Cost $287,582,915)		346,861,112

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $12,085,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $12,328,050)

(Cost $12,085,000)	$12,085,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $964,385)	964,385

TOTAL INVESTMENTS – 100.4%

(Cost $300,632,300)	359,910,497

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(1,392,379)

NET ASSETS – 100.0%	$358,518,118

56 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Opportunity Fund
Common Stocks – 93.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.5%
AUTO COMPONENTS - 1.9%
Cooper Tire & Rubber	274,600	$9,514,890
Dana Holding Corporation	710,836	15,453,575
Fuel Systems Solutions [1]	566,700	6,199,698
Spartan Motors	809,117	4,255,955
Tower International [1]	318,154	8,128,835

		43,552,953

AUTOMOBILES - 0.1%
Winnebago Industries	149,000	3,242,240

DISTRIBUTORS - 0.2%
VOXX International Cl. A [1]	489,413	4,287,258

HOTELS, RESTAURANTS & LEISURE - 1.6%
Belmond Cl. A [1]	909,419	11,249,513
Carrols Restaurant Group [1]	1,119,405	8,541,060
Krispy Kreme Doughnuts [1]	411,061	8,114,344
Ruby Tuesday [1]	1,146,500	7,842,060

		35,746,977

HOUSEHOLD DURABLES - 2.7%
Dixie Group [1,2]	845,735	7,755,390
Ethan Allen Interiors	186,500	5,775,905
†Installed Building Products[1,3]	472,200	8,414,604
M.D.C. Holdings	385,950	10,216,096
M/I Homes [1]	378,500	8,690,360
Standard Pacific [1]	1,133,800	8,265,402
TRI Pointe Homes [1]	454,872	6,936,798
ZAGG [1]	748,381	5,081,507

		61,136,062

INTERNET & CATALOG RETAIL - 0.6%
EVINE Live [1]	1,265,406	8,339,026
Gaiam Cl. A [1]	853,962	6,088,749

		14,427,775

LEISURE PRODUCTS - 0.2%
Black Diamond [1,3]	519,239	4,543,341

MEDIA - 1.7%
Ballantyne Strong [1]	642,446	2,640,453
Cinedigm Cl. A [1]	894,686	1,449,391
Entravision Communications Cl. A	1,139,000	7,380,720
Martha Stewart Living Omnimedia Cl. A [1]	1,758,079	7,577,321
McClatchy Company (The) Cl. A [1]	2,360,769	7,837,753
Media General [1,3]	380,700	6,369,111
New York Times Cl. A	513,399	6,787,135

		40,041,884

MULTILINE RETAIL - 0.6%
Bon-Ton Stores (The)	241,765	1,791,479
Hudson’s Bay	212,200	4,485,825
J.C. Penney Company [1,3]	1,242,531	8,051,601

		14,328,905

SPECIALTY RETAIL - 2.3%
Ascena Retail Group [1]	410,560	5,156,634
bebe stores	1,440,284	3,154,222
†Cache [1,3]	1,196,180	239,236
Chico’s FAS	415,600	6,736,876
Destination Maternity	250,037	3,988,090
New York & Company [1]	1,160,617	3,064,029
Pacific Sunwear of California [1,3]	923,701	2,013,668
Rent-A-Center	283,206	10,286,042
Sears Hometown and Outlet Stores [1,3]	315,245	4,145,472
West Marine [1]	1,070,924	13,836,338
Wet Seal (The) Cl. A [1,3]	683,636	44,368

		52,664,975

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Quiksilver [1,3]	1,006,782	2,224,988
Unifi [1]	418,067	12,429,132

		14,654,120

Total (Cost $257,901,830)		288,626,490

CONSUMER STAPLES – 1.2%

FOOD & STAPLES RETAILING - 0.4%
SUPERVALU [1]	943,900	9,155,830

HOUSEHOLD PRODUCTS - 0.3%
Central Garden & Pet [1]	902,664	7,925,390

PERSONAL PRODUCTS - 0.5%
Elizabeth Arden [1,3]	511,020	10,930,718

Total (Cost $25,164,765)		28,011,938

ENERGY – 2.1%
ENERGY EQUIPMENT & SERVICES - 1.0%
Basic Energy Services [1]	197,395	1,383,739
Hercules Offshore [1,3]	476,300	476,300
Key Energy Services [1]	1,075,500	1,796,085
Matrix Service [1]	216,128	4,823,977
Newpark Resources [1]	791,331	7,549,298
Parker Drilling [1]	532,000	1,633,240
Willbros Group [1]	800,200	5,017,254

		22,679,893

OIL, GAS & CONSUMABLE FUELS - 1.1%
†Approach Resources [1,3]	240,200	1,534,878
Matador Resources [1]	71,036	1,437,058
Pengrowth Energy	1,765,200	5,489,772
Scorpio Tankers	900,526	7,825,571
Solazyme [1,3]	173,218	446,902
StealthGas [1]	949,617	5,992,083
Swift Energy [1,3]	671,951	2,721,402

		25,447,666

Total (Cost $75,080,917)		48,127,559

FINANCIALS – 10.3%
BANKS - 4.8%
BancorpSouth	252,600	5,686,026
BankUnited	301,298	8,728,603
Boston Private Financial Holdings	917,446	12,357,998
Capital Bank Financial Cl. A [1]	277,800	7,445,040
CenterState Banks	341,541	4,067,753
Columbia Banking System	117,800	3,252,458
Fidelity Southern	217,140	3,498,125
First Bancorp	172,408	3,184,376
First Internet Bancorp	110,100	1,843,074
Guaranty Bancorp	232,258	3,353,806
Hilltop Holdings [1]	427,676	8,532,136
Independent Bank Group	64,600	2,523,276
South State	111,926	7,507,996
Southern National Bancorp of Virginia	218,015	2,463,569
State Bank Financial	383,959	7,671,501
Trustmark Corporation	389,900	9,568,146
Umpqua Holdings	568,800	9,675,288
United Bankshares	251,939	9,435,116

		110,794,287

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 57

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 0.0%
Harris & Harris Group [1]	441,996	$1,303,888

CONSUMER FINANCE - 0.5%
Cash America International	135,300	3,060,486
†EZCORP Cl. A [1,3]	697,992	8,201,406

		11,261,892

INSURANCE - 1.8%
Ambac Financial Group [1]	296,546	7,265,377
Assured Guaranty	614,800	15,978,652
MBIA [1]	1,203,676	11,483,069
Old Republic International	488,238	7,142,922

		41,870,020

REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
BRT Realty Trust [1]	98,309	686,197
LaSalle Hotel Properties	199,600	8,077,812
Mack-Cali Realty	536,550	10,226,643
RAIT Financial Trust	274,000	2,101,580
Rouse Properties	630,933	11,684,879

		32,777,111

THRIFTS & MORTGAGE FINANCE - 1.8%
Berkshire Hills Bancorp	200,400	5,342,664
Brookline Bancorp	338,700	3,397,161
MGIC Investment [1]	619,485	5,773,600
Radian Group	704,000	11,770,880
Walker & Dunlop [1]	367,912	6,453,177
Washington Federal	392,400	8,691,660

		41,429,142

Total (Cost $184,397,582)		239,436,340

HEALTH CARE – 4.0%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Accuray [1,3]	872,900	6,590,395
Alere [1]	143,000	5,434,000
AngioDynamics [1]	478,840	9,102,748
Exactech [1]	294,283	6,936,250
Invacare Corporation	741,585	12,428,965
Merit Medical Systems [1]	537,028	9,306,695
RTI Surgical [1]	608,948	3,166,530

		52,965,583

HEALTH CARE PROVIDERS & SERVICES - 0.5%
Kindred Healthcare	125,400	2,279,772
Owens & Minor	192,100	6,744,631
Select Medical Holdings	182,414	2,626,762

		11,651,165

HEALTH CARE TECHNOLOGY - 0.4%
Allscripts Healthcare Solutions [1]	830,636	10,607,222

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Albany Molecular Research [1,3]	775,510	12,625,303
Cambrex Corporation [1]	257,567	5,568,598

		18,193,901

Total (Cost $62,988,564)		93,417,871

INDUSTRIALS – 20.1%
AEROSPACE & DEFENSE - 0.7%
Kratos Defense & Security Solutions [1]	1,228,852	6,168,837
LMI Aerospace [1,2,3]	702,037	9,898,722

		16,067,559

AIR FREIGHT & LOGISTICS - 1.4%
Atlas Air Worldwide Holdings [1]	347,462	17,129,876
XPO Logistics [1,3]	366,700	14,990,696

		32,120,572

AIRLINES - 0.7%
†Hawaiian Holdings [1,3]	267,432	6,966,603
JetBlue Airways [1,3]	375,000	5,947,500
Republic Airways Holdings [1]	304,181	4,438,001

		17,352,104

BUILDING PRODUCTS - 3.5%
Apogee Enterprises	127,002	5,381,075
Builders FirstSource [1]	745,156	5,119,222
Gibraltar Industries [1]	403,887	6,567,202
Griffon Corporation	626,200	8,328,460
Insteel Industries	434,427	10,243,788
NCI Building Systems [1]	917,000	16,982,840
PGT [1]	729,108	7,021,310
†Ply Gem Holdings [1]	460,916	6,443,606
Quanex Building Products	790,586	14,847,205

		80,934,708

COMMERCIAL SERVICES & SUPPLIES - 1.5%
ABM Industries	355,700	10,190,805
Interface	836,416	13,775,772
TRC Companies [1,2]	1,740,430	11,034,326

		35,000,903

CONSTRUCTION & ENGINEERING - 1.8%
Aegion Corporation [1]	679,289	12,641,568
Ameresco Cl. A [1]	159,569	1,116,983
Furmanite Corporation [1]	1,080,068	8,446,132
Layne Christensen [1,3]	705,117	6,726,816
Northwest Pipe [1]	386,556	11,643,067

		40,574,566

ELECTRICAL EQUIPMENT - 1.6%
†Encore Wire	342,540	12,787,018
†Enphase Energy [1,3]	410,680	5,868,617
General Cable	833,943	12,425,751
Magnetek [1,3]	169,863	6,904,931

		37,986,317

MACHINERY - 6.4%
Accuride Corporation [1]	787,400	3,417,316
Albany International Cl. A	344,350	13,081,857
Astec Industries	388,928	15,288,760
Barnes Group	120,849	4,472,622
Commercial Vehicle Group [1]	1,246,240	8,299,958
Dynamic Materials	486,639	7,795,957
Federal Signal	1,074,132	16,584,598
Hardinge	597,497	7,122,164
Hurco Companies	206,791	7,049,505
Lydall [1]	142,297	4,670,188
Meritor [1]	742,621	11,250,708
Mueller Industries	552,121	18,849,411
Mueller Water Products Cl. A	1,789,076	18,320,138
NN	593,183	12,195,842

		148,399,024

MARINE - 0.6%
Baltic Trading	1,257,037	3,155,163
Diana Shipping [1]	959,600	6,438,916
Navios Maritime Holdings	1,154,749	4,746,018

		14,340,097

58 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES - 0.5%
CTPartners Executive Search [1]	216,725	$3,292,053
Hill International [1]	538,407	2,067,483
Hudson Global [1]	382,822	1,186,748
Kelly Services Cl. A	266,300	4,532,426

		11,078,710

ROAD & RAIL - 0.6%
Swift Transportation Cl. A [1]	480,574	13,758,834

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Kaman Corporation	261,331	10,476,760

TRANSPORTATION INFRASTRUCTURE - 0.3%
Wesco Aircraft Holdings [1]	556,800	7,784,064

Total (Cost $352,114,066)		465,874,218

INFORMATION TECHNOLOGY – 29.6%
COMMUNICATIONS EQUIPMENT - 2.6%
ARRIS Group [1]	337,100	10,177,049
Aviat Networks [1,3]	2,331,308	3,496,962
Ciena Corporation [1,3]	479,500	9,307,095
ClearOne [3]	324,334	3,133,066
Comtech Telecommunications	197,100	6,212,592
EMCORE Corporation [1]	833,200	4,415,960
Emulex Corporation [1]	774,625	4,392,124
Extreme Networks [1]	1,884,576	6,652,553
Harmonic [1]	742,277	5,203,362
Interphase Corporation [1]	401,003	910,277
Oclaro [1,3]	1,283,277	2,284,233
UTStarcom Holdings [1]	1,172,528	3,318,254
Westell Technologies Cl. A [1]	309,057	463,586

		59,967,113

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Benchmark Electronics [1]	580,700	14,773,008
CTS Corporation	428,180	7,634,449
Daktronics	651,125	8,145,574
Echelon Corporation [1,3]	1,324,586	2,251,796
Frequency Electronics [1]	228,863	2,615,904
GSI Group [1]	518,825	7,637,104
Identiv [1,3]	526,268	7,309,863
II-VI [1]	869,514	11,868,866
Ingram Micro Cl. A [1]	623,800	17,241,832
KEMET Corporation [1]	2,006,907	8,429,009
†Knowles Corporation [1,3]	333,000	7,842,150
Maxwell Technologies [1]	857,060	7,816,387
Mercury Systems [1]	854,678	11,897,118
Newport Corporation [1]	782,984	14,962,824
Park Electrochemical	351,234	8,756,264
PCM [1]	424,592	4,042,116
Perceptron	276,713	2,753,294
Planar Systems [1,3]	1,079,499	9,035,407
RadiSys Corporation [1,3]	1,400,113	3,276,264
Sanmina Corporation [1]	827,323	19,466,910
SigmaTron International [1,2,3]	345,772	2,309,757
TTM Technologies [1]	906,925	6,829,145
Vishay Intertechnology	1,078,823	15,265,346
Vishay Precision Group [1]	191,542	3,286,861

		205,447,248

INTERNET SOFTWARE & SERVICES - 1.7%
Bankrate [1]	361,708	4,496,030
Blucora [1]	384,730	5,328,510
EarthLink Holdings	2,010,158	8,824,594
Monster Worldwide [1]	1,427,000	6,592,740
Perficient [1]	233,183	4,344,199
QuinStreet [1]	1,261,439	7,656,935
Support.com [1]	1,180,397	2,490,638

		39,733,646

IT SERVICES - 1.5%
CIBER [1]	1,741,873	6,183,649
Computer Task Group	710,314	6,769,293
Datalink Corporation [1]	751,309	9,691,886
Unisys Corporation [1]	410,300	12,095,644

		34,740,472

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 11.2%
Advanced Energy Industries [1]	784,451	18,591,489
Alpha & Omega Semiconductor [1]	1,071,271	9,480,748
Amtech Systems [1]	252,710	2,565,006
ANADIGICS [1,3]	2,752,645	2,064,484
Axcelis Technologies [1]	1,345,794	3,445,233
AXT [1]	560,637	1,569,784
Brooks Automation	1,329,200	16,947,300
BTU International [1,2]	806,549	2,653,546
Cohu	571,026	6,795,209
Cree [1,3]	200,700	6,466,554
Exar Corporation [1]	1,174,794	11,982,899
Fairchild Semiconductor International [1]	753,620	12,721,106
FormFactor [1]	902,761	7,763,745
Integrated Silicon Solution	263,275	4,362,467
Intersil Corporation Cl. A	868,899	12,572,968
Kulicke & Soffa Industries [1]	689,200	9,965,832
Mattson Technology [1]	795,800	2,705,720
Microsemi Corporation [1]	722,654	20,508,920
Nanometrics [1]	675,139	11,355,838
NeoPhotonics Corporation [1,3]	983,558	3,324,426
OmniVision Technologies [1]	172,311	4,480,086
Pericom Semiconductor [1,2]	1,221,199	16,535,034
RF Micro Devices [1,3]	822,300	13,641,957
Rubicon Technology [1,3]	800,506	3,658,312
Rudolph Technologies [1]	720,911	7,374,919
SemiLEDs Corporation [1,3]	956,840	1,052,524
Spire Corporation [1,2,4]	675,600	172,278
SunEdison [1,3]	537,478	10,486,196
†SunEdison Semiconductor [1,3]	463,051	8,598,857
SunPower Corporation [1,3]	97,453	2,517,211
Ultra Clean Holdings [1]	665,238	6,173,409
Vitesse Semiconductor [1]	906,078	3,424,975
Xcerra Corporation [1]	1,300,705	11,914,458

		257,873,490

SOFTWARE - 0.8%
†A10 Networks [1,3]	619,735	2,702,045
Mentor Graphics	519,719	11,392,240
SeaChange International [1]	560,700	3,577,266
Smith Micro Software [1,3]	1,314,603	1,275,165

		18,946,716

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.9%
Avid Technology [1]	1,078,780	15,329,464
Cray [1]	470,467	16,221,702
Dot Hill Systems [1]	1,501,671	6,637,386
Intevac [1]	744,247	5,782,799

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 59

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (continued)
QLogic Corporation [1]	797,900	$10,628,028
†Silicon Graphics International [1,3]	1,150,473	13,092,383

		67,691,762

Total (Cost $574,993,145)		684,400,447

MATERIALS – 7.8%
CHEMICALS - 1.9%
Ferro Corporation [1]	738,911	9,576,287
Kraton Performance Polymers [1]	641,200	13,330,548
OM Group	335,328	9,992,774
Schulman (A.)	247,819	10,044,104

		42,943,713

CONSTRUCTION MATERIALS - 0.2%
U.S. Concrete [1]	144,500	4,111,025

METALS & MINING - 5.3%
†A. M. Castle & Co. [1,3]	626,832	5,002,119
AK Steel Holding Corporation [1,3]	1,278,300	7,593,102
Carpenter Technology	200,836	9,891,173
Century Aluminum [1]	470,904	11,490,058
Commercial Metals	1,137,061	18,522,724
Haynes International	274,687	13,322,319
Kaiser Aluminum	240,500	17,178,915
Molycorp [1,3]	422,211	371,799
Noranda Aluminum Holding Corporation	1,897,883	6,680,548
Pan American Silver	894,500	8,229,400
RTI International Metals [1]	728,269	18,396,075
Synalloy Corporation	324,567	5,715,625

		122,393,857

PAPER & FOREST PRODUCTS - 0.4%
Louisiana-Pacific Corporation [1]	628,400	10,406,304

Total (Cost $144,807,919)		179,854,899

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
Iridium Communications [1,3]	1,512,306	14,744,983

Total (Cost $11,426,670)		14,744,983

MISCELLANEOUS[5] – 4.8%

Total (Cost $114,636,503)		109,808,078

TOTAL COMMON STOCKS

(Cost $1,803,511,961)		2,152,302,823

REPURCHASE AGREEMENT – 7.1%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $164,768,000 (collateralized by obligations of various U.S. Government Agencies, 1.10%- 2.625% due 12/18/17-1/31/18, valued at $168,065,400)

(Cost $164,768,000)		164,768,000

	PRINCIPAL
	AMOUNT	VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.1%
U.S. Treasury Bills
due 1/8/15-11/12/15	$676	676
U.S. Treasury Bonds
0.75%-6.00%
due 1/15/25-5/15/44	9,826	9,923
U.S. Treasury Notes
0.125%-4.25%
due 2/28/15-8/15/24	760,390	764,795
U.S. Treasury Strips-Interest
due 8/15/18-11/15/25	2,221	2,218
Money Market Funds
Federated Government Obligations Fund (7 day yield-
0.0099%)		163,812,382

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $164,589,994)		164,589,994

TOTAL INVESTMENTS – 107.2%

(Cost $2,132,869,955)		2,481,660,817

LIABILITIES LESS CASH AND OTHER ASSETS – (7.2)%		(166,291,527)

NET ASSETS – 100.0%		$2,315,369,290

60 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Special Equity Fund
Common Stocks – 94.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 32.8%
AUTO COMPONENTS - 4.7%
†Dana Holding Corporation	2,300,000	$50,002,000
Standard Motor Products [2]	2,268,000	86,456,160

		136,458,160

HOTELS, RESTAURANTS & LEISURE - 0.7%
Bowl America Cl. A [2]	343,048	4,912,447
Frisch’s Restaurants [2]	505,100	13,536,680

		18,449,127

HOUSEHOLD DURABLES - 0.9%
CSS Industries [2]	972,385	26,876,721

MEDIA - 7.9%
Meredith Corporation [2]	2,375,000	129,010,000
Scholastic Corporation [2]	2,725,000	99,244,500

		228,254,500

SPECIALTY RETAIL - 18.6%
Bed Bath & Beyond [1]	2,440,000	185,854,800
Buckle (The)	1,713,100	89,972,012
Children’s Place [2]	2,170,000	123,690,000
Finish Line (The) Cl. A [2]	4,775,000	116,080,250
†Haverty Furniture	985,163	21,683,438

		537,280,500

Total (Cost $736,006,208)		947,319,008

CONSUMER STAPLES – 6.6%
FOOD & STAPLES RETAILING - 2.4%
Weis Markets [2]	1,486,100	71,065,302

FOOD PRODUCTS - 1.3%
Lancaster Colony	390,000	36,519,600

TOBACCO - 2.9%
Universal Corporation [2]	1,900,000	83,562,000

Total (Cost $169,115,322)		191,146,902

ENERGY – 1.2%
ENERGY EQUIPMENT & SERVICES - 1.2%
RPC	2,668,100	34,792,024

Total (Cost $38,231,766)		34,792,024

FINANCIALS – 0.3%
CAPITAL MARKETS - 0.3%
†Waddell & Reed Financial Cl. A	194,286	9,679,328

Total (Cost $9,618,291)		9,679,328

HEALTH CARE – 2.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
Atrion Corporation [2]	115,000	39,101,150

LIFE SCIENCES TOOLS & SERVICES - 1.2%
Bio-Rad Laboratories Cl. A [1]	280,000	33,756,800

Total (Cost $23,339,995)		72,857,950

INDUSTRIALS – 23.2%
AEROSPACE & DEFENSE - 1.3%
National Presto Industries [2]	656,500	38,103,260

COMMERCIAL SERVICES & SUPPLIES - 6.5%
UniFirst Corporation [2]	1,542,278	187,309,663

ELECTRICAL EQUIPMENT - 6.3%
EnerSys	1,175,000	72,521,000
Hubbell Cl. B	675,000	72,110,250
Regal Beloit	503,000	37,825,600

		182,456,850

INDUSTRIAL CONGLOMERATES - 1.5%
Carlisle Companies	490,000	44,217,600

MACHINERY - 4.4%
Foster (L.B.) Company [2]	1,000,000	48,570,000
Hurco Companies [2]	479,319	16,339,985
Valmont Industries	480,300	60,998,100

		125,908,085

TRADING COMPANIES & DISTRIBUTORS - 3.2%
Applied Industrial Technologies	2,003,600	91,344,124

Total (Cost $425,739,154)		669,339,582

INFORMATION TECHNOLOGY – 16.4%
COMMUNICATIONS EQUIPMENT - 3.1%
Plantronics	1,675,000	88,808,500

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.5%
†Anixter International [1]	347,929	30,777,800
AVX Corporation [2]	9,900,000	138,600,000
Park Electrochemical [2]	1,458,382	36,357,463
ScanSource [1,2]	2,400,000	96,384,000

		302,119,263

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.8%
Teradyne	4,115,100	81,437,829

Total (Cost $380,963,033)		472,365,592

MATERIALS – 11.6%
CHEMICALS - 5.4%
Hawkins [2]	955,432	41,398,869
Minerals Technologies	1,640,000	113,898,000

		155,296,869

METALS & MINING - 0.2%
Central Steel & Wire [4]	6,100	4,558,225

PAPER & FOREST PRODUCTS - 6.0%
†Neenah Paper [2]	1,272,808	76,712,138
Schweitzer-Mauduit International [2]	2,300,000	97,290,000

		174,002,138

Total (Cost $242,357,912)		333,857,232

TOTAL COMMON STOCKS

(Cost $2,025,371,681)		2,731,357,618

REPURCHASE AGREEMENT – 5.9%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $169,503,000 (collateralized by obligations of various U.S. Government Agencies, 0.75%- 2.125% due 10/31/17-6/30/21, valued at $172,897,723)

(Cost $169,503,000)		169,503,000

TOTAL INVESTMENTS – 100.5%

(Cost $2,194,874,681)		2,900,860,618

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(13,154,222)

NET ASSETS – 100.0%		$2,887,706,396

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 61

Schedules of Investments

Royce Value Fund
Common Stocks – 98.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 28.2%
AUTO COMPONENTS - 3.5%
Dorman Products [1]	107,913	$5,208,960
Gentex Corporation	546,053	19,728,895
†STRATTEC SECURITY	75,500	6,234,790

		31,172,645

AUTOMOBILES - 2.0%
Thor Industries	321,260	17,948,796

HOUSEHOLD DURABLES - 1.5%
NVR [1]	10,078	12,852,776

MEDIA - 0.1%
Saga Communications Cl. A	22,479	977,387

SPECIALTY RETAIL - 15.7%
American Eagle Outfitters	1,311,986	18,210,366
Ascena Retail Group [1]	1,549,264	19,458,756
Buckle (The)	529,347	27,801,304
†DSW Cl. A	553,855	20,658,791
GameStop Corporation Cl. A	629,107	21,263,817
Genesco [1]	339,514	26,013,563
Stein Mart	354,887	5,188,448

		138,595,045

TEXTILES, APPAREL & LUXURY GOODS - 5.4%
G-III Apparel Group [1]	125,002	12,626,452
†Movado Group	285,000	8,085,450
Steven Madden [1]	751,805	23,929,953
Vera Bradley [1]	136,253	2,776,836

		47,418,691

Total (Cost $179,940,659)		248,965,340

CONSUMER STAPLES – 2.8%
FOOD & STAPLES RETAILING - 0.1%
Village Super Market Cl. A	14,871	407,019

PERSONAL PRODUCTS - 2.7%
Nu Skin Enterprises Cl. A	551,107	24,083,376

Total (Cost $34,545,897)		24,490,395

ENERGY – 8.6%
ENERGY EQUIPMENT & SERVICES - 8.0%
Atwood Oceanics [1]	603,228	17,113,578
Helmerich & Payne	214,599	14,468,265
†Matrix Service [1]	436,369	9,739,756
Oil States International [1]	252,347	12,339,768
Unit Corporation [1]	503,326	17,163,417

		70,824,784

OIL, GAS & CONSUMABLE FUELS - 0.6%
Cimarex Energy	49,692	5,267,352

Total (Cost $79,560,729)		76,092,136

FINANCIALS – 12.0%
BANKS - 1.0%
†City Holding Company	194,848	9,066,278

CAPITAL MARKETS - 0.6%
Federated Investors Cl. B	170,226	5,605,542

INSURANCE - 7.6%
Allied World Assurance Company Holdings	383,523	14,543,192
Aspen Insurance Holdings	52,767	2,309,611
PartnerRe	200,974	22,937,163
Reinsurance Group of America	305,942	26,806,638

		66,596,604

THRIFTS & MORTGAGE FINANCE - 2.8%
Genworth MI Canada	773,000	24,604,528

Total (Cost $68,586,902)		105,872,952

HEALTH CARE – 1.9%
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Chemed Corporation	68,879	7,278,444
MEDNAX [1]	143,028	9,455,581

Total (Cost $6,506,533)		16,734,025

INDUSTRIALS – 8.1%
COMMERCIAL SERVICES & SUPPLIES - 1.6%
UniFirst Corporation	119,394	14,500,401

CONSTRUCTION & ENGINEERING - 1.6%
†MYR Group [1]	514,909	14,108,507

MACHINERY - 0.7%
Kennametal	160,193	5,733,307

ROAD & RAIL - 0.9%
Knight Transportation	232,062	7,811,207

TRADING COMPANIES & DISTRIBUTORS - 3.3%
†Aceto Corporation	324,233	7,035,856
Applied Industrial Technologies	478,198	21,801,047

		28,836,903

Total (Cost $55,818,134)		70,990,325

INFORMATION TECHNOLOGY – 26.1%
COMMUNICATIONS EQUIPMENT - 8.1%
†Brocade Communications Systems	2,257,811	26,732,482
NETGEAR [1]	734,154	26,121,199
Plantronics	353,743	18,755,454

		71,609,135

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
†Benchmark Electronics [1]	381,025	9,693,276
†Fabrinet [1]	1,117,227	19,819,607
†PC Connection	550,241	13,508,417
Rofin-Sinar Technologies [1]	160,800	4,626,216
†ScanSource [1]	180,610	7,253,298
Vishay Intertechnology	1,892,943	26,785,143

		81,685,957

IT SERVICES - 5.0%
Convergys Corporation	1,097,605	22,358,214
ManTech International Cl. A	719,168	21,740,448

		44,098,662

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
MKS Instruments	578,823	21,184,922
Synaptics [1]	32,932	2,267,039
Teradyne	477,561	9,450,932

		32,902,893

Total (Cost $198,131,212)		230,296,647

MATERIALS – 9.1%
CHEMICALS - 4.9%
Innophos Holdings	55,888	3,266,654
Innospec	567,519	24,233,061
Westlake Chemical	249,226	15,225,216

		42,724,931

METALS & MINING - 2.6%
Reliance Steel & Aluminum	375,343	22,997,266

62 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Value Fund (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 1.6%
Schweitzer-Mauduit International	$340,100	$14,386,230

Total (Cost $65,472,628)		80,108,427

MISCELLANEOUS[5] – 1.8%

Total (Cost $14,471,294)		15,815,523

TOTAL COMMON STOCKS

(Cost $703,033,988)		869,365,770

REPURCHASE AGREEMENT – 1.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $16,293,000 (collateralized by obligations of various U.S. Government Agencies, 0.625% due 9/30/17, valued at $16,622,100)

(Cost $16,293,000)		16,293,000

TOTAL INVESTMENTS – 100.4%

(Cost $719,326,988)		885,658,770

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(3,831,799)

NET ASSETS – 100.0%		$881,826,971

Royce Value Plus Fund
Common Stocks – 98.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.5%
AUTO COMPONENTS - 1.5%
†Gentherm[1]	372,900	$13,655,598

HOTELS, RESTAURANTS & LEISURE - 1.3%
Buffalo Wild Wings[1]	66,900	12,067,422

HOUSEHOLD DURABLES - 1.6%
iRobot Corporation[1,3]	264,000	9,166,080
UCP Cl. A1	580,000	6,090,000

		15,256,080

MEDIA - 1.8%
†IMAX Corporation[1,3]	307,000	9,486,300
†Rentrak Corporation[1]	102,345	7,452,763

		16,939,063

SPECIALTY RETAIL - 6.7%
†Boot Barn Holdings[1,3]	371,000	6,752,200
Container Store Group (The)[1,3]	721,077	13,794,203
Monro Muffler Brake	117,000	6,762,600
Tractor Supply	161,000	12,690,020
Zumiez[1]	572,800	22,127,264

		62,126,287

TEXTILES, APPAREL & LUXURY GOODS - 4.6%
Carter’s	221,300	19,321,703
†Columbia Sportswear	238,000	10,600,520
Gildan Activewear	217,833	12,318,456

		42,240,679

Total (Cost $116,840,399)		162,285,129

CONSUMER STAPLES – 3.6%
FOOD & STAPLES RETAILING - 1.0%
United Natural Foods[1]	118,617	9,172,059

FOOD PRODUCTS - 2.4%
Snyder’s-Lance	300,000	9,165,000
SunOpta[1]	1,056,000	12,513,600

		21,678,600

PERSONAL PRODUCTS - 0.2%
Female Health[3]	506,000	1,983,520

Total (Cost $24,644,432)		32,834,179

ENERGY – 4.0%
ENERGY EQUIPMENT & SERVICES - 2.4%
Canadian Energy Services & Technology	1,031,000	5,635,092
Helmerich & Payne	44,000	2,966,480
Pason Systems	474,000	8,930,849
Trican Well Service	279,200	1,338,564
Unit Corporation[1]	93,200	3,178,120

		22,049,105

OIL, GAS & CONSUMABLE FUELS - 1.6%
†Navigator Holdings[1]	356,000	7,497,360
Sprott Resource[1]	1,475,000	2,386,814
†Triangle Petroleum[1,3]	1,108,600	5,299,108

		15,183,282

Total (Cost $51,019,518)		37,232,387

FINANCIALS – 9.8%
BANKS - 3.9%
Associated Banc-Corp	521,900	9,722,997
Columbia Banking System	287,500	7,937,875
Enterprise Financial Services	441,500	8,710,795
Umpqua Holdings	582,800	9,913,428

		36,285,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 63

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS - 3.1%
†Financial Engines	311,800	$11,396,290
Northern Trust	167,000	11,255,800
Oaktree Capital Group LLC Cl. A	112,800	5,846,424

		28,498,514

DIVERSIFIED FINANCIAL SERVICES - 1.3%
PICO Holdings[1]	636,222	11,992,785

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
Jones Lang LaSalle	91,000	13,643,630

Total (Cost $76,851,148)		90,420,024

HEALTH CARE – 15.2%
BIOTECHNOLOGY - 6.6%
Actelion	144,800	16,658,832
†Anacor Pharmaceuticals[1,3]	340,500	10,981,125
Myriad Genetics[1,3]	650,993	22,172,821
†Progenics Pharmaceuticals[1,3]	1,182,000	8,935,920
†PTC Therapeutics[1,3]	50,000	2,588,500

		61,337,198

HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
Cerus Corporation[1,3]	1,939,500	12,102,480
†Inogen[1]	401,755	12,603,054

		24,705,534

HEALTH CARE PROVIDERS & SERVICES - 0.3%
†AAC Holdings[1,3]	94,808	2,931,464

LIFE SCIENCES TOOLS & SERVICES - 1.2%
†Cambrex Corporation[1]	499,500	10,799,190

PHARMACEUTICALS - 4.4%
†Aerie Pharmaceuticals[1,3]	143,000	4,174,170
†Avanir Pharmaceuticals[1]	164,000	2,779,800
†Intersect ENT[1,3]	325,000	6,028,750
Medicines Company (The)[1]	183,100	5,066,377
†Relypsa[1,3]	221,000	6,806,800
UCB	215,000	16,316,396

		41,172,293

Total (Cost $100,473,471)		140,945,679

INDUSTRIALS – 15.3%
BUILDING PRODUCTS - 1.0%
Apogee Enterprises	213,398	9,041,673

COMMERCIAL SERVICES & SUPPLIES - 2.1%
Mobile Mini	432,500	17,520,575
Ritchie Bros. Auctioneers	74,000	1,989,860

		19,510,435

ELECTRICAL EQUIPMENT - 3.6%
Acuity Brands	91,095	12,759,677
Capstone Turbine[1,3]	3,485,000	2,576,460
EnerSys	232,800	14,368,416
†Hydrogenics Corporation[1,3]	302,295	4,017,501

		33,722,054

MACHINERY - 5.5%
†KUKA	151,900	10,777,560
†Middleby Corporation[1]	89,000	8,819,900
Tennant Company	216,937	15,656,344
Wabtec Corporation	181,464	15,767,407

		51,021,211

PROFESSIONAL SERVICES - 2.4%
†Paylocity Holding Corporation[1,3]	846,786	22,109,582

ROAD & RAIL - 0.7%
Celadon Group	279,600	6,344,124

Total (Cost $107,458,130)		141,749,079

INFORMATION TECHNOLOGY – 22.9%
COMMUNICATIONS EQUIPMENT - 5.0%
EXFO[1]	2,247,234	7,752,957
Infinera Corporation[1]	928,233	13,663,590
Numerex Corporation Cl. A1	909,300	10,056,858
Sierra Wireless[1,3]	319,500	15,141,105

		46,614,510

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.0%
FLIR Systems	417,600	13,492,656
IPG Photonics[1]	317,132	23,759,529
Littelfuse	132,744	12,832,363
Mercury Systems[1]	1,196,749	16,658,746
Rogers Corporation[1]	313,893	25,563,446

		92,306,740

INTERNET SOFTWARE & SERVICES - 2.4%
HomeAway[1]	392,500	11,688,650
†SPS Commerce[1]	178,600	10,114,118

		21,802,768

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
†Cavium[1]	259,000	16,011,380

SOFTWARE - 2.9%
Absolute Software	1,444,200	10,093,737
Manhattan Associates[1]	292,000	11,890,240
†Mobileye[1,3]	4,000	162,240
PTC[1]	127,000	4,654,550

		26,800,767

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Immersion Corporation[1]	880,595	8,339,235

Total (Cost $135,541,186)		211,875,400

MATERIALS – 4.7%
CONSTRUCTION MATERIALS - 0.9%
Eagle Materials	107,500	8,173,225

METALS & MINING - 3.8%
Horsehead Holding Corporation[1,3]	839,853	13,294,873
Reliance Steel & Aluminum	116,700	7,150,209
Worthington Industries	480,166	14,448,195

		34,893,277

Total (Cost $25,749,655)		43,066,502

TELECOMMUNICATION SERVICES – 1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
ORBCOMM[1]	1,474,000	9,639,960

Total (Cost $9,503,993)		9,639,960

MISCELLANEOUS [5] – 4.1%

Total (Cost $33,024,223)		38,013,784

TOTAL COMMON STOCKS

(Cost $681,106,155)		908,062,123

64 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Value Plus Fund (continued)

		VALUE

REPURCHASE AGREEMENT – 2.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $22,541,000 (collateralized by obligations of various U.S. Government Agencies, 1.00% due 9/27/17, valued at $22,995,000)

(Cost $22,541,000)		$22,541,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 11.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $104,586,929)		104,586,929

TOTAL INVESTMENTS – 111.8%

(Cost $808,234,084)		1,035,190,052

LIABILITIES LESS CASH AND OTHER ASSETS – (11.8)%		(109,146,038)

NET ASSETS – 100.0%		$926,044,014

Royce 100 Fund
Common Stocks – 95.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.9%
AUTO COMPONENTS - 1.6%
Drew Industries [1]	40,786	$2,082,941
Gentex Corporation	38,702	1,398,303

		3,481,244

DIVERSIFIED CONSUMER SERVICES - 1.4%
†Liberty Tax [1]	90,629	3,239,081

HOUSEHOLD DURABLES - 1.4%
Ethan Allen Interiors	101,640	3,147,791

INTERNET & CATALOG RETAIL - 0.3%
FTD Companies [1]	18,910	658,446

MEDIA - 1.1%
Morningstar	17,712	1,146,144
Wiley (John) & Sons Cl. A	20,800	1,232,192

		2,378,336

SPECIALTY RETAIL - 4.0%
Buckle (The)	97,210	5,105,469
Destination Maternity	77,100	1,229,745
†Genesco [1]	33,360	2,556,043

		8,891,257

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
†Movado Group	84,560	2,398,967
Total (Cost $19,659,191)		24,195,122

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 1.1%
Darling Ingredients [1]	63,390	1,151,162
Sanderson Farms	13,840	1,162,906

Total (Cost $1,172,770)		2,314,068

ENERGY – 8.3%
ENERGY EQUIPMENT & SERVICES - 8.3%
Helmerich & Payne	28,655	1,931,920
Oil States International [1]	62,710	3,066,519
Pason Systems	199,780	3,764,146
SEACOR Holdings [1]	42,500	3,136,925
†TGS-NOPEC Geophysical	133,550	2,889,533
Unit Corporation [1]	104,500	3,563,450

Total (Cost $15,686,160)		18,352,493

FINANCIALS – 8.4%
CAPITAL MARKETS - 7.4%
AllianceBernstein Holding L.P.	45,469	1,174,464
†Artisan Partners Asset Management CI. A	49,230	2,487,592
Federated Investors Cl. B	91,740	3,020,998
Lazard Cl. A	43,300	2,166,299
SEI Investments	71,000	2,842,840
Silvercrest Asset Management Group Cl. A	150,000	2,347,500
Westwood Holdings Group	38,900	2,404,798

		16,444,491

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
†Marcus & Millichap [1]	63,290	2,104,393

Total (Cost $12,993,768)		18,548,884

HEALTH CARE – 5.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
Atrion Corporation	8,400	2,856,084

LIFE SCIENCES TOOLS & SERVICES - 3.6%
Bio-Rad Laboratories Cl. A [1]	20,000	2,411,200
Bio-Techne	39,000	3,603,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 65

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES (continued)
PerkinElmer	43,400	$1,897,882

		7,912,682

PHARMACEUTICALS - 0.8%
†Lannett Company[1]	43,620	1,870,426

Total (Cost $10,033,717)		12,639,192

INDUSTRIALS – 24.8%
AEROSPACE & DEFENSE - 0.6%
HEICO Corporation Cl. A	27,010	1,279,194

AIR FREIGHT & LOGISTICS - 0.8%
Expeditors International of Washington	40,020	1,785,292

BUILDING PRODUCTS - 1.2%
Simpson Manufacturing	77,960	2,697,416

COMMERCIAL SERVICES & SUPPLIES - 1.7%
Heritage-Crystal Clean[1]	140,918	1,737,519
Ritchie Bros. Auctioneers	71,294	1,917,096

		3,654,615

CONSTRUCTION & ENGINEERING - 1.1%
Jacobs Engineering Group[1]	55,300	2,471,357

ELECTRICAL EQUIPMENT - 0.8%
Global Power Equipment Group	127,483	1,760,540

MACHINERY - 10.2%
CIRCOR International	63,178	3,808,370
Hyster-Yale Materials Handling Cl. A	22,300	1,632,360
John Bean Technologies	95,300	3,131,558
Kadant	45,800	1,955,202
Kennametal	66,360	2,375,024
Sun Hydraulics	77,500	3,051,950
Tennant Company	19,600	1,414,532
Valmont Industries	29,780	3,782,060
Wabtec Corporation	16,300	1,416,307

		22,567,363

PROFESSIONAL SERVICES - 5.8%
ICF International[1]	67,100	2,749,758
ManpowerGroup	68,266	4,653,693
Robert Half International	27,000	1,576,260
†RPX Corporation[1]	133,600	1,841,008
Towers Watson & Co. Cl. A	18,400	2,082,328

		12,903,047

TRADING COMPANIES & DISTRIBUTORS - 2.6%
Applied Industrial Technologies	79,110	3,606,625
MSC Industrial Direct Cl. A	25,800	2,096,250

		5,702,875

Total (Cost $41,929,114)		54,821,699

INFORMATION TECHNOLOGY – 23.2%
COMMUNICATIONS EQUIPMENT - 1.0%
ADTRAN	102,690	2,238,642

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 11.7%
Coherent[1]	48,690	2,956,457
FARO Technologies[1]	17,627	1,104,860
FLIR Systems	57,300	1,851,363
IPG Photonics[1]	32,400	2,427,408
Littelfuse	19,400	1,875,398
MTS Systems	22,100	1,658,163
National Instruments	93,570	2,909,091
Orbotech[1]	203,400	3,010,320
Plexus Corporation[1]	74,800	3,082,508
Rofin-Sinar Technologies[1]	122,388	3,521,103
Rogers Corporation[1]	17,760	1,446,375

		25,843,046

INTERNET SOFTWARE & SERVICES - 1.5%
Envestnet[1]	34,500	1,695,330
† j2 Global	27,600	1,711,200

	27,600	3,406,530

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
†Brooks Automation	215,890	2,752,597
Cabot Microelectronics[1]	25,820	1,221,802
Diodes[1]	52,900	1,458,453
MKS Instruments	108,200	3,960,120
Nanometrics [1]	182,430	3,068,473
Veeco Instruments[1]	49,800	1,737,024

		14,198,469

SOFTWARE - 2.6%
ANSYS[1]	15,500	1,271,000
†ePlus [1]	58,457	4,424,610

		5,695,610

Total (Cost $35,450,502)		51,382,297

MATERIALS – 8.2%
CHEMICALS - 2.1%
Innospec	51,950	2,218,265
†Quaker Chemical	27,160	2,499,806

		4,718,071

CONTAINERS & PACKAGING - 1.4%
Greif Cl. A	66,800	3,154,964

METALS & MINING - 4.7%
Compass Minerals International	24,500	2,127,335
Globe Specialty Metals	105,310	1,814,491
Haynes International	33,033	1,602,101
Major Drilling Group International	136,450	670,623
Reliance Steel & Aluminum	66,200	4,056,074

		10,270,624

Total (Cost $14,515,618)		18,143,659

MISCELLANEOUS [5] – 4.6%

Total (Cost $9,388,957)		10,232,893

TOTAL COMMON STOCKS

(Cost $160,829,797)		210,630,307

REPURCHASE AGREEMENT – 4.2%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $9,261,000 (collateralized by obligations of various U.S. Government Agencies, 0.625%-1.06% due 9/30/17-10/12/17, valued at $9,446,775)

(Cost $9,261,000)		9,261,000

TOTAL INVESTMENTS – 99.4%

(Cost $170,090,797)		219,891,307

CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%		1,397,407

NET ASSETS – 100.0%		$221,288,714

66 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Dividend Value Fund
Common Stocks – 99.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.5%
AUTO COMPONENTS - 1.4%
Autoliv	33,300	$3,533,796
Gentex Corporation	96,148	3,473,827
Selamat Sempurna	911,800	347,770

		7,355,393

AUTOMOBILES - 0.2%
Thor Industries	16,740	935,264

DIVERSIFIED CONSUMER SERVICES - 0.1%
Weight Watchers International[1,3]	23,500	583,740

HOTELS, RESTAURANTS & LEISURE - 0.1%
Abu Dhabi National Hotels	642,000	699,147

HOUSEHOLD DURABLES - 0.3%
Forbo Holding	150	150,034
Harman International Industries	3,000	320,130
Hunter Douglas	27,600	1,152,478

		1,622,642

INTERNET & CATALOG RETAIL - 0.0%
Trade Me	29,100	81,221

MEDIA - 0.3%
Global Mediacom	650,000	74,841
Media Chinese International	322,600	69,187
Media Prima	155,000	77,481
Pico Far East Holdings	1,014,100	232,379
Saga Communications Cl. A	21,966	955,082
Television Broadcasts	26,600	154,404

		1,563,374

MULTILINE RETAIL - 0.1%
New World Department Store China	667,000	213,233

SPECIALTY RETAIL - 6.6%
American Eagle Outfitters	251,600	3,492,208
Ascena Retail Group[1]	270,284	3,394,767
Buckle (The)	114,579	6,017,689
Cato Corporation (The) Cl. A	43,810	1,847,906
Fielmann	6,400	437,781
GameStop Corporation Cl. A	127,430	4,307,134
Genesco[1]	76,749	5,880,508
Lewis Group	196,000	1,254,136
Luk Fook Holdings (International)	472,200	1,768,316
Shoe Carnival	58,228	1,495,877
Stein Mart	181,196	2,649,085
USS	70,000	1,077,229

		33,622,636

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Pandora	17,000	1,378,914
Stella International Holdings	604,000	1,584,899
Steven Madden[1]	133,608	4,252,743
Vera Bradley[1,3]	7,220	147,143

		7,363,699

Total (Cost $47,028,333)		54,040,349

CONSUMER STAPLES – 2.3%
FOOD & STAPLES RETAILING - 0.4%
FamilyMart	11,750	438,646
Village Super Market Cl. A	55,167	1,509,921

		1,948,567

FOOD PRODUCTS - 1.1%
First Resources	142,400	200,793
Hormel Foods	70,300	3,662,630
Industrias Bachoco ADR[1]	6,100	304,268
J&J Snack Foods	10,300	1,120,331
Lancaster Colony	3,000	280,920
McLeod Russel India	37,200	138,929

		5,707,871

PERSONAL PRODUCTS - 0.8%
Nu Skin Enterprises Cl. A	89,445	3,908,746

Total (Cost $10,646,663)		11,565,184

ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 3.6%
Ensco Cl. A	66,600	1,994,670
Ensign Energy Services	25,300	222,121
Helmerich & Payne	83,954	5,660,178
Oil States International[1]	39,393	1,926,318
TGS-NOPEC Geophysical	100,900	2,183,107
Tidewater	76,500	2,479,365
Total Energy Services	20,379	227,681
Transocean	209,400	3,838,302

		18,531,742

OIL, GAS & CONSUMABLE FUELS - 0.2%
Cimarex Energy	4,100	434,600
Natural Resource Partners L.P.	37,500	346,875

		781,475

Total (Cost $27,610,440)		19,313,217

FINANCIALS – 27.3%
BANKS - 1.4%
Ames National	32,739	849,250
BLOM Bank GDR	63,000	645,750
BOK Financial	22,114	1,327,725
Camden National	15,422	614,412
City Holding Company	22,101	1,028,359
First Republic Bank	48,100	2,506,972

		6,972,468

CAPITAL MARKETS - 15.5%
Alaris Royalty	33,000	1,004,373
AllianceBernstein Holding L.P.	155,100	4,006,233
Apollo Global Management LLC Cl. A	172,900	4,076,982
ARA Asset Management	1,388,200	1,778,058
Artisan Partners Asset Management Cl. A	87,200	4,406,216
Ashmore Group	504,250	2,186,170
Aurelius	6,400	243,671
CETIP - Mercados Organizados	12,000	145,333
Close Brothers Group	18,000	415,118
Coronation Fund Managers	415,000	4,094,760
Diamond Hill Investment Group	32,500	4,486,300
Egyptian Financial Group-Hermes Holding Company[1]	159,000	342,682
Federated Investors Cl. B	144,700	4,764,971
Gluskin Sheff + Associates	51,700	1,232,203
GMP Capital	296,000	1,617,834
Invesco	39,800	1,572,896
Investec	108,500	906,383
Jupiter Fund Management	550,000	3,087,811
KKR & Co. L.P.	251,558	5,838,661
Lazard Cl. A	67,700	3,387,031
Oaktree Capital Group LLC Cl. A	32,900	1,705,207
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 67

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Och-Ziff Capital Management Group LLC Cl. A	108,100	$1,262,608
SEI Investments	146,600	5,869,864
Sprott	735,700	1,545,109
State Street	70,200	5,510,700
T. Rowe Price Group	9,100	781,326
Value Partners Group	4,597,000	3,839,304
VZ Holding	8,300	1,483,456
Waddell & Reed Financial Cl. A	65,605	3,268,441
Westwood Holdings Group	78,473	4,851,201

		79,710,902

CONSUMER FINANCE - 0.1%
†Ally Financial [1]	15,100	356,662

DIVERSIFIED FINANCIAL SERVICES - 1.2%
Bolsa Mexicana de Valores	1,443,000	2,613,367
Hellenic Exchanges - Athens Stock Exchange	158,000	888,116
Inversiones La Construccion	7,500	91,136
Singapore Exchange	140,000	823,156
Warsaw Stock Exchange	135,400	1,744,669

		6,160,444

INSURANCE - 6.6%
Allied World Assurance Company Holdings	34,894	1,323,181
Brasil Insurance Participacoes e Administracao	19,200	24,320
Cincinnati Financial	46,700	2,420,461
E-L Financial	5,500	3,233,345
Erie Indemnity Cl. A	24,200	2,196,634
Marsh & McLennan	85,900	4,916,916
PartnerRe	31,371	3,580,372
Reinsurance Group of America	67,955	5,954,217
Symetra Financial	181,100	4,174,355
Willis Group Holdings	139,400	6,246,514

		34,070,315

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
DCT Industrial Trust	24,600	877,236
Essex Property Trust	8,000	1,652,800
National Health Investors	19,300	1,350,228

		3,880,264

REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Brasil Brokers Participacoes	69,200	65,810
Midland Holdings [1]	3,100,900	1,566,722
Relo Holdings	2,300	163,299

		1,795,831

THRIFTS & MORTGAGE FINANCE - 1.4%
Genworth MI Canada	155,148	4,938,348
TrustCo Bank Corp. NY	305,660	2,219,092

		7,157,440

Total (Cost $101,466,697)		140,104,326

HEALTH CARE – 3.7%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Atrion Corporation	13,200	4,488,132
DENTSPLY International	92,500	4,927,475

		9,415,607

HEALTH CARE PROVIDERS & SERVICES - 1.4%
Chemed Corporation	9,508	1,004,710
MEDNAX [1]	13,700	905,707
Owens & Minor	150,800	5,294,588

		7,205,005

PHARMACEUTICALS - 0.5%
Recordati	82,300	1,279,526
Santen Pharmaceutical	20,800	1,113,131
Unichem Laboratories	35,000	133,309

		2,525,966

Total (Cost $14,011,596)		19,146,578

INDUSTRIALS – 19.2%
AEROSPACE & DEFENSE - 0.8%
American Science and Engineering	49,545	2,571,385
HEICO Corporation Cl. A	36,132	1,711,212

		4,282,597

AIR FREIGHT & LOGISTICS - 2.0%
†C. H. Robinson Worldwide	40,000	2,995,600
Expeditors International of Washington	156,600	6,985,926

		9,981,526

BUILDING PRODUCTS - 1.3%
AAON	138,787	3,107,441
Geberit	1,000	339,833
Simpson Manufacturing	57,600	1,992,960
TOTO	74,000	860,712
Zehnder Group	3,600	149,539

		6,450,485

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Brink’s Company (The)	100	2,441
Cintas Corporation	51,700	4,055,348
Collection House	61,254	103,527
Kaba Holding	2,100	1,058,890
Ritchie Bros. Auctioneers	90,092	2,422,574
Societe BIC	6,600	875,914
UniFirst Corporation	12,655	1,536,950

		10,055,644

CONSTRUCTION & ENGINEERING - 0.3%
KBR	100,000	1,695,000

ELECTRICAL EQUIPMENT - 2.1%
AZZ	64,100	3,007,572
Hubbell Cl. B	45,700	4,882,131
Regal Beloit	36,000	2,707,200

		10,596,903

MACHINERY - 7.2%
Alamo Group	9,202	445,745
CB Industrial Product Holding	258,200	148,275
China Metal International Holdings	352,000	121,612
CLARCOR	75,200	5,011,328
Donaldson Company	111,000	4,287,930
Flowserve Corporation	20,100	1,202,583
Freund Corporation	11,700	101,468
Graco	65,400	5,243,772
IDEX Corporation	44,500	3,463,880
John Bean Technologies	97,356	3,199,118
Kennametal	32,314	1,156,518
Lincoln Electric Holdings	30,050	2,076,154
Lindsay Corporation	32,800	2,812,272
Luxfer Holdings ADR	6,000	89,580
Miller Industries	36,414	757,047
Pfeiffer Vacuum Technology	13,500	1,120,607
Spirax-Sarco Engineering	35,148	1,561,996
Tennant Company	18,400	1,327,928
Valmont Industries	20,600	2,616,200

68 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
Zuiko Corporation	6,300	$272,681

		37,016,694

MARINE - 0.3%
Clarkson	54,600	1,611,661

PROFESSIONAL SERVICES - 1.5%
ManpowerGroup	52,300	3,565,291
Towers Watson & Co. Cl. A	36,400	4,119,388

		7,684,679

ROAD & RAIL - 0.9%
Globaltrans Investment GDR	10,400	52,807
Landstar System	65,000	4,714,450

		4,767,257

TRADING COMPANIES & DISTRIBUTORS - 0.8%
Applied Industrial Technologies	92,425	4,213,656

Total (Cost $67,896,853)		98,356,102

INFORMATION TECHNOLOGY – 12.8%
COMMUNICATIONS EQUIPMENT - 0.8%
Ellies Holdings [1]	171,900	19,266
Plantronics	58,708	3,112,698
TESSCO Technologies	27,949	810,521

		3,942,485

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
Amphenol Corporation Cl. A	62,800	3,379,268
AVX Corporation	142,300	1,992,200
Cognex Corporation [1]	20,000	826,600
Domino Printing Sciences	32,600	333,212
FLIR Systems	255,100	8,242,281
Littelfuse	32,063	3,099,530
MTS Systems	50,293	3,773,484
National Instruments	155,100	4,822,059
Vaisala Cl. A	48,000	1,273,027
Vishay Intertechnology	424,688	6,009,335

		33,750,996

IT SERVICES - 3.6%
Broadridge Financial Solutions	99,100	4,576,438
Calian Technologies	23,296	353,911
Convergys Corporation	192,215	3,915,420
eClerx Services	116,700	2,412,847
ManTech International Cl. A	40,836	1,234,472
Metrofile Holdings	1,517,000	655,239
Western Union	300,900	5,389,119

		18,537,446

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Eugene Technology	11,664	170,953
MKS Instruments	30,700	1,123,620
Teradyne	20,000	395,800

		1,690,373

SOFTWARE - 0.7%
Computer Modelling Group	140,000	1,438,802
Cyient	12,400	101,263
Silverlake Axis	87,800	83,061
Totvs	150,000	1,973,648

		3,596,774

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Diebold	118,000	4,087,520

Total (Cost $52,138,326)		65,605,594

MATERIALS – 14.2%
CHEMICALS - 3.3%
Balchem Corporation	25,050	$1,669,332
Cabot Corporation	6,500	285,090
Innospec	98,400	4,201,680
International Flavors & Fragrances	27,100	2,746,856
Quaker Chemical	28,800	2,650,752
†Rockwood Holdings	29,400	2,316,720
Stepan Company	60,600	2,428,848
Victrex	7,500	242,191
Westlake Chemical	5,700	348,213

		16,889,682

CONTAINERS & PACKAGING - 2.2%
AptarGroup	86,200	5,761,608
Greif Cl. A	115,400	5,450,342
Nampak	30,000	112,881

		11,324,831

METALS & MINING - 8.4%
Agnico Eagle Mines	97,500	2,426,775
Allegheny Technologies	134,200	4,666,134
Carpenter Technology	116,100	5,717,925
Commercial Metals	18,700	304,623
Compass Minerals International	47,900	4,159,157
Franco-Nevada Corporation	2,400	118,056
Fresnillo	254,000	3,014,163
Hecla Mining	135,000	376,650
Hi-Crush Partners L.P.	20,000	620,600
Imdex [1]	169,600	65,755
Major Drilling Group International	409,400	2,012,114
Pan American Silver	284,000	2,612,800
Randgold Resources ADR	50,000	3,370,500
Reliance Steel & Aluminum	133,806	8,198,294
Royal Gold	2,200	137,940
†Sims Metal Management	172,000	1,677,048
Steel Dynamics	21,000	414,540
Worthington Industries	103,800	3,123,342

		43,016,416

PAPER & FOREST PRODUCTS - 0.3%
Schweitzer-Mauduit International	43,900	1,856,970

Total (Cost $72,823,925)		73,087,899

TELECOMMUNICATION SERVICES – 1.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Inmarsat	210,000	2,602,415

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Telephone and Data Systems	109,200	2,757,300

Total (Cost $4,838,539)		5,359,715

UTILITIES – 0.6%
WATER UTILITIES - 0.6%
Aqua America	125,000	3,337,500

Total (Cost $3,005,880)		3,337,500

MISCELLANEOUS[5] – 4.5%

Total (Cost $22,770,111)		23,198,330

TOTAL COMMON STOCKS

(Cost $424,237,363)		513,114,794

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 69

Schedules of Investments

Royce Dividend Value Fund (continued)

VALUE

REPURCHASE AGREEMENT – 0.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value
$1,561,000 (collateralized by obligations of various U.S. Government Agencies, 1.06%
due 10/12/17, valued at $1,596,975)

(Cost $1,561,000)	$1,561,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0099%)

(Cost $753,190)	753,190

TOTAL INVESTMENTS – 100.4%

(Cost $426,551,553)	515,428,984

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%	(2,012,919)

NET ASSETS – 100.0%	$513,416,065

Royce Global Value Fund
Common Stocks – 92.7%
	SHARES	VALUE

AUSTRALIA – 0.5%
†TFS Corporation	395,400	$496,363

Total (Cost $475,256)		496,363

AUSTRIA – 3.8%
Mayr-Melnhof Karton	18,700	1,940,597
Semperit AG Holding	25,597	1,238,641
†Zumtobel Group	22,900	515,794

Total (Cost $4,184,266)		3,695,032

BRAZIL – 3.5%
CETIP - Mercados Organizados	117,500	1,423,053
†MAHLE Metal Leve	100,000	788,313
Totvs	85,100	1,119,716

Total (Cost $3,262,008)		3,331,082

CANADA – 3.6%
†Magellan Aerospace	117,700	1,369,688
†MTY Food Group	12,100	351,085
†Richelieu Hardware	9,800	480,806
†Ritchie Bros. Auctioneers	19,900	535,111
†Total Energy Services	28,700	320,646
†Western Forest Products	177,600	412,739

Total (Cost $3,564,190)		3,470,075

CHILE – 1.4%
Inversiones La Construccion	81,000	984,275
†Sonda	155,400	368,439

Total (Cost $1,531,787)		1,352,714

CHINA – 1.9%
E-House (China) Holdings ADR	141,600	1,025,184
†Haitian International Holdings	167,000	351,025
†Leju Holdings ADR[1]	7,080	76,181
†Xtep International Holdings	864,400	348,181

Total (Cost $2,427,211)		1,800,571

CYPRUS – 0.7%
†Globaltrans Investment GDR	140,000	710,863

Total (Cost $948,791)		710,863

FINLAND – 1.0%
Nokian Renkaat	37,800	925,864

Total (Cost $1,031,521)		925,864

FRANCE – 2.7%
Alten	42,150	1,802,413
†Lectra	26,500	293,114
Societe Internationale de Plantations d’Heveas	11,805	470,611

Total (Cost $2,854,431)		2,566,138

GERMANY – 2.5%
†Aurelius	8,561	325,948
Carl Zeiss Meditec	35,000	893,608
†CompuGroup Medical	19,700	474,351
†Nemetschek	3,500	355,335
†Schaltbau Holding	7,200	366,418

Total (Cost $2,518,568)		2,415,660

HONG KONG – 8.3%
†I.T	1,329,100	383,110
Luk Fook Holdings (International)	220,000	823,866
New World Department Store China	7,090,000	2,266,598

70 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Fund (continued)
	SHARES	VALUE

HONG KONG (continued)
†Pacific Textiles Holdings	233,000	$308,197
†Pico Far East Holdings	2,520,600	577,591
Television Broadcasts	330,000	1,915,543
Value Partners Group	2,040,000	1,703,759

Total (Cost $9,487,852)		7,978,664

INDIA – 2.1%
†Apollo Tyres	100,000	352,641
†Bajaj Holdings & Investment	46,000	1,018,995
†eClerx Services	12,500	258,446
†Grasim Industries	7,574	405,193

Total (Cost $2,054,278)		2,035,275

INDONESIA – 0.3%
†Selamat Sempurna	710,000	270,802

Total (Cost $261,648)		270,802

JAPAN – 13.2%
C. Uyemura & Co.	18,900	884,130
EPS Corporation	95,500	1,131,210
FamilyMart	30,000	1,119,947
†GCA Savvian	50,000	475,429
†Itoki Corporation	52,700	269,971
†Leopalace21 Corporation [1]	82,400	519,639
Miraial	44,000	616,840
MISUMI Group	32,300	1,060,970
†Namura Shipbuilding	35,300	378,342
†Nishikawa Rubber	17,000	289,515
†Obara Group	37,500	1,664,897
†SPARX Group	226,300	380,858
†Sun Frontier Fudousan	44,400	407,331
†Tokai Tokyo Financial Holdings	56,400	385,898
†TOTO	22,700	264,029
†Trancom	6,600	265,863
USS	71,300	1,097,235
Zuiko Corporation	34,000	1,471,610

Total (Cost $12,541,438)		12,683,714

LUXEMBOURG – 0.3%
†Atento [1]	32,600	340,670

Total (Cost $333,527)		340,670

MALAYSIA – 0.2%
†CB Industrial Product Holding	400,000	229,705

Total (Cost $269,837)		229,705

MEXICO – 1.3%
†Grupo Comercial Chedraui[1]	105,600	311,137
Industrias Bachoco ADR [1]	18,100	902,828

Total (Cost $663,334)		1,213,965

NORWAY – 1.8%
†Borregaard	40,000	297,320
TGS-NOPEC Geophysical	47,300	1,023,399
†Tomra Systems	54,000	415,765

Total (Cost $1,886,738)		1,736,484

SINGAPORE – 1.6%
†First Resources	310,500	437,824
†Parkson Retail Asia	304,400	183,837
Silverlake Axis	950,000	$898,719

Total (Cost $1,259,458)		1,520,380

SOUTH AFRICA – 1.3%
Lewis Group	152,000	972,595
†Nampak	70,000	263,389

Total (Cost $1,428,726)		1,235,984

SOUTH KOREA – 0.9%
†Huvis Corporation [1]	45,400	459,797
†Suprema [1]	16,500	378,235

Total (Cost $892,558)		838,032

SWEDEN – 0.5%
†Bufab Holding [1]	67,300	505,626

Total (Cost $512,976)		505,626

SWITZERLAND – 2.1%
Garmin	17,700	935,091
†VZ Holding	6,000	1,072,378

Total (Cost $2,025,250)		2,007,469

TAIWAN – 1.3%
†Kinik Company	112,800	231,731
†Makalot Industrial	50,200	268,175
†Taiwan Paiho	382,300	515,115
†UDE Corporation	96,300	237,729

Total (Cost $1,240,581)		1,252,750

UNITED ARAB EMIRATES – 0.3%
†Al Noor Hospitals Group	16,000	245,709

Total (Cost $251,562)		245,709

UNITED KINGDOM – 8.3%
†Abcam	128,500	930,555
Ashmore Group	345,000	1,495,744
AVEVA Group	43,000	880,227
†Brammer	63,000	333,713
Clarkson	50,500	1,490,639
†HellermannTyton Group	180,000	880,102
†Rotork	30,000	1,079,558
†Synthomer	245,000	895,706

Total (Cost $8,803,478)		7,986,244

UNITED STATES – 27.3%
†Advance Auto Parts	3,600	573,408
†AGCO Corporation	24,100	1,089,320
†Anixter International [1]	11,700	1,034,982
†Artisan Partners Asset Management CI. A	20,500	1,035,865
†Bed Bath & Beyond [1]	17,500	1,332,975
†Carlisle Companies	9,800	884,352
†Core-Mark Holding Company	3,900	241,527
†DENTSPLY International	16,600	884,282
†Diodes [1]	22,000	606,540
†Dollar Tree [1]	12,800	900,864
†Dorman Products [1]	8,000	386,160
†Drew Industries [1]	11,000	561,770
†Finish Line (The) Cl. A	41,100	999,141
†Globe Specialty Metals	15,200	261,896
Helmerich & Payne	14,300	964,106
Kennedy-Wilson Holdings	49,200	1,244,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 71

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE

UNITED STATES (continued)
†ManpowerGroup	18,400	$1,254,328
†Mentor Graphics	35,400	775,968
†Minerals Technologies	3,500	243,075
†Mohawk Industries [1]	6,000	932,160
†Monro Muffler Brake	2,300	132,940
Myriad Genetics [1]	15,100	514,306
†Oceaneering International	3,800	223,478
†Quaker Chemical	5,600	515,424
†RBC Bearings	5,800	374,274
†Rogers Corporation [1]	7,200	586,368
†SEI Investments	6,700	268,268
†Standard Motor Products	11,963	456,030
†Sun Hydraulics	3,100	122,078
†Teradata Corporation [1]	8,600	375,648
†Thor Industries	26,000	1,452,620
Unit Corporation [1]	11,400	388,740
Valmont Industries	9,600	1,219,200
Western Digital	11,300	1,250,910
†Westlake Chemical	9,000	549,810
†Wolverine World Wide	31,900	940,093
†World Fuel Services	14,500	680,485

Total (Cost $24,957,682)		26,258,151

TOTAL COMMON STOCKS

(Cost $91,668,952)		89,103,986

REPURCHASE AGREEMENT – 8.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value
$8,407,000 (collateralized by obligations of various U.S. Government Agencies, 1.06%
due 10/12/17, valued at $8,576,900)

(Cost $8,407,000)		8,407,000

TOTAL INVESTMENTS – 101.4%

(Cost $100,075,952)		97,510,986

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(1,341,567)

NET ASSETS – 100.0%		$96,169,419

Royce International Smaller-Companies Fund
Common Stocks – 98.4%
	SHARES	VALUE

AUSTRALIA – 0.8%
†Programmed Maintenance Services	122,600	$256,283

Total (Cost $314,805)		256,283

AUSTRIA – 3.2%
Mayr-Melnhof Karton	4,700	487,744
Semperit AG Holding	12,000	580,681

Total (Cost $1,002,595)		1,068,425

BRAZIL – 6.9%
Brasil Brokers Participacoes	210,000	199,713
CETIP - Mercados Organizados	41,000	496,554
Eternit	245,300	299,965
Grendene	63,600	365,802
†Guararapes Confeccoes	5,500	170,794
†Kepler Weber	18,600	350,239
†MAHLE Metal Leve	50,000	394,157

Total (Cost $2,946,126)		2,277,224

CANADA – 2.1%
†Magellan Aerospace	40,000	465,484
†MTY Food Group	8,200	237,926

Total (Cost $551,463)		703,410

CHILE – 1.2%
Inversiones La Construccion	34,000	413,153

Total (Cost $442,009)		413,153

CHINA – 2.1%
†Leju Holdings ADR [1]	2,500	26,900
Pacific Online	840,300	391,526
Xtep International Holdings	726,800	292,755

Total (Cost $781,420)		711,181

CYPRUS – 0.8%
Globaltrans Investment GDR	52,500	266,574

Total (Cost $643,022)		266,574

FRANCE – 8.8%
Audika Groupe	18,200	248,159
Gaztransport Et Technigaz	6,200	366,164
Manutan International	9,100	451,200
†Nexity	10,000	378,309
†Robertet	1,200	232,303
Societe Internationale de Plantations d’Heveas	8,658	345,155
Stallergenes	6,400	383,017
Vetoquinol	11,441	496,974

Total (Cost $3,154,371)		2,901,281

GERMANY – 3.6%
Bertrandt	3,100	431,378
KWS Saat	1,400	455,320
LPKF Laser & Electronics	22,500	294,794

Total (Cost $1,185,982)		1,181,492

HONG KONG – 8.7%
I.T	953,900	274,960
Luk Fook Holdings (International)	108,100	404,818
Midland Holdings [1]	635,900	321,287
New World Department Store China	1,362,700	435,640
Pico Far East Holdings	2,315,200	530,524
Television Broadcasts	72,700	422,000

72 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE

HONG KONG (continued)
Value Partners Group	570,000	$476,050

Total (Cost $2,902,529)		2,865,279

INDIA – 8.5%
AIA Engineering	18,200	312,440
†Apollo Tyres	118,100	416,469
†Bajaj Holdings & Investment	10,000	221,521
Graphite India	125,000	180,014
†Grasim Industries	2,324	124,329
Ipca Laboratories	35,900	414,674
†KPIT Technologies	134,000	430,129
Shriram Transport Finance	25,500	445,237
Thomas Cook (India)	104,500	265,816

Total (Cost $2,148,768)		2,810,629

INDONESIA – 1.5%
†Ramayana Lestari Sentosa	3,000,000	191,528
Selamat Sempurna	817,600	311,841

Total (Cost $417,453)		503,369

ITALY – 1.4%
DiaSorin	11,400	459,733

Total (Cost $371,861)		459,733

JAPAN – 17.5%
Benesse Holdings	14,000	415,879
BML	10,000	265,258
C. Uyemura & Co.	8,700	406,980
EPS Corporation	38,300	453,669
FamilyMart	14,700	548,774
Milbon	11,000	299,446
Miraial	22,690	318,093
Moshi Moshi Hotline	47,000	428,685
†Nishikawa Rubber	23,600	401,914
†Obara Group	9,500	421,774
†Relo Holdings	4,400	312,398
Santen Pharmaceutical	6,000	321,095
†Trancom	9,100	366,569
USS	25,200	387,803
Zuiko Corporation	10,000	432,826

Total (Cost $5,712,810)		5,781,163

JERSEY – 0.5%
Randgold Resources ADR	2,700	182,007

Total (Cost $175,688)		182,007

MALAYSIA – 2.5%
CB Industrial Product Holding	599,600	344,328
Media Prima	400,000	199,949
Padini Holdings	726,800	302,394

Total (Cost $904,214)		846,671

MEXICO – 1.4%
Grupo SIMEC Ser. B [1]	72,700	249,827
Industrias Bachoco ADR [1]	4,500	224,460

Total (Cost $344,071)		474,287

NETHERLANDS – 0.6%
†Brunel International	12,000	196,664

Total (Cost $278,685)		196,664

NORWAY – 2.4%
†Eltek	200,000	$310,643
†Kongsberg Gruppen	3,200	52,751
TGS-NOPEC Geophysical	19,500	421,909

Total (Cost $809,494)		785,303

SINGAPORE – 2.4%
ARA Asset Management	299,800	383,995
Biosensors International Group [1]	908,500	400,989

Total (Cost $954,045)		784,984

SLOVENIA – 1.3%
†Krka d.d., Novo mesto	5,900	425,669

Total (Cost $538,437)		425,669

SOUTH AFRICA – 2.2%
Blue Label Telecoms	454,200	345,357
Lewis Group	30,000	191,959
Raubex Group	99,900	189,569

Total (Cost $732,955)		726,885

SWEDEN – 2.7%
†Industrivarden Cl. C	22,700	394,268
Lundin Petroleum [1]	34,500	493,320

Total (Cost $1,059,308)		887,588

SWITZERLAND – 4.1%
Kaba Holding	800	403,387
VZ Holding	2,800	500,443
Zehnder Group	10,900	452,771

Total (Cost $1,138,989)		1,356,601

TURKEY – 0.6%
Mardin Cimento Sanayii	99,900	203,142

Total (Cost $197,809)		203,142

UNITED ARAB EMIRATES – 0.7%
†Aramex	268,585	225,512

Total (Cost $221,066)		225,512

UNITED KINGDOM – 9.9%
Ashmore Group	100,000	433,549
Consort Medical	31,800	427,927
Domino Printing Sciences	27,300	279,040
E2V Technologies	178,698	480,765
Elementis	74,900	303,118
EnQuest [1]	173,100	94,576
†Fenner	50,000	166,825
†Kennedy Wilson Europe Real Estate	29,470	484,118
†Polypipe Group	50,000	191,609
Spirent Communications	345,200	406,014

Total (Cost $3,707,701)		3,267,541

TOTAL COMMON STOCKS

(Cost $33,637,676)		32,562,050

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 73

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

VALUE

REPURCHASE AGREEMENT – 5.6%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value
$1,860,000 (collateralized by obligations of various U.S. Government Agencies, 0.625%
due 9/30/17, valued at $1,900,800)

(Cost $1,860,000)	$1,860,000

TOTAL INVESTMENTS – 104.0%

(Cost $35,497,676)	34,422,050

LIABILITIES LESS CASH AND OTHER ASSETS – (4.0)%	(1,339,703)

NET ASSETS – 100.0%	$33,082,347

Royce Special Equity Multi-Cap Fund
Common Stocks – 91.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 30.8%
AUTO COMPONENTS - 5.2%
Lear Corporation	160,000	$15,692,800

DISTRIBUTORS - 3.2%
Genuine Parts	90,300	9,623,271

MEDIA - 6.2%
Scripps Networks Interactive Cl. A	123,000	9,258,210
†Viacom Cl. B	128,000	9,632,000

		18,890,210

MULTILINE RETAIL - 5.5%
Nordstrom	212,000	16,830,680

SPECIALTY RETAIL - 10.7%
Bed Bath & Beyond [1]	242,600	18,478,842
Gap (The)	333,000	14,022,630

		32,501,472

Total (Cost $76,142,497)		93,538,433

ENERGY – 8.0%
ENERGY EQUIPMENT & SERVICES - 4.1%
Helmerich & Payne	187,000	12,607,540

OIL, GAS & CONSUMABLE FUELS - 3.9%
Occidental Petroleum	145,300	11,712,633

Total (Cost $27,601,564)		24,320,173

FINANCIALS – 8.6%
CAPITAL MARKETS - 8.6%
Franklin Resources	252,000	13,953,240
†T. Rowe Price Group	139,400	11,968,884

Total (Cost $24,171,020)		25,922,124

HEALTH CARE – 4.8%
HEALTH CARE PROVIDERS & SERVICES - 4.8%
Quest Diagnostics	218,800	14,672,728

Total (Cost $12,905,317)		14,672,728

INDUSTRIALS – 19.6%
AEROSPACE & DEFENSE - 1.7%
Raytheon Company	49,300	5,332,781

ELECTRICAL EQUIPMENT - 5.1%
Emerson Electric	249,000	15,370,770

INDUSTRIAL CONGLOMERATES - 1.2%
3M	21,700	3,565,744

MACHINERY - 7.9%
Dover Corporation	99,000	7,100,280
Illinois Tool Works	69,800	6,610,060
Parker Hannifin	81,000	10,444,950

		24,155,290

PROFESSIONAL SERVICES - 3.7%
†ManpowerGroup	163,000	11,111,710

Total (Cost $49,686,974)		59,536,295

INFORMATION TECHNOLOGY – 19.6%
COMMUNICATIONS EQUIPMENT - 4.7%
Cisco Systems	510,000	14,185,650

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.0%
Avnet	67,000	2,882,340

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
Intel Corporation	194,200	7,047,518

SOFTWARE - 8.6%
Microsoft Corporation	292,600	13,591,270

74 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Special Equity Multi-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE (continued)
†Symantec Corporation	490,000	$12,570,950

		26,162,220

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.0%
†Apple	83,500	9,216,730

Total (Cost $46,728,928)		59,494,458

TOTAL COMMON STOCKS

(Cost $237,236,300)		277,484,211

REPURCHASE AGREEMENT – 9.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value
$28,523,000 (collateralized by obligations of various U.S. Government Agencies, 0.625%
due 9/30/17, valued at $29,096,100)

(Cost $28,523,000)		28,523,000

TOTAL INVESTMENTS – 100.8%

(Cost $265,759,300)		306,007,211

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(2,419,959)

NET ASSETS – 100.0%		$303,587,252

†	New additions in 2014.
[1]	Non-income producing.
[2]	At December 31, 2014, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
[3]	All or a portion of these securities were on loan at December 31, 2014.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2014 and less than 1% of net assets.
[6]	A security for which market quotations are not readily available represents 0.2% of net assets for Royce Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2014, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 75

Statements of Assets and Liabilities

	Royce
	Pennsylvania	Royce Micro-Cap	Royce Premier	Royce Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$5,550,946,465	$525,116,182	$4,072,312,384	$655,017,753

Affiliated Companies	178,343,677	5,107,624	1,299,076,954	3,730,758

Repurchase agreements (at cost and value)	109,019,000	20,212,000	185,743,000	35,516,000

Cash and foreign currency	880,144	15,061	883	923

Receivable for investments sold	65,302,267	4,075,898	43,549,486	17,614,625

Receivable for capital shares sold	77,564,885	781,370	4,890,378	427,182

Receivable for dividends and interest	3,921,057	439,699	5,538,011	669,838

Prepaid expenses and other assets	2,154,245	2,106	20,732	2,522

Total Assets	5,988,131,740	555,749,940	5,611,131,828	712,979,601

LIABILITIES:
Payable for collateral on loaned securities	62,985,137	22,089,668	84,024,012	20,346,322

Payable for investments purchased	12,259,480	1,352,743	1,502,901	5,326,402

Payable for capital shares redeemed	175,405,024	2,451,056	114,657,002	8,089,584

Payable for investment advisory fees	3,774,109	602,466	4,549,583	637,879

Payable for trustees’ fees	84,172	9,191	83,171	12,771

Accrued expenses	4,304,076	611,584	4,156,166	1,914,218

Total Liabilities	258,811,998	27,116,708	208,972,835	36,327,176

Net Assets	$5,729,319,742	$528,633,232	$5,402,158,993	$676,652,425

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,718,548,891	$403,474,107	$3,222,867,307	$548,779,912

Undistributed net investment income (loss)	(5,697,006)	(149,122)	655,864	(205,502)

Accumulated net realized gain (loss) on investments and foreign currency	224,504,362	18,320,809	15,143,216	(6,771,313)

Net unrealized appreciation (depreciation) on investments and foreign currency	1,791,963,495	106,987,438	2,163,492,606	134,849,328

Net Assets	$5,729,319,742	$528,633,232	$5,402,158,993	$676,652,425

Investment Class	$3,869,578,713	$414,119,794	$4,097,960,698	$50,370,878

Service Class	333,548,022	38,645,551	172,810,100	520,905,355

Consultant Class	676,346,647	75,867,887	56,884,480

Institutional Class	802,516,796		594,462,532	101,473,343

W Class			446,379,746

R Class	36,622,257		27,355,266	1,891,461

K Class	10,707,307		6,306,171	2,011,388

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	297,755,941	28,622,186	207,808,832	5,324,782

Service Class	25,734,254	2,709,313	8,938,648	55,083,468

Consultant Class	60,624,974	6,205,342	3,327,572

Institutional Class	61,647,628		29,851,094	10,729,444

W Class			22,585,871

R Class	2,930,060		1,453,633	208,270

K Class	947,897		1,093,930	681,104

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$13.00	$14.47	$19.72	$9.46

Service Class[1]	12.96	14.26	19.33	9.46

Consultant Class[2]	11.16	12.23	17.09

Institutional Class[3]	13.02		19.91	9.46

W Class[3]			19.76

R Class[3]	12.50		18.82	9.08

K Class[3]	11.30		5.76	2.95

Investments at identified cost	$3,937,324,044	$423,219,695	$3,207,767,466	$523,899,941

Market value of loaned securities	59,406,301	21,158,018	80,170,632	19,485,033

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

76 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

	Royce Total Return	Royce Heritage	Royce Opportunity	Royce Special
	Fund	Fund	Fund	Equity Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$4,448,675,416	$347,825,497	$2,266,533,764	$1,160,757,030

Affiliated Companies	79,160,671	–	50,359,053	1,570,600,588

Repurchase agreements (at cost and value)	109,237,000	12,085,000	164,768,000	169,503,000

Cash and foreign currency	67,149	534	816	646

Receivable for investments sold	36,154,558	–	15,277,154	457,140

Receivable for capital shares sold	10,396,423	128,749	1,307,519	3,561,192

Receivable for dividends and interest	6,463,502	276,181	1,209,382	916,398

Prepaid expenses and other assets	16,390	1,234	8,421	13,677

Total Assets	4,690,171,109	360,317,195	2,499,464,109	2,905,809,671

LIABILITIES:
Payable for collateral on loaned securities	5,893,087	964,385	164,589,994	–

Payable for investments purchased	1,988,211	–	4,276,411	1,780,764

Payable for capital shares redeemed	16,203,750	295,300	12,171,496	12,178,946

Payable for investment advisory fees	3,824,141	304,305	1,932,401	2,437,228

Payable for trustees’ fees	64,892	4,560	31,231	41,012

Accrued expenses	3,438,475	230,527	1,093,286	1,665,325

Total Liabilities	31,412,556	1,799,077	184,094,819	18,103,275

Net Assets	$4,658,758,553	$358,518,118	$2,315,369,290	$2,887,706,396

ANALYSIS OF NET ASSETS:
Paid-in capital	$2,999,491,782	$297,151,138	$1,960,873,836	$2,131,035,141

Undistributed net investment income (loss)	(2,595,297)	902,677	(21,843)	405,823

Accumulated net realized gain (loss) on investments and foreign currency	145,649,070	1,189,636	5,726,495	50,279,495

Net unrealized appreciation (depreciation) on investments and foreign currency	1,516,212,998	59,274,667	348,790,802	705,985,937

Net Assets	$4,658,758,553	$358,518,118	$2,315,369,290	$2,887,706,396

Investment Class	$3,077,950,904	$160,557,972	$1,284,044,082	$1,950,210,523

Service Class	232,813,500	175,432,802	155,085,055	233,791,413

Consultant Class	356,731,299	13,338,424	20,517,623	63,981,363

Institutional Class	572,662,436		799,131,076	639,723,097

W Class	261,828,594

R Class	65,500,847	3,726,885	33,698,862

K Class	91,270,973	5,462,035	22,892,592

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	208,786,644	10,559,070	95,370,961	85,325,716

Service Class	15,539,869	11,566,979	12,119,764	10,249,892

Consultant Class	23,696,624	1,162,934	1,739,601	3,007,384

Institutional Class	39,201,610		58,568,995	28,170,775

W Class	17,788,404

R Class	4,345,543	351,596	2,682,572

K Class	8,519,686	510,469	1,979,435

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$14.74	$15.21	$13.46	$22.86

Service Class[1]	14.98	15.17	12.80	22.81

Consultant Class[2]	15.05	11.47	11.79	21.27

Institutional Class[3]	14.61		13.64	22.71

W Class[3]	14.72

R Class[3]	15.07	10.60	12.56

K Class[3]	10.71	10.70	11.57

Investments at identified cost	$3,011,614,256	$288,547,300	$1,968,101,955	$2,025,371,681

Market value of loaned securities	5,965,208	922,167	157,890,407	–

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 77

Statements of Assets and Liabilities

		Royce Value Plus		Royce Dividend
	Royce Value Fund	Fund	Royce 100 Fund	Value Fund

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$869,365,770	$1,012,649,052	$210,630,307	$513,867,984

Repurchase agreements (at cost and value)	16,293,000	22,541,000	9,261,000	1,561,000

Cash and foreign currency	811	247	553	11,965

Receivable for investments sold	1,836,972	–	7,228,211	726,676

Receivable for capital shares sold	539,932	708,848	216,320	930,372

Receivable for dividends and interest	394,396	271,940	100,711	548,239

Prepaid expenses and other assets	3,046	2,966	818	3,545

Total Assets	888,433,927	1,036,174,053	227,437,920	517,649,781

LIABILITIES:
Payable for collateral on loaned securities	–	104,586,929	–	753,190

Payable for investments purchased	581,528	26,787	4,940,493	171,327

Payable for capital shares redeemed	4,408,071	3,572,354	705,971	2,415,080

Payable for investment advisory fees	756,836	793,871	191,833	417,999

Payable for trustees’ fees	13,177	13,937	3,467	7,606

Accrued expenses	847,344	1,136,161	307,442	468,514

Total Liabilities	6,606,956	110,130,039	6,149,206	4,233,716

Net Assets	$881,826,971	$926,044,014	$221,288,714	$513,416,065

ANALYSIS OF NET ASSETS:
Paid-in capital	$693,715,879	$663,727,536	$163,508,467	$415,144,568

Undistributed net investment income (loss)	302,597	–	(9,879)	2,098,387

Accumulated net realized gain (loss) on investments and foreign currency	21,476,712	35,360,433	7,990,375	7,299,201

Net unrealized appreciation (depreciation) on investments and foreign currency	166,331,783	226,956,045	49,799,751	88,873,909

Net Assets	$881,826,971	$926,044,014	$221,288,714	$513,416,065

Investment Class	$140,162,552	$295,412,242	$68,898,103	$176,002,080

Service Class	477,999,102	572,898,885	149,735,759	295,559,808

Consultant Class	26,715,810	17,157,650		911,950

Institutional Class	196,543,463	38,717,799		40,942,227

R Class	31,043,090	1,360,322	1,982,776

K Class	9,362,954	497,116	672,076

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	11,869,989	20,574,694	7,881,365	21,679,163

Service Class	40,657,752	40,261,613	17,314,820	35,946,387

Consultant Class	2,458,873	1,307,958		98,861

Institutional Class	16,638,860	2,676,939		5,060,987

R Class	2,715,293	99,727	177,966

K Class	1,051,455	54,940	59,279

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):

Investment Class[1]	$11.81	$14.36	$8.74	$8.12

Service Class[1]	11.76	14.23	8.65	8.22

Consultant Class[2]	10.87	13.12		9.22

Institutional Class[3]	11.81	14.46		8.09

R Class[3]	11.43	13.64	11.14

K Class[3]	8.90	9.05	11.34

Investments at identified cost	$703,033,988	$785,693,084	$160,829,797	$424,990,553

Market value of loaned securities	–	100,732,000	–	723,558

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

78 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

		Royce International	Royce Special
	Royce Global	Smaller-Companies	Equity Multi-Cap
	Value Fund	Fund	Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$89,103,986	$32,562,050	$277,484,211

Repurchase agreements (at cost and value)	8,407,000	1,860,000	28,523,000

Cash and foreign currency	336,573	5,495	535

Receivable for investments sold	527,536	34,943	–

Receivable for capital shares sold	74,120	244,253	237,812

Receivable for dividends and interest	275,550	54,431	390,984

Prepaid expenses and other assets	582	245	1,520

Total Assets	98,725,347	34,761,417	306,638,062

LIABILITIES:
Payable for investments purchased	1,558,666	959,325	2,504,837

Payable for capital shares redeemed	630,555	569,563	190,258

Payable for investment advisory fees	141,036	–	213,277

Payable for trustees’ fees	2,646	626	2,791

Accrued expenses	220,206	74,827	139,647

Deferred capital gains tax	2,819	74,729	–

Total Liabilities	2,555,928	1,679,070	3,050,810
Net Assets	$96,169,419	$33,082,347	$303,587,252

ANALYSIS OF NET ASSETS:
Paid-in capital	$172,223,436	$37,172,401	$254,935,120

Undistributed net investment income (loss)	58,999	(32,823)	104,459

Accumulated net realized gain (loss) on investments and foreign currency	(73,527,399)	(2,903,366)	8,299,762

Net unrealized appreciation (depreciation) on investments and foreign currency	(2,585,617)	(1,153,865)	40,247,911

Net Assets	$96,169,419	$33,082,347	$303,587,252

Investment Class	$45,698,569	$1,118,777	$123,544,781

Service Class	29,625,041	29,610,726	94,878,231

Consultant Class	20,706,953		9,223,608

Institutional Class		2,352,844	75,940,632

R Class	116,240

K Class	22,616

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	3,633,168	141,479	7,943,221

Service Class	2,341,115	3,022,335	6,081,737

Consultant Class	1,654,081		860,575

Institutional Class		289,867	4,879,325

R Class	12,503

K Class	2,431

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class1,	$12.58	$7.91	$15.55

Service Class[1]	12.65	9.80	15.60

Consultant Class[2]	12.52		10.72

Institutional Class[3]		8.12	15.56

R Class[3]	9.30

K Class[3]	9.30

Investments at identified cost	$91,668,952	$33,637,676	$237,236,300

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, or a 1% redemption fee (Royce Special Equity Multi-Cap Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 79

Statements of Changes in Net Assets

	Royce Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$15,158,466	$7,661,265	$(4,483,168)	$(5,870,665)	$21,471,509	$(452,026)

Net realized gain (loss) on investments and foreign
currency	850,882,031	471,075,967	67,181,821	80,848,944	509,484,795	873,083,934

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(941,232,232)	1,515,290,678	(98,379,469)	90,069,276	(571,494,932)	820,330,897

Net increase (decrease) in net assets from
investment operations	(75,191,735)	1,994,027,910	(35,680,816)	165,047,555	(40,538,628)	1,692,962,805

DISTRIBUTIONS:
Net investment income

Investment Class	(12,703,277)	(431,367)	–	(699,816)	(15,697,641)	–

Service Class	–	–	–	–	–	–

Consultant Class	–	–	–	–	–	–

Institutional Class	(3,678,635)	(937,016)			(3,363,878)	–

W Class					(1,812,923)	–

R Class	–	–			–	–

K Class	–	–			(36,229)	–

Net realized gain on investments and foreign
currency

Investment Class	(417,000,811)	(260,021,200)	(39,701,168)	(45,125,296)	(398,730,083)	(488,208,024)

Service Class	(49,712,548)	(31,628,047)	(3,907,041)	(5,609,190)	(17,256,962)	(46,637,769)

Consultant Class	(82,823,610)	(45,624,009)	(8,779,199)	(9,087,282)	(6,231,891)	(6,977,329)

Institutional Class	(86,408,552)	(41,396,200)			(65,714,517)	(90,956,054)

W Class					(44,052,112)	(52,811,951)

R Class	(4,018,570)	(2,317,940)			(2,717,731)	(3,194,633)

K Class	(1,293,456)	(689,970)			(1,653,995)	(1,877,675)

Total distributions	(657,639,459)	(383,045,749)	(52,387,408)	(60,521,584)	(557,267,962)	(690,663,435)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(689,872,693)	(353,912,164)	(170,862,529)	(172,590,098)	(547,373,395)	(240,379,249)

Service Class	(199,343,245)	(15,357,868)	(33,847,817)	(39,264,005)	(129,533,114)	(309,788,929)

Consultant Class	(14,396,432)	(29,907,854)	(26,840,854)	(15,225,756)	(2,535,012)	(1,639,240)

Institutional Class	81,146,529	181,494,950			(326,676,517)	(11,316,540)

W Class					(56,736,703)	(61,008,076)

R Class	(2,792,539)	1,818,243			(2,140,060)	(437,535)

K Class	439,120	482,011			(526,085)	(1,286,771)

Shareholder redemption fees

Investment Class	66,223	75,224	6,501	35,746	68,382	190,877

Service Class	44,289	52,548	45,360	27,157	3,900	8,112

Net increase (decrease) in net assets from capital
share transactions	(824,708,748)	(215,254,910)	(231,499,339)	(227,016,956)	(1,065,448,604)	(625,657,351)

Net Increase (Decrease) In Net Assets	(1,557,539,942)	1,395,727,251	(319,567,563)	(122,490,985)	(1,663,255,194)	376,642,019

NET ASSETS:

Beginning of year	7,286,859,684	5,891,132,433	848,200,795	970,691,780	7,065,414,187	6,688,772,168

End of year	$5,729,319,742	$7,286,859,684	$528,633,232	$848,200,795	$5,402,158,993	$7,065,414,187

Undistributed Net Investment Income (Loss) at End
of Year	$(5,697,006)	$(1,998,921)	$(149,122)	$(3,027,856)	$655,864	$(2)

80 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,857,398	$1,768,327	$43,476,286	$46,503,739	$1,470,971	$107,612

Net realized gain (loss) on investments and foreign
currency	178,888,358	338,510,647	599,509,277	516,234,642	16,802,002	42,713,139

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(201,991,166)	(105,343,208)	(593,275,861)	895,364,319	(21,766,741)	28,856,933

Net increase (decrease) in net assets from
investment operations	(20,245,410)	234,935,766	49,709,702	1,458,102,700	(3,493,768)	71,677,684

DISTRIBUTIONS:
Net investment income

Investment Class	(39,705)	(323,323)	(56,476,197)	(30,314,036)	(508,210)	(349,578)

Service Class	–	(379,805)	(2,393,470)	(2,207,261)	–	(47,427)

Consultant Class			(759,635)	–	–	–

Institutional Class	(298,806)	(1,777,124)	(11,453,242)	(6,005,663)

W Class			(4,594,582)	(1,936,210)

R Class	–	–	(488,326)	(134,138)	–	–

K Class	–	(6,881)	(1,252,049)	(751,220)	–	–

Net realized gain on investments and foreign
currency

Investment Class	(14,919,772)	(12,723,954)	(307,872,630)	(295,570,600)	(8,225,023)	(12,211,788)

Service Class	(167,025,408)	(131,337,387)	(22,938,230)	(42,384,314)	(9,172,987)	(23,990,047)

Consultant Class			(34,858,344)	(31,920,900)	(903,116)	(2,187,387)

Institutional Class	(27,925,196)	(63,367,740)	(56,439,291)	(47,200,579)

W Class			(25,890,733)	(19,766,304)

R Class	(532,869)	(414,282)	(6,318,710)	(5,693,320)	(284,436)	(994,363)

K Class	(1,092,324)	(832,746)	(11,933,090)	(20,859,671)	(396,761)	(1,055,146)
Total distributions	(211,834,080)	(211,163,242)	(543,668,529)	(504,744,216)	(19,490,533)	(40,835,736)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(21,276,371)	(170,583,797)	(252,019,403)	(16,146,326)	52,478,285	73,588,985

Service Class	(299,833,853)	(804,469,884)	(234,371,808)	147,512,588	(36,442,055)	(4,880,969)

Consultant Class			(13,001,945)	4,827,235	(1,382,087)	899,381

Institutional Class	(218,563,474)	(631,338,844)	10,261,846	118,224,237

W Class			39,625,519	38,979,851

R Class	(638,616)	(2,714,812)	(821,115)	12,568,863	(2,676,572)	1,571,248

K Class	(694,975)	(2,166,084)	(91,917,398)	2,762,456	(483,726)	(1,331,961)

Shareholder redemption fees

Investment Class	2,035	17,171	62,578	75,527	411	669

Service Class	7,803	48,913	19,546	45,568	2,709	11,734

Net increase (decrease) in net assets from capital
share transactions	(540,997,451)	(1,611,207,337)	(542,162,180)	308,849,999	11,496,965	69,859,087

Net Increase (Decrease) In Net Assets	(773,076,941)	(1,587,434,813)	(1,036,121,007)	1,262,208,483	(11,487,336)	100,701,035

NET ASSETS:

Beginning of year	1,449,729,366	3,037,164,179	5,694,879,560	4,432,671,077	370,005,454	269,304,419

End of year	$676,652,425	$1,449,729,366	$4,658,758,553	$5,694,879,560	$358,518,118	$370,005,454

Undistributed Net Investment Income (Loss) at End
of Year	$(205,502)	$(3,745,157)	$(2,595,297)	$(5,494,463)	$902,677	$45,409

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 81

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,726,211)	$(8,323,304)	$14,181,577	$3,797,163	$1,379,609	$(1,046,544)

Net realized gain (loss) on investments and foreign
currency	270,749,921	324,683,300	282,154,386	366,833,496	127,638,267	104,447,215

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(282,435,370)	492,429,616	(285,557,513)	485,484,439	(130,516,990)	192,266,104

Net increase (decrease) in net assets from
investment operations	(19,411,660)	808,789,612	10,778,450	856,115,098	(1,499,114)	295,666,775

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	(9,502,532)	(2,784,704)	(331,391)	(430,335)

Service Class	–	–	(460,707)	–	–	–

Consultant Class	–	–	–	–	–	–

Institutional Class	–	(506,976)	(3,812,516)	(1,484,535)	(739,829)	(801,517)

R Class	–	–			–	–

K Class	–	–			–	–

Net realized gain on investments and foreign
currency

Investment Class	(163,669,872)	(115,737,752)	(179,944,282)	(205,169,213)	(18,283,548)	(13,405,198)

Service Class	(20,590,649)	(33,239,063)	(22,106,099)	(27,558,217)	(60,973,556)	(47,070,978)

Consultant Class	(2,830,608)	(1,843,343)	(6,200,641)	(6,115,330)	(3,553,425)	(2,278,341)

Institutional Class	(101,200,321)	(77,841,147)	(58,145,358)	(57,360,331)	(24,265,825)	(14,980,670)

R Class	(4,511,800)	(2,051,002)			(4,166,100)	(2,587,581)

K Class	(3,319,400)	(1,712,998)			(1,486,852)	(1,401,823)

Total distributions	(296,122,650)	(232,932,281)	(280,172,135)	(300,472,330)	(113,800,526)	(82,956,443)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	31,743,029	214,071,968	(376,370,344)	74,313,256	(37,927,661)	(42,051,102)

Service Class	(31,618,193)	(59,230,398)	(78,674,569)	36,500,115	(140,511,862)	(280,452,969)

Consultant Class	4,875,799	3,337,411	(949,433)	3,787,713	(1,050,038)	(6,913,766)

Institutional Class	53,771,758	(49,903,561)	(4,835,990)	19,319,756	1,519,448	(19,355,348)

R Class	15,752,508	13,341,482			(2,055,524)	(6,762,442)

K Class	8,646,557	6,241,844			(5,355,597)	(4,715,820)

Shareholder redemption fees

Investment Class	44,101	33,487	89,514	98,785	3,778	5,728

Service Class	51,186	21,097	9,825	20,039	11,345	28,188

Net increase (decrease) in net assets from capital
share transactions	83,266,745	127,913,330	(460,730,997)	134,039,664	(185,366,111)	(360,217,531)

Net Increase (Decrease) In Net Assets	(232,267,565)	703,770,661	(730,124,682)	689,682,432	(300,665,751)	(147,507,199)

NET ASSETS:

Beginning of year	2,547,636,855	1,843,866,194	3,617,831,078	2,928,148,646	1,182,492,722	1,329,999,921

End of year	$2,315,369,290	$2,547,636,855	$2,887,706,396	$3,617,831,078	$881,826,971	$1,182,492,722

Undistributed Net Investment Income (Loss) at End
of Year	$(21,843)	$25,570	$405,823	$–	$302,597	$(5,366)

82 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Value Plus Fund		Royce 100 Fund		Royce Dividend Value Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,084,731)	$(8,792,263)	$(807,160)	$(899,035)	$6,568,248	$5,283,336

Net realized gain (loss) on investments and foreign
currency	185,659,073	236,175,134	34,836,525	42,762,789	31,074,320	37,699,702

Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(144,652,002)	163,082,996	(43,017,230)	37,488,379	(51,255,088)	100,268,425

Net increase (decrease) in net assets from
investment operations	35,922,340	390,465,867	(8,987,865)	79,352,133	(13,612,520)	143,251,463

DISTRIBUTIONS:
Net investment income

Investment Class	–	(47,920)	–	(171,769)	(2,211,322)	(2,101,030)

Service Class	–	–	–	(134,400)	(2,404,931)	(2,644,407)

Consultant Class	–	–			(2,223)

Institutional Class	–	(426,647)			(561,238)	(395,915)

R Class	–	–	–	–

K Class	–	(525)	–	–

Net realized gain on investments and foreign
currency

Investment Class	(56,823,564)	(18,415,039)	(7,631,746)	(7,553,032)	(10,463,314)	(12,036,485)

Service Class	(111,290,311)	(67,233,777)	(16,718,190)	(29,276,357)	(17,175,104)	(23,009,857)

Consultant Class	(3,522,779)	(1,776,890)			(47,672)

Institutional Class	(7,260,689)	(11,711,029)			(2,354,384)	(1,765,841)

R Class	(271,992)	(124,722)	(168,762)	(287,743)

K Class	(242,326)	(102,394)	(64,553)	(232,789)

Total distributions	(179,411,661)	(99,838,943)	(24,583,251)	(37,656,090)	(35,220,188)	(41,953,535)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	97,261,344	(32,018,470)	18,982,373	(17,441,016)	(18,740,722)	60,601,532

Service Class	(172,358,399)	(327,083,427)	(59,224,113)	(20,217,752)	(83,630,839)	91,250,464

Consultant Class	(2,449,406)	(921,317)			984,157

Institutional Class	(100,411,469)	(116,016,594)			13,199,508	2,508,270

R Class	(21,676)	101,478	(558,911)	(129,512)

K Class	(256,776)	376,308	(1,510,299)	(1,936,637)

Shareholder redemption fees

Investment Class	2,387	18,252	1,028	3,349	2,284	9,399

Service Class	9,262	27,203	7,417	10,454	10,514	33,408

Net increase (decrease) in net assets from capital
share transactions	(178,224,733)	(475,516,567)	(42,302,505)	(39,711,114)	(88,175,098)	154,403,073

Net Increase (Decrease) In Net Assets	(321,714,054)	(184,889,643)	(75,873,621)	1,984,929	(137,007,806)	255,701,001

NET ASSETS:

Beginning of year	1,247,758,068	1,432,647,711	297,162,335	295,177,406	650,423,871	394,722,870

End of year	$926,044,014	$1,247,758,068	$221,288,714	$297,162,335	$513,416,065	$650,423,871

Undistributed Net Investment Income (Loss) at End
of Year	$–	$(1,324,204)	$(9,879)	$(10,102)	$2,098,387	$1,341,761

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 83

Statements of Changes in Net Assets

	Royce Global Value Fund		Royce International Smaller- Companies Fund		Royce Special Equity Multi-Cap Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,023,823	$2,504,441	$600,768	$358,526	$1,918,432	$1,342,234

Net realized gain (loss) on investments and foreign currency	(18,859,829)	(6,776,633)	271,690	2,832,920	17,012,232	12,335,278

Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,433,800	18,965,587	(4,257,707)	847,718	3,829,046	32,879,863

Net increase (decrease) in net assets from investment operations	(10,402,206)	14,693,395	(3,385,249)	4,039,164	22,759,710	46,557,375

DISTRIBUTIONS:
Net investment income

Investment Class	(2,001,782)	(1,815,601)	(18,814)		(802,271)	(479,420)

Service Class	(561,587)	(410,885)	(574,443)	(426,886)	(404,109)	(469,302)

Consultant Class	(264,812)	(89,199)			(44,315)

Institutional Class			(61,462)		(566,069)	(408,331)

R Class	(2,886)	(1,123)

K Class	(601)	(603)

Net realized gain on investments and foreign currency

Investment Class	–	–	(79,823)		(4,729,740)	(3,236,281)

Service Class	–	–	(2,909,304)	(1,677,475)	(3,852,466)	(4,025,428)

Consultant Class	–	–			(504,045)

Institutional Class			(260,563)		(3,159,353)	(2,507,671)

R Class	–	–

K Class	–	–

Total distributions	(2,831,668)	(2,317,411)	(3,904,409)	(2,104,361)	(14,062,368)	(11,126,433)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(104,088,063)	(27,207,321)	1,265,297		59,033,956	16,706,332

Service Class	(16,686,150)	(53,137,199)	(1,737,936)	9,745,965	12,637,616	21,021,702

Consultant Class	(3,254,422)	1,094,999			9,200,567

Institutional Class			2,778,811		25,321,547	6,547,957

R Class	28,386	17,056

K Class	(19,399)	603

Shareholder redemption fees

Investment Class	1,878	162,054	723		2,402	1,051

Service Class	3,732	14,010	5,977	7,479	10,760	5,239

Net increase (decrease) in net assets from capital share transactions	(124,014,038)	(79,055,798)	2,312,872	9,753,444	106,206,848	44,282,281

Net Increase (Decrease) In Net Assets	(137,247,912)	(66,679,814)	(4,976,786)	11,688,247	114,904,190	79,713,223

NET ASSETS:

Beginning of year	233,417,331	300,097,145	38,059,133	26,370,886	188,683,062	108,969,839

End of year	$96,169,419	$233,417,331	$33,082,347	$38,059,133	$303,587,252	$188,683,062

Undistributed Net Investment Income (Loss) at End of Year	$58,999	$176,389	$(32,823)	$(19,501)	$104,459	$2,791

84 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2014

	Royce Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund	Royce Total Return Fund

INVESTMENT INCOME:

INCOME:

Dividends

Non-Affiliated Companies	$80,697,918	$6,778,028	$53,655,695	$16,809,532	$103,665,848

Affiliated Companies	1,923,347	208,410	32,297,761	1,061,451	3,278,676

Foreign withholding tax	(1,280,737)	(165,665)	(2,875,416)	(854,063)	(1,607,902)

Interest	169,686	–	–	–	32,500

Securities lending	1,911,901	400,122	9,917,872	1,015,339	326,739

Total income	83,422,115	7,220,895	92,995,912	18,032,259	105,695,861

EXPENSES:

Investment advisory fees	49,733,575	9,122,354	61,049,392	11,580,352	48,817,291

Distribution fees	8,821,224	1,167,963	1,436,558	2,058,557	5,288,387

Shareholder servicing	6,397,722	897,312	5,716,295	1,255,358	5,325,210

Shareholder reports	1,148,711	228,695	1,256,507	224,901	984,190

Administrative and office facilities	807,362	90,851	787,722	146,887	620,195

Custody	573,957	113,599	524,804	202,814	518,205

Trustees’ fees	312,369	34,360	304,291	51,180	239,437

Registration	117,950	44,434	108,521	61,545	133,562

Audit	93,257	43,394	91,712	39,723	98,347

Legal	68,508	7,016	60,414	11,703	47,380

Other expenses	190,304	24,375	189,371	47,254	148,448

Total expenses	68,264,939	11,774,353	71,525,587	15,680,274	62,220,652

Compensating balance credits	(1,290)	(352)	(1,184)	(280)	(1,077)

Fees waived by distributor	–	–	–	(81,610)	–

Expenses reimbursed by investment adviser	–	(69,938)	–	(423,523)	–

Net expenses	68,263,649	11,704,063	71,524,403	15,174,861	62,219,575

Net investment income (loss)	15,158,466	(4,483,168)	21,471,509	2,857,398	43,476,286

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	863,002,630	70,757,678	530,395,966	185,546,524	591,545,106

Investments in Affiliated Companies	(12,079,904)	(3,520,765)	(21,006,198)	(6,424,497)	8,029,453

Foreign currency transactions	(40,695)	(55,092)	95,027	(233,669)	(65,282)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(941,232,417)	(98,355,468)	(571,310,947)	(201,994,537)	(593,262,145)

Other assets and liabilities denominated in foreign currency	185	(24,001)	(183,985)	3,371	(13,716)

Net realized and unrealized gain (loss) on investments and foreign currency	(90,350,201)	(31,197,648)	(62,010,137)	(23,102,808)	6,233,416

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(75,191,735)	$(35,680,816)	$(40,538,628)	$(20,245,410)	$49,709,702

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 85

Statements of Operations

	Royce Heritage Fund	Royce Opportunity Fund	Royce Special Equity Fund	Royce Value Fund	Royce Value Plus Fund

INVESTMENT INCOME:

INCOME:

Dividends

Non-Affiliated Companies	$6,395,892	$18,389,192	$13,187,561	$15,358,733	$7,068,525

Affiliated Companies	–	50,500	37,645,002	–	–

Foreign withholding tax	(218,873)	(179,069)	–	(153,302)	(204,438)

Securities lending	102,611	2,339,652	47,875	74,938	2,965,599

Total income	6,279,630	20,600,275	50,880,438	15,280,369	9,829,686

EXPENSES:

Investment advisory fees	3,626,249	24,483,790	31,513,578	10,195,490	10,730,642

Distribution fees	679,138	848,565	1,371,372	1,936,667	1,961,661

Shareholder servicing	242,979	1,809,083	2,399,493	1,144,455	1,583,139

Shareholder reports	72,734	308,344	496,896	198,284	354,803

Administrative and office facilities	41,971	295,500	394,094	126,845	135,957

Custody	98,414	236,290	247,005	102,283	110,800

Trustees’ fees	16,476	115,283	152,015	48,274	51,192

Registration	53,544	93,046	84,577	73,222	73,018

Audit	40,792	44,077	54,856	31,547	31,614

Legal	3,186	24,617	30,125	9,775	10,511

Other expenses	12,137	68,385	92,565	34,321	37,285

Total expenses	4,887,620	28,326,980	36,836,576	13,901,163	15,080,622

Compensating balance credits	(224)	(494)	(768)	(403)	(295)

Fees waived by distributor	(59,007)	–	–	–	(140,052)

Expenses reimbursed by investment adviser	(19,730)	–	(136,947)	–	(25,858)

Net expenses	4,808,659	28,326,486	36,698,861	13,900,760	14,914,417

Net investment income (loss)	1,470,971	(7,726,211)	14,181,577	1,379,609	(5,084,731)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	16,841,565	275,173,693	175,403,964	127,638,693	185,739,662

Investments in Affiliated Companies	–	(4,414,614)	106,750,422	–	(56,616)

Foreign currency transactions	(39,563)	(9,158)	–	(426)	(23,973)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(21,802,458)	(282,435,142)	(285,557,513)	(130,514,397)	(144,649,021)

Other assets and liabilities denominated in foreign currency	35,717	(228)	–	(2,593)	(2,981)

Net realized and unrealized gain (loss) on investments and foreign currency	(4,964,739)	(11,685,449)	(3,403,127)	(2,878,723)	41,007,071

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(3,493,768)	$(19,411,660)	$10,778,450	$(1,499,114)	$35,922,340

86 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2014

				Royce International	Royce Special
		Royce Dividend	Royce Global Value	Smaller-Companies	Equity Multi-Cap
	Royce 100 Fund	Value Fund	Fund	Fund	Fund

INVESTMENT INCOME:

INCOME:

Dividends	$3,076,978	$14,796,215	$5,272,810	$1,528,390	$4,401,190

Foreign withholding tax	(38,266)	(337,799)	(379,044)	(102,589)	–

Securities lending	3,799	82,987	353,394	–	–

Total income	3,042,511	14,541,403	5,247,160	1,425,801	4,401,190

EXPENSES:

Investment advisory fees	2,686,076	5,977,690	2,422,039	614,951	1,964,886

Distribution fees	502,711	912,936	354,881	114,949	272,194

Shareholder servicing	369,704	674,111	213,741	80,080	158,455

Shareholder reports	155,793	189,675	64,605	10,014	47,526

Administrative and office facilities	33,185	72,214	24,237	5,542	23,147

Custody	31,186	134,983	103,769	79,567	29,100

Trustees’ fees	12,739	28,125	9,207	2,234	9,421

Registration	47,576	70,077	68,438	58,729	73,298

Audit	30,841	52,208	39,354	48,172	33,271

Legal	2,551	5,482	1,898	1,501	8,476

Other expenses	43,867	18,365	11,048	4,071	6,902

Total expenses	3,916,229	8,135,866	3,313,217	1,019,810	2,626,676

Compensating balance credits	(112)	(516)	(73)	(14)	(22)

Fees waived by investment adviser and distributor	(38,989)	(122,201)	–	(84,408)	(34,436)

Expenses reimbursed by investment adviser	(27,457)	(39,994)	(89,807)	(110,355)	(109,460)

Net expenses	3,849,671	7,973,155	3,223,337	825,033	2,482,758

Net investment income (loss)	(807,160)	6,568,248	2,023,823	600,768	1,918,432

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments	34,830,828	31,218,530	(18,672,619)	429,710	17,012,232

Foreign currency transactions	5,697	(144,210)	(187,210)	(158,020)	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(43,016,114)	(51,287,450)	6,463,431	(4,187,168)	3,829,046

Other assets and liabilities denominated in foreign currency	(1,116)	32,362	(29,631)	(70,539)	–

Net realized and unrealized gain (loss) on investments and foreign currency	(8,180,705)	(20,180,768)	(12,426,029)	(3,986,017)	20,841,278

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(8,987,865)	$(13,612,520)	$(10,402,206)	$(3,385,249)	$22,759,710

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 87

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–Investment Class
2014	$14.73	$0.06	$(0.21)	$(0.15)	$(0.04)	$(1.54)	$–	$(1.58)	$–	$13.00	(0.70)%	$3,869,579	0.91%	0.91%	0.91%	0.35%	21%

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	–	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

2012	10.76	0.15	1.39	1.54	(0.15)	(0.65)	–	(0.80)	–	11.50	14.58	4,232,988	0.89	0.89	0.89	1.19	22

2011	11.65	0.01	(0.50)	(0.49)	(0.02)	(0.38)	–	(0.40)	–	10.76	(4.17)	4,266,754	0.90	0.90	0.90	0.11	20

2010	9.45	0.06	2.19	2.25	(0.05)	–	–	(0.05)	–	11.65	23.86	4,735,403	0.90	0.90	0.90	0.63	25

Royce Pennsylvania Mutual Fund–Service Class
2014	$14.69	$0.00	$(0.19)	$(0.19)	$–	$(1.54)	$–	$(1.54)	$–	$12.96	(1.04)%	$333,548	1.23%	1.23%	1.23%	0.03%	21%

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	–	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

2012	10.75	0.10	1.40	1.50	(0.09)	(0.65)	–	(0.74)	–	11.51	14.15	473,624	1.24	1.24	1.24	0.90	22

2011	11.65	(0.02)	(0.50)	(0.52)	–	(0.38)	–	(0.38)	–	10.75	(4.42)	406,052	1.19	1.19	1.19	(0.18)	20

2010	9.41	0.02	2.20	2.22	–	–	–	–	0.02	11.65	23.80	448,784	1.27	1.27	1.25	0.18	25

Royce Pennsylvania Mutual Fund–Consultant Class
2014	$12.96	$(0.08)	$(0.18)	$(0.26)	$–	$(1.54)	$–	$(1.54)	$–	$11.16	(1.72)%	$676,347	1.91%	1.91%	1.91%	(0.64)%	21%

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	–	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

2012	9.69	0.01	1.25	1.26	(0.01)	(0.65)	–	(0.66)	–	10.29	13.27	654,642	1.97	1.97	1.97	0.12	22

2011	10.61	(0.09)	(0.45)	(0.54)	–	(0.38)	–	(0.38)	–	9.69	(5.05)	664,778	1.85	1.85	1.85	(0.85)	20

2010	8.65	(0.03)	1.99	1.96	–	–	–	–	–	10.61	22.66	841,525	1.87	1.87	1.87	(0.36)	25

Royce Pennsylvania Mutual Fund–Institutional Class[a]
2014	$14.75	$0.07	$(0.20)	$(0.13)	$(0.06)	$(1.54)	$–	$(1.60)	$–	$13.02	(0.58)%	$802,517	0.79%	0.79%	0.79%	0.48%	21%

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	–	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

2012	10.79	0.13	1.43	1.56	(0.18)	(0.65)	–	(0.83)	–	11.52	14.72	488,052	0.80	0.80	0.80	1.53	22

2011	12.19	0.03	(1.05)	(1.02)	–	(0.38)	–	(0.38)	–	10.79	(8.33)[1]	241,951	0.78 [2]	0.78 [2]	0.78[2]	0.46 [2]	20

Royce Pennsylvania Mutual Fund–R Class
2014	$14.26	$(0.03)	$(0.19)	$(0.22)	$–	$(1.54)	$–	$(1.54)	$–	$12.50	(1.28)%	$36,622	1.48%	1.48%	1.48%	(0.21)%	21%

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	–	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

2012	10.50	0.07	1.35	1.42	(0.05)	(0.65)	–	(0.70)	–	11.22	13.79	32,977	1.50	1.50	1.50	0.70	22

2011	11.43	(0.05)	(0.50)	(0.55)	–	(0.38)	–	(0.38)	–	10.50	(4.77)	22,542	1.51	1.51	1.51	(0.47)	20

2010	9.28	0.01	2.14	2.15	(0.00)	–	–	(0.00)	–	11.43	23.21	17,868	1.51	1.51	1.51	0.06	25

Royce Pennsylvania Mutual Fund–K Class
2014	$13.04	$(0.02)	$(0.18)	$(0.20)	$–	$(1.54)	$–	$(1.54)	$–	$11.30	(1.24)%	$10,707	1.42%	1.42%	1.42%	(0.15)%	21%

2013	10.29	(0.02)	3.56	3.54	–	(0.79)	–	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

2012	9.68	0.09	1.24	1.33	(0.07)	(0.65)	–	(0.72)	–	10.29	14.04	8,849	1.26	1.26	1.26	0.94	22

2011	10.57	(0.05)	(0.46)	(0.51)	–	(0.38)	–	(0.38)	–	9.68	(4.78)	5,800	1.55	1.55	1.55	(0.49)	20

2010	8.59	0.00	1.98	1.98	(0.00)	–	–	(0.00)	–	10.57	23.11	3,760	1.61	1.61	1.59	0.01	25

88 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro–Cap Fund–Investment Class
2014	$16.68	$(0.08)	$(0.65)	$(0.73)	$–	$(1.48)	$–	$(1.48)	$–	$14.47	(4.13)%	$414,120	1.52%	1.52%	1.52%	(0.49)%	18%

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	–	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

2012	14.55	0.05	1.07	1.12	(0.01)	(0.88)	–	(0.89)	–	14.78	7.93	740,364	1.47	1.47	1.47	0.29	15

2011	17.57	(0.07)	(2.05)	(2.12)	(0.20)	(0.70)	–	(0.90)	–	14.55	(12.04)	904,168	1.50	1.50	1.50	(0.50)	35

2010	13.71	(0.03)	4.14	4.11	(0.25)	–	–	(0.25)	–	17.57	30.06	1,085,782	1.50	1.50	1.50	(0.27)	36

Royce Micro–Cap Fund–Service Class
2014	$16.48	$(0.10)	$(0.65)	$(0.75)	$–	$(1.48)	$–	$(1.48)	$0.01	$14.26	(4.24)%	$38,645	1.77%	1.77%	1.66%	(0.63)%	18%

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	–	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

2012	14.41	0.02	1.06	1.08	–	(0.88)	–	(0.88)	–	14.61	7.76	109,457	1.74	1.74	1.66	0.14	15

2011	17.43	(0.10)	(2.04)	(2.14)	(0.18)	(0.70)	–	(0.88)	–	14.41	(12.23)	122,479	1.76	1.76	1.66	(0.65)	35

2010	13.61	(0.08)	4.14	4.06	(0.24)	–	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36

Royce Micro–Cap Fund–Consultant Class
2014	$14.48	$(0.20)	$(0.57)	$(0.77)	$–	$(1.48)	$–	$(1.48)	$–	$12.23	(5.03)%	$75,868	2.48%	2.48%	2.48%	(1.45)%	18%

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	–	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

2012	13.11	(0.10)	0.95	0.85	–	(0.88)	–	(0.88)	–	13.08	6.77	120,871	2.55	2.55	2.55	(0.77)	15

2011	15.91	(0.21)	(1.84)	(2.05)	(0.05)	(0.70)	–	(0.75)	–	13.11	(12.86)	134,752	2.42	2.42	2.42	(1.41)	35

2010	12.45	(0.15)	3.74	3.59	(0.13)	–	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36

Royce Premier Fund–Investment Class
2014	$22.11	$0.08	$(0.32)	$(0.24)	$(0.08)	$(2.07)	$–	$(2.15)	$–	$19.72	(0.86)%	$4,097,961	1.10%	1.10%	1.10%	0.34%	9%

2013	19.16	0.00	5.22	5.22	–	(2.27)	–	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

2012	18.52	0.24	1.85	2.09	(0.24)	(1.21)	–	(1.45)	–	19.16	11.45	4,629,272	1.06	1.06	1.06	1.19	7

2011	20.35	(0.02)	(0.17)	(0.19)	(0.05)	(1.59)	–	(1.64)	–	18.52	(0.86)	4,539,127	1.09	1.09	1.09	(0.11)	18

2010	16.31	(0.01)	4.32	4.31	–	(0.27)	–	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10

Royce Premier Fund–Service Class
2014	$21.70	$0.01	$(0.31)	$(0.30)	$–	$(2.07)	$–	$(2.07)	$–	$19.33	(1.16)%	$172,810	1.38%	1.38%	1.38%	0.05%	9%

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	–	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

2012	18.23	0.19	1.81	2.00	(0.13)	(1.21)	–	(1.34)	–	18.89	11.14	560,553	1.33	1.33	1.32	0.92	7

2011	20.07	(0.07)	(0.16)	(0.23)	(0.02)	(1.59)	–	(1.61)	–	18.23	(1.07)	628,824	1.34	1.34	1.32	(0.33)	18

2010	16.12	(0.05)	4.27	4.22	–	(0.27)	–	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10

Royce Premier Fund–Consultant Class
2014	$19.58	$(0.13)	$(0.29)	$(0.42)	$–	$(2.07)	$–	$(2.07)	$–	$17.09	(1.92)%	$56,884	2.10%	2.10%	2.10%	(0.66)%	9%

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	–	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

2012	16.87	0.02	1.69	1.71	(0.02)	(1.21)	–	(1.23)	–	17.35	10.24	60,568	2.12	2.12	2.12	0.13	7

2011	18.81	(0.21)	(0.14)	(0.35)	–	(1.59)	–	(1.59)	–	16.87	(1.80)	59,766	2.05	2.05	2.05	(1.07)	18

2010	15.24	(0.17)	4.01	3.84	–	(0.27)	–	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS						The Royce Funds 2014 Annual Report to Shareholders | 89

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–Institutional Class
2014	$22.31	$0.12	$(0.34)	$(0.22)	$(0.11)	$(2.07)	$–	$(2.18)	$–	$19.91	(0.79)%	$594,463	0.98%	0.98%	0.98%	0.45%	9%

2013	19.30	0.03	5.25	5.28	–	(2.27)	–	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

2012	18.66	0.26	1.87	2.13	(0.28)	(1.21)	–	(1.49)	–	19.30	11.57	866,277	0.98	0.98	0.98	1.30	7

2011	20.49	0.00	(0.16)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.66	(0.73)	813,837	0.97	0.97	0.97	0.02	18

2010	16.40	0.01	4.35	4.36	–	(0.27)	–	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10

Royce Premier Fund–W Class
2014	$22.16	$0.09	$(0.33)	$(0.24)	$(0.09)	$(2.07)	$–	$(2.16)	$–	$19.76	(0.89)%	$446,380	1.07%	1.07%	1.07%	0.36%	9%

2013	19.20	0.00	5.23	5.23	–	(2.27)	–	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

2012	18.57	0.25	1.85	2.10	(0.26)	(1.21)	–	(1.47)	–	19.20	11.46	533,763	1.05	1.05	1.05	1.19	7

2011	20.40	(0.01)	(0.15)	(0.16)	(0.08)	(1.59)	–	(1.67)	–	18.57	(0.75)	549,648	1.00	1.00	1.00	(0.01)	18

2010	16.33	0.01	4.33	4.34	–	(0.27)	–	(0.27)	–	20.40	26.61	425,397	1.02	1.02	1.02	0.04	10

Royce Premier Fund–R Class
2014	$21.25	$(0.06)	$(0.30)	$(0.36)	$–	$(2.07)	$–	$(2.07)	$–	$18.82	(1.48)%	$27,355	1.71%	1.71%	1.71%	(0.28)%	9%

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	–	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

2012	17.99	0.11	1.80	1.91	(0.08)	(1.21)	–	(1.29)	–	18.61	10.75	28,632	1.68	1.68	1.68	0.57	7

2011	19.91	(0.14)	(0.15)	(0.29)	(0.04)	(1.59)	–	(1.63)	–	17.99	(1.38)	23,653	1.66	1.66	1.66	(0.63)	18

2010	16.07	(0.11)	4.22	4.11	–	(0.27)	–	(0.27)	–	19.91	25.61	10,185	1.78	1.78	1.78	(0.64)	10

Royce Premier Fund–K Class
2014	$8.04	$(0.01)	$(0.15)	$(0.16)	$(0.05)	$(2.07)	$–	$(2.12)	$–	$5.76	(1.50)%	$6,306	1.69%	1.69%	1.69%	(0.25)%	9%

2013	8.19	(0.04)	2.16	2.12	–	(2.27)	–	(2.27)	–	8.04	27.01	8,640	1.59	1.59	1.59	(0.50)	11

2012	8.67	0.08	0.85	0.93	(0.20)	(1.21)	–	(1.41)	–	8.19	11.00	9,707	1.47	1.47	1.47	0.79	7

2011	10.46	(0.05)	(0.09)	(0.14)	(0.06)	(1.59)	–	(1.65)	–	8.67	(1.20)	8,776	1.49	1.49	1.49	(0.46)	18

2010	8.53	(0.04)	2.24	2.20	–	(0.27)	–	(0.27)	–	10.46	25.86	3,845	1.63	1.63	1.59	(0.47)	10

Royce Low-Priced Stock Fund–Investment Class
2014	$13.60	$0.06	$(0.58)	$(0.52)	$(0.01)	$(3.61)	$–	$(3.62)	$–	$9.46	(3.15)%	$50,371	1.25%	1.25%	1.24%	0.46%	29%

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

2012	14.34	0.15	0.50	0.65	(0.25)	(0.91)	–	(1.16)	–	13.83	4.79	255,335	1.26	1.26	1.24	0.86	8

2011	18.31	(0.06)	(2.57)	(2.63)	(0.14)	(1.20)	–	(1.34)	–	14.34	(14.37)	276,247	1.26	1.26	1.24	(0.15)	22

2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	–	(0.24)	–	18.31	31.77	148,144	1.26	1.26	1.24	(0.10)	24

Royce Low-Priced Stock Fund–Service Class
2014	$13.62	$0.03	$(0.58)	$(0.55)	$–	$(3.61)	$–	$(3.61)	$–	$9.46	(3.37)%	$520,905	1.55%	1.55%	1.49%	0.21%	29%

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	–	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

2012	14.31	0.11	0.49	0.60	(0.16)	(0.91)	–	(1.07)	–	13.84	4.48	1,800,089	1.57	1.57	1.49	0.54	8

2011	18.26	(0.06)	(2.60)	(2.66)	(0.09)	(1.20)	–	(1.29)	–	14.31	(14.58)	2,489,189	1.56	1.56	1.49	(0.39)	22

2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	–	(0.21)	–	18.26	31.49	3,456,142	1.60	1.60	1.49	(0.37)	24

90 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Institutional Class
2014	$13.61	$0.08	$(0.58)	$(0.50)	$(0.04)	$(3.61)	$–	$(3.65)	$–	$9.46	(3.01)%	$101,473	1.16%	1.16%	1.16%	0.47%	29%

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	–	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

2012	14.36	0.16	0.49	0.65	(0.26)	(0.91)	–	(1.17)	–	13.84	4.81	969,664	1.20	1.20	1.20	0.92	8

2011	18.33	(0.01)	(2.61)	(2.62)	(0.15)	(1.20)	–	(1.35)	–	14.36	(14.35)	991,706	1.17	1.17	1.17	(0.07)	22

2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	–	(0.24)	–	18.33	31.82	1,077,659	1.18	1.18	1.18	(0.04)	24

Royce Low-Priced Stock Fund–R Class
2014	$13.27	$(0.02)	$(0.56)	$(0.58)	$–	$(3.61)	$–	$(3.61)	$–	$9.08	(3.72)%	$1,892	2.21%	2.21%	1.84%	(0.15)%	29%

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	–	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

2012	14.05	0.04	0.50	0.54	(0.10)	(0.91)	–	(1.01)	–	13.58	4.10	5,823	2.05	2.05	1.84	0.22	8

2011	18.05	(0.19)	(2.49)	(2.68)	(0.12)	(1.20)	–	(1.32)	–	14.05	(14.86)	7,337	1.95	1.95	1.84	(0.72)	22

2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	–	(0.22)	–	18.05	31.00	2,925	2.21	2.21	1.84	(0.67)	24

Royce Low-Priced Stock Fund–K Class
2014	$6.89	$0.01	$(0.34)	$(0.33)	$–	$(3.61)	$–	$(3.61)	$–	$2.95	(3.55)%	$2,011	2.33%	2.33%	1.59%	0.11%	29%

2013	7.90	(0.00)	0.94	0.94	(0.01)	(1.94)	–	(1.95)	–	6.89	12.74	3,841	1.92	1.92	1.59	(0.12)	16

2012	8.65	0.07	0.27	0.34	(0.18)	(0.91)	–	(1.09)	–	7.90	4.42	6,253	1.71	1.71	1.59	0.40	8

2011	11.70	(0.08)	(1.63)	(1.71)	(0.14)	(1.20)	–	(1.34)	–	8.65	(14.71)	8,719	1.68	1.68	1.59	(0.48)	22

2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	–	(0.24)	–	11.70	31.44	4,782	1.78	1.78	1.59	(0.40)	24

Royce Total Return Fund–Investment Class
2014	$16.47	$0.17	$0.00	$0.17	$(0.28)	$(1.62)	$–	$(1.90)	$–	$14.74	1.34%	$3,077,951	1.13%	1.13%	1.13%	0.95%	18%

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	–	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

2012	12.68	0.26	1.54	1.80	(0.23)	(0.62)	–	(0.85)	–	13.63	14.42	3,044,664	1.10	1.10	1.10	1.89	17

2011	13.17	0.15	(0.37)	(0.22)	(0.12)	(0.15)	–	(0.27)	–	12.68	(1.68)	3,106,208	1.12	1.12	1.12	1.10	21

2010	10.81	0.19	2.32	2.51	(0.15)	–	–	(0.15)	–	13.17	23.47	3,562,002	1.14	1.14	1.14	1.64	15

Royce Total Return Fund–Service Class
2014	$16.61	$0.12	$0.01	$0.13	$(0.14)	$(1.62)	$–	$(1.76)	$–	$14.98	1.08%	$232,814	1.42%	1.42%	1.42%	0.60%	18%

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	–	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

2012	12.71	0.22	1.55	1.77	(0.14)	(0.62)	–	(0.76)	–	13.72	14.11	264,528	1.39	1.39	1.39	1.58	17

2011	13.19	0.11	(0.38)	(0.27)	(0.06)	(0.15)	–	(0.21)	–	12.71	(2.01)	282,704	1.41	1.41	1.41	0.82	21

2010	10.81	0.16	2.32	2.48	(0.10)	–	–	(0.10)	–	13.19	23.11	295,656	1.42	1.42	1.42	1.39	15

Royce Total Return Fund–Consultant Class
2014	$16.68	$(0.00)	$0.02	$0.02	$(0.03)	$(1.62)	$–	$(1.65)	$–	$15.05	0.37%	$356,731	2.12%	2.12%	2.12%	(0.04)%	18%

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	–	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

2012	12.77	0.11	1.56	1.67	(0.01)	(0.62)	–	(0.63)	–	13.81	13.19	331,116	2.20	2.20	2.20	0.80	17

2011	13.27	0.02	(0.37)	(0.35)	–	(0.15)	–	(0.15)	–	12.77	(2.64)	328,610	2.07	2.07	2.07	0.15	21

2010	10.90	0.08	2.33	2.41	(0.04)	–	–	(0.04)	–	13.27	22.18	391,886	2.09	2.09	2.09	0.68	15

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS						The Royce Funds 2014 Annual Report to Shareholders | 91

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–Institutional Class
2014	$16.35	$0.18	$0.02	$0.20	$(0.32)	$(1.62)	$–	$(1.94)	$–	$14.61	1.51%	$572,662	1.00%	1.00%	1.00%	1.09%	18%

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	–	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

2012	12.64	0.27	1.54	1.81	(0.28)	(0.62)	–	(0.90)	–	13.55	14.48	408,551	1.02	1.02	1.02	2.02	17

2011	13.14	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.64	(1.55)	390,277	1.00	1.00	1.00	1.26	21

2010	10.80	0.21	2.31	2.52	(0.18)	–	–	(0.18)	–	13.14	23.56	356,038	1.01	1.01	1.01	1.79	15

Royce Total Return Fund–W Class
2014	$16.45	$0.15	$0.03	$0.18	$(0.29)	$(1.62)	$–	$(1.91)	$–	$14.72	1.35%	$261,829	1.13%	1.13%	1.13%	0.97%	18%

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	–	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

2012	12.69	0.26	1.54	1.80	(0.25)	(0.62)	–	(0.87)	–	13.62	14.41	171,603	1.12	1.12	1.12	1.97	17

2011	13.19	0.16	(0.37)	(0.21)	(0.14)	(0.15)	–	(0.29)	–	12.69	(1.58)	132,488	1.05	1.05	1.05	1.27	21

2010	10.83	0.20	2.32	2.52	(0.16)	–	–	(0.16)	–	13.19	23.44	75,063	1.09	1.09	1.09	1.74	15

Royce Total Return Fund–R Class
2014	$16.73	$0.07	$0.01	$0.08	$(0.12)	$(1.62)	$–	$(1.74)	$–	$15.07	0.73%	$65,501	1.72%	1.72%	1.72%	0.37%	18%

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	–	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

2012	12.79	0.18	1.55	1.73	(0.08)	(0.62)	–	(0.70)	–	13.82	13.66	48,797	1.74	1.74	1.74	1.36	17

2011	13.28	0.08	(0.38)	(0.30)	(0.04)	(0.15)	–	(0.19)	–	12.79	(2.23)	34,695	1.68	1.68	1.68	0.62	21

2010	10.88	0.15	2.32	2.47	(0.07)	–	–	(0.07)	–	13.28	22.76	20,011	1.71	1.71	1.71	1.20	15

Royce Total Return Fund–K Class
2014	$12.40	$0.11	$(0.03)	$0.08	$(0.15)	$(1.62)	$–	$(1.77)	$–	$10.71	1.01%	$91,271	1.47%	1.47%	1.47%	0.55%	18%

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	–	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

2012	9.90	0.17	1.21	1.38	(0.13)	(0.62)	–	(0.75)	–	10.53	14.08	163,412	1.43	1.43	1.43	1.51	17

2011	10.31	0.09	(0.30)	(0.21)	(0.05)	(0.15)	–	(0.20)	–	9.90	(1.97)	177,812	1.44	1.44	1.44	0.90	21

2010	8.47	0.13	1.81	1.94	(0.10)	–	–	(0.10)	–	10.31	23.08	95,319	1.43	1.43	1.43	1.46	15

Royce Heritage Fund–Investment Class
2014	$16.24	$0.10	$(0.25)	$(0.15)	$(0.05)	$(0.83)	$–	$(0.88)	$–	$15.21	(0.81)%	$160,558	1.09%	1.09%	1.09%	0.66%	35%

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	–	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

2012	13.07	0.10	1.80	1.90	(0.13)	(0.36)	–	(0.49)	–	14.48	14.70	40,374	1.20	1.20	1.20	0.94	39

2011	15.10	0.01	(1.41)	(1.40)	(0.05)	(0.59)	–	(0.64)	0.01	13.07	(9.16)	21,088	1.22	1.22	1.22	0.15	51

2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	–	(0.37)	–	15.10	27.71	13,313	1.25	1.25	1.24	0.35	66

Royce Heritage Fund–Service Class
2014	$16.20	$0.05	$(0.25)	$(0.20)	$–	$(0.83)	$–	$(0.83)	$–	$15.17	(1.14)%	$175,433	1.43%	1.43%	1.40%	0.32%	35%

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	–	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

2012	13.00	0.08	1.78	1.86	(0.05)	(0.36)	–	(0.41)	–	14.45	14.39	203,112	1.46	1.46	1.45	0.56	39

2011	15.03	(0.01)	(1.40)	(1.41)	(0.03)	(0.59)	–	(0.62)	–	13.00	(9.39)	218,770	1.47	1.47	1.44	(0.07)	51

2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	–	(0.35)	–	15.03	27.50	243,822	1.47	1.47	1.38	0.21	66

92 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund–Consultant Class
2014	$12.57	$(0.07)	$(0.20)	$(0.27)	$–	$(0.83)	$–	$(0.83)	$–	$11.47	(2.02)%	$13,338	2.31%	2.31%	2.31%	(0.59)%	35%

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	–	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

2012	10.64	(0.04)	1.44	1.40	–	(0.36)	–	(0.36)	–	11.68	13.30	13,909	2.41	2.41	2.41	(0.39)	39

2011	12.50	(0.11)	(1.16)	(1.27)	–	(0.59)	–	(0.59)	–	10.64	(10.14)	13,850	2.28	2.28	2.28	(0.91)	51

2010	10.14	(0.08)	2.73	2.65	–	(0.29)	–	(0.29)	–	12.50	26.22	12,801	2.36	2.36	2.36	(0.77)	66

Royce Heritage Fund–R Class
2014	$11.63	$(0.02)	$(0.18)	$(0.20)	$–	$(0.83)	$–	$(0.83)	$–	$10.60	(1.59)%	$3,727	1.89%	1.89%	1.84%	(0.14)%	35%

2013	10.86	(0.05)	2.75	2.70	–	(1.93)	–	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

2012	9.87	0.02	1.34	1.36	(0.01)	(0.36)	–	(0.37)	–	10.86	13.88	4,832	1.95	1.95	1.84	0.17	39

2011	11.63	(0.06)	(1.07)	(1.13)	(0.04)	(0.59)	–	(0.63)	–	9.87	(9.73)	4,081	1.90	1.90	1.84	(0.45)	51

2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	–	(0.32)	–	11.63	26.84	1,909	2.22	2.22	1.84	(0.25)	66

Royce Heritage Fund–K Class
2014	$11.70	$0.02	$(0.19)	$(0.17)	$–	$(0.83)	$–	$(0.83)	$–	$10.70	(1.32)%	$5,462	1.87%	1.87%	1.59%	0.14%	35%

2013	10.90	(0.02)	2.75	2.73	–	(1.93)	–	(1.93)	–	11.70	25.69	6,419	1.70	1.70	1.59	(0.15)	79

2012	9.93	0.04	1.36	1.40	(0.07)	(0.36)	–	(0.43)	–	10.90	14.22	7,077	1.61	1.61	1.59	0.42	39

2011	11.68	(0.04)	(1.08)	(1.12)	(0.04)	(0.59)	–	(0.63)	–	9.93	(9.53)	7,787	1.66	1.66	1.59	(0.24)	51

2010	9.46	(0.03)	2.60	2.57	(0.06)	(0.29)	–	(0.35)	–	11.68	27.29	5,214	1.67	1.67	1.59	(0.00)	66

Royce Opportunity Fund–Investment Class
2014	$15.54	$(0.05)	$(0.09)	$(0.14)	$–	$(1.94)	$–	$(1.94)	$–	$13.46	(0.48)%	$1,284,044	1.14%	1.14%	1.14%	(0.30)%	36%

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	–	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

2012	10.32	0.00	2.30	2.30	–	(0.67)	–	(0.67)	–	11.95	22.59	921,473	1.13	1.13	1.13	0.02	34

2011	12.08	(0.04)	(1.53)	(1.57)	–	(0.19)	–	(0.19)	–	10.32	(12.95)	878,824	1.16	1.16	1.16	(0.38)	35

2010	9.03	(0.04)	3.09	3.05	–	–	–	–	–	12.08	33.78	1,170,607	1.17	1.17	1.17	(0.44)	47

Royce Opportunity Fund–Service Class
2014	$14.92	$(0.09)	$(0.09)	$(0.18)	$–	$(1.94)	$–	$(1.94)	$–	$12.80	(0.74)%	$155,085	1.47%	1.47%	1.47%	(0.64)%	36%

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	–	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

2012	10.03	(0.04)	2.23	2.19	–	(0.67)	–	(0.67)	–	11.55	22.14	205,084	1.46	1.46	1.46	(0.32)	34

2011	11.78	(0.08)	(1.49)	(1.57)	–	(0.19)	–	(0.19)	0.01	10.03	(13.20)	160,496	1.48	1.48	1.48	(0.73)	35

2010	8.83	(0.08)	3.03	2.95	–	–	–	–	–	11.78	33.41	312,728	1.46	1.46	1.46	(0.78)	47

Royce Opportunity Fund–Consultant Class
2014	$14.02	$(0.19)	$(0.10)	$(0.29)	$–	$(1.94)	$–	$(1.94)	$–	$11.79	(1.61)%	$20,518	2.24%	2.24%	2.24%	(1.40)%	36%

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	–	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

2012	9.67	(0.13)	2.14	2.01	–	(0.67)	–	(0.67)	–	11.01	21.09	11,930	2.36	2.36	2.36	(1.22)	34

2011	11.46	(0.15)	(1.45)	(1.60)	–	(0.19)	–	(0.19)	–	9.67	(13.91)	11,884	2.24	2.24	2.24	(1.44)	35

2010	8.66	(0.15)	2.95	2.80	–	–	–	–	–	11.46	32.33	13,126	2.29	2.29	2.29	(1.56)	47

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS						The Royce Funds 2014 Annual Report to Shareholders | 93

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–Institutional Class
2014	$15.71	$(0.03)	$(0.10)	$(0.13)	$–	$(1.94)	$–	$(1.94)	$–	$13.64	(0.41)%	$799,131	1.03%	1.03%	1.03%	(0.20)%	36%

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	–	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

2012	10.40	0.01	2.32	2.33	–	(0.67)	–	(0.67)	–	12.06	22.70	689,939	1.04	1.04	1.04	0.11	34

2011	12.16	(0.03)	(1.54)	(1.57)	–	(0.19)	–	(0.19)	–	10.40	(12.86)	574,826	1.03	1.03	1.03	(0.24)	35

2010	9.07	(0.03)	3.12	3.09	–	–	–	–	–	12.16	34.07	702,220	1.04	1.04	1.04	(0.32)	47

Royce Opportunity Fund–R Class
2014	$14.73	$(0.13)	$(0.10)	$(0.23)	$–	$(1.94)	$–	$(1.94)	$–	$12.56	(1.12)%	$33,699	1.78%	1.78%	1.78%	(0.93)%	36%

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	–	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

2012	9.98	(0.07)	2.22	2.15	–	(0.67)	–	(0.67)	–	11.46	21.85	6,612	2.01	2.01	1.84	(0.62)	34

2011	11.78	(0.10)	(1.51)	(1.61)	–	(0.19)	–	(0.19)	–	9.98	(13.62)	3,088	2.03	2.03	1.84	(0.98)	35

2010	8.86	(0.11)	3.03	2.92	–	–	–	–	–	11.78	32.96	1,407	2.88	2.88	1.84	(1.06)	47

Royce Opportunity Fund–K Class
2014	$13.70	$(0.10)	$(0.09)	$(0.19)	$–	$(1.94)	$–	$(1.94)	$–	$11.57	(0.90)%	$22,892	1.59%	1.59%	1.59%	(0.75)%	36%

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	–	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

2012	9.33	(0.04)	2.08	2.04	–	(0.67)	–	(0.67)	–	10.70	22.19	8,828	1.52	1.52	1.52	(0.36)	34

2011	10.98	(0.07)	(1.39)	(1.46)	–	(0.19)	–	(0.19)	–	9.33	(13.25)	6,484	1.46	1.46	1.46	(0.68)	35

2010	8.24	(0.07)	2.81	2.74	–	–	–	–	–	10.98	33.25	6,657	1.63	1.63	1.59	(0.76)	47

Royce Special Equity Fund–Investment Class
2014	$25.02	$0.13	$0.09	$0.22	$(0.12)	$(2.26)	$–	$(2.38)	$–	$22.86	1.09%	$1,950,211	1.12%	1.12%	1.12%	0.47%	21%

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	–	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

2012	19.70	0.46	2.53	2.99	(0.46)	(1.10)	–	(1.56)	–	21.13	15.36	2,048,091	1.13	1.13	1.13	2.20	31

2011	20.87	0.05	(0.05)	0.00	(0.09)	(1.08)	–	(1.17)	–	19.70	0.08	1,677,393	1.15	1.15	1.15	0.23	23

2010	17.50	0.14	3.29	3.43	(0.06)	–	–	(0.06)	–	20.87	19.61	1,487,632	1.17	1.16	1.16	0.78	21

Royce Special Equity Fund–Service Class
2014	$24.97	$0.06	$0.09	$0.15	$(0.05)	$(2.26)	$–	$(2.31)	$–	$22.81	0.80%	$233,791	1.44%	1.44%	1.39%	0.20%	21%

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	–	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

2012	19.66	0.42	2.52	2.94	(0.38)	(1.10)	–	(1.48)	–	21.12	15.10	250,915	1.43	1.43	1.39	1.90	31

2011	20.83	0.00	(0.05)	(0.05)	(0.05)	(1.08)	–	(1.13)	0.01	19.66	(0.12)	216,143	1.45	1.45	1.39	0.00	23

2010	17.48	0.10	3.27	3.37	(0.03)	–	–	(0.03)	0.01	20.83	19.33	160,870	1.48	1.48	1.39	0.56	21

Royce Special Equity Fund–Consultant Class
2014	$23.57	$(0.13)	$0.09	$(0.04)	$–	$(2.26)	$–	$(2.26)	$–	$21.27	0.04%	$63,981	2.14%	2.14%	2.14%	(0.56)%	21%

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	–	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

2012	18.88	0.23	2.42	2.65	(0.23)	(1.10)	–	(1.33)	–	20.20	14.20	57,755	2.18	2.18	2.18	1.13	31

2011	20.16	(0.15)	(0.05)	(0.20)	–	(1.08)	–	(1.08)	–	18.88	(0.93)	50,253	2.16	2.16	2.16	(0.77)	23

2010	17.03	(0.04)	3.17	3.13	–	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21

94 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund–Institutional Class
2014	$24.88	$0.14	$0.10	$0.24	$(0.15)	$(2.26)	$–	$(2.41)	$–	$22.71	1.17%	$639,723	1.02%	1.02%	1.02%	0.56%	21%

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	–	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

2012	19.63	0.49	2.51	3.00	(0.51)	(1.10)	–	(1.61)	–	21.02	15.46	571,388	1.02	1.02	1.02	2.28	31

2011	20.79	0.07	(0.03)	0.04	(0.12)	(1.08)	–	(1.20)	–	19.63	0.25	481,855	1.03	1.03	1.03	0.36	23

2010	17.44	0.16	3.27	3.43	(0.08)	–	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21

Royce Value Fund–Investment Class
2014	$13.52	$0.04	$(0.05)	$(0.01)	$(0.03)	$(1.67)	$–	$(1.70)	$–	$11.81	0.27%	$140,163	1.18%	1.18%	1.18%	0.32%	38%

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	–	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

2012	10.97	0.15	0.92	1.07	(0.14)	(0.53)	–	(0.67)	–	11.37	9.88	206,316	1.19	1.19	1.19	1.22	25

2011	12.70	0.00	(0.92)	(0.92)	(0.07)	(0.75)	–	(0.82)	0.01	10.97	(7.17)	218,126	1.17	1.17	1.17	0.09	35

2010	10.16	0.03	2.55	2.58	(0.04)	–	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35

Royce Value Fund–Service Class
2014	$13.48	$0.01	$(0.06)	$(0.05)	$–	$(1.67)	$–	$(1.67)	$–	$11.76	(0.02)%	$477,999	1.45%	1.45%	1.45%	0.04%	38%

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	–	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

2012	10.94	0.12	0.91	1.03	(0.10)	(0.53)	–	(0.63)	–	11.34	9.56	831,673	1.45	1.45	1.45	0.90	25

2011	12.65	(0.03)	(0.92)	(0.95)	(0.02)	(0.75)	–	(0.77)	0.01	10.94	(7.41)	1,083,903	1.45	1.45	1.44	(0.23)	35

2010	10.13	0.00	2.53	2.53	(0.01)	–	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35

Royce Value Fund–Consultant Class
2014	$12.68	$(0.09)	$(0.05)	$(0.14)	$–	$(1.67)	$–	$(1.67)	$–	$10.87	(0.74)%	$26,716	2.21%	2.21%	2.21%	(0.71)%	38%

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	–	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

2012	10.46	0.02	0.89	0.91	(0.03)	(0.53)	–	(0.56)	–	10.81	8.77	33,480	2.26	2.26	2.26	0.15	25

2011	12.21	(0.11)	(0.89)	(1.00)	–	(0.75)	–	(0.75)	–	10.46	(8.20)	36,104	2.17	2.17	2.17	(0.94)	35

2010	9.84	(0.07)	2.44	2.37	–	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35

Royce Value Fund–Institutional Class
2014	$13.53	$0.06	$(0.06)	$0.00	$(0.05)	$(1.67)	$–	$(1.72)	$–	$11.81	0.35%	$196,543	1.05%	1.05%	1.05%	0.46%	38%

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	–	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

2012	10.98	0.17	0.92	1.09	(0.16)	(0.53)	–	(0.69)	–	11.38	10.04	202,643	1.05	1.05	1.05	1.41	25

2011	12.71	0.03	(0.94)	(0.91)	(0.07)	(0.75)	–	(0.82)	–	10.98	(7.12)	190,591	1.04	1.04	1.04	0.19	35

2010	10.17	0.05	2.54	2.59	(0.05)	–	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35

Royce Value Fund–R Class
2014	$13.19	$(0.03)	$(0.06)	$(0.09)	$–	$(1.67)	$–	$(1.67)	$–	$11.43	(0.34)%	$31,043	1.77%	1.77%	1.77%	(0.26)%	38%

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	–	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

2012	10.78	0.07	0.91	0.98	(0.07)	(0.53)	–	(0.60)	–	11.16	9.18	37,679	1.85	1.85	1.85	0.59	25

2011	12.54	(0.06)	(0.91)	(0.97)	(0.04)	(0.75)	–	(0.79)	–	10.78	(7.75)	34,151	1.68	1.68	1.68	(0.44)	35

2010	10.05	(0.02)	2.51	2.49	(0.00)	–	–	(0.00)	–	12.54	24.81	26,524	1.68	1.67	1.67	(0.16)	35

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS						The Royce Funds 2014 Annual Report to Shareholders | 95

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund–K Class
2014	$10.65	$(0.02)	$(0.06)	$(0.08)	$–	$(1.67)	$–	$(1.67)	$–	$8.90	(0.32)%	$9,363	1.67%	1.67%	1.67%	(0.18)%	38%

2013	9.14	(0.03)	2.51	2.48	–	(0.97)	–	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

2012	8.95	0.09	0.75	0.84	(0.12)	(0.53)	–	(0.65)	–	9.14	9.49	18,209	1.53	1.53	1.53	0.98	25

2011	10.54	(0.03)	(0.77)	(0.80)	(0.04)	(0.75)	–	(0.79)	–	8.95	(7.54)	14,079	1.54	1.54	1.54	(0.33)	35

2010	8.46	(0.00)	2.10	2.10	(0.02)	–	–	(0.02)	–	10.54	24.82	13,195	1.50	1.50	1.50	0.01	35

Royce Value Plus Fund–Investment Class
2014	$17.03	$(0.07)	$0.68	$0.61	$–	$(3.28)	$–	$(3.28)	$–	$14.36	4.04%	$295,412	1.33%	1.33%	1.33%	(0.40)%	52%

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	–	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

2012	12.04	(0.02)	1.88	1.86	–	–	–	–	–	13.90	15.45	228,016	1.27	1.27	1.27	(0.14)	32

2011	13.52	(0.06)	(1.27)	(1.33)	(0.15)	–	–	(0.15)	–	12.04	(9.79)	298,073	1.13	1.13	1.13	(0.42)	49

2010	11.31	(0.02)	2.31	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	305,161	1.08	1.08	1.08	(0.14)	48

Royce Value Plus Fund–Service Class
2014	$16.93	$(0.09)	$0.67	$0.58	$–	$(3.28)	$–	$(3.28)	$–	$14.23	3.89%	$572,899	1.44%	1.44%	1.42%	(0.51)%	52%

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	–	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

2012	12.00	(0.04)	1.87	1.83	–	–	–	–	–	13.83	15.25	966,735	1.45	1.45	1.44	(0.33)	32

2011	13.42	(0.08)	(1.26)	(1.34)	(0.08)	–	–	(0.08)	–	12.00	(9.98)	1,417,973	1.44	1.44	1.42	(0.74)	49

2010	11.24	(0.06)	2.27	2.21	(0.03)	–	–	(0.03)	–	13.42	19.70	2,454,325	1.44	1.44	1.42	(0.53)	48

Royce Value Plus Fund–Consultant Class
2014	$15.99	$(0.22)	$0.63	$0.41	$–	$(3.28)	$–	$(3.28)	$–	$13.12	3.05%	$17,158	2.29%	2.29%	2.29%	(1.37)%	52%

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	–	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

2012	11.60	(0.15)	1.79	1.64	–	–	–	–	–	13.24	14.14	19,618	2.37	2.37	2.37	(1.21)	32

2011	12.99	(0.19)	(1.20)	(1.39)	–	–	–	–	–	11.60	(10.70)	20,245	2.19	2.19	2.19	(1.50)	49

2010	10.93	(0.14)	2.20	2.06	–	–	–	–	–	12.99	18.85	30,279	2.16	2.16	2.16	(1.26)	48

Royce Value Plus Fund–Institutional Class
2014	$17.09	$(0.03)	$0.68	$0.65	$–	$(3.28)	$–	$(3.28)	$–	$14.46	4.26%	$38,718	1.06%	1.06%	1.06%	(0.16)%	52%

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	–	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

2012	12.05	0.01	1.88	1.89	–	–	–	–	–	13.94	15.68	216,572	1.06	1.06	1.06	0.08	32

2011	13.52	(0.01)	(1.30)	(1.31)	(0.16)	–	–	(0.16)	–	12.05	(9.70)	261,425	1.05	1.05	1.05	(0.36)	49

2010	11.31	(0.01)	2.30	2.29	(0.08)	–	–	(0.08)	–	13.52	20.25	425,911	1.04	1.04	1.04	(0.12)	48

Royce Value Plus Fund–R Class
2014	$16.43	$(0.15)	$0.64	$0.49	$–	$(3.28)	$–	$(3.28)	$–	$13.64	3.45%	$1,360	2.35%	2.35%	1.84%	(0.93)%	52%
2013	13.51	(0.16)	4.43	4.27	–	(1.35)	–	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

2012	11.77	(0.09)	1.83	1.74	–	–	–	–	–	13.51	14.78	1,221	2.35	2.35	1.84	(0.66)	32

2011	13.24	(0.15)	(1.23)	(1.38)	(0.09)	–	–	(0.09)	–	11.77	(10.40)	1,079	2.45	2.45	1.84	(1.12)	49

2010	11.13	(0.11)	2.26	2.15	(0.04)	–	–	(0.04)	–	13.24	19.34	942	2.75	2.75	1.84	(0.90)	48

96 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund–K Class
2014	$11.96	$(0.08)	$0.45	$0.37	$–	$(3.28)	$–	$(3.28)	$–	$9.05	3.75%	$497	3.63%	3.63%	1.59%	(0.67)%	52%

2013	10.10	(0.10)	3.31	3.21	(0.00)	(1.35)	–	(1.35)	–	11.96	32.31	968	2.62	2.62	1.59	(0.82)	45

2012	8.78	(0.04)	1.36	1.32	–	–	–	–	–	10.10	15.03	486	2.96	2.96	1.59	(0.45)	32

2011	9.77	(0.08)	(0.91)	(0.99)	–	–	–	–	–	8.78	(10.13)	501	1.86	1.86	1.59	(0.86)	49

2010	8.22	(0.06)	1.67	1.61	(0.06)	–	–	(0.06)	–	9.77	19.55	1,851	1.88	1.88	1.59	(0.67)	48

Royce 100 Fund–Investment Class
2014	$10.11	$(0.00)	$(0.32)	$(0.32)	$–	$(1.05)	$–	$(1.05)	$–	$8.74	(2.95)%	$68,898	1.22%	1.22%	1.22%	(0.03)%	39%

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	–	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

2012	8.74	0.12	0.88	1.00	(0.15)	(0.74)	–	(0.89)	–	8.85	11.78	68,395	1.19	1.19	1.19	1.31	13

2011	9.82	(0.03)	(0.60)	(0.63)	(0.00)	(0.45)	–	(0.45)	–	8.74	(6.31)	63,012	1.17	1.17	1.17	(0.27)	27

2010	7.94	0.03	1.96	1.99	–	(0.11)	–	(0.11)	–	9.82	25.06	66,011	1.17	1.17	1.17	0.33	27

Royce 100 Fund–Service Class
2014	$10.05	$(0.04)	$(0.31)	$(0.35)	$–	$(1.05)	$–	$(1.05)	$–	$8.65	(3.26)%	$149,736	1.52%	1.52%	1.50%	(0.39)%	39%

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	–	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

2012	8.67	0.11	0.86	0.97	(0.09)	(0.74)	–	(0.83)	–	8.81	11.52	220,674	1.46	1.46	1.42	1.03	13

2011	9.76	(0.05)	(0.59)	(0.64)	–	(0.45)	–	(0.45)	–	8.67	(6.52)	310,825	1.47	1.47	1.42	(0.53)	27

2010	7.91	0.00	1.96	1.96	–	(0.11)	–	(0.11)	–	9.76	24.77	366,184	1.50	1.50	1.46	0.03	27

Royce 100 Fund–R Class
2014	$12.67	$(0.09)	$(0.39)	$(0.48)	$–	$(1.05)	$–	$(1.05)	$–	$11.14	(3.61)%	$1,983	2.23%	2.23%	1.84%	(0.73)%	39%

2013	10.84	(0.09)	3.34	3.25	–	(1.42)	–	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

2012	10.46	0.05	1.07	1.12	–	(0.74)	–	(0.74)	–	10.84	10.95	2,554	2.57	2.57	1.84	0.46	13

2011	11.72	(0.10)	(0.71)	(0.81)	–	(0.45)	–	(0.45)	–	10.46	(6.88)	3,469	2.70	2.69	1.84	(0.88)	27

2010	9.52	(0.03)	2.34	2.31	–	(0.11)	–	(0.11)	–	11.72	24.26	1,358	2.22	2.21	1.84	(0.29)	27

Royce 100 Fund–K Class
2014	$12.84	$(0.07)	$(0.38)	$(0.45)	$–	$(1.05)	$–	$(1.05)	$–	$11.34	(3.33)%	$672	2.98%	2.98%	1.59%	(0.53)%	39%

2013	10.95	(0.06)	3.37	3.31	–	(1.42)	–	(1.42)	–	12.84	30.69	2,320	1.78	1.78	1.59	(0.50)	31

2012	10.56	0.11	1.06	1.17	(0.04)	(0.74)	–	(0.78)	–	10.95	11.37	3,554	1.68	1.68	1.59	0.88	13

2011	11.81	(0.08)	(0.72)	(0.80)	–	(0.45)	–	(0.45)	–	10.56	(6.75)	4,447	1.66	1.66	1.59	(0.68)	27

2010	9.57	0.02	2.33	2.35	–	(0.11)	–	(0.11)	–	11.81	24.55	2,915	1.89	1.89	1.59	0.20	27

Royce Dividend Value Fund–Investment Class
2014	$8.90	$0.11	$(0.29)	$(0.18)	$(0.10)	$(0.50)	$–	$(0.60)	$–	$8.12	(1.90)%	$176,002	1.21%	1.21%	1.19%	1.25%	22%

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	–	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

2012	6.34	0.14	0.95	1.09	(0.12)	(0.02)	–	(0.14)	–	7.29	17.26	118,820	1.19	1.19	1.19	1.99	28

2011	6.80	0.07	(0.37)	(0.30)	(0.07)	(0.09)	–	(0.16)	–	6.34	(4.46)	85,188	1.20	1.20	1.20	1.14	14

2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	–	(0.11)	–	6.80	30.46	35,626	1.38	1.38	1.24	1.56	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS						The Royce Funds 2014 Annual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and											Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Service Class
2014	$8.98	$0.09	$(0.29)	$(0.20)	$(0.06)	$(0.50)	$–	$(0.56)	$–	$8.22	(2.14)%		$295,560	1.47%	1.47%	1.44%	0.98%	22%

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	–	(0.60)	–	8.98	30.74		407,599	1.48	1.48	1.46	0.87	36

2012	6.38	0.12	0.95	1.07	(0.08)	(0.02)	–	(0.10)	–	7.35	16.95		252,443	1.48	1.48	1.46	1.74	28

2011	6.82	0.05	(0.36)	(0.31)	(0.04)	(0.09)	–	(0.13)	–	6.38	(4.55)		201,634	1.48	1.48	1.46	0.84	14

2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	–	(0.10)	–	6.82	30.11		117,304	1.56	1.56	1.49	1.32	21

Royce Dividend Value Fund–Consultant Class[b]
2014	$10.00	$0.01	$(0.27)	$(0.26)	$(0.02)	$(0.50)	$–	$(0.52)	$–	$9.22	(2.43)%	[1]	$912	9.25%[2]	9.25%[2]	2.24%[2]	0.45%[2]	22%

Royce Dividend Value Fund–Institutional Class[c]
2014	$8.88	$0.12	$(0.29)	$(0.17)	$(0.12)	$(0.50)	$–	$(0.62)	$–	$8.09	(1.76)%		$40,942	1.10%	1.10%	1.04%	1.42%	22%

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	–	(0.65)	–	8.88	31.46		31,236	1.11	1.11	1.04	1.29	36

2012	6.80	0.08	0.50	0.58	(0.08)	(0.02)	–	(0.10)	–	7.28	8.51 [1]		23,460	1.33 [2]	1.33 [2]	1.04 [2]	3.48 [2]	28

Royce Global Value Fund–Investment Class[d]
2014	$13.60	$0.22	$(0.97)	$(0.75)	$(0.27)	$–	$–	$(0.27)	$–	$12.58	(5.49)%		$45,698	1.50%	1.50%	1.50%	1.20%	54%

2013	12.91	0.16	0.68	0.84	(0.16)	–	–	(0.16)	0.01	13.60	6.59		159,366	1.49	1.49	1.49	1.08	41

2012	11.74	0.14	1.19	1.33	(0.16)	–	–	(0.16)	–	12.91	11.37		178,319	1.47	1.47	1.44	1.16	36

2011	14.54	0.13	(2.82)	(2.69)	(0.12)	–	–	(0.12)	0.01	11.74	(18.48)		141,180	1.42	1.42	1.42	0.80	77

2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88 [1]		6,626	2.07 [2]	2.07 [2]	1.44 [2]	(0.58)[2]	42

Royce Global Value Fund–Service Class
2014	$13.68	$0.19	$(0.98)	$(0.79)	$(0.24)	$–	$–	$(0.24)	$–	$12.65	(5.76)%		$29,625	1.80%	1.80%	1.69%	1.03%	54%

2013	12.98	0.15	0.66	0.81	(0.11)	–	–	(0.11)	–	13.68	6.28		48,244	1.83	1.83	1.69	0.84	41

2012	11.77	0.12	1.18	1.30	(0.09)	–	–	(0.09)	–	12.98	11.03		98,274	1.80	1.80	1.69	0.88	36

2011	14.56	0.07	(2.80)	(2.73)	(0.07)	–	–	(0.07)	0.01	11.77	(18.69)		122,574	1.77	1.77	1.69	0.41	77

2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69		141,992	1.84	1.84	1.69	0.01	42

Royce Global Value Fund–Consultant Class[e]
2014	$13.54	$0.04	$(0.91)	$(0.87)	$(0.15)	$–	$–	$(0.15)	$–	$12.52	(6.41)%		$20,707	2.51%	2.51%	2.44%	0.29%	54%

2013	12.88	0.01	0.70	0.71	(0.05)	–	–	(0.05)	–	13.54	5.50		25,663	2.53	2.53	2.44	0.11	41

2012	11.71	0.02	1.17	1.19	(0.02)	–	–	(0.02)	–	12.88	10.13		23,383	2.55	2.55	2.44	0.16	36

2011	15.66	(0.09)	(3.80)	(3.89)	(0.06)	–	–	(0.06)	–	11.71	(24.82)[1]		18,585	2.64[2]	2.64 [2]	2.44 [2]	(0.77)[2]	77

Royce Global Value Fund–R Class[f]
2014	$10.15	$0.06	$(0.67)	$(0.61)	$(0.24)	$–	$–	$(0.24)	$–	$9.30	(6.01)%		$116	8.36%	8.36%	1.99%	0.75%	54%

2013	9.69	0.05	0.53	0.58	(0.12)	–	–	(0.12)	–	10.15	5.98		100	9.50	9.50	1.99	0.48	41

2012	10.00	0.02	(0.21)	(0.19)	(0.12)	–	–	(0.12)	–	9.69	(1.90)[1]		80	19.19 [2]	19.19 [2]	1.99 [2]	0.70 [2]	36

Royce Global Value Fund–K Class[f]
2014	$10.15	$0.10	$(0.70)	$(0.60)	$(0.25)	$–	$–	$(0.25)	$–	$9.30	(5.84)%		$23	76.41%	76.41%	1.74%	0.88%	54%

2013	9.69	0.08	0.52	0.60	(0.14)	–	–	(0.14)	–	10.15	6.24		44	19.21	19.21	1.74	0.80	41

2012	10.00	0.09	(0.27)	(0.18)	(0.13)	–	–	(0.13)	–	9.69	(1.74)[1]		41	29.99 [2]	29.98 [2]	1.74 [2]	1.20 [2]	36

98 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce International Smaller-Companies Fund–Investment Class[g]
2014	$10.00	$0.14	$(0.91)	$(0.77)	$(0.26)	$(1.07)	$–	$(1.33)	$0.01	$7.91	(7.31)%[1]	$1,119	5.53%[2]	5.53%[2]	1.44%[2]	1.45%[2]	78%

Royce International Smaller-Companies Fund–Service Class
2014	$11.99	$0.21	$(1.11)	$(0.90)	$(0.22)	$(1.07)	$–	$(1.29)	$–	$9.80	(7.29)%	$29,610	1.99%	1.99%	1.69%	1.20%	78%

2013	11.28	0.12	1.30	1.42	(0.15)	(0.56)	–	(0.71)	–	11.99	12.73	38,059	2.07	2.07	1.69	1.13	64

2012	9.58	0.14	1.70	1.84	(0.15)	–	–	(0.15)	0.01	11.28	19.39	26,371	2.13	2.13	1.69	1.29	44

2011	12.85	0.10	(2.51)	(2.41)	(0.08)	(0.78)	(0.01)	(0.87)	0.01	9.58	(18.75)	20,103	2.15	2.15	1.69	0.88	38

2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45	18,297	2.35	2.35	1.69	0.45	55

Royce International Smaller-Companies Fund–Institutional Class[h]
2014	$10.00	$0.17	$(0.72)	$(0.55)	$(0.26)	$(1.07)	$–	$(1.33)	$–	$8.12	(5.22)%[1]	$2,353	2.63%[2]	2.63%[2]	1.44%[2]	1.58%[2]	78%

Royce Special Equity Multi-Cap Fund–Investment Class[i]
2014	$14.92	$0.10	$1.30	$1.40	$(0.11)	$(0.66)	$–	$(0.77)	$–	$15.55	9.53%	$123,545	0.97%	0.97%	0.96%	0.95%	39%

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	–	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

2012	11.54	0.12	0.22	0.34	(0.14)	(0.10)	–	(0.24)	–	11.64	3.00 [1]	34,375	1.19 [2]	1.19 [2]	1.16 [2]	1.55 [2]	14

Royce Special Equity Multi-Cap Fund–Service Class[j]
2014	$14.96	$0.10	$1.27	$1.37	$(0.07)	$(0.66)	$–	$(0.73)	$–	$15.60	9.28%	$94,878	1.34%	1.34%	1.24%	0.66%	39%

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	–	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

2012	10.64	0.13	1.10	1.23	(0.09)	(0.10)	–	(0.19)	–	11.68	11.62	43,690	1.51	1.51	1.36	1.15	14

2011	10.00	0.06	0.65	0.71	(0.06)	(0.02)	–	(0.08)	0.01	10.64	7.20 [1]	36,811	1.97 [2]	1.97 [2]	1.39 [2]	1.45 [2]	5

Royce Special Equity Multi-Cap Fund–Consultant Class[h]
2014	$10.00	$(0.04)	$1.48	$1.44	$(0.06)	$(0.66)	$–	$(0.72)	$–	$10.72	14.57%[1]	$9,223	2.54%[2]	2.54%[2]	1.99%[2]	(0.05)%[2]	39%

Royce Special Equity Multi-Cap Fund–Institutional Class[k]
2014	$14.92	$0.12	$1.30	$1.42	$(0.12)	$(0.66)	$–	$(0.78)	$–	$15.56	9.64%	$75,941	0.93%	0.93%	0.89%	1.01%	39%

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	–	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

2012	11.83	0.10	(0.03)	0.07	(0.16)	(0.10)	–	(0.26)	–	11.64	0.61 [1]	30,905	1.21 [2]	1.21 [2]	1.04 [2]	1.76 [2]	14

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on June 6, 2011.
[b]	The Class commenced operations on March 21, 2014.
[c]	The Class commenced operations on September 4, 2012.
[d]	The Class commenced operations on September 1, 2010.
[e]	The Class commenced operations on May 2, 2011.
[f]	The Class commenced operations on March 21, 2012.
[g]	The Class commenced operations on January 22, 2014.
[h]	The Class commenced operations on January 27, 2014.
[i]	The Class commenced operations on March 1, 2012.
[j]	The Class commenced operations on January 3, 2011.
[k]	The Class commenced operations on April 18, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 99

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are fifteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
At December 31, 2014, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Smaller-Companies Fund 11%

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2014. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Pennsylvania Mutual Fund
Common Stocks	$5,557,087,646	$109,217,359	$–	$5,666,305,005

Cash Equivalents	62,985,137	109,019,000	–	172,004,137

100 | The Royce Funds 2014 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Micro-Cap Fund
Common Stocks	$484,994,602	$22,090,409	$1,049,127	$508,134,138

Cash Equivalents	22,089,668	20,212,000	–	42,301,668

Royce Premier Fund
Common Stocks	5,147,213,992	140,151,334	–	5,287,365,326

Cash Equivalents	84,024,012	185,743,000	–	269,767,012

Royce Low-Priced Stock Fund
Common Stocks	585,382,571	53,019,618	–	638,402,189

Cash Equivalents	20,346,322	35,516,000	–	55,862,322

Royce Total Return Fund
Common Stocks	4,337,588,529	184,354,471	–	4,521,943,000

Cash Equivalents	5,893,087	109,237,000	–	115,130,087

Royce Heritage Fund
Common Stocks	296,248,609	50,612,503	–	346,861,112

Cash Equivalents	964,385	12,085,000	–	13,049,385

Royce Opportunity Fund
Common Stocks	2,152,130,545	172,278	–	2,152,302,823

Cash Equivalents	164,589,994	164,768,000	–	329,357,994

Royce Special Equity Fund
Common Stocks	2,726,799,393	4,558,225	–	2,731,357,618

Cash Equivalents	–	169,503,000	–	169,503,000

Royce Value Fund
Common Stocks	869,365,770	–	–	869,365,770

Cash Equivalents	–	16,293,000	–	16,293,000

Royce Value Plus Fund
Common Stocks	856,108,736	51,953,387	–	908,062,123

Cash Equivalents	104,586,929	22,541,000	–	127,127,929

Royce 100 Fund
Common Stocks	207,740,774	2,889,533	–	210,630,307

Cash Equivalents	–	9,261,000	–	9,261,000

Royce Dividend Value Fund
Common Stocks	445,959,351	67,155,443	–	513,114,794

Cash Equivalents	753,190	1,561,000	–	2,314,190

Royce Global Value Fund
Common Stocks	33,503,153	55,600,833	–	89,103,986

Cash Equivalents	–	8,407,000	–	8,407,000

Royce International Smaller-Companies Fund
Common Stocks	1,386,605	31,175,445	–	32,562,050

Cash Equivalents	–	1,860,000	–	1,860,000

Royce Special Equity Multi-Cap Fund
Common Stocks	277,484,211	–	–	277,484,211

Cash Equivalents	–	28,523,000	–	28,523,000

For the year ended December 31, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2014, the following Funds had securities transfer from Level 1 to Level 2 within the fair value hierarchy:

	TRANSFERS FROM		TRANSFERS FROM
	LEVEL 1 TO LEVEL 2		LEVEL 1 TO LEVEL 2

Royce Pennsylvania Mutual Fund	$ 74,235,654	Royce Heritage Fund	$ 43,471,233

Royce Micro-Cap Fund	20,980,619	Royce Value Plus Fund	32,975,227

Royce Premier Fund	93,265,167	Royce Dividend Value Fund	60,871,159

Royce Low-Priced Stock Fund	49,541,592	Royce Global Value Fund	28,726,001

Royce Total Return Fund	120,427,853	Royce International Smaller-Companies Fund	23,326,705

The Royce Funds 2014 Annual Report to Shareholders | 101

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:
	BALANCE AS OF 12/31/13	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/14

Royce Micro-Cap Fund

Common Stocks	$411,368	$637,759	$1,049,127

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/14	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

Common Stocks	$1,049,127	Market Approach	Liquidity Discount	30%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.
The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2014:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Royce Pennsylvania Mutual Fund

Securities on Loan/Collateral on Loaned Securities	$ 62,985,137	$ (62,985,137)	$ –

Royce Micro-Cap Fund

Securities on Loan/Collateral on Loaned Securities	22,089,668	(22,089,668)	–

Royce Premier Fund

Securities on Loan/Collateral on Loaned Securities	84,024,012	(84,024,012)	–

Royce Low-Priced Stock Fund

Securities on Loan/Collateral on Loaned Securities	20,346,322	(20,346,322)	–

102 | The Royce Funds 2014 Annual Report to Shareholders

SECURITIES LENDING (continued):

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Royce Total Return Fund

Securities on Loan/Collateral on Loaned Securities	$ 5,893,087	$ (5,893,087)	–

Royce Heritage Fund

Securities on Loan/Collateral on Loaned Securities	964,385	(964,385)	–

Royce Opportunity Fund

Securities on Loan/Collateral on Loaned Securities	164,589,994	(164,589,994)	–

Royce Value Plus Fund

Securities on Loan/Collateral on Loaned Securities	104,586,929	(104,586,929)	–

Royce Dividend Value Fund

Securities on Loan/Collateral on Loaned Securities	753,190	(753,190)	–

[1]Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2014.

The Royce Funds 2014 Annual Report to Shareholders | 103

Notes to Financial Statements(continued)

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) FROM
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Pennsylvania Mutual Fund
Investment Class	$506,526,617	$605,005,254	$370,880,440	$240,617,073	$(1,567,279,750)	$(1,199,534,491)	$(689,872,693)	$(353,912,164)

Service Class	99,828,552	158,543,673	28,968,181	31,528,901	(328,139,978)	(205,430,442)	(199,343,245)	(15,357,868)

Consultant Class	25,211,845	35,995,184	76,735,320	44,509,769	(116,343,597)	(110,412,807)	(14,396,432)	(29,907,854)

Institutional Class	343,125,813	227,429,558	89,605,015	42,182,078	(351,584,299)	(88,116,686)	81,146,529	181,494,950

R Class	8,053,228	12,175,418	4,003,806	2,317,814	(14,849,573)	(12,674,989)	(2,792,539)	1,818,243

K Class	2,508,960	3,353,854	1,293,444	615,573	(3,363,284)	(3,487,416)	439,120	482,011

Royce Micro-Cap Fund

Investment Class	33,996,859	98,858,542	34,181,364	43,274,805	(239,040,752)	(314,723,445)	(170,862,529)	(172,590,098)

Service Class	11,050,878	24,900,898	3,280,443	5,561,270	(48,179,138)	(69,726,173)	(33,847,817)	(39,264,005)

Consultant Class	2,107,865	4,190,480	8,255,066	8,921,529	(37,203,785)	(28,337,765)	(26,840,854)	(15,225,756)

Royce Premier Fund

Investment Class	382,768,920	643,271,846	342,058,115	461,289,856	(1,272,200,430)	(1,344,940,951)	(547,373,395)	(240,379,249)

Service Class	37,616,729	91,471,655	16,483,596	46,476,184	(183,633,439)	(447,736,768)	(129,533,114)	(309,788,929)

Consultant Class	2,338,877	3,234,960	5,704,199	6,793,623	(10,578,088)	(11,667,823)	(2,535,012)	(1,639,240)

Institutional Class	111,264,468	171,612,186	67,113,888	88,971,062	(505,054,873)	(271,899,788)	(326,676,517)	(11,316,540)

W Class	48,647,645	67,696,518	33,267,513	41,113,353	(138,651,861)	(169,817,947)	(56,736,703)	(61,008,076)

R Class	4,881,491	7,171,068	2,707,987	3,194,633	(9,729,538)	(10,803,236)	(2,140,060)	(437,535)

K Class	1,286,179	1,843,765	1,673,519	1,872,975	(3,485,783)	(5,003,511)	(526,085)	(1,286,771)

Royce Low-Priced Stock Fund

Investment Class	26,094,517	25,018,884	13,502,147	11,573,545	(60,873,035)	(207,176,226)	(21,276,371)	(170,583,797)

Service Class	44,977,684	96,303,157	155,283,260	129,195,821	(500,094,797)	(1,029,968,862)	(299,833,853)	(804,469,884)

Institutional Class	17,984,583	52,909,521	28,211,899	65,125,731	(264,759,956)	(749,374,096)	(218,563,474)	(631,338,844)

R Class	345,884	710,708	532,842	412,286	(1,517,342)	(3,837,806)	(638,616)	(2,714,812)

K Class	311,506	1,531,364	1,081,444	838,644	(2,087,925)	(4,536,092)	(694,975)	(2,166,084)

Royce Total Return Fund

Investment Class	362,137,881	528,999,533	302,662,051	304,734,722	(916,819,335)	(849,880,581)	(252,019,403)	(16,146,326)

Service Class	64,225,061	269,258,191	22,994,953	44,274,371	(321,591,822)	(166,019,974)	(234,371,808)	147,512,588

Consultant Class	17,101,346	28,057,748	32,433,723	30,943,470	(62,537,014)	(54,173,983)	(13,001,945)	4,827,235

Institutional Class	140,092,526	215,408,392	63,750,942	52,099,575	(193,581,622)	(149,283,730)	10,261,846	118,224,237

W Class	64,397,705	74,148,184	26,931,314	21,587,603	(51,703,500)	(56,755,936)	39,625,519	38,979,851

R Class	13,541,789	21,893,247	6,802,388	5,827,458	(21,165,292)	(15,151,842)	(821,115)	12,568,863

K Class	47,764,450	107,190,612	13,185,125	21,610,891	(152,866,973)	(126,039,047)	(91,917,398)	2,762,456

Royce Heritage Fund

Investment Class	50,189,428	66,008,028	8,592,153	12,527,322	(6,303,296)	(4,946,365)	52,478,285	73,588,985

Service Class	9,893,864	14,757,297	8,633,861	23,773,697	(54,969,780)	(43,411,963)	(36,442,055)	(4,880,969)

Consultant Class	682,067	1,263,011	844,425	2,151,535	(2,908,579)	(2,515,165)	(1,382,087)	899,381

R Class	627,816	1,847,167	218,815	992,495	(3,523,203)	(1,268,414)	(2,676,572)	1,571,248

K Class	809,955	1,250,136	396,754	1,055,146	(1,690,435)	(3,637,243)	(483,726)	(1,331,961)

Royce Opportunity Fund

Investment Class	193,304,142	332,616,686	146,112,723	109,717,251	(307,673,836)	(228,261,969)	31,743,029	214,071,968

Service Class	44,181,047	143,463,729	19,076,365	33,163,722	(94,875,605)	(235,857,849)	(31,618,193)	(59,230,398)

Consultant Class	6,846,175	4,118,375	2,726,295	1,776,385	(4,696,671)	(2,557,349)	4,875,799	3,337,411

Institutional Class	141,310,734	166,839,476	95,518,937	73,390,855	(183,057,913)	(290,133,892)	53,771,758	(49,903,561)

R Class	16,193,270	13,143,525	4,486,685	2,051,002	(4,927,447)	(1,853,045)	15,752,508	13,341,482

K Class	16,734,919	8,593,690	3,319,386	1,712,998	(11,407,748)	(4,064,844)	8,646,557	6,241,844

Royce Special Equity Fund

Investment Class	251,091,597	493,764,184	155,219,704	187,724,022	(782,681,645)	(607,174,950)	(376,370,344)	74,313,256

Service Class	39,990,897	80,216,174	17,667,281	25,988,233	(136,332,747)	(69,704,292)	(78,674,569)	36,500,115

Consultant Class	3,371,625	5,375,063	5,815,732	6,011,027	(10,136,790)	(7,598,377)	(949,433)	3,787,713

Institutional Class	71,641,743	125,908,328	59,595,359	56,838,996	(136,073,092)	(163,427,568)	(4,835,990)	19,319,756

Royce Value Fund

Investment Class	40,123,987	39,278,557	16,598,054	13,139,768	(94,649,702)	(94,469,427)	(37,927,661)	(42,051,102)

Service Class	32,791,478	57,608,008	54,561,485	46,173,865	(227,864,825)	(384,234,842)	(140,511,862)	(280,452,969)

Consultant Class	3,022,082	2,142,085	3,337,468	2,179,045	(7,409,588)	(11,234,896)	(1,050,038)	(6,913,766)

Institutional Class	18,404,265	25,750,530	24,538,922	15,708,560	(41,423,739)	(60,814,438)	1,519,448	(19,355,348)

R Class	5,066,775	8,633,738	4,166,100	2,587,581	(11,288,399)	(17,983,761)	(2,055,524)	(6,762,442)

K Class	2,640,410	5,372,313	1,486,836	1,401,823	(9,482,843)	(11,489,956)	(5,355,597)	(4,715,820)

104 | The Royce Funds 2014 Annual Report to Shareholders

Capital Share Transactions (in dollars)(continued):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) FROM
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Value Plus Fund
Investment Class	$130,967,883	$45,014,700	$46,641,316	$17,699,284	$(80,347,855)	$(94,732,454)	$97,261,344	$(32,018,470)

Service Class	53,871,837	72,297,178	95,079,165	65,183,044	(321,309,401)	(464,563,649)	(172,358,399)	(327,083,427)

Consultant Class	591,354	1,097,991	3,226,909	1,733,762	(6,267,669)	(3,753,070)	(2,449,406)	(921,317)

Institutional Class	17,848,303	25,026,020	6,945,468	10,959,037	(125,205,240)	(152,001,651)	(100,411,469)	(116,016,594)

R Class	331,566	998,626	271,992	124,721	(625,234)	(1,021,869)	(21,676)	101,478

K Class	157,920	453,654	238,115	102,901	(652,811)	(180,247)	(256,776)	376,308

Royce 100 Fund
Investment Class	48,981,013	18,939,455	6,419,484	7,654,869	(36,418,124)	(44,035,340)	18,982,373	(17,441,016)

Service Class	24,824,949	33,984,238	13,631,471	28,928,569	(97,680,533)	(83,130,559)	(59,224,113)	(20,217,752)

R Class	959,574	1,077,565	168,762	287,743	(1,687,247)	(1,494,820)	(558,911)	(129,512)

K Class	287,289	1,143,767	64,074	231,871	(1,861,662)	(3,312,275)	(1,510,299)	(1,936,637)

Royce Dividend Value Fund
Investment Class	53,534,161	95,594,378	10,979,129	13,847,962	(83,254,012)	(48,840,808)	(18,740,722)	60,601,532

Service Class	44,423,724	133,082,533	16,719,515	23,778,109	(144,774,078)	(65,610,178)	(83,630,839)	91,250,464

Consultant Class	965,582		47,956		(29,381)		984,157

Institutional Class	12,840,709	2,037,602	2,915,622	2,161,756	(2,556,823)	(1,691,088)	13,199,508	2,508,270

Royce Global Value Fund
Investment Class	34,241,857	52,876,116	1,478,512	1,615,070	(139,808,432)	(81,698,507)	(104,088,063)	(27,207,321)

Service Class	4,434,044	11,030,665	463,969	397,892	(21,584,163)	(64,565,756)	(16,686,150)	(53,137,199)

Consultant Class	2,262,356	5,883,100	238,875	85,042	(5,755,653)	(4,873,143)	(3,254,422)	1,094,999

R Class	25,500	48,059	2,886	1,123	–	(32,126)	28,386	17,056

K Class	–	–	601	603	(20,000)	–	(19,399)	603

Royce International Smaller-Companies Fund
Investment Class	1,269,960		98,637		(103,300)		1,265,297

Service Class	24,538,927	15,275,210	3,268,187	2,054,964	(29,545,050)	(7,584,209)	(1,737,936)	9,745,965

Institutional Class	2,956,787		322,024		(500,000)		2,778,811

Royce Special Equity Multi-Cap Fund
Investment Class	66,548,135	19,293,138	5,358,537	3,704,628	(12,872,716)	(6,291,434)	59,033,956	16,706,332

Service Class	27,303,035	27,040,616	3,891,504	4,412,868	(18,556,923)	(10,431,782)	12,637,616	21,021,702

Consultant Class	8,880,332		397,636		(77,401)		9,200,567

Institutional Class	35,830,108	10,145,425	3,725,422	2,916,002	(14,233,983)	(6,513,470)	25,321,547	6,547,957

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Pennsylvania Mutual Fund
Investment Class	36,206,076	46,226,486	30,489,187	16,992,836	(110,659,655)	(89,595,361)	(43,964,392)	(26,376,039)

Service Class	6,949,807	12,154,062	2,824,174	2,231,345	(24,303,578)	(15,280,852)	(14,529,597)	(895,445)

Consultant Class	2,003,148	3,060,812	7,059,367	3,572,100	(9,263,663)	(9,417,039)	(201,148)	(2,784,127)

Institutional Class	23,994,962	16,645,215	7,066,642	2,974,759	(24,871,748)	(6,539,897)	6,189,856	13,080,077

R Class	574,241	954,600	330,114	168,937	(1,066,363)	(969,814)	(162,008)	153,723

K Class	200,117	277,728	117,586	49,089	(266,187)	(290,287)	51,516	36,530

Royce Micro-Cap Fund
Investment Class	2,121,398	6,259,092	2,528,680	2,671,284	(15,045,118)	(20,014,977)	(10,395,040)	(11,084,601)

Service Class	700,023	1,576,795	242,995	347,362	(3,082,010)	(4,567,474)	(2,138,992)	(2,643,317)

Consultant Class	153,824	305,187	692,539	633,631	(2,758,901)	(2,064,361)	(1,912,538)	(1,125,543)

Royce Premier Fund
Investment Class	17,298,122	30,376,140	19,065,823	21,769,221	(59,032,600)	(63,250,311)	(22,668,655)	(11,104,950)

Service Class	1,730,643	4,393,188	893,882	2,235,507	(8,380,293)	(21,601,163)	(5,755,768)	(14,972,468)

Consultant Class	119,767	172,593	340,548	361,940	(540,506)	(616,805)	(80,191)	(82,272)

Institutional Class	4,948,769	8,056,109	3,442,603	4,163,363	(22,872,894)	(12,779,832)	(14,481,522)	(560,360)

W Class	2,184,841	3,209,870	1,723,220	1,936,569	(6,268,848)	(8,004,577)	(2,360,787)	(2,858,138)

R Class	229,555	355,469	147,382	156,830	(456,270)	(518,060)	(79,333)	(5,761)

K Class	160,529	207,939	296,199	242,928	(436,832)	(562,131)	19,896	(111,264)

The Royce Funds 2014 Annual Report to Shareholders | 105

Notes to Financial Statements(continued)

Capital Share Transactions (in shares)(continued):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Low-Priced Stock Fund
Investment Class	1,823,350	1,774,622	1,499,869	879,449	(4,511,651)	(14,606,981)	(1,188,432)	(11,952,910)

Service Class	3,328,649	6,805,969	17,589,337	9,802,415	(39,870,593)	(72,626,280)	(18,952,607)	(56,017,896)

Institutional Class	1,320,098	3,751,445	3,059,858	4,945,006	(19,078,377)	(53,328,942)	(14,698,421)	(44,632,491)

R Class	26,112	51,145	60,140	32,085	(113,771)	(276,221)	(27,519)	(192,991)

K Class	46,361	185,404	378,649	125,734	(301,233)	(545,525)	123,777	(234,387)

Royce Total Return Fund
Investment Class	22,372,344	34,008,791	22,430,864	19,177,169	(58,160,964)	(54,422,666)	(13,357,756)	(1,236,706)

Service Class	3,926,950	18,008,716	1,702,788	2,760,845	(19,785,781)	(10,349,897)	(14,156,043)	10,419,664

Consultant Class	1,048,627	1,777,940	2,209,382	1,916,004	(3,805,888)	(3,421,705)	(547,879)	272,239

Institutional Class	8,770,274	14,208,470	4,474,278	3,302,136	(12,053,533)	(9,643,829)	1,191,019	7,866,777

W Class	3,975,782	4,762,342	1,864,392	1,360,229	(3,193,929)	(3,582,702)	2,646,245	2,539,869

R Class	822,089	1,406,109	462,360	360,304	(1,275,828)	(960,345)	8,621	806,068

K Class	3,906,869	8,917,924	1,258,739	1,801,787	(12,482,664)	(10,408,606)	(7,317,056)	311,105

Royce Heritage Fund
Investment Class	3,146,637	3,942,621	583,366	800,468	(395,548)	(306,338)	3,334,455	4,436,751

Service Class	617,610	922,749	605,064	1,522,989	(3,457,889)	(2,701,430)	(2,235,215)	(255,692)

Consultant Class	55,109	97,007	75,463	177,373	(235,654)	(197,298)	(105,082)	77,082

R Class	55,045	157,302	27,482	88,537	(316,179)	(105,420)	(233,652)	140,419

K Class	70,201	103,658	38,003	93,541	(146,342)	(298,103)	(38,138)	(100,904)

Royce Opportunity Fund
Investment Class	12,687,041	23,132,726	11,528,908	7,393,346	(20,605,360)	(15,864,897)	3,610,589	14,661,175

Service Class	3,006,071	10,451,801	1,657,147	2,327,279	(6,502,632)	(16,570,321)	(1,839,414)	(3,791,241)

Consultant Class	515,572	311,452	239,149	132,566	(344,991)	(197,400)	409,730	246,618

Institutional Class	8,987,079	11,676,520	7,247,263	4,892,724	(12,024,838)	(19,424,495)	4,209,504	(2,855,251)

R Class	1,116,193	956,791	371,647	145,771	(348,481)	(136,455)	1,139,359	966,107

K Class	1,233,120	657,201	296,904	130,963	(859,545)	(304,568)	670,479	483,596

Royce Special Equity Fund
Investment Class	10,375,790	20,852,805	7,392,246	7,776,472	(32,780,612)	(25,209,775)	(15,012,576)	3,419,502

Service Class	1,657,860	3,403,756	891,296	1,078,798	(5,755,208)	(2,906,242)	(3,206,052)	1,576,312

Consultant Class	148,400	237,789	278,799	264,105	(445,924)	(335,357)	(18,725)	166,537

Institutional Class	2,968,109	5,326,316	2,677,947	2,368,292	(5,620,871)	(6,731,297)	25,185	963,311

Royce Value Fund
Investment Class	2,962,049	3,135,123	1,489,706	1,007,651	(7,141,129)	(7,726,784)	(2,689,374)	(3,584,010)

Service Class	2,464,793	4,676,686	5,106,063	3,551,836	(17,413,782)	(31,037,970)	(9,842,926)	(22,809,448)

Consultant Class	245,055	183,439	316,348	178,027	(594,530)	(967,471)	(33,127)	(606,005)

Institutional Class	1,363,836	2,092,657	2,139,400	1,203,721	(3,098,649)	(4,871,428)	404,587	(1,575,050)

R Class	390,274	708,108	375,324	203,266	(885,453)	(1,452,191)	(119,855)	(540,817)

K Class	250,607	541,528	172,087	136,497	(900,345)	(1,140,643)	(477,651)	(462,618)

Royce Value Plus Fund
Investment Class	7,656,782	2,851,911	3,404,492	1,079,225	(4,828,693)	(5,994,135)	6,232,581	(2,062,999)

Service Class	3,129,248	4,643,803	7,488,175	3,998,960	(19,711,434)	(29,187,654)	(9,094,011)	(20,544,891)

Consultant Class	38,547	72,690	251,709	112,509	(396,344)	(252,539)	(106,088)	(67,340)

Institutional Class	1,030,329	1,576,410	491,639	666,203	(7,208,614)	(9,418,226)	(5,686,646)	(7,175,613)

R Class	20,086	66,892	20,404	7,884	(38,468)	(67,496)	2,022	7,280

K Class	12,887	39,389	26,936	8,932	(65,796)	(15,469)	(25,973)	32,852

Royce 100 Fund
Investment Class	4,896,139	1,918,300	765,609	786,729	(3,728,666)	(4,481,066)	1,933,082	(1,776,037)

Service Class	2,533,436	3,419,533	1,899,069	2,991,579	(10,198,107)	(8,383,582)	(5,765,602)	(1,972,470)

R Class	77,893	85,981	15,511	23,585	(137,046)	(123,506)	(43,642)	(13,940)

K Class	22,709	92,262	5,788	18,760	(149,939)	(254,841)	(121,442)	(143,819)

Royce Dividend Value Fund
Investment Class	6,107,891	11,682,957	1,432,854	1,624,572	(9,643,658)	(5,819,566)	(2,102,913)	7,487,963

Service Class	5,033,545	15,995,933	2,128,903	2,758,492	(16,596,059)	(7,734,636)	(9,433,611)	11,019,789

Consultant Class	96,722		5,327		(3,188)		98,861

Institutional Class	1,472,932	245,393	365,097	254,395	(295,202)	(202,230)	1,542,827	297,558

106 | The Royce Funds 2014 Annual Report to Shareholders

Capital Share Transactions (in shares)(continued):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Global Value Fund
Investment Class	2,430,818	4,055,905	133,403	122,354	(10,653,392)	(6,270,310)	(8,089,171)	(2,092,051)

Service Class	314,008	840,469	40,116	29,962	(1,540,282)	(4,915,611)	(1,186,158)	(4,045,180)

Consultant Class	168,211	452,132	19,342	6,467	(428,708)	(378,187)	(241,155)	80,412

R Class	2,359	4,926	315	114	–	(3,429)	2,674	1,611

K Class	–	–	66	61	(1,992)	–	(1,926)	61

Royce International Smaller-Companies Fund
Investment Class	138,719		12,760		(10,000)		141,479

Service Class	2,070,356	1,306,197	351,297	176,089	(2,572,623)	(646,447)	(150,970)	835,839

Institutional Class	297,157		40,557		(47,847)		289,867

Royce Special Equity Multi-Cap Fund
Investment Class	4,256,073	1,419,512	356,996	256,021	(852,315)	(446,425)	3,760,754	1,229,108

Service Class	1,800,024	1,938,884	267,339	303,917	(1,215,439)	(754,027)	851,924	1,488,774

Consultant Class	829,645		38,088		(7,158)		860,575

Institutional Class	2,353,132	791,666	245,902	201,381	(941,028)	(426,933)	1,658,006	566,114

Investment Adviser and Distributor:
 INVESTMENT ADVISER: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2015, is shown below to the extent that it impacted net expenses for the year ended December 31, 2014. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS[1]	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP							YEAR ENDED DECEMBER 31, 2014

		Investment Class[4]	Service Class[4]	Consultant Class[4]	Institutional Class[4]	W Class[4]	R Class[4]	K Class[4]	Net advisory fees	Advisory fees waived

Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$49,733,575	$–

Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	9,122,354	–

Royce Premier Fund	0.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	61,049,392	–

Royce Low-Priced Stock Fund	1.08%[3]	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	11,580,352	–

Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	48,817,291	–

Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	3,626,249	–

Royce Opportunity Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	24,483,790	–

Royce Special Equity Fund	0.98%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	31,513,578	–

Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,195,490	–

Royce Value Plus Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	10,730,642	–

Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	2,686,076	–

Royce Dividend Value Fund	1.00%	N/A	N/A	2.24%	1.04%	N/A	N/A	N/A	5,891,874	85,816

Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	N/A	N/A	1.99%	1.74%	2,422,039	–

Royce International Smaller-Companies Fund	1.25%	1.44%	1.69%	N/A	1.44%	N/A	N/A	N/A	530,543	84,408

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	1,948,296	16,590

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.25% for Royce Global Value Fund and Royce International Smaller-Companies Fund and 0.85% for Royce Special Equity Multi-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]
Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Prior to July 1, 2014, the base annual contractual advisory fee for Royce Low-Priced Stock Fund was 1.15%.
[4]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

DISTRIBUTOR: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED DECEMBER 31, 2014

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Pennsylvania Mutual Fund – Service Class	0.25%	$ 1,296,760	$ –

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	7,297,087	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	200,653	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	26,724	–

The Royce Funds 2014 Annual Report to Shareholders | 107

Notes to Financial Statements(continued)

DISTRIBUTOR (continued):

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED DECEMBER 31, 2014

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Micro-Cap Fund – Service Class	0.25%	$153,047	$–

Royce Micro-Cap Fund – Consultant Class	1.00%	1,014,916	–

Royce Premier Fund – Service Class	0.25%	634,279	–

Royce Premier Fund – Consultant Class	1.00%	631,726	–

Royce Premier Fund – R Class	0.50%	152,285	–

Royce Premier Fund – K Class	0.25%	18,268	–

Royce Low-Priced Stock Fund – Service Class	0.25%	1,958,649	81,610

Royce Low-Priced Stock Fund – R Class	0.50%	11,733	–

Royce Low-Priced Stock Fund – K Class	0.25%	6,565	–

Royce Total Return Fund – Service Class	0.25%	808,222	–

Royce Total Return Fund – Consultant Class	1.00%	3,805,780	–

Royce Total Return Fund – R Class	0.50%	337,249	–

Royce Total Return Fund – K Class	0.25%	337,136	–

Royce Heritage Fund – Service Class	0.25%	432,720	59,007

Royce Heritage Fund – Consultant Class	1.00%	145,668	–

Royce Heritage Fund – R Class	0.50%	26,355	–

Royce Heritage Fund – K Class	0.25%	15,388	–

Royce Opportunity Fund – Service Class	0.25%	459,522	–

Royce Opportunity Fund – Consultant Class	1.00%	186,822	–

Royce Opportunity Fund – R Class	0.50%	146,084	–

Royce Opportunity Fund – K Class	0.25%	56,137	–

Royce Special Equity Fund – Service Class	0.25%	707,407	–

Royce Special Equity Fund – Consultant Class	1.00%	663,965	–

Royce Value Fund – Service Class	0.25%	1,440,679	–

Royce Value Fund – Consultant Class	1.00%	289,727	–

Royce Value Fund – R Class	0.50%	175,601	–

Royce Value Fund – K Class	0.25%	30,660	–

Royce Value Plus Fund – Service Class	0.25%	1,610,600	140,052

Royce Value Plus Fund – Consultant Class	1.00%	201,714	–

Royce Value Plus Fund – R Class	0.50%	6,997	–

Royce Value Plus Fund – K Class	0.25%	2,298	–

Royce 100 Fund – Service Class	0.25%	448,378	38,989

Royce 100 Fund – R Class	0.50%	12,103	–

Royce 100 Fund – K Class	0.25%	3,241	–

Royce Dividend Value Fund – Service Class	0.25%	873,246	36,385

Royce Dividend Value Fund – Consultant Class	1.00%	3,305	–

Royce Global Value Fund – Service Class	0.25%	102,079	–

Royce Global Value Fund – Consultant Class	1.00%	252,144	–

Royce Global Value Fund – R Class	0.50%	593	–

Royce Global Value Fund – K Class	0.25%	65	–

Royce International Smaller-Companies Fund – Service Class	0.25%	114,949	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	205,229	17,846

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	49,119	–

Purchases and Sales of Investment Securities:
For the year ended December 31, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Royce Pennsylvania Mutual Fund	$1,352,437,652	$2,702,348,724

Royce Micro-Cap Fund	122,535,915	396,180,960

Royce Premier Fund	578,308,648	2,051,983,365

Royce Low-Priced Stock Fund	298,542,865	1,070,511,968

Royce Total Return Fund	882,786,749	1,674,872,153

Royce Heritage Fund	143,313,015	117,480,267

Royce Opportunity Fund	832,620,400	1,027,080,994

Royce Special Equity Fund	592,678,869	1,032,364,015

Royce Value Fund	385,359,251	669,561,268

Royce Value Plus Fund	541,918,895	844,526,652

108 | The Royce Funds 2014 Annual Report to Shareholders

Purchases and Sales of Investment Securities (continued):

	PURCHASES	SALES

Royce 100 Fund	$95,911,946	$143,650,185

Royce Dividend Value Fund	126,115,389	189,821,401

Royce Global Value Fund	98,414,719	224,179,841

Royce International Smaller-Companies Fund	37,154,109	36,608,731

Royce Special Equity Multi-Cap Fund	161,312,367	83,218,290

Redemptions-In-Kind:
The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2014, Royce Premier Fund had redemptions-in-kind with total proceeds in the amount of $134,011,288. The net realized gain on these redemptions-in-kind amounted to $74,425,712, which will not be realized for tax purposes.

Class Specific Expenses:
Class specific expenses were as follows for the period ended December 31, 2014:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Pennsylvania Mutual Fund – Investment Class	$–	$4,730,742	$746,684	$50,998	$(989)	$5,527,435	$–

Royce Pennsylvania Mutual Fund – Service Class	1,296,760	851,604	172,736	21,057	(28)	2,342,129	–

Royce Pennsylvania Mutual Fund – Consultant Class	7,297,087	711,976	160,462	14,516	(233)	8,183,808	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	7,360	61,705	16,301	(3)	85,363	–

Royce Pennsylvania Mutual Fund – R Class	200,653	69,878	5,087	1,700	(13)	277,305	–

Royce Pennsylvania Mutual Fund – K Class	26,724	26,162	2,037	13,378	(2)	68,299	–

	8,821,224	6,397,722	1,148,711	117,950	(1,268)

Royce Micro-Cap Fund – Investment Class	–	715,586	181,086	21,630	(228)	918,074	–

Royce Micro-Cap Fund – Service Class	153,047	76,929	23,745	10,422	(16)	264,127	69,938

Royce Micro-Cap Fund – Consultant Class	1,014,916	104,797	23,864	12,382	(50)	1,155,909	–

	1,167,963	897,312	228,695	44,434	(294)		69,938

Royce Premier Fund – Investment Class	–	4,879,174	966,907	36,819	(796)	5,882,104	–

Royce Premier Fund – Service Class	634,279	316,979	83,088	12,096	(65)	1,046,377	–

Royce Premier Fund – Consultant Class	631,726	56,141	12,783	10,566	(27)	711,189	–

Royce Premier Fund – Institutional Class	–	9,742	69,108	15,234	(6)	94,078	–

Royce Premier Fund – W Class	–	367,934	118,213	18,713	(127)	504,733	–

Royce Premier Fund – R Class	152,285	65,936	5,886	1,700	(5)	225,802	–

Royce Premier Fund – K Class	18,268	20,389	522	13,393	(1)	52,571	–

	1,436,558	5,716,295	1,256,507	108,521	(1,027)

Royce Low-Priced Stock Fund – Investment Class	–	59,398	13,322	11,856	(6)	84,570	6,713

Royce Low-Priced Stock Fund – Service Class	1,958,649	1,167,388	180,897	20,670	(260)	3,327,344	388,545

Royce Low-Priced Stock Fund – Institutional Class	–	6,820	29,009	13,757	(1)	49,585	–

Royce Low-Priced Stock Fund – R Class	11,733	10,989	948	1,700	(2)	25,368	8,682

Royce Low-Priced Stock Fund – K Class	6,565	10,763	725	13,562	(1)	31,614	19,583

	1,976,947	1,255,358	224,901	61,545	(270)		423,523

Royce Total Return Fund – Investment Class	–	3,777,475	678,706	53,471	(752)	4,508,900	–

Royce Total Return Fund – Service Class	808,222	477,039	94,205	18,062	(29)	1,397,499	–

Royce Total Return Fund – Consultant Class	3,805,780	382,983	84,456	10,571	(133)	4,283,657	–

Royce Total Return Fund – Institutional Class	–	10,187	25,547	13,901	(10)	49,625	–

Royce Total Return Fund – W Class	–	252,375	82,269	21,768	(6)	356,406	–

Royce Total Return Fund – R Class	337,249	141,847	9,168	1,701	(18)	489,947	–

Royce Total Return Fund – K Class	337,136	283,304	9,839	14,088	(6)	644,361	–

	5,288,387	5,325,210	984,190	133,562	(954)

The Royce Funds 2014 Annual Report to Shareholders | 109

Notes to Financial Statements(continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Heritage Fund – Investment Class	$–	$21,290	$3,858	$14,283	$(5)	$39,426	$–

Royce Heritage Fund – Service Class	432,720	165,970	58,635	16,207	(155)	673,377	–

Royce Heritage Fund – Consultant Class	145,668	21,941	7,157	7,830	(15)	182,581	–

Royce Heritage Fund – R Class	26,355	14,680	1,275	1,702	(3)	44,009	2,702

Royce Heritage Fund – K Class	15,388	19,098	1,809	13,522	(2)	49,815	17,028

	620,131	242,979	72,734	53,544	(180)		19,730

Royce Opportunity Fund – Investment Class	–	1,369,190	192,401	34,826	(386)	1,596,031	–

Royce Opportunity Fund – Service Class	459,522	286,848	61,524	11,866	(14)	819,746	–

Royce Opportunity Fund – Consultant Class	186,822	24,303	5,913	10,838	(11)	227,865	–

Royce Opportunity Fund – Institutional Class	–	7,676	41,685	19,599	(4)	68,956	–

Royce Opportunity Fund – R Class	146,084	67,161	4,200	1,701	(7)	219,139	–

Royce Opportunity Fund – K Class	56,137	53,905	2,621	14,216	(3)	126,876	–

	848,565	1,809,083	308,344	93,046	(425)

Royce Special Equity Fund – Investment Class	–	1,939,849	378,626	40,601	(363)	2,358,713	–

Royce Special Equity Fund – Service Class	707,407	393,500	91,108	18,080	(233)	1,209,862	136,947

Royce Special Equity Fund – Consultant Class	663,965	57,233	13,911	11,051	(24)	746,136	–

Royce Special Equity Fund – Institutional Class	–	8,911	13,251	14,845	(4)	37,003	–

	1,371,372	2,399,493	496,896	84,577	(624)		136,947

Royce Value Fund – Investment Class	–	181,364	41,485	12,595	(96)	235,348	–

Royce Value Fund – Service Class	1,440,679	815,404	138,752	18,169	(241)	2,412,763	–

Royce Value Fund – Consultant Class	289,727	33,955	7,006	11,194	(9)	341,873	–

Royce Value Fund – Institutional Class	–	6,633	4,284	16,053	(2)	26,968	–

Royce Value Fund – R Class	175,601	76,536	2,869	1,703	(7)	256,702	–

Royce Value Fund – K Class	30,660	30,563	3,888	13,508	(2)	78,617	–

	1,936,667	1,144,455	198,284	73,222	(357)

Royce Value Plus Fund – Investment Class	–	639,535	130,074	14,547	(12)	784,144	–

Royce Value Plus Fund – Service Class	1,610,600	885,715	210,747	21,341	(242)	2,728,161	–

Royce Value Plus Fund – Consultant Class	201,714	33,632	6,610	10,536	(8)	252,484	–

Royce Value Plus Fund – Institutional Class	–	7,253	6,507	11,511	(2)	25,269	–

Royce Value Plus Fund – R Class	6,997	9,033	636	1,700	(1)	18,365	7,105

Royce Value Plus Fund – K Class	2,298	7,971	229	13,383	(1)	23,880	18,753

	1,821,609	1,583,139	354,803	73,018	(266)		25,858

Royce 100 Fund – Investment Class	–	85,295	8,989	12,900	(3)	107,181	–

Royce 100 Fund – Service Class	448,378	264,046	144,302	19,411	(97)	876,040	–

Royce 100 Fund – R Class	12,103	12,689	1,975	1,701	(10)	28,458	9,464

Royce 100 Fund – K Class	3,241	7,674	527	13,564	(1)	25,005	17,993

	463,722	369,704	155,793	47,576	(111)		27,457

Royce Dividend Value Fund – Investment Class	–	225,346	52,831	17,618	(14)	295,781	–

Royce Dividend Value Fund – Service Class	873,246	435,949	136,564	24,927	(497)	1,470,189	–

Royce Dividend Value Fund – Consultant Class	3,305	6,809	140	16,810	–	27,064	23,126

Royce Dividend Value Fund – Institutional Class	–	6,007	140	10,722	–	16,869	16,868

	876,551	674,111	189,675	70,077	(511)		39,994

Royce Global Value Fund – Investment Class	–	127,032	44,722	27,342	(5)	199,091	–

Royce Global Value Fund – Service Class	102,079	52,297	14,502	13,657	(50)	182,485	44,201

Royce Global Value Fund – Consultant Class	252,144	22,417	5,371	12,119	(18)	292,033	18,478

Royce Global Value Fund – R Class	593	6,002	11	1,700	–	8,306	7,552

Royce Global Value Fund – K Class	65	5,993	(1)	13,620	–	19,677	19,576

	354,881	213,741	64,605	68,438	(73)		89,807

110 | The Royce Funds 2014 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce International Smaller-Companies Fund – Investment Class	$–	$7,578	$45	$19,621	$–	$27,244	$27,243

Royce International Smaller-Companies Fund – Service Class	114,949	65,007	9,942	19,225	(14)	209,109	56,615

Royce International Smaller-Companies Fund – Institutional Class	–	7,495	27	19,883	–	27,405	26,497

	114,949	80,080	10,014	58,729	(14)		110,355

Royce Special Equity Multi-Cap Fund – Investment Class	–	27,150	8,927	21,473	(4)	57,546	–

Royce Special Equity Multi-Cap Fund – Service Class	205,229	116,515	37,216	17,554	(18)	376,496	63,745

Royce Special Equity Multi-Cap Fund – Consultant Class	49,119	8,729	1,324	21,385	–	80,557	26,709

Royce Special Equity Multi-Cap Fund – Institutional Class	–	6,061	59	12,886	–	19,006	19,006

	254,348	158,455	47,526	73,298	(22)		109,460

TAX INFORMATION:
     At December 31, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Pennsylvania Mutual Fund	$4,048,123,363	$1,790,185,779	$1,997,292,565	$207,106,786

Royce Micro-Cap Fund	447,760,188	102,675,618	152,399,495	49,723,877

Royce Premier Fund	3,393,510,466	2,163,621,872	2,253,259,079	89,637,207

Royce Low-Priced Stock Fund	562,137,803	132,126,708	164,627,810	32,501,102

Royce Total Return Fund	3,097,471,367	1,539,601,720	1,716,198,884	176,597,164

Royce Heritage Fund	301,088,050	58,822,447	76,614,441	17,791,994

Royce Opportunity Fund	2,140,105,292	341,555,525	553,364,572	211,809,047

Royce Special Equity Fund	2,194,897,108	705,963,510	730,644,012	24,680,502

Royce Value Fund	719,813,899	165,844,871	210,097,529	44,252,658

Royce Value Plus Fund	808,767,788	226,422,264	274,575,557	48,153,293

Royce 100 Fund	170,075,798	49,815,509	53,331,373	3,515,864

Royce Dividend Value Fund	427,613,909	87,815,075	119,887,926	32,072,851

Royce Global Value Fund	100,634,048	(3,123,062)	5,301,910	8,424,972

Royce International Smaller-Companies Fund	35,899,187	(1,477,137)	2,438,224	3,915,361

Royce Special Equity Multi-Cap Fund	265,768,803	40,238,408	44,526,441	4,288,033

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

     Distributions during the years ended December 31, 2014 and 2013, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2014	2013	2014	2013

Royce Pennsylvania Mutual Fund	$43,932,360	$68,505,591	$613,707,099	$314,540,158

Royce Micro-Cap Fund	–	698,929	52,387,408	59,822,655

Royce Premier Fund	20,910,671	–	536,357,291	690,663,435

Royce Low-Priced Stock Fund	339,434	2,484,427	211,494,646	208,678,815

Royce Total Return Fund	90,578,976	86,549,887	453,089,553	418,194,329

Royce Heritage Fund	2,018,745	7,208,445	17,471,788	33,627,291

Royce Opportunity Fund	17,017,298	3,806,785	279,105,352	229,125,496

Royce Special Equity Fund	26,352,843	36,829,522	253,819,292	263,642,808

Royce Value Fund	28,228,550	45,747,747	85,571,976	37,208,696

Royce Value Plus Fund	15,742,439	474,414	163,669,222	99,364,529

Royce 100 Fund	316,884	1,704,252	24,266,367	35,951,838

Royce Dividend Value Fund	12,195,408	14,413,334	23,024,780	27,540,201

The Royce Funds 2014 Annual Report to Shareholders | 111

Notes to Financial Statements(continued)

TAX INFORMATION (continued):

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2014	2013	2014	2013

Royce Global Value Fund	$2,831,668	$2,317,411	$–	$–

Royce International Smaller-Companies Fund	2,170,556	673,503	1,733,853	1,430,858

Royce Special Equity Multi-Cap Fund	4,109,218	3,019,600	9,953,150	8,106,833

The tax basis components of distributable earnings at December 31, 2014, were as follows:

		UNDISTRIBUTED			QUALIFIED
		LONG-TERM			LATE YEAR
	UNDISTRIBUTED	CAPITAL GAINS OR	CAPITAL LOSS	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY	(CAPITAL LOSS	CARRYFORWARD	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
	INCOME	CARRYFORWARD)	TO 12/31/17[1]	(DEPRECIATION)[2]	DEFERRALS[3]	EARNINGS	UTILIZED

Royce Pennsylvania Mutual Fund	$6,703,294	$225,295,994	$–	$1,779,213,598	$(442,035)	$2,010,770,851	$–

Royce Micro-Cap Fund	–	24,143,596	–	102,658,941	(1,643,412)	125,159,125	–

Royce Premier Fund	655,865	15,143,216	–	2,163,492,605	–	2,179,291,686	–

Royce Low-Priced Stock Fund	26,688	–	–	132,130,606	(4,284,781)	127,872,513	–

Royce Total Return Fund	9,066,236	128,341,838	–	1,525,851,995	(3,993,298)	1,659,266,771	–

Royce Heritage Fund	1,055,752	1,500,100	–	58,818,918	(7,790)	61,366,980	–

Royce Opportunity Fund	–	21,206,723	–	341,555,467	(8,266,736)	354,495,454	–

Royce Special Equity Fund	405,822	50,301,924	–	705,963,509	–	756,671,255	–

Royce Value Fund	3,513,483	18,760,576	–	165,844,873	(7,840)	188,111,092	–

Royce Value Plus Fund	6,249,842	29,644,292	–	226,422,344	–	262,316,478	–

Royce 100 Fund	538,577	8,665,568	–	48,576,102	–	57,780,247	–

Royce Dividend Value Fund	2,708,160	7,749,024	–	87,828,842	(14,529)	98,271,497	–

Royce Global Value Fund	164,121	(32,992,507)	(7,981,106)	(3,142,515)	(32,102,010)	(76,054,017)	8,900,665

Royce International Smaller-Companies Fund	8,181	86	–	(1,555,310)	(2,543,011)	(4,490,054)	–

Royce Special Equity Multi-Cap Fund	2,009,858	6,403,867	–	40,238,407	–	48,652,132	–

[1]
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2014, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, equalization, non-deductible excise taxes paid and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID-IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Royce Pennsylvania Mutual Fund	$(2,474,638)	$(95,292,987)	$97,767,625

Royce Micro-Cap Fund	7,361,902	(4,795,535)	(2,566,367)

Royce Premier Fund	95,027	(121,229,609)	121,134,582

Royce Low-Priced Stock Fund	1,020,767	9,276,749	(10,297,516)

Royce Total Return Fund	36,840,380	(123,337,451)	86,497,071

Royce Heritage Fund	(105,493)	105,493	–

Royce Opportunity Fund	7,678,798	(33,251,307)	25,572,509

Royce Special Equity Fund	–	(30,115,425)	30,115,425

Royce Value Fund	(426)	(10,027,484)	10,027,910

Royce Value Plus Fund	6,408,934	(15,649,525)	9,240,591

Royce 100 Fund	807,383	(5,663,489)	4,856,106

Royce Dividend Value Fund	(631,907)	631,986	(79)

Royce Global Value Fund	690,454	(688,179)	(2,275)

Royce International Smaller-Companies Fund	40,629	(39,798)	(831)

Royce Special Equity Multi-Cap Fund	–	–	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2011 - 2014) and has as concluded that as of December 31, 2014, no provision for income tax is required in the Funds’ financial statements.

112 | The Royce Funds 2014 Annual Report to Shareholders

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2014:

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/13	12/31/13	PURCHASES	SALES	(LOSS)	INCOME	12/31/14	12/31/14

Royce Pennsylvania Mutual Fund
America’s Car-Mart	711,516	$30,047,321	$–	$8,609,535	$1,142,294	$–	500,900	$26,738,042

DTS	1,044,829	25,054,999	1,651,960	3,333,760	339,259	–	1,007,929	30,993,817

Fabrinet	1,727,113	35,509,443	7,550,413	6,927,829	453,516	–	1,790,355	31,760,898

Key Tronic	697,735	7,689,040	1,117	190,546	(60,441)	–	681,935	5,414,564

Landauer[1]	492,200	25,894,642	2,610,163	4,963,394	(1,625,394)	1,106,930

PICO Holdings	1,056,784	24,422,278	6,427,984	–	–	–	1,319,011	24,863,357

Preformed Line Products	349,478	25,567,810	182,411	–	–	281,982	352,478	19,255,873

Stanley Furniture[1]	962,235	3,694,982	–	14,879,061	(12,329,138)	–

STRATTEC SECURITY	150,000	6,700,500	8,613,062	–	–	91,560	263,950	21,796,991

Weyco Group	590,500	17,378,415	–	–	–	442,875	590,500	17,520,135

		201,959,430			(12,079,904)	1,923,347		178,343,677

Royce Micro-Cap Fund
Key Technology	370,814	5,313,765	–	427,775	(31,755)	–	339,814	4,349,619

Lincoln Educational Services[1]	1,295,222	6,450,206	–	4,747,645	(3,489,010)	208,410

Truett-Hurst Cl. A	191,900	800,223	–	–	–	–	191,900	758,005

		12,564,194			(3,520,765)	208,410		5,107,624

Royce Premier Fund
Acacia Research	3,152,289	45,834,282	9,171,957	16,101,906	(3,824,021)	1,822,326	3,075,472	52,098,496

Benchmark Electronics	2,843,900	65,637,212	–	2,841,662	649,351	–	2,702,100	68,741,424

Cabot Microelectronics	1,720,272	78,616,431	–	11,750,935	5,073,978	–	1,321,074	62,513,222

Cal-Maine Foods[1]	1,721,686	103,697,148	–	16,761,349	30,747,611	2,757,458

Cirrus Logic[1]	4,420,181	90,304,298	29,305,907	90,995,298	10,737,246	–

Fair Isaac[1]	1,732,600	108,876,584	–	14,409,789	12,420,243	132,278

Fairchild Semiconductor International[1]	6,833,112	91,222,045	–	53,861,575	(2,890,574)	–

Globe Specialty Metals	5,532,472	99,639,821	3,870,526	10,540,966	789,466	1,683,442	5,094,972	87,786,367

Kennedy-Wilson Holdings	3,073,344	68,381,904	55,729,986	2,015,600	855,970	1,867,802	5,318,014	134,545,754

Medicines Company (The)[1]	2,753,525	106,341,135	31,672,063	24,997,116	(4,522,381)	–

MKS Instruments	3,071,910	91,972,985	9,053,800	9,113,747	2,965,211	2,128,421	3,028,910	110,858,106

Myriad Genetics[1]	6,343,965	133,096,386	–	88,377,860	27,692,524	–

Pan American Silver[1]	8,194,097	95,870,935	6,059,630	131,885,142	(51,530,159)	4,253,424

Ritchie Bros. Auctioneers	4,697,750	107,719,408	20,009,769	309,208	2,272,702	2,797,107	5,442,714	146,354,580

Sanderson Farms[1]	1,329,008	96,127,148	–	19,480,266	26,267,793	1,533,639

Schnitzer Steel Industries Cl. A	2,008,038	65,602,602	–	11,955,932	(6,531,251)	1,466,235	1,795,805	40,513,361

SEACOR Holdings	735,065	67,037,928	19,682,483	1,055,840	293,963	–	982,527	72,520,318

Semperit AG Holding	1,917,496	94,951,140	2,671,360	1,488,893	632,621	3,238,836	1,927,361	93,265,167

Silver Standard Resources[1]	4,115,069	28,640,880	–	90,485,519	(63,063,631)	–

Simpson Manufacturing	2,705,933	99,388,919	–	926,432	1,561,206	1,082,603	2,630,933	91,030,282

Strayer Education[1]	1,018,485	35,107,178	–	130,161,939	(62,206,824)	–

Thor Industries	4,216,757	232,891,489	–	14,683,128	10,440,049	4,072,795	3,761,457	210,152,602

Trican Well Service	8,077,100	98,696,878	6,725,525	768,458	1,786,808	2,300,003	8,450,100	40,512,186

Unit Corporation	2,810,073	145,055,968	–	9,710,900	4,871,679	–	2,586,073	88,185,089

Woodward[1]	3,806,024	173,592,755	–	7,082,562	33,504,222	1,161,392

		2,424,303,459			(21,006,198)	32,297,761		1,299,076,954

Royce Low-Priced Stock Fund
Gladstone Land[1]	501,200	8,119,440	–	3,925,812	(1,385,277)	177,313

Seabridge Gold[1]	2,476,592	18,079,122	–	20,652,230	(4,930,859)	–

Tecumseh Products			3,651,516	–	–	–	1,207,365	3,730,758

Universal Technical Institute[1]	1,468,679	20,429,325	–	14,607,795	(5,770,996)	476,888

WaterFurnace Renewable Energy[1]	814,500	18,394,780	–	18,639,052	5,662,635	407,250

		65,022,667			(6,424,497)	1,061,451		3,730,758

Royce Total Return Fund
Barry (R.G.)[1]	1,045,808	20,184,094	–	11,439,507	8,450,294	104,581

Chase Corporation	773,974	27,321,282	–	–	–	464,384	773,974	27,855,324

Houston Wire & Cable	1,216,073	16,271,057	2,633,615	564,364	(76,892)	637,638	1,378,225	16,469,789

The Royce Funds 2014 Annual Report to Shareholders | 113

Notes to Financial Statements(continued)

Transactions in Affiliated Companies (continued):

		MARKET			REALIZED			MARKET
	SHARES	VALUE	COST OF	COST OF	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/13	12/31/13	PURCHASES	SALES	(LOSS)	INCOME	12/31/14	12/31/14

Royce Total Return Fund (continued)
Landauer	427,671	$22,499,771	$4,840,603	$232,090	$(27,744)	$1,048,834	553,400	$18,893,076

Mueller (Paul) Company	116,700	3,571,020	–	–	–	–	116,700	5,391,540

Peapack-Gladstone Financial[1]	604,692	11,549,617	–	–	–	120,938

Starrett (L.S.) Company (The) Cl. A	529,400	7,713,358	–	–	–	211,760	529,400	10,550,942

Village Super Market Cl. A1	732,024	22,700,064	16,337	1,582,441	(316,205)	690,541

		131,810,263			8,029,453	3,278,676		79,160,671

Royce Opportunity Fund
BTU International	723,141	2,111,572	268,303	–	–	–	806,549	2,653,546

CTPartners Executive Search[1]	483,837	2,709,487	391,356	3,500,053	1,323,183	–

Dixie Group	802,653	10,595,020	829,794	720,637	45,387	–	845,735	7,755,390

Hardinge[1]	629,571	9,109,892	165,052	603,530	(90,730)	50,500

Identiv[1]	1,684,292	969,647	3,491,987	36,976	753	–

Interphase Corporation[1]	384,001	1,488,004	154,213	44,383	(5,685)	–

Kid Brands[1]	1,202,959	1,227,018	–	3,981,741	(3,784,318)	–

LMI Aerospace	651,335	9,600,678	968,258	446,867	(169,187)	–	702,037	9,898,722

Magnetek[1]	166,017	3,971,127	547,738	427,156	360,634	–

Pericom Semiconductor	1,380,517	12,231,381	665,380	2,600,984	309,060	–	1,221,199	16,535,034

Planar Systems[1]	1,625,599	4,129,021	–	5,458,938	(2,364,104)	–

SigmaTron International	354,872	3,140,617	32,261	195,671	(34,313)	–	345,772	2,309,757

Spire Corporation	660,120	316,924	12,659	12,156	(5,294)	–	675,600	172,278

TRC Companies	1,712,926	12,230,292	151,744	–	–	–	1,740,430	11,034,326

		73,830,680			(4,414,614)	50,500		50,359,053

Royce Special Equity Fund
Arden Group Cl. A1	243,000	30,741,930	–	17,835,615	12,903,784	–

Atrion Corporation	167,000	49,473,750	–	8,198,182	8,657,628	416,164	115,000	39,101,150

AVX Corporation	9,298,500	129,528,105	16,890,942	9,446,541	(745,386)	3,968,949	9,900,000	138,600,000

Bowl America Cl. A	343,047	4,912,433	14	–	–	229,842	343,048	4,912,447

Children’s Place	2,100,000	119,637,000	3,703,448	–	–	1,148,775	2,170,000	123,690,000

CSS Industries	974,000	27,934,320	–	45,301	7,073	584,400	972,385	26,876,721

EnerSys[1]	2,391,000	167,585,190	570,479	47,447,150	34,187,454	1,001,268

Finish Line (The) Cl. A	4,958,000	139,666,860	–	4,296,864	1,161,056	1,578,720	4,775,000	116,080,250

Foster (L.B.) Company	1,000,000	47,290,000	–	–	–	130,000	1,000,000	48,570,000

Frisch’s Restaurants	505,100	12,945,713	–	–	–	383,876	505,100	13,536,680

Hawkins	989,000	36,780,910	6,127,630	7,865,488	(631,261)	662,192	955,432	41,398,869

Hurco Companies	471,000	11,779,710	585,768	305,806	75,039	132,849	479,319	16,339,985

LeapFrog Enterprises Cl. A1	4,100,000	32,554,000	16,685,452	51,166,207	(18,156,841)	–

Meredith Corporation	1,544,000	79,979,200	47,921,759	10,010,885	1,315,430	3,562,298	2,375,000	129,010,000

Minerals Technologies[1]	3,075,000	184,715,250	417,912	51,218,555	43,336,688	508,735

National Presto Industries	656,500	52,848,250	–	–	–	3,315,325	656,500	38,103,260

Neenah Paper			64,025,617	–	–	798,102	1,272,808	76,712,138

Park Electrochemical	2,011,000	57,755,920	243,858	17,139,117	(410,342)	5,702,313	1,458,382	36,357,463

Plantronics[1]	2,215,000	102,886,750	3,182,875	23,446,562	8,641,371	1,220,000

ScanSource	930,000	39,459,900	58,723,468	3,378,875	(178,305)	–	2,400,000	96,384,000

Scholastic Corporation	2,910,000	98,969,100	94,668	6,905,641	(361,873)	1,746,450	2,725,000	99,244,500

Schulman (A.)[1]	1,487,000	52,431,620	–	30,694,230	25,394,028	590,945

Schweitzer-Mauduit International	2,638,557	135,806,529	2,118,151	22,152,135	(6,840,232)	3,785,956	2,300,000	97,290,000

Standard Motor Products	2,250,000	82,800,000	625,137	–	–	1,177,020	2,268,000	86,456,160

UniFirst Corporation	1,481,570	158,527,990	5,827,556	–	–	229,271	1,542,278	187,309,663

Universal Corporation	1,296,000	70,761,600	36,785,603	6,869,208	(1,604,889)	3,128,863	1,900,000	83,562,000

Weis Markets	1,144,500	60,154,920	15,704,763	–	–	1,642,689	1,486,100	71,065,302

		1,987,926,950			106,750,422	37,645,002		1,570,600,588

Royce Value Plus Fund
Numerex Corporation Cl. A1	1,030,200	13,341,090	–	1,440,299	(56,616)	–

		13,341,090			(56,616)	–

[1]	Not an Affiliated Company at December 31, 2014.

114 | The Royce Funds 2014 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce Special Equity Multi-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2015

The Royce Funds 2014 Annual Report to Shareholders | 115

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire six-month period ended December 31, 2014. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account Value	Ending Account Value	Expenses Paid During the	Beginning Account Value	Ending Account Value	Expenses Paid During the	Annualized Expense
	7/1/14	12/31/14	Period[1]	7/1/14	12/31/14	Period[1]	Ratio[2]

Investment Class Royce Pennsylvania Mutual Fund	$1,000.00	$973.17	$4.53	$1,000.00	$1,020.62	$4.63	0.91%

Royce Micro-Cap Fund	1,000.00	949.08	7.42	1,000.00	1,017.59	7.68	1.51%

Royce Premier Fund	1,000.00	923.68	5.43	1,000.00	1,019.56	5.70	1.12%

Royce Low-Priced Stock Fund	1,000.00	886.95	5.90	1,000.00	1,018.95	6.31	1.24%

Royce Total Return Fund	1,000.00	986.38	5.71	1,000.00	1,019.46	5.80	1.14%

Royce Heritage Fund[3]	1,000.00	962.26	5.39	1,000.00	1,019.71	5.55	1.09%

Royce Opportunity Fund	1,000.00	965.99	5.75	1,000.00	1,019.36	5.90	1.16%

Royce Special Equity Fund	1,000.00	1,009.31	5.62	1,000.00	1,019.61	5.65	1.11%

Royce Value Fund	1,000.00	968.33	5.76	1,000.00	1,019.36	5.90	1.16%

Royce Value Plus Fund	1,000.00	998.78	6.70	1,000.00	1,018.50	6.77	1.33%

Royce 100 Fund	1,000.00	942.54	6.12	1,000.00	1,018.90	6.36	1.25%

Royce Dividend Value Fund	1,000.00	948.86	5.89	1,000.00	1,019.16	6.11	1.20%

Royce Global Value Fund	1,000.00	850.62	7.00	1,000.00	1,017.64	7.63	1.50%

Royce International Smaller- Companies Fund	1,000.00	871.14	6.79	1,000.00	1,017.95	7.32	1.44%

Royce Special Equity Multi-Cap Fund	1,000.00	1,038.28	4.93	1,000.00	1,020.37	4.89	0.96%

Service Class Royce Pennsylvania Mutual Fund	1,000.00	971.76	6.21	1,000.00	1,018.90	6.36	1.25%

Royce Micro-Cap Fund	1,000.00	947.83	8.15	1,000.00	1,016.84	8.44	1.66%

Royce Premier Fund	1,000.00	922.88	6.30	1,000.00	1,018.65	6.61	1.30%

Royce Low-Priced Stock Fund	1,000.00	886.28	7.08	1,000.00	1,017.69	7.58	1.49%

Royce Total Return Fund	1,000.00	985.79	6.51	1,000.00	1,018.65	6.61	1.30%

Royce Heritage Fund[3]	1,000.00	960.77	6.87	1,000.00	1,018.20	7.07	1.39%

Royce Opportunity Fund	1,000.00	966.02	6.69	1,000.00	1,018.40	6.87	1.35%

Royce Special Equity Fund	1,000.00	1,007.95	7.03	1,000.00	1,018.20	7.07	1.39%

Royce Value Fund	1,000.00	966.81	7.04	1,000.00	1,018.05	7.22	1.42%

Royce Value Plus Fund	1,000.00	998.24	6.85	1,000.00	1,018.35	6.92	1.36%

Royce 100 Fund	1,000.00	941.15	7.63	1,000.00	1,017.34	7.93	1.56%

Royce Dividend Value Fund	1,000.00	946.90	7.12	1,000.00	1,017.90	7.38	1.45%

Royce Global Value Fund	1,000.00	848.68	7.87	1,000.00	1,016.69	8.59	1.69%

116 | The Royce Funds 2014 Annual Report to Shareholders

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account Value	Ending Account Value	Expenses Paid During the	Beginning Account Value	Ending Account Value	Expenses Paid During the	Annualized Expense
	7/1/14	12/31/14	Period[1]	7/1/14	12/31/14	Period[1]	Ratio[2]

Service Class (continued) Royce International Smaller- Companies Fund	$1,000.00	$869.83	$8.01	$1,000.00	$1,016.64	$8.64	1.70%

Royce Special Equity Multi-Cap Fund	1,000.00	1,037.35	6.37	1,000.00	1,018.95	6.31	1.24%

Consultant Class Royce Pennsylvania Mutual Fund	1,000.00	968.61	9.48	1,000.00	1,015.58	9.70	1.91%

Royce Micro-Cap Fund	1,000.00	944.48	12.11	1,000.00	1,012.75	12.53	2.47%

Royce Premier Fund	1,000.00	918.89	10.16	1,000.00	1,014.62	10.66	2.10%

Royce Total Return Fund	1,000.00	981.37	10.59	1,000.00	1,014.52	10.76	2.12%

Royce Heritage Fund[3]	1,000.00	956.22	11.29	1,000.00	1,013.66	11.62	2.29%

Royce Opportunity Fund	1,000.00	960.64	11.12	1,000.00	1,013.86	11.42	2.25%

Royce Special Equity Fund	1,000.00	1,003.80	10.76	1,000.00	1,014.47	10.82	2.13%

Royce Value Fund	1,000.00	963.03	10.79	1,000.00	1,014.22	11.07	2.18%

Royce Value Plus Fund	1,000.00	993.84	11.41	1,000.00	1,013.76	11.52	2.27%

Royce Dividend Value Fund	1,000.00	943.14	10.97	1,000.00	1,013.91	11.37	2.24%

Royce Global Value Fund	1,000.00	845.90	11.35	1,000.00	1,012.91	12.38	2.44%

Royce Special Equity Multi-Cap Fund	1,000.00	1,033.09	10.20	1,000.00	1,015.17	10.11	1.99%

Institutional Class Royce Pennsylvania Mutual Fund	1,000.00	973.74	3.98	1,000.00	1,021.17	4.08	0.80%

Royce Premier Fund	1,000.00	924.15	4.80	1,000.00	1,020.21	5.04	0.99%

Royce Low-Priced Stock Fund	1,000.00	888.35	4.52	1,000.00	1,020.42	4.84	0.95%

Royce Total Return Fund	1,000.00	987.86	5.01	1,000.00	1,020.16	5.09	1.00%

Royce Opportunity Fund	1,000.00	967.01	5.16	1,000.00	1,019.96	5.30	1.04%

Royce Special Equity Fund	1,000.00	1,009.71	5.17	1,000.00	1,020.06	5.19	1.02%

Royce Value Fund	1,000.00	968.47	5.21	1,000.00	1,019.91	5.35	1.05%

Royce Value Plus Fund	1,000.00	999.30	5.09	1,000.00	1,020.11	5.14	1.01%

Royce Dividend Value Fund	1,000.00	949.09	5.11	1,000.00	1,019.96	5.30	1.04%

Royce International Smaller- Companies Fund	1,000.00	871.17	6.79	1,000.00	1,017.95	7.32	1.44%

Royce Special Equity Multi-Cap Fund	1,000.00	1,038.66	4.57	1,000.00	1,020.72	4.53	0.89%

W Class Royce Premier Fund	1,000.00	923.96	5.19	1,000.00	1,019.81	5.45	1.07%

Royce Total Return Fund	1,000.00	987.06	5.76	1,000.00	1,019.41	5.85	1.15%

R Class Royce Pennsylvania Mutual Fund	1,000.00	970.20	7.15	1,000.00	1,017.95	7.32	1.44%

Royce Premier Fund	1,000.00	921.05	8.28	1,000.00	1,016.59	8.69	1.71%

Royce Low-Priced Stock Fund	1,000.00	884.22	8.74	1,000.00	1,015.93	9.35	1.84%

Royce Total Return Fund	1,000.00	983.80	8.70	1,000.00	1,016.43	8.84	1.74%

Royce Heritage Fund	1,000.00	958.57	9.08	1,000.00	1,015.93	9.35	1.84%

Royce Opportunity Fund	1,000.00	962.69	9.20	1,000.00	1,015.83	9.45	1.86%

Royce Value Fund	1,000.00	965.18	8.62	1,000.00	1,016.43	8.84	1.74%

Royce Value Plus Fund	1,000.00	995.75	9.26	1,000.00	1,015.93	9.35	1.84%

Royce 100 Fund	1,000.00	940.13	9.00	1,000.00	1,015.93	9.35	1.84%

Royce Global Value Fund	1,000.00	848.01	9.22	1,000.00	1,015.22	10.06	1.98%

K Class Royce Pennsylvania Mutual Fund	1,000.00	970.47	7.65	1,000.00	1,017.44	7.83	1.54%

Royce Premier Fund	1,000.00	919.78	8.86	1,000.00	1,015.98	9.30	1.83%

Royce Low-Priced Stock Fund	1,000.00	884.83	7.55	1,000.00	1,017.19	8.08	1.59%

Royce Total Return Fund	1,000.00	985.40	7.11	1,000.00	1,018.05	7.22	1.42%

Royce Heritage Fund	1,000.00	959.76	7.85	1,000.00	1,017.19	8.08	1.59%

Royce Opportunity Fund	1,000.00	963.53	8.76	1,000.00	1,016.28	9.00	1.77%

Royce Value Fund	1,000.00	965.10	8.57	1,000.00	1,016.48	8.79	1.73%

Royce Value Plus Fund	1,000.00	997.51	8.01	1,000.00	1,017.19	8.08	1.59%

Royce 100 Fund	1,000.00	941.08	7.78	1,000.00	1,017.19	8.08	1.59%

Royce Global Value Fund	1,000.00	848.80	8.11	1,000.00	1,016.43	8.84	1.74%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2014 Annual Report to Shareholders | 117

Federal Tax Information

In January 2015, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2014.

2014 Supplemental Tax Information:

	%	% U.S. GOVT	% INCOME QUALIFYING	LONG-TERM CAPITAL GAIN DISTRIBUTION OR
FUND	QDI	INCOME	FOR DRD	MAXIMUM ALLOWABLE (000’S)

Royce Pennsylvania Mutual Fund	90.01%	N/A	100.00%	$711,475

Royce Micro-Cap Fund	0.00%	N/A	0.00%	52,387

Royce Premier Fund	100.00%	N/A	100.00%	582,811

Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	211,495

Royce Total Return Fund	67.82%	N/A	80.36%	508,503

Royce Heritage Fund	63.07%	N/A	100.00%	17,472

Royce Opportunity Fund	100.00%	N/A	81.50%	304,678

Royce Special Equity Fund	72.89%	N/A	100.00%	283,935

Royce Value Fund	51.39%	N/A	44.53%	95,600

Royce Value Plus Fund	42.09%	N/A	31.48%	173,440

Royce 100 Fund	100.00%	N/A	100.00%	29,156

Royce Dividend Value Fund	79.15%	N/A	60.87%	23,025

Royce Global Value Fund	100.00%	N/A	4.93%	–

Royce International Smaller-Companies Fund	39.12%	N/A	0.00%	1,734

Royce Special Equity Multi-Cap Fund	54.48%	N/A	100.00%	9,953

DEFINITIONS:
%	QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
%	U.S. Govt Income: % of investment income paid from U.S. Government obligations.
%	Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
For the year ended December 31, 2014, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

FUND	NET FOREIGN SOURCE INCOME	NET FOREIGN SOURCE INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

Royce Global Value Fund	$2,344,727	$0.2023	$378,832	$0.0327

Royce International Smaller-Companies Fund	804,542	0.2661	101,186	0.0335

118 | The Royce Funds 2014 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee[1], Vice President
Age: 49 | Number of Funds Overseen: 32 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 66 | Number of Funds Overseen: 33 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 63 | Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 56 | Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2014 Annual Report to Shareholders | 119

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Mid-cap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/ or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www. sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

120 | The Royce Funds 2014 Annual Report to Shareholders

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About The Royce Funds	Contact Us

Wealth of Experience
 With approximately $32 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and nine traders.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Multiple Funds, Common Focus
 Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

Consistent Discipline
 Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as portfolio attribution reports
(800) 337-6923

Co-Ownership of Funds
 It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $185 million invested in The Royce Funds and are often among the largest individual shareholders.
AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

roycefunds.com

DECEMBER 31, 2014

2014 Annual
Review and Report to Shareholders

Royce Select Fund I

Royce Select Fund II

Royce Enterprise Select Fund

Royce Opportunity Select Fund

Royce Micro-Cap Discovery Fund

Royce Financial Services Fund

Royce SMid-Cap Value Fund

Royce Partners Fund

Royce European
Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Manager’s Discussions of Fund Performance

Royce Select Fund I	6

Royce Select Fund II	8

Royce Enterprise Select Fund	10

Royce Opportunity Select Fund	12

Royce Micro-Cap Discovery Fund	14

Royce Financial Services Fund	16

Royce SMid-Cap Value Fund	18

Royce Partners Fund	20

Royce European Smaller-Companies Fund	22

Royce Global Dividend Value Fund	24

Royce International Micro-Cap Fund	26

Royce International Premier Fund	28

Schedules of Investments and Financial Statements	30

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	70

Understanding Your Fund’s Expenses	71

Federal Tax Information	72

Trustees and Officers	73

Notes to Performance and Other Important Information	74

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LETTER TO OUR SHAREHOLDERS

Letter to Our Shareholders

A TALE OF TWO MARKETS

It wasn’t the best of times; it wasn’t the worst of times. As 2014 began, it all seemed just right, with small-caps easing into the year on a more mutedly bullish note following their extraordinary run in 2013. So relaxed was the pace of returns, and in such stark contrast to the eventful years of 2008-2013, that in our June 30 Semiannual Review we remarked on how agreeably peaceful and undramatic it all was. During the year’s first six months, inflation was nearly non-existent, most commodity prices were stable, and volatility, as measured by the VIX, reached the end of June at its lowest level since 2007. These factors, along with a sprightly M&A market, looked to us like clear signs of ongoing growth. The case appeared even stronger as the Federal Reserve moved further and further into the background of the U.S. economy. We were not alone in thinking that the anticipated end of QE (“quantitative easing”) and what looked like an inevitable rise in interest rates would set the stage for a more dynamic pace of economic expansion. We also thought an extension of the bull market that began off the March 9, 2009 bottom seemed likely, though we were expecting both lower returns and increased volatility.
As it happens, this call was somewhat accurate: the economy did pick up speed in the second half while the bull market rolled on for large-cap stocks. More turbulent, small-caps (along with most Energy stocks) could not keep up. Of course, equity markets simply do not stay undisturbed for long, so the increased volatility in the second half of 2014 was not a surprise. Yet its highly selective reach was puzzling, even allowing for the historically higher volatility exhibited by smaller companies. Shortly after the Russell 2000 Index established a year-to-date high on July 3 (a high that would last into late December), small-cap prices began to fall. They slid most precipitously in July and September and rallied to varying degrees in August, October, November, and December. The downdrafts were sharper than the upswings, however—it took a furious rally in the final two weeks of the year’s closing month to shore up a modest positive return for the Russell 2000 in the second half. Meanwhile, the S&P 500 and Russell 1000 Indexes lost comparatively little in those two bearish months and posted solid gains during the other four. The upshot was such a strong year for large-cap companies that 2014 was the ninth-largest calendar-year

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LETTER TO OUR SHAREHOLDERS

spread between the Russell 2000 and the S&P 500 in the 36-year history of the small-cap index. Non-U.S. markets endured a greater struggle. Many European stocks experienced second-quarter declines while the U.S. and many Asian markets remained positive. Nearly all non-U.S. markets declined in the third-quarter and did not enjoy the fourth-quarter recovery that benefited so many U.S. stocks.

What, then, to make of a year in which the Russell 2000 posted a relatively undistinguished single-digit gain of 4.9%, ceded leadership to its larger siblings, and still bested most actively managed small-cap portfolios? A few developments in particular stood out. First, the rotation in leadership from small-cap to large in 2014 looked very much like a classic case of reversion to the mean to us. The former led the market decisively from the bottom in March of 2009 through the end of 2013, a prolonged period of small-cap leadership that made a shift all but inevitable. The second trend was more worrisome. Within small-cap, more economically cyclical sectors continued to lag in spite of the growing economy. The same held true for what we define as quality companies—those with strong balance sheets and high returns on invested capital. Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas. This included utilities and REITs among the highly successful defensive areas of 2014, and social media, biotech, and pharmaceuticals among the speedy growth industries. In most instances, companies in these sectors and industries do not satisfy our purchase criteria because they lack the combination of balance-sheet strength and a long-term history of profitability that we find most attractive.

Even with the economy accelerating, investors tended to ignore profitable companies with solid fundamentals while they continued to be drawn more to defensive and/or high-growth areas.

We were hopeful that the end of QE (along with rising rates) would help to reverse this trend. But the strengthening U.S. dollar and monetary stimulus efforts in Japan and Europe conspired to make the October conclusion of QE something of a non-event, while interest rates fell through most of the year. On the whole, then, 2014 was an often confounding period for us, especially its second half. Indeed, if there is a theme that best captures the year, it might be “A Tale of Two Markets.” And we should point out that Dickens’s rubric covers not just the very different halves of the year for small-cap stocks but also the disparity in results and volatility between domestic small-caps and their bigger siblings as well as that between U.S. equities and any of those outside the U.S. (More index returns can be found in the table below.)

VOLATILITY—OUR MUTUAL FRIEND
Yet the level of conviction in our value-oriented approaches remains high. Although it may seem counterintuitive (or worse), the current extended period of relative underperformance for many

Equity Indexes
As of December 31, 2014 (%)

•	The third quarter was the worst for the Russell 2000 since 9/30/11 and, relative to the S&P 500, was the index’s worst quarterly performance since 3/31/99. It also ended a streak of eight consecutive quarters of positive performance.

•	Small-caps rallied in October and December to outpace their large-cap counterparts in the fourth quarter.

•	2014 marked just the fifth time since its inception in 1979 that the Russell 2000 had a gain in the single digits (+4.9%). Small-caps trailed large-caps by the widest margin since 1998.

•	Within the Russell 2000, Health Care, Utilities, and REITs were the best-performing areas in 2014 while Energy was by far the largest detractor.

	3Q14	[1]	4Q14	[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	-7.36		9.73		4.89	19.21	15.55	7.77

S&P 500	1.13		4.93		13.69	20.41	15.45	7.67

Russell 1000	0.65		4.88		13.24	20.62	15.64	7.96

Nasdaq Composite	1.93		5.40		13.40	22.05	15.85	8.09

Russell Midcap	-1.66		5.94		13.22	21.40	17.19	9.56

Russell Microcap	-8.21		11.19		3.65	21.81	16.14	5.96

Russell Global ex-U.S. Small Cap	-6.21		-4.45		-3.63	10.31	6.40	6.65

Russell Global ex-U.S. Large Cap	-5.35		-3.72		-3.57	9.41	4.80	5.36

[1] Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

2 | This page is not part of the 2014 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

Royce-managed portfolios actually helps to fuel our confidence in the years to come. Let us explain why. First, we have always viewed volatility as an ally, agreeing with Warren Buffett’s statement: “Look at market fluctuations as your friend rather than your enemy; profit from folly rather than participate in it.” So while many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way. Instead, we try to take advantage of market movements—an essential skill for any successful active manager. Those times when the market cannot seem to make up its mind are exactly when securities tend to be most mispriced. And therein lies one of the keys to outperformance for active managers—the identification and purchase of mispriced securities.

While many investors think of volatility as being synonymous (or nearly so) with risk or even loss, we have never seen it that way.

We conducted research that looked at some of the market forces that have helped to shape the current U.S. cycle, in particular the years from 2011-2014 when many active approaches struggled on a relative basis. (The full results of this research are available on our website at www.roycefunds.com/4qresearch.) As we have previously argued, the Fed’s easy-money policies of QE and ZIRP (“zero-interest rates”) have had the unintentional effect of stoking appetites for high yield and creating too few (if any) consequences for companies carrying a lot of debt. This led many investors to relatively neglect businesses with more pristine balance sheets and/ or those with steady but smaller dividends. It also meant that from the beginning of 2011 through the end of 2014, the small-cap market was in a peculiar state, one characterized by a pile-up of anomalies—the combination of declining volatility with higher-than-average returns converging with contracting credit spreads.

Needless to say, our risk-conscious, balance-sheet-centric approaches have been challenged in this setting, at least on a relative basis. Low volatility has arguably created the highest hurdle. We have always felt most comfortable in markets with higher levels of volatility, which usually create the differentiation that lies at the core of our active management styles. We analyze, assess, and evaluate multiple aspects of a company before determining whether or not the current stock price reflects the long-term prospects we see. Opportunities to purchase what we deem to be attractively undervalued companies tend to proliferate when stock prices are volatile rather than when markets are calm. Yet for most of the last four years, volatility has been falling, at least until the second half of 2014. This has made it far more difficult for our funds to outpace their respective benchmarks.

GREAT EXPECTATIONS
The questions are: How much longer is this going to last? More specifically, are interest rates going to remain at or near zero? Is the pace of economic growth likely to slacken? Are financial markets going to continue to behave atypically even as the economy continues to normalize? Will small-cap companies indefinitely gain an advantage by carrying more debt? Are three- and five-year average annual total returns for the Russell 2000 going to remain at levels higher than the index’s historical monthly rolling averages of 8.2% and 7.6%, respectively? For those who believe that most, or even some, of these things are likely to happen, then our approach would seem a bit at odds.

We confess that we have been anticipating some of these shifts for nearly two years. This has meant re-learning the hard lesson that change seldom occurs when we most want it to. Yet we are convinced that markets remain cyclical (recent events notwithstanding). In our view, reversion to the mean is as close to an iron law as the capital markets allow. Most trends reverse, though they may linger for longer than initially anticipated (or desired). Widening credit spreads, increasing volatility, and decreasing stock correlation should all help active management and allow stock pickers the chance to emerge as performance leaders.

We also expect equity returns to remain attractive, though we see a decrease from the high levels we have seen over the last three to five years. Cyclical companies across the globe appear due for a round of revenue acceleration, particularly those in the Consumer Discretionary and Industrials sectors, as do some industries in the Information Technology sector. The best-managed companies within these areas could also see solid margin expansion. Among other cyclical sectors, we also see a number of profitable, conservatively capitalized businesses that have either been ignored or whose returns have lagged. We expect this to change.

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LETTER TO OUR SHAREHOLDERS

On the valuation front, the picture looked admittedly tricky at the end of 2014. For example, an examination of trailing 12-month earnings for many U.S. companies suggests that small-cap share prices may be on the high side while there were a number of attractive opportunities in international small-caps at the end of 2014. If you believe, as we do, that the economy is going to keep growing, that credit spreads will continue to expand, and that a more robust CAPEX cycle is in the offing, then valuations seem pretty reasonable, if not attractive in certain areas, Energy in particular. Many U.S. stocks look fairly valued though not fully valued to us. So while we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.
While we do not shrink from the sobering truth of relative underperformance through much of this now-long bullish cycle, we continue to see good times ahead for our risk-conscious, fundamentally based approach.

The argument that we have been making for more than four decades remains the same. Small-cap is an inefficient area of the market in which we search for qualitative advantages and valuation discrepancies. Our belief that fundamentally strong companies trading at discounts to their private worth can outperform over the long term, often with lower volatility, will not change. It is our core investment principle, and it has served us very, very well over most of the last 40+ years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman and Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 26, 2015

4 | This page is not part of the 2014 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses As of December 31, 2014
	AVERAGE ANNUAL TOTAL RETURNS (%)						ANNUAL OPERATING EXPENSES (%)
FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Select Fund I	0.23	12.81	10.33	9.09	13.26	11/18/98	1.20	1.20

Royce Select Fund II	-0.24	11.92	7.83	n.a.	7.34	6/30/05	3.30	1.62

Royce Enterprise Select Fund	5.22	16.13	13.07	n.a.	7.62	9/28/07	3.08	1.24

Royce Opportunity Select Fund	-4.97	22.92	n.a.	n.a.	17.33	8/31/10	1.78	1.29

Royce Micro-Cap Discovery Fund	0.97	12.09	10.50	4.59	6.47	10/3/03	2.50	1.49

Royce Financial Services Fund	3.45	21.04	13.26	7.82	8.46	12/31/03	1.97	1.57

Royce SMid-Cap Value Fund	-1.68	11.74	9.22	n.a.	4.93	9/28/07	2.20	1.35

Royce Partners Fund	-0.85	16.54	10.67	n.a.	12.16	4/27/09	3.97	1.26

Royce European Smaller-Companies Fund	-14.86	8.40	6.53	n.a.	2.06	12/29/06	2.27	1.70

Royce Global Dividend Value Fund	-6.84	9.74	n.a.	n.a.	2.84	12/31/10	2.99	1.70

Royce International Micro-Cap Fund	-2.37	9.67	n.a.	n.a.	0.87	12/31/10	3.88	1.71

Royce International Premier Fund	-8.22	10.25	n.a.	n.a.	2.77	12/31/10	2.82	1.69

INDEX

Russell 2000	4.89	19.21	15.55	7.77	n.a.	n.a.	n.a.	n.a.

Russell Microcap	3.65	21.81	16.14	5.96	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap	-0.28	13.57	9.56	6.87	n.a.	n.a.	n.a.	n.a.

Russell Global ex-U.S. Small Cap	-3.63	10.31	6.40	6.65	n.a.	n.a.	n.a.	n.a.

Russell 1000	13.24	20.62	15.64	7.96	n.a.	n.a.	n.a.	n.a.

Russell 2500	7.07	19.97	16.36	8.72	n.a.	n.a.	n.a.	n.a.

Russell Europe Small-Cap	-8.50	17.23	8.24	6.76	n.a.	n.a.	n.a.	n.a.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce Select II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund as of 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the financial highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain net operating expenses at or below: 1.20% for Royce Partners Fund; 1.49% for Royce Micro-Cap Discovery and Financial Services Funds; 1.69% for Royce European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds: 1.24% for Royce Enterprise Select and Opportunity Select Funds; and 1.49% for Royce Select Fund II through April 30, 2015 and at or below: 1.84% for Royce Partners Fund, and 1.99% for Royce Select Fund II, Enterprise Select, Opportunity Select, Micro-Cap Discovery, Partners, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Shares of the Funds’ Service Class bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy a security sold short at a time when the security has appreciated in value. Royce Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Distributor: Royce Fund Services, Inc.

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MANAGER’S DISCUSSION
Royce Select Fund I

Lauren Romeo, CFA

FUND PERFORMANCE
Royce Select Fund I (“RS1”) was up 0.2% in 2014, behind its small-cap benchmark, the Russell 2000 Index, which gained 4.9% for the same period. The Fund easily outpaced the small-cap index in the year’s first half, advancing 6.6% compared to 3.2% for the Russell 2000. However, small-caps corrected soon after making a high on July 3, and while the Fund has historically held its value more effectively than its benchmark during downdrafts, the third quarter provided an ill-timed exception. For the quarter as a whole, the Fund lost 8.1% versus 7.4% for the small-cap index.

The Russell 2000 then rebounded in the fourth quarter. The Fund posted a comparably underwhelming 2.3% return for that period while the Russell 2000 rose 9.7%. We were pleased, however, with longer-term results. Although the Fund trailed the small-cap index for the three- and five-year periods ended December 31, 2014, it did so with strong absolute returns. It also merits mentioning that RS1’s average annual total return for the three-year period (+12.8%) was higher than both its own and its benchmark’s historical three-year monthly rolling average returns of 11.6% and 8.2%, respectively. The Fund’s average annual total return for the five-year period (+10.3%) was also better than the small-cap index’s five-year monthly rolling average return of 7.6%. Finally, RS1 outpaced the Russell 2000 for the 10-, 15-year, and since inception (11/18/98) periods ended December 31, 2014. The Fund’s average annual total return for the since inception period was 13.3%.

WHAT WORKED... AND WHAT DIDN’T
Energy was the Fund’s best-performing sector in the first half before oil prices abruptly plummeted—losing nearly 50%—and gave the portfolio its largest net losses for the calendar year. An overweight in Energy stocks—with all seven of our holdings in the equipment & services industry—did not help. The longstanding operational success of Unit Corporation did little to calm panicked investors fleeing energy stocks in the second half. Unit operates several businesses—it explores for oil and natural gas, acquires oil and gas properties, does contract drilling of onshore oil and natural gas wells, and gathers and processes natural gas. The company has shown expertise in all of them over the years, and its steady execution has made its hard-to-pigeonhole business a Royce favorite. We took the long view and held a sizable position at year end.

We built our position in Nu Skin Enterprises in 2014 after first buying shares in May. A maker and distributor of personal care products, Nu Skin endured a litany of challenges over the last 18 months, including the restructuring of its debt and trouble in its previously fast-growing—but more recently stagnating—Asian business. It has been handling its difficulties with success, and we think it can engineer a reversal when sales in China improve. We were less sanguine about three other detractors, exiting all of them in 2014. The ongoing struggles of tween girl retailer Justice and plus-size women’s retailer Lane Bryant were major factors in our decision to sell our stake in multiline fashion business Ascena Retail Group. GrafTech International makes synthetic and natural graphite and carbon-based products used in steel production. Ongoing earnings disappointments, most recently resulting from graphite electrode order push-outs and weakening international business, pushed the stock down more than 50% in the third quarter. Shares of The Medicines Company fell earlier in the year when a court ruling held that a competitor could produce a generic version of Angiomax, the firm’s anticoagulant drug. Later, the FDA requested more data rather than approve Cangrelor, a new antiplatelet drug for intravenous application.

On the positive side, we were pleased with the progress of molecular diagnostic company Myriad Genetics. A specialist in genetic testing for cancer, its share price fell rapidly in the second half of 2013 once the Supreme Court held that human genes cannot be patented. The stock then began to get healthy in the first six months of 2014. The first-half acquisition of Crescendo Bioscience diversified Myriad’s already promising pipeline, and its genetic panel test—MyRisk— looked promising. Its stock stumbled in the fourth quarter when the MyRisk adoption proved more expensive than expected, causing sales deferrals and higher operating costs. We took some gains in 2014, though we remained confident in Myriad’s long-term prospects.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	1.22

MKS Instruments	0.62

Integrated Silicon Solution	0.60

Gentex Corporation	0.45

NVR	0.42

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Nu Skin Enterprises Cl. A	-0.95

Unit Corporation	-0.82

Ascena Retail Group	-0.78

Medicines Company (The)	-0.77

GrafTech International	-0.70

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We are anticipating accelerated economic growth, with many holdings poised for margin expansion when revenue growth improves. While the near-term outlook for energy-related stocks is grim, we have confidence in the long-term prospects for our holdings. Rising capital spending and signs of an upturn in non-residential construction should help many holdings in Industrials, RS1’s second largest sector weighting at year end. We also believe that favorable secular spending trends in semiconductor capital equipment, factory automation, and telecom infrastructure should bode well for many tech-related positions. Finally, stocks in both consumer sectors should benefit, in our view, from the enhanced purchasing power lower energy prices are providing consumers.

6 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSFX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/18/98)

RS1	-5.99	0.23	12.81	10.33	9.09	11.46	13.26

Annual Operating Expenses: 1.20%

* Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
15 Years Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods; 83% of all 5-year periods; 74% of all 3-year periods; and 62% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

10-year	61/61	100%	11.3	7.3

5-year	101/121	83%	11.4	7.6

3-year	108/145	74%	11.6	8.2

1-year	107/169	62%	13.2	9.6

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 11/18/98 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Buckle (The)	2.4

Genesco	2.4

MKS Instruments	2.2

TGS-NOPEC Geophysical	2.1

John Bean Technologies	2.0

Bio-Techne	2.0

Reliance Steel & Aluminum	2.0

Integrated Silicon Solution	2.0

Sykes Enterprises	1.9

Valmont Industries	1.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.4

Industrials	19.4

Consumer Discretionary	13.5

Financials	11.2

Energy	9.9

Materials	6.7

Health Care	6.7

Consumer Staples	2.5

Miscellaneous	2.9

Cash and Cash Equivalents	6.8

Calendar Year Total Returns (%)

YEAR	RS1

2014	0.2

2013	26.0

2012	13.7

2011	-3.6

2010	18.2

2009	39.6

2008	-25.9

2007	10.7

2006	15.0

2005	10.9

2004	19.1

2003	48.7

2002	-15.8

2001	24.5

2000	15.0

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	93	80

Fund‘s First Full Quarter
(12/31/98)	103	75

Portfolio Diagnostics

Fund Net Assets	$39 million

Number of Holdings	70

Turnover Rate	40%

Average Market Capitalization[1]	$2,080 million

Weighted Average P/E Ratio[2,3]	17.5x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	41

Active Share[4]	97%

U.S. Investments (% of Net Assets)	83.0%

Non-U.S. Investments (% of Net Assets)	10.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in performance shown above. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 7

MANAGER’S DISCUSSION
Royce Select Fund II

Jim Harvey, CFA

FUND PERFORMANCE
Royce Select Fund II (“RS2”) was down 0.2% in 2014 compared to a 0.3% loss for the long only Russell Global Small Cap Index and a 4.9% gain for the long only, domestic small-cap Russell 2000 Index for the same period. During the less volatile, more straightforwardly bullish first half of the year, RS2 acquitted itself quite well. The Fund advanced 6.5% for the six-month period ended June 30, 2014, outpacing both the Russell Global Small Cap and the Russell 2000, which gained 5.7% and 3.2%, respectively, for the same period.

During the third quarter, small-cap stock prices grew more volatile and fell into a bear mode following a year-to-date high for the Russell 2000 on July 3, with the downdraft persisting into the middle of October. The Fund was again ahead of its domestic and global benchmarks, losing less in a challenging period. For the third quarter, RS2 fell 4.3% while the Russell Global Small Cap was down 6.7% and the Russell 2000 declined 7.4%. This relatively strong turn not only kept the Fund ahead of each benchmark for the nine-month period ended September 30, 2014, but also had it in positive territory, up 2.0% versus respective losses of 1.4% and 4.4% for the global and domestic small-cap indexes. Domestic small-caps then came back strong, particularly in October and December, while many non-U.S. issues continued to struggle or treaded water. For the fourth quarter, RS2 lost 2.1% while the Russell Global Small Cap was up 1.1% and the Russell 2000 climbed 9.7%. The largest net losses came from companies in the Industrials sector—led by top-20 holding Freund Corporation, top holding Zuiko Corporation, and Horizon North Logistics, which we sold in December. Impactful net losses in the fourth quarter also came from the Financials sector and the IT services industry. This made for a frustrating end to what had been shaping up to be a solid year. The Fund outperformed the Russell Global Small Cap for the one-year and since inception (6/30/05) periods ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
Five of RS2’s nine equity sectors finished the calendar year in the black. Industrials (a major disappointment in the fourth quarter) led by a considerable margin. Four of the Fund’s 10-best performing companies came from the Industrials sector. The leading industry groups were semiconductors & semiconductor equipment companies (Information Technology) and the professional services group (from Industrials). Nautilus is a conservatively capitalized business that makes consumer fitness products including Bowflex exercise machines and nutritional supplements. We like its niche in a business with global growth potential and the way the company has seen healthy revenues while keeping expenses under control. It also won a patent claim suit in June. We took gains as its share price got stronger. We also reduced our stake in Magellan Aerospace in 2014 (before building it again in January 2015). Based in Ontario, the company serves the civil aerospace and defense market. Magellan has benefited from a strong aerospace and defense capital spending cycle as well as weakness in the Canadian dollar, which has increased its competitiveness versus U.S. suppliers. In addition, a strong management team that is focused on margins has helped to drive earnings improvement and an increase in the overall backlog. Brazil’s CETIP-Mercados Organizados offers an electronic platform for conducting online transactions, such as auctions and government bond trading, corporate bonds, and fixed-income securities. CETIP also provides central securities depository, outsourcing, market data, and risk management services. Its shares rose on what we suspect was a flight to quality in Brazil’s bear market. We began to reduce our position in April as its stock rose and sold the last of our shares in August.

Financials, Consumer Discretionary, and Health Care posted net losses in 2014, though losses were modest in a third of these sectors. The Fund’s most significant detractor on a position level was Computer Task Group, which we sold between August and October. An IT services and staffing company, the firm saw its stock price decline steeply in early July after reporting lower-than expected earnings largely due to higher costs and lower revenues from its healthcare business. While the company claimed these higher expenses were likely anomalous, it also boosted its projected medical costs for the rest of 2014, thus revising guidance downward. Looming bankruptcy in early 2015 led us to sell our position in women’s apparel retailer Cache in January. Although we felt confident earlier in 2014 that the firm could eventually right itself, ongoing losses began to convince us otherwise. We chose to hold a reduced stake in SeaChange International at the end of 2014. The company specializes in cloud-based multiscreen video software products. Missed earnings and revised guidance seemed to turn investors off.

Top Contributors to Performance For 2014 (%) [1]

Nautilus	0.75

Magellan Aerospace	0.73

CETIP-Mercados Organizados	0.69

Selamat Sempurna	0.65

Obara Group	0.59

[1] Includes dividends

Top Detractors from Performance For 2014 (%) [2]

Computer Task Group	-1.18

Cache	-0.96

SeaChange International	-0.90

Brasil Brokers Participacoes	-0.84

Turtle Beach	-0.77

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
RS2 was significantly overweight relative to its benchmarks in the Industrials, Information Technology, and Consumer Discretionary sectors at the end of 2014 while it was largely underweight both indexes in Financials, Health Care, and Energy. We are confident that economically sensitive sectors can rebound in 2015.

8 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RSFDX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (6/30/05)

RS2	-6.35	-0.24	11.92	7.83	7.34

Annual Gross Operating Expenses: 3.30% Annual Net Operating Expenses: 1.62%

*Not Annualized

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 6/30/05 as of 12/31/14 ($)

Top 10 Long Positions
% of Net Assets

Zuiko Corporation	2.1

Western Forest Products	2.0

Brooks Automation	2.0

QuinStreet	1.9

Acacia Research	1.8

Amtech Systems	1.6

Ashmore Group	1.6

Wabash National	1.6

Photronics	1.5

T4F Entretenimento	1.5

Short Positions
% of Net Assets

ProShares UltraShort Oil & Gas	-1.0

Douglas Dynamics	-0.5

Portfolio Sector Breakdown[1]
% of Net Assets

Industrials	30.1

Information Technology	23.0

Consumer Discretionary	17.3

Financials	9.7

Materials	6.1

Consumer Staples	3.8

Health Care	3.5

Energy	2.3

Miscellaneous	4.5

Other Net Liabilities	-0.3

[1] Long positions only.

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)

	UPSIDE	DOWNSIDE

Fund’s First Full Quarter
(6/30/05)	88	88

Calendar Year Total Returns (%)

YEAR	RS2

2014	-0.2

2013	23.5

2012	13.8

2011	-14.0

2010	21.0

2009	66.6

2008	-33.4

2007	-5.5

2006	19.8

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	33.6

Japan	14.8

United Kingdom	7.9

Canada	6.2

Germany	3.8

Taiwan	3.7

Australia	3.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$5 million

Number of Holdings	104

Turnover Rate	200%

Average Market Capitalization[1]	$402 million

Weighted Average P/E Ratio[2,3]	14.2x

Weighted Average P/B Ratio[2]	1.6x

Holdings ≥ 75% of Total Investments	62

Active Share[4]	100%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (20% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.
[5]	Long positions only.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/ or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 9

MANAGER’S DISCUSSION

Royce Enterprise Select Fund

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Enterprise Select Fund (“RSS”) advanced 5.2% in 2014, trailing its small- and mid-cap benchmark, the Russell 2500 Index, which gained 7.1% for the same period. During the first half, RSS rose 5.8% compared to the 5.9% gain for its benchmark. Small-caps endured a bearish third quarter while mid-caps escaped with only minor bruises. For the quarter, the Fund was nearly even with the Russell 2500, which lost 5.3% while the Fund fell 5.4%. The fourth quarter then turned bullish for small-cap and mid-cap companies alike. RSS was up 5.1% in the year’s last quarter while the Russell 2500 rose 6.8%.

The Fund continued to post strong absolute average annual total returns for the three-year (+16.1%) and five-year (+13.1%) periods ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors made a net contribution to calendar-year returns, with Consumer Discretionary leading by a wide margin and nearly doubling the net gains from the next-best performer, Information Technology. Financials, Utilities, Materials, and Health Care also ended the year in the black. The Fund was considerably underweight in three of these sectors (Materials being the exception). REITs were the benchmark’s top contributor in the Financials sector while RSS, on the other hand, had no exposure to them. Instead, the portfolio enjoyed success with holdings in the real estate management & development industry. Within Health Care, the Fund also had no exposure to top-performing biotech companies—they typically lack the sound fundamentals and earnings profiles we covet—but instead saw net gains from health care equipment & supplies companies.

RSS’s best-performing position was Information Technology business Skyworks Solutions, a leading supplier of radio frequency (RF) chips to wireless smartphones. Its success has been driven by three industry tailwinds: continued smartphone adoption on a global basis, 4G network build outs in Europe and China, and increased RF chip content in 4G networks compared to 3G. We finished selling our shares in October. Advance Auto Parts, from Consumer Discretionary, is the largest automotive aftermarket parts provider in North America. Growth in revenues and earnings as well as improved year-over-year same store sales had its stock price revving for much of the year. Minerals Technologies is a resource- and technology-based business that develops and produces performance-enhancing minerals as well as synthetic mineral and mineral-based products. The company reported record third-quarter earnings in October, with each of its five business segments contributing double-digit operating income margins. Record earnings—this time for fiscal 2014—also boosted the share price of UGI Corporation. In the Utilities sector, UGI distributes and markets energy products and services. It also operates natural gas and electric utilities in Pennsylvania (via subsidiaries) and distributes propane. Rogers Corporation, RSS’s sixth-largest holding at the end of 2014, is a technology company that manufactures specialty materials and components, including printed circuit materials, high-performance foams, and power electronic solutions. Somewhat volatile into the third quarter, its stock price soared in October after it reported record quarterly revenues, which capped a seventh consecutive quarter of year-over-year revenue growth. We were pleased to see each of its three core businesses contributing to its growth.

Industrials and Energy were the only sectors to detract from performance. Although net losses were comparatively modest, the Fund’s five largest detractors in 2014 all came from the Industrials sector. We built our position in ManpowerGroup as its shares slipped, making it the Fund’s third-largest holding at the end of 2014. The company provides temporary staffing services, contract services, and training and testing of temporary and permanent workers. Solid growth in revenues, better-than-expected earnings, a sunny outlook, and an improved employment picture here in the U.S. were somehow not enough to keep its shares from struggling, probably due to the firm’s exposure to the labor market in Europe, a locus of ongoing investor anxiety.

Top Contributors to Performance For 2014 (%)[1]

Skyworks Solutions	0.74

Advance Auto Parts	0.66

Minerals Technologies	0.64

UGI Corporation	0.63

Rogers Corporation	0.57

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

ManpowerGroup	-0.42

Kennametal	-0.29

EnerSys	-0.28

AGCO Corporation	-0.28

Semperit AG Holding	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2014 RSS was substantially overweight in Consumer Discretionary based on our belief that the expanding economy, improved employment picture, and lower energy prices will all encourage consumption in 2015. Industrials—the Fund’s second-largest sector at year end and an overweight versus the Russell 2500—also remains an area of focus. As the year came to an end, we attempted to take advantage by buying shares of companies that saw their valuations disconnect from fundamentals due to concerns over European growth and more general deflation in basic materials. Finally, the Fund remains keenly focused on highly differentiated business models that exhibit sustainably improving returns due in part to some structural or secular change.

10 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RMISX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (9/28/07)

RSS	-0.53	5.22	16.13	13.07	7.62

Annual Gross Operating Expenses: 3.08% Annual Net Operating Expenses: 1.24%

*Not Annualized

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 9/28/07 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Thor Industries	2.8

Kennedy-Wilson Holdings	2.8

ManpowerGroup	2.5

Bed Bath & Beyond	2.2

Advance Auto Parts	2.0

Rogers Corporation	2.0

Dollar Tree	2.0

Copart	2.0

Carlisle Companies	1.9

Wolverine World Wide	1.9

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	21.6

Industrials	17.0

Information Technology	13.2

Materials	5.7

Financials	5.4

Energy	3.5

Utilities	1.8

Health Care	1.6

Miscellaneous	2.3

Government Bonds	1.4

Cash and Cash Equivalents	26.5

Calendar Year Total Returns (%)

YEAR	RSS

2014	5.2

2013	28.7

2012	15.7

2011	0.7

2010	17.2

2009	23.1

2008	-25.5

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter
(09/30/07)	81	75

Portfolio Diagnostics

Fund Net Assets	$3 million

Number of Holdings	74

Turnover Rate	81%

Average Market Capitalization[1]	$4,024 million

Weighted Average P/E Ratio[2,3]	19.5x

Weighted Average P/B Ratio[2]	2.7x

Holdings ≥ 75% of Total Investments	37

Active Share[4]	96%

U.S. Investments (% of Net Assets)	68.6%

Non-U.S. Investments (% of Net Assets)	4.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2500). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 11

MANAGER’S DISCUSSION

Royce Opportunity Select Fund

Bill Hench

FUND PERFORMANCE
Royce Opportunity Select Fund (“ROS”) finished the year with a loss of 5.0% in 2014, underperforming its small-cap benchmark, the Russell 2000 Index, which increased 4.9% for the same period. After two consecutive calendar-year performances that were strong on both an absolute and relative basis, ROS finished much farther behind its benchmark than we would like. A year in the red is far from ideal, but we remain confident in the Fund’s distinctive opportunistic approach.

For the first half, the Fund narrowly outpaced the Russell 2000, up 3.3% versus 3.2%. The bulk of ROS’s difficulties, on both a relative and absolute basis, thus began in the bearish third quarter when small-caps began to slide following a high on July 3. For the quarter, the Fund fell 10.7% compared to a loss of 7.4% for the small-cap index. While the Fund underperformed in the bullish fourth quarter, rising 3.0% while the Russell 2000 climbed 9.7%, the quarter included the end of the downturn, which bottomed out on October 13. From that date through the end of December, ROS did well on an absolute basis, advancing 12.3%. Longer-term results remained strong on an absolute basis though they were more mixed vis-à-vis the benchmark. The Fund outpaced the Russell 2000 for the three-year period ended December 31, 2014. ROS’s average annual total return since inception (8/31/10) was 17.3%.

WHAT WORKED... AND WHAT DIDN’T
The market hates uncertainty. So it was not surprising to see an exogenous event—in this case, the collapse of oil prices—sow the seeds of uncertainty and help to create both higher volatility and steep losses, at least among certain small-caps and most energy companies. ROS was overweight in Energy compared to the Russell 2000 at the end of June. Though otherwise modest, exposure was just large enough for the sector to register the largest net losses in 2014 (though net losses for Materials were nearly identical). Offshore drilling has higher costs, which usually means being hurt first and hardest in any decline for crude oil prices. This was bad news for Hercules Offshore, which provides shallow-water drilling and marine services to oil and natural gas companies. It also meant a rapidly plunging share price for Swift Energy, an onshore and offshore exploration & production (“E&P”) company. We sold our shares in each as part of the effort to significantly pare back the portfolio’s sector weighting, which stood at just 1.5% of the long portfolio at the end of December. We chose to hold a small position in Canadian E&P business Pengrowth Energy at year end, along with a handful of other Energy businesses.

Extreme Networks provides switching solutions for local area networks (LAN). Disappointing earnings, based in part on lower-than-expected sales to government entities, and revised guidance drove investors away. We liked its acquisition of a complementary business, which we think can help the company to improve earnings, though this is admittedly taking longer than we anticipated. After building a position in the first half, we reduced it during the year’s last six months. We went the opposite way with Quiksilver, reducing our stake in the first half before adding shares in the second. An earnings miss in June sent its shares careening down more than 40%. The company makes and distributes youth-oriented branded apparel, footwear, and accessories. Its turnaround is also taking longer than we anticipated, but we like the management team that came on board in 2013 and the strong presence of its brands in high-profile spots such as Macy’s.

In February 2014, RF Micro Devices and TriQuint Semiconductor agreed to merge, which seemed to help the shares of each semiconductor business to climb in 2014. Our attraction to RF Micro Devices, which makes radio frequency (or RF) chips primarily for wireless applications, was a play on the wireless flash segment in the mobile handset market. We sold the last of our shares of TriQuint in February while holding a large position in RF Micro Devices at year end. (In January 2015, the merged company became known as Qorvo.) Finally, the portfolio’s short positions had an aggregate negative effect on performance that was slightly larger than the net losses from the Information Technology sector, though well behind the net losses for Energy and Materials.

Top Contributors to Performance For 2014 (%)[1]

RF Micro Devices	1.92

Zumiez	0.71

Carbonite	0.58

OraSure Technologies	0.57

Tower International	0.54

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Extreme Networks	-1.21

Hercules Offshore	-1.02

Swift Energy	-0.90

Quiksilver	-0.90

Pengrowth Energy	-0.82

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
In many ways a restocking year, 2014 saw us trimming or selling positions that had established momentum while looking to find or add to companies that will ideally furnish the next few years with strong performance. Looking ahead, we are constructive on several consumer and technology areas, as well as housing and non-residential construction. Lower energy prices and improved employment rates should help to keep the U.S. consumer active and confident. We anticipate that housing sales should gain momentum following the Super Bowl, as is often the case, and also expect non-residential construction and infrastructure activity to increase in 2015.

12 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	SINCE INCEPTION (8/31/10)

ROS	-8.00	-4.97	22.92	17.33

Annual Gross Operating Expenses: 1.78% Annual Net Operating Expenses: 1.29%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 100% of all 3-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

3-year	17/17	100%	20.0	16.4

1-year	26/41	63%	18.2	15.0

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 8/31/10 as of 12/31/14 ($)

Top 10 Long Positions
% of Net Assets

MBIA	2.2

Exar Corporation	2.1

Logitech International	2.1

Zumiez	2.0

Owens & Minor	2.0

Mentor Graphics	2.0

RF Micro Devices	2.0

RTI International Metals	2.0

EarthLink Holdings	2.0

Carbonite	1.9

Top 10 Short Positions
% of Net Assets

Lumber Liquidators Holdings	-0.9

Michael Kors Holdings	-0.6

Dycom Industries	-0.5

Life Time Fitness	-0.4

Janus Capital Group	-0.4

Men’s Wearhouse (The)	-0.4

Trex Company	-0.3

Fresh Market (The)	-0.3

CIRCOR International	-0.3

Stifel Financial	-0.3

Calendar Year Total Returns (%)

YEAR	ROS

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Sector Breakdown[1]
% of Net Assets

Information Technology	34.0

Consumer Discretionary	16.7

Industrials	14.4

Materials	9.7

Health Care	8.8

Financials	7.4

Telecommunication Services	1.7

Energy	1.5

Miscellaneous	4.5

Cash and Cash Equivalents	1.3

[1] Long positions only.

Portfolio Diagnostics

Fund Net Assets	$19 million

Number of Holdings	102

Turnover Rate	131%

Average Market Capitalization[1]	$757 million

Weighted Average P/B Ratio[2]	1.7x

Holdings ≥ 75% of Total Investments	49

Active Share[3]	102%

U.S. Investments (% of Net Assets)[4]	92.5%

Non-U.S. Investments (% of Net Assets)[4]	6.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.
[4]	Long positions only.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2015. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

The Royce Funds 2014 Annual Report to Shareholders | 13

MANAGERS’ DISCUSSION

Royce Micro-Cap Discovery Fund

George Necakov, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce Micro-Cap Discovery Fund (“RDF”) rose 1.0% in 2014, lagging its benchmark, the Russell Microcap Index, which gained 3.6% for the same period. Micro-cap stocks have been among the equity market’s best-performing asset classes over the last several years. In addition, 2013 was the second-best calendar-year result for the Russell Microcap since its inception on June 30, 2000. A slackening of the pace of returns was therefore not unexpected, and this is what took place in 2014, beginning with the year’s first half in which the Fund was essentially flat and its benchmark was up 1.6%.

The third quarter saw both an increase in volatility and a downdraft for small-cap and micro-cap stocks. RDF was down 7.9% for the quarter, losing less than the Russell Microcap, which declined 8.2% for the same period. We were pleased to see the portfolio hold its value a bit better than the index, though the Fund was still behind its benchmark for the nine-month period ended September 30, 2014. RDF then outpaced its benchmark in October and December but underperformed in November. The end result was that the Fund trailed the Russell Microcap in the fourth quarter, up 9.6% versus 11.2%. RDF underperformed its benchmark for the three-, five-, 10-year, and since inception (10/3/03) periods ended December 31, 2014, though the Fund’s average annual total returns for the three- and five-year periods were solid on an absolute basis.

WHAT WORKED... AND WHAT DIDN’T
The Consumer Discretionary and Energy sectors posted net losses in 2014 while seven of RDF’s nine equity sectors finished the year in the black. Industrials led by a wide margin, boosted by net gains in the machinery industry and, to a lesser degree, professional services companies. Two of the Fund’s top-five contributing stocks came from the machinery group. Two industries from the Information Technology sector also made strong net contributions. Software was the Fund’s top industry in 2014 while the semiconductors & semiconductor equipment group finished third behind it and machinery stocks. Two other industry groups within Information Technology, however, were RDF’s two biggest detractors in 2014—IT services and internet software & services. Net losses in the first of these groups were entirely attributable to Computer Task Group, an IT services and staffing company and the Fund’s largest-detracting position for the year. Its stock price began to decline steeply in early July after the firm reported lower-than-expected earnings largely due to higher costs and lower revenues from its healthcare business. While the company claimed these higher expenses were likely anomalous, it also boosted its projected medical costs for the rest of 2014, thus revising guidance downward. The Internet software & services industry was home to Liquidity Services, which runs online auction marketplaces for sellers and buyers of surplus, salvage, and scrap assets. Its stock endured its worst declines earlier in the year after the company missed earnings and revised guidance. We scrapped our position in the first half before reinitiating a position in July.

VASCO Data Security International was RDF’s best-performing position in 2014. The company specializes in bank security and develops security systems to secure and manage access to user digital assets. Its stock made two significant upticks in the first half as earnings improved. Its stock climbed yet again in October after the company again beat estimates, this time for third-quarter revenue and earnings. We took gains as its shares moved up, selling the last of our stake in December.

Top Contributors to Performance For 2014 (%)[1]

VASCO Data Security International	1.65

John B. Sanfilippo & Son	0.95

Symmetry Medical	0.92

Lydall	0.61

Standex International	0.61

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Computer Task Group	-1.40

Liquidity Services	-0.93

PhotoMedex	-0.76

Big 5 Sporting Goods	-0.52

Nam Tai Property	-0.51

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
To enhance the detection of potential portfolio candidates, RDF’s portfolio managers combine a proprietary quantitative screening model with traditional fundamental analysis to aid them in their effort to find companies that exhibit certain value-based characteristics. There are several key pieces to the Fund’s proprietary model: First, relative sector valuations are an important element in understanding outperformance patterns. The model’s output is sector adjusted so that companies are evaluated relative to their sector peers. Second, the model has historically been more effective in discriminating between over and undervalued companies as one moves down the market cap scale, which explains RDF’s emphasis on micro-cap stocks. Finally, the efficacy of each of these attributes can vary depending on what stage we are in within a particular economic cycle. While we believe the model is effective at generating a list of micro-cap investment candidates, fundamental scrutiny adds a level of refinement that does not exist in purely quantitative approaches.

At the end of 2014 the Fund was substantially overweight the Industrials, Materials, and Consumer Staples sectors, the portfolio’s modest exposure to the last two sectors notwithstanding. RDF was also overweight Energy, Information Technology, and Consumer Discretionary while it was significantly underweight Financials and Health Care and had no exposure to Telecommunication Services at the end of 2014.

14 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYDFX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (10/3/03)

RDF	0.97	0.97	12.09	10.50	4.59	6.47

Annual Gross Operating Expenses: 2.50% Annual Net Operating Expenses: 1.49%

*Not Annualized

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in portfolio within the proprietary Morningstar Style Box. Over time, shape and location of a fund’s ownership zone may vary. See page 74 additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception) as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Village Super Market Cl. A	2.2

Miller Industries	2.2

Utah Medical Products	2.2

National HealthCare	2.1

Invacare Corporation	2.1

United States Lime & Minerals	2.1

MYR Group	2.0

UFP Technologies	1.7

VSE Corporation	1.7

Exactech	1.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	19.1

Information Technology	16.3

Health Care	14.5

Consumer Discretionary	11.9

Materials	10.0

Financials	8.0

Consumer Staples	5.4

Energy	4.0

Miscellaneous	4.7

Cash and Cash Equivalents	6.1

Calendar Year Total Returns (%)

YEAR	RDF

2014	1.0

2013	35.3

2012	3.1

2011	-2.2

2010	19.6

2009	25.9

2008	-35.1

2007	-7.4

2006	16.8

2005	7.6

2004	13.3

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	100

Turnover Rate	85%

Average Market Capitalization[1]	$397 million

Weighted Average P/E Ratio[2,3]	18.4x

Weighted Average P/B Ratio[2]	1.5x

Holdings ≥ 75% of Total Investments	58

Active Share[4]	94%

U.S. Investments (% of Net Assets)	89.0%

Non-U.S. Investments (% of Net Assets)	4.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Discovery Fund at 6/29/12 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and calendar-year total returns based on those net asset values differ from the adjusted net asset values and calendar-year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

The Royce Funds 2014 Annual Report to Shareholders | 15

MANAGER’S DISCUSSION

Royce Financial Services Fund

Chuck Royce

FUND PERFORMANCE
Royce Financial Services Fund (“RFS”) was up 3.5% in 2014, trailing both its small-cap benchmark, the Russell 2000 Index, which was up 4.9%, and the Russell 2500 Financial Services Index, which rose 11.2% for the same period. The market remained in a bull phase as 2014 began, though it moved at a much slower pace following the speedway clip of the previous year. Equity returns thus remained mostly positive amidst a lot of talk about whether or not valuations were unreasonably high. The Fund advanced 3.6% for the six-month period ended June 30, 2014 compared to respective gains of 3.2% and 5.8% for its benchmark and the Russell 2500 Financial Services Index.

The next few months saw a temporary end to the bullish phase, though the downdraft was mostly confined to small-cap and, to a lesser extent, mid-cap stocks. After reaching a year-to-date high on July 3, and interrupted by an August rally, the Russell 2000 was mostly in decline into mid-October. This made for higher volatility as well as falling stock prices. For the third quarter, RFS was down 4.2%, holding its value better than its small-cap benchmark, which lost 7.4%, but losing some ground to the financial services component of the Russell 2500, which fell 3.9% for the same period. Share prices began to recover in October. For the fourth quarter the Fund gained 4.2% compared to respective gains of 9.7% and 9.5% for the small-cap index and the financial services companies in the Russell 2500. While 2014’s results were far from ideal, we were pleased with RFS’s longer-term results. The Fund outperformed the Russell 2000 for the three-year and 10-year periods ended December 31, 2014 and narrowly trailed the small-cap index for the since inception (12/31/03) period (+8.5% versus +8.7%). In addition, RFS was ahead of the Russell 2500 Financial Services Index for the three-year, 10-year, and since inception periods ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
The Fund’s largest-detracting position in 2014 was Ashmore Group, a London-based asset manager and global leader in emerging market investing. Its shares were challenged by worries about the debt cycle and bad news out of Russia and other emerging markets in 2014. Earnings have been adversely affected but revenues have remained fairly steady. We added shares early in 2014 (as well as in January 2015) and held a good-sized stake at year end. In June, we built our stake in Financial Engines, a large independent investment adviser specializing in retirement plan services. Earnings were a bit lower than expected, which seemed to be a factor in the descent of its stock price, as was the news in November that its founder-CEO would be retiring in 2015. We focused on the company’s ongoing financial and operating strength as well as its expertise in a niche that legions of retiring Baby Boomers should keep in high demand in the years ahead.

Two industry groups—capital markets, which includes asset management businesses, and insurance companies—dominated calendar-year performance. Minneapolis-based asset manager Piper Jaffray led all of the portfolio’s net contributors. The firm enjoyed steady asset growth year-over-year in addition to revenue and earnings improvement, all of which seemed to draw investors to its stock. It was the Fund’s fourteenth-largest position at the end of 2014. CRISIL is an India-based global analytics company that provides ratings, research, and risk and policy advisory services. Its shares seemed to rise on the improved economic and market climate in India following the elections in May 2014, which helped to make it a top-20 holding at year end. Egyptian Financial Group-Hermes Holding Company is the leading investment bank in the Arab world. The company offers services such as asset management, securities brokerage, research, and private equity. Improved revenues seemed to draw more investors to its stock, especially in the first half of the year.

Top Contributors to Performance For 2014 (%)[1]

Piper Jaffray	0.58

CRISIL	0.44

Egyptian Financial Group-Hermes Holding Company	0.40

Monroe Capital	0.39

SS&C Technologies	0.38

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Ashmore Group	-0.54

Financial Engines	-0.51

Dundee Corporation Cl. A	-0.35

Hellenic Exchanges - Athens Stock Exchange	-0.31

Xoom Corporation	-0.28

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Throughout its history, RFS has at times been out of sync with the financial services companies in the Russell 2500 Index. (Being a sector fund, RFS has also frequently moved in a different direction than the Russell 2000.) We would expect this to continue, especially considering the portfolio’s comparatively low exposure to banks and REITs. The Banks were one of the larger, and REITS one of the better-performing, groups within the Russell 2500 Financial Services Index. Our preference is for conservatively capitalized, fundamentally strong financial services businesses that we think are both well managed and trading at attractively low valuations based on our estimate of the company’s intrinsic worth. This predisposition toward strong balance sheets and other metrics indicating financial health, such as high returns on invested capital, free cash flow generation, and a history of earnings, has led us historically to overweight asset management businesses and invest in an ample number of insurance companies and tech-related financial services businesses. This was the case at the end of 2014.

16 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RYFSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	-0.16	3.45	21.04	13.26	7.82	8.46

Annual Gross Operating Expenses: 1.97% Annual Net Operating Expenses: 1.57%

*Not Annualized

Morningstar Style MapTM As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
 Invested on 12/31/10 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Federated Investors Cl. B	2.2

WisdomTree Investments	2.1

Charles Schwab	2.0

Marsh & McLennan	1.9

RLI Corp.	1.9

Broadridge Financial Solutions	1.9

Northern Trust	1.9

Value Partners Group	1.8

Diamond Hill Investment Group	1.8

FirstService Corporation	1.7

Portfolio Industry Breakdown
% of Net Assets

Capital Markets	53.8

Insurance	10.8

Diversified Financial Services	9.9

Banks	3.9

Professional Services	2.7

Real Estate Management & Development	2.6

Software	2.5

IT Services	2.5

Internet Software & Services	1.8

Consumer Finance	1.7

Investment Companies	1.4

Media	0.5

Hotel, Restaurants & Leisure	0.1

Miscellaneous	2.8

Cash and Cash Equivalents	3.0

Calendar Year Total Returns (%)

YEAR	RFS

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

10-Year	91	86

Fund’s First Full Quarter (12/31/03)	89	84

Portfolio Diagnostics

Fund Net Assets	$54 million

Number of Holdings	92

Turnover Rate	41%

Average Market Capitalization[1]	$2,343 million

Weighted Average P/E Ratio[2,3]	18.8x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	50

Active Share[4]	98%

U.S. Investments (% of Net Assets)	66.2%

Non-U.S. Investments (% of Net Assets)	30.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2015. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 17

MANAGER’S DISCUSSION

Royce SMid-Cap Value Fund

Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce SMid-Cap Value Fund (“RSV”) was down 1.7% in 2014, substantially behind its small- and mid-cap benchmark, the Russell 2500 Index, which increased 7.1% for the same period. The Fund enjoyed a terrific first-half performance, which helped to keep it ahead of its benchmark on a year-to-date basis into late October. The Fund advanced an impressive 13.7% for the six-month period ended June 30, 2014, more than doubling the return of the Russell 2500, which gained 5.9% for the same period.

RSV then lost 9.3% in the third quarter, falling behind its benchmark, which declined 5.3%. Quarterly underperformance was largely the result of poor performance from companies in the Energy sector and those in the metals & mining and machinery industries. Unfortunately, the downward trend for the Fund persisted into the fourth quarter at the same time that many small- and mid-cap stocks (at least those outside the energy industry) were recovering. RSV lost 4.6% in the fourth quarter compared to a gain of 6.8% for the Russell 2500. While these results were discouraging, we are confident that the Fund’s returns can improve when the market enters a historically more typical performance cycle in which company fundamentals matter more. Three- and five-year results for the Fund were solid.

WHAT WORKED... AND WHAT DIDN’T
Three of the Fund’s eight equity sectors posted net gains in 2014. Information Technology—lifted by top-10 holding Western Digital and top-20 holding SanDisk Corporation—led by a sizable margin, followed by Health Care (where the Fund was significantly underweight versus the Russell 2500) and Consumer Discretionary, where RSV was nearly even with the index at the end of 2014. Myriad Genetics made the largest positive contribution of all the Fund’s positions. We were pleased with its progress over the last 18 months. A molecular diagnostic company with a specialty in genetic testing for cancer, its share price fell rapidly in the second half of 2013 once the Supreme Court held that human genes cannot be patented. The stock then began to get healthy in 2014. The first-half acquisition of Crescendo Bioscience diversified Myriad’s already promising pipeline, and its genetic panel test—MyRisk—looked promising. Its stock stumbled in the fourth quarter when the MyRisk adoption proved more expensive than expected, causing sales deferrals and higher operating costs. We took some gains in 2014, though we remained confident in Myriad’s long-term prospects. Those words also summed up our thoughts about Western Digital, which develops and manufactures digital storage solutions. Its share price was somewhat volatile in 2014, especially through the year’s first nine months. However, it began to move up more steadily in October when the company announced strong revenues, earnings, and cash flows for its fiscal second quarter that were driven by gains in its capacity enterprise hard drive and flash platform solutions businesses.

The nearly 50% decline in crude oil prices was the motive force behind net losses in the Energy sector, which went from being the Fund’s top contributor in the first half to its leading detractor in both the second half and the full year. The portfolio also had a substantial overweight in the sector. We like the long-term prospects for Trican Well Service, a Canadian oilfield services company and that nation’s largest pressure pumping service provider. It was trading below book value at the end of 2014. The longstanding operational success of Unit Corporation seemed to offer little comfort to anxious investors fleeing energy stocks. Unit operates several businesses—it explores for oil and natural gas, acquires oil and gas properties, does contract drilling of onshore oil and natural gas wells, and gathers and processes natural gas. We took the long view and held positions in these and other energy companies at year end. All but one were in the energy equipment & services industry.

Ashmore Group was the Fund’s largest-detracting position in 2014. A London-based asset manager and a global leader in emerging market investing, its shares were challenged by worries about the debt cycle and bad news out of Russia and other emerging markets in 2014. Earnings have taken a hit but revenues have remained fairly steady. It was the Fund’s eleventh-largest position at the end of the period. We chose to part ways with Nu Skin Enterprises by selling our shares in September. A manufacturer and distributor of skin and other personal care products, the company met several challenges over the last year, which included settling some issues with the Chinese government by paying fines and improving training, restructuring its debt covenants, and reversing a cash flow problem. While these were positive developments, we thought its turnaround would likely take longer than we were prepared to wait.

Top Contributors to Performance For 2014 (%)[1]

Myriad Genetics	2.02

Western Digital	1.00

SanDisk Corporation	0.88

Bed Bath & Beyond	0.60

Signet Jewelers	0.60

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Ashmore Group	-1.15

Trican Well Service	-1.12

Unit Corporation	-0.95

TGS-NOPEC Geophysical	-0.85

Nu Skin Enterprises Cl. A	-0.78

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Effective November 10, 2014, Steven G. McBoyle manages the Fund after previously co-managing it since its inception. Industrials—the Fund’s largest sector at year end and an overweight versus the Russell 2500—remains an area of focus. Throughout 2014 we added to the Consumer Discretionary sector based on our belief that the expanding economy, improved employment picture, and lower energy prices will all encourage consumption in 2015.

18 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RMVSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (9/28/07)

RSV	-13.53	-1.68	11.74	9.22	4.93

Annual Gross Operating Expenses: 2.20%	Annual Net Operating Expenses: 1.35%

*Not Annualized

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 9/28/07 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Thor Industries	4.3

Cirrus Logic	4.1

AGCO Corporation	4.0

Western Digital	3.9

Kennedy-Wilson Holdings	3.8

Globe Specialty Metals	3.8

Semperit AG Holding	3.6

Bed Bath & Beyond	3.4

ManpowerGroup	3.4

TGS-NOPEC Geophysical	3.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	17.9

Materials	16.1

Financials	15.0

Consumer Discretionary	14.6

Energy	13.4

Information Technology	12.2

Health Care	5.2

Consumer Staples	2.5

Cash and Cash Equivalents	3.1

Calendar Year Total Returns (%)
YEAR	RSV

2014	-1.7

2013	22.9

2012	15.4

2011	-11.6

2010	26.0

2009	28.7

2008	-29.3

Portfolio Diagnostics

Fund Net Assets	$16 million

Number of Holdings	44

Turnover Rate	41%

Average Market Capitalization[1]	$3,345 million

Weighted Average P/E Ratio[2,3]	16.0x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	24

Active Share[4]	99%

U.S. Investments (% of Net Assets)	70.9%

Non-U.S. Investments (% of Net Assets)	26.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.35% through April 30, 2015 and at or below 1.99% through April 30, 2021). Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

The Royce Funds 2014 Annual Report to Shareholders | 19

MANAGER’S DISCUSSION
Royce Partners Fund

Chuck Royce

FUND PERFORMANCE
Royce Partners Fund (“PTR”) was down 0.8% in 2014, significantly underperforming its small- and mid-cap benchmark, the Russell 2500 Index, which increased 7.1% for the same period. Results were frustrating for much of the year. The Fund gained 2.8% for the six-month period ended June 30, 2014 versus a 5.9% advance for the Russell 2500. These returns reflected the mildly bullish period that characterized most of the year’s first half. Both increased volatility and a bearish wave hit small-cap stocks in the third quarter. Mid-caps suffered fewer net losses as a group while U.S. large-cap stocks went largely unaffected. PTR lost fractionally less than its benchmark for the third quarter, losing 5.2% compared to a loss of 5.3% for the index. Small-cap share prices began to recover off a mid-October low, and a dynamic rally enlivened the last weeks of December. The Fund, unfortunately, could not keep pace. For the fourth quarter, PTR advanced 1.8% while the Russell 2500 rose 6.8%. The Fund’s three-year, five-year, and since inception (4/27/09) returns were solid on an absolute basis, though they fell short of both the benchmark and our own expectations. PTR’s average annual total return since inception was 12.2%.

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s nine equity sectors posted net losses in 2014, with Energy having by far the largest negative impact. This was not a surprise. While PTR’s exposure to the sector was modest (and underweight versus the Russell 2500 at year end), a nearly 50% decline in crude prices in the second half was going to have a measurable drag on performance. Three of the Fund’s top five detractors from performance in 2014 were energy equipment & services companies. For the most part, we chose to hold our positions in the industry at the end of the year with the thought that fundamentally sound companies would be well positioned for a recovery. Many companies involved in offshore drilling were among the hardest and earliest hit when crude prices were first falling because of that activity’s inherently higher costs. Louisiana-based Tidewater provides marine service vessels to offshore energy companies. The short-term outlook for the industry was so poor that even the announcement in November of better-than-expected fiscal second-quarter earnings could not help its stock price. We held our shares in Tidewater as we did with London-based Ensco, an offshore contract driller. Like Tidewater, it has executed successfully and profitably and thus looked more than capable of rebounding. Sensing that Transocean’s recovery might take longer than we were willing to wait, we opted to sell our shares. A Swiss company, Transocean is the world’s largest offshore driller. Its stock price declined by nearly 60% in 2014 based on falling oil prices and an oversupplied ultra-deep water drilling market.

Outside of Energy, we chose to hold our position in emerging markets asset manager Ashmore Group, another London-based business. Its shares struggled amidst worries about global debt, the ongoing problems in Russia, and anxieties about the pace of growth in other emerging markets. A stronger British pound and lower performance fees also hurt its performance. Heritage-Crystal Clean provides parts cleaning, used oil re-refining, and hazardous and non-hazardous waste services to small- and mid-sized customers in the manufacturing and vehicle service industries. Its shares took a hit in December when the firm announced that it was issuing more stock to pay down debt incurred to make two recent acquisitions. We were cautiously optimistic about its turnaround potential at the end of 2014.

The Financials sector was the portfolio’s top contributor by a wide margin in 2014. It was followed by solid net gains for Information Technology and more modest contributions from Health Care, Consumer Staples, and Utilities. The Fund’s four top performers (and five of its top 10) came from the Financials sector. BBVA Banco Frances ADR is one of Argentina’s largest banks. Its strong revenue growth and terrific history of earnings per share growth helped to reassure investors otherwise anxious over the nation’s recent debt woes. It was a top-20 position at the end of 2014. Based in Chicago, Jones Lang LaSalle is a financial and professional services firm that specializes in commercial real estate services. The company saw its most impressive growth in fee revenues from the Americas, though it also experienced growth from EMEA (Europe, the Middle East, and Africa) and the Asia Pacific region. We like that the company increased the dividend that was paid in December. It was a top-10 holding at year end.

Top Contributors to Performance For 2014 (%)[1]

BBVA Banco Frances ADR	0.79

Jones Lang LaSalle	0.57

Monroe Capital	0.44

Coronation Fund Managers	0.43

Myriad Genetics	0.42

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Tidewater	-0.67

Heritage-Crystal Clean	-0.66

Ashmore Group	-0.58

Transocean	-0.54

Ensco Cl. A	-0.48

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2014, PTR had a substantial overweight in Financials. Most of the portfolio’s holdings in the sector were from the capital markets industry, which includes asset management businesses. The Fund was also overweight in Industrials and Materials, and had a sizable exposure to Information Technology. These weightings reflected our confidence in the growth potential for more economically cyclical sectors as well as our belief that we should see some recovery for commodity prices in the months ahead.

20 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RPTRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (4/27/09)

PTR	-3.52	-0.85	16.54	10.67	12.16

Annual Gross Operating Expenses: 3.97%		Annual Net Operating Expenses: 1.26%

*Not Annualized

Morningstar Style MapTM  As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

E-L Financial	2.6

Value Partners Group	2.5

State Street	2.5

Atrion Corporation	2.5

MasterCard Cl. A	2.2

Bank of New York Mellon (The)	2.0

Moody’s Corporation	1.8

Charles Schwab	1.8

Monroe Capital	1.8

Jones Lang LaSalle	1.7

Portfolio Sector Breakdown
% of Net Assets

Financials	32.8

Industrials	19.5

Information Technology	11.9

Materials	8.3

Health Care	4.2

Energy	3.1

Consumer Discretionary	2.0

Consumer Staples	1.2

Miscellaneous	2.0

Cash and Cash Equivalents	15.0

Calendar Year Total Returns (%)

YEAR	PTR

2014	-0.8

2013	32.2

2012	20.7

2011	-11.7

2010	18.7

Portfolio Diagnostics

Fund Net Assets	$3 million

Number of Holdings	63

Turnover Rate	8%

Average Market Capitalization[1]	$3,410 million

Weighted Average P/E Ratio[2,3]	17.0x

Weighted Average P/B Ratio[2]	2.1x

Holdings ≥ 75% of Total Investments	40

Active Share[4]	98%

U.S. Investments (% of Net Assets)	58.2%

Non-U.S. Investments (% of Net Assets)	26.8%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.20% through April 30, 2015 and 1.84% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

The Royce Funds 2014 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION

Royce European Smaller-Companies Fund

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Royce European Smaller-Companies Fund (“RES”) was down 14.9% in 2014, lagging its benchmark, the Russell Europe Small Cap Index, which fell 8.5% for the same period. The Fund’s relative and absolute challenges were largely due to a poor second half. After generally outperforming their domestic counterparts in the last six months of 2013, European equities continued to build momentum. By the end of 2014’s first quarter many European stocks remained ahead of their U.S. peers. European equity performance then began to slow in the second quarter, with returns falling into the red while other international and U.S. markets stayed in positive territory. Though we were pleased with the Fund’s relative performance in the second quarter (+0.6% versus -1.0% for the Russell Europe Small Cap), RES was shy of the benchmark’s returns in the first half of 2014. For the six-month period ended June 30, 2014, the Fund gained 4.6% compared to 5.5% for its benchmark.

Losses continued to mount in July, when stocks across the globe corrected (with the exception of U.S. large-caps). European shares were among the most adversely affected, and RES was no exception. For the third quarter the Fund fell 11.2%, trailing the Russell Europe Small Cap, which declined 10.7%. Portfolio holdings headquartered in France, the U.K., Norway, and Germany hurt most. The fourth quarter was equally unkind. U.S. small-caps rallied off a mid-October low, but many non-U.S. companies continued to struggle. Holdings headquartered in the U.K. had an outsized negative effect, while those in Cyprus and Germany also suffered large net losses in the fourth quarter. However, we were somewhat encouraged that our investments headquartered in Denmark were able to bounce back in the year’s final three months, as was the case with third-quarter detractors Austria and Turkey. Still, RES’s fourth-quarter performance on both a relative and absolute basis was dispiriting. For the quarter, RES was down 8.3% versus the European benchmark’s 2.9% loss. The Fund outpaced the Russell Europe Small Cap for the since inception (12/29/06) period ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
All but one of the Fund’s nine equity sectors posted net losses in 2014, and the net gain for Health Care was decidedly modest. A collapse in oil prices helped to make Energy RES’s top detractor for the calendar year after it posted generous net gains for the Fund in the first half. Industrials and Information Technology were also major trouble spots at year end. Globaltrans Investment GDR is a leading private freight rail transportation group with operations in Russia, the CIS (the Commonwealth of Independent States, including Ukraine), and the Baltics. Affected by tensions in Ukraine and the weakening ruble, Globaltrans lost about 70% of its value by year end. With more than 85% of freight transported by rail in Russia, we believe the company can improve its competitive position in the next couple of years. We added shares throughout the year. The second-half collapse in energy prices and pressure on other commodities thus took an enormous toll on results for both the second half and full year. Being overweight in Energy versus the Russell Europe Small Cap also hampered relative results. We are well aware of the near-term stresses on energy prices, which include surging supply from U.S. shale plays and weaker European and emerging market economies (the latter having been a key source of incremental demand). However, we have also been pleased with the way that most of the portfolio’s energy names have been executing. We have mostly chosen to hold positions in the belief that lower energy prices will ultimately spur demand and thus eventually start the next up cycle in commodity prices. EnQuest is a London-based oil and gas development and production company, and Fred. Olsen Energy is an offshore driller with activities in the mid- and deep-water floating drilling segment based in Oslo, Norway. The share prices of both companies suffered badly in the second half. The strengthening U.S. dollar was also a factor in the performance of European holdings.

Shares of London-based design and engineering consultancy firm Hyder Consulting jumped early in the second half after being the center of a bidding war between Tokyo-based Nippon Koei and Dutch firm Arcadis. Following the announcement in late July that Hyder had reached an agreement with Arcadis, we sold our stake. Eltek, a Norwegian business which makes power systems and solutions for telecommunications and datacenters, power utilities, and other industries, was also the target of a take-out. In mid-December the company announced that Netherlands-based Deltronics, a subsidiary of Taiwanese company Delta Electronics, would be acquiring all its shares through a voluntary cash offer. We sold our stake on the news.

Top Contributors to Performance For 2014 (%)[1]

Hyder Consulting	0.67

Eltek	0.51

Forbo Holding	0.33

Boiron	0.33

F-Secure	0.31

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Globaltrans Investment GDR	-1.56

EnQuest	-1.44

Fred. Olsen Energy	-1.36

Nokian Renkaat	-1.07

LPKF Laser & Electronics	-1.00

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At year end, RES was overweight in economically sensitive cyclical sectors such as Information Technology, Materials, and Energy. The Fund was also overweight in Health Care. As bottom-up stock pickers who focus on fundamentals, we are finding attractive valuations in the U.K., France, and Germany and continue to seek companies that we believe can remain competitive in the challenging European market.

22 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RISCX RESNX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	5-YR	SINCE INCEPTION (12/29/06)

RES	-18.60	-14.86	8.40	6.53	2.06

Annual Gross Operating Expenses: 2.27% Annual Net Operating Expenses: 1.70%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell Euro SC in 73% of all 5-year periods; 67% of all 3-year periods; 52% of all 1-year periods;

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

5-year	27/37	73%	7.6	4.8

3-year	41/61	67%	7.7	4.9

1year	44/85	52%	7.9	6.9
*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM  As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
 Invested on 12/29/06 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Mayr-Melnhof Karton	2.8

Ashmore Group	2.8

Semperit AG Holding	2.6

Stallergenes	2.3

VZ Holding	2.3

Kennedy Wilson Europe Real Estate	2.2

LPKF Laser & Electronics	2.2

Nokian Renkaat	2.2

Consort Medical	2.2

Senior	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.6

Information Technology	17.4

Health Care	17.2

Financials	13.5

Materials	9.3

Consumer Discretionary	8.0

Energy	7.1

Consumer Staples	1.3

Cash and Cash Equivalents	1.6

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter
(12/31/06)	89	85

Calendar Year Total Returns (%)

YEAR	RES

2014	-14.9

2013	20.8

2012	23.8

2011	-20.3

2010	35.2

2009	57.7

2008	-46.4

2007	1.4

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	31.7

France	22.7

Germany	7.8

Italy	5.5

Austria	5.5

Norway	4.1

Switzerland	3.7

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics
Fund Net Assets	$22 million

Number of Holdings	63

Turnover Rate	65%

Average Market Capitalization[1]	$889 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	1.8x

Holdings ≥ 75% of Total Investments	40

Active Share[4]	96%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Europe Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 23

MANAGER’S DISCUSSION

Royce Global Dividend Value Fund

Chuck Royce

FUND PERFORMANCE
Royce Global Dividend Value Fund (“RGD”) was down 6.8% in 2014, trailing its benchmark, the Russell Global Small Cap Index, which fell 0.3% for the same period. These results were disappointing on both a relative and absolute basis, especially considering the Fund’s competitiveness in the first half of the year when equities around the world—particularly those outside the U.S.—enjoyed positive returns. For the six-month period ended June 30, 2014, RGD gained 5.4%, narrowly behind the global small-cap benchmark’s 5.7% increase for the same period.

In the third quarter, however, stocks across the globe corrected (with the exception of U.S. large-cap stocks). European shares, after exhibiting several months of strength, felt the brunt of the downturn. RGD fell 6.9% in the third quarter compared to the Russell Global Small Cap’s 6.7% decline. Portfolio holdings headquartered in Canada, the U.S., and the U.K. were the largest detractors from third-quarter performance while those headquartered in China and South Korea posted modest net gains. The performance spread between RGD and its benchmark would widen in the fourth quarter, a period in which U.S. small-caps rallied off a mid-October low while many non-U.S. companies saw additional losses or struggled to stay afloat. For the quarter, the Fund fell 5.0% compared to the Russell Global Small Cap’s 1.1% gain. Holdings headquartered in South Africa and, to a lesser degree, the U.S. made a positive impact on fourth-quarter results while those headquartered in Canada and the U.K. remained detractors, this time joined by holdings in Brazil and Malaysia. Long-term performance results were also disappointing, though we believe our disciplined value approach can eventually bear fruit.

WHAT WORKED... AND WHAT DIDN’T
Four of the Fund’s nine equity sectors posted net gains for the calendar year, with Information Technology leading the list. Consumer Staples, Utilities, and Health Care were also positive contributors, though net gains for the last two sectors were modest. Conversely, Consumer Discretionary was RGD’s worst-performing sector by a wide margin, followed by Energy and Industrials. (Financials and Materials posted modest net losses.) South Africa’s Coronation Fund Managers is a global asset management company that offers services to institutional and individual investors. The firm has seen robust growth in assets and revenues, with both its South African and international businesses growing. At the end of 2014 it was the twelfth-largest position in the portfolio. Shares of London-based design and engineering consultancy firm Hyder Consulting jumped early in the second half after being the center of a bidding war between Tokyo-based Nippon Koei and Dutch firm Arcadis. Following the announcement in late July that Hyder had reached an agreement with Arcadis, we sold our stake. Silverlake Axis is a Singapore-based company that provides customized software solutions to the banking and insurance industries. After reporting a more than 25% increase in year-over-year fiscal third-quarter revenues late in May, its stock took off. Late in August the stock jumped again when fiscal 2014 results were announced. The company reported robust profits and revenues driven in part by maintenance and enhancement services and software licensing. We trimmed our position in 2014.

Globaltrans Investment GDR is a leading private freight rail transportation group with operations in Russia, the CIS (the Commonwealth of Independent States, including Ukraine), and the Baltics. Affected by tensions in Ukraine and the weakening ruble, Globaltrans lost about 70% of its value by year end. With more than 85% of freight transported by rail in Russia, we believe the company can improve its competitive position in the next couple of years. We added shares throughout the year. The second-half collapse in energy prices and pressure on other commodities in the second half hurt calendar-year results for Oslo-based Fred. Olsen Energy. The company, an offshore driller with activities in the mid- and deep-water floating drilling segment, predicted lower demand in the global rig market and reported lower-than-expected third-quarter profits in October. We reduced our position, though we think the company’s stock can eventually recover. Brazil’s weak economy, along with a slowdown in the real estate market and economic uncertainty over the re-election of President Dilma Rousseff, all hurt the share price of Brasil Brokers Participacoes, which remained a top detractor after a rough first half. We gradually trimmed our position in September and October. The strengthening U.S. dollar was also a factor in the performance of non-U.S. holdings.

Top Contributors to Performance For 2014 (%)[1]

Coronation Fund Managers	0.33

Hyder Consulting	0.28

Silverlake Axis	0.28

Hanssem	0.27

Regent Manner International
Holdings	0.26

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

Globaltrans Investment GDR	-0.68

Fred. Olsen Energy	-0.60

Brasil Brokers Participacoes	-0.54

Transocean	-0.47

Nokian Renkaat	-0.40

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2014, RGD was overweight in cyclical sectors such as Consumer Discretionary and Industrials. We continue to position the portfolio for an eventual recovery in global economic growth, and still believe that—despite the market’s preference for high yields in 2014—consistent dividend-payers have long-term advantages.

24 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL RGVDX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RGD	-11.59	-6.84	9.74	2.84

Annual Gross Operating Expenses: 2.99% Annual Net Operating Expenses: 1.70%

*Not Annualized

Morningstar Style MapTM    As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Value Partners Group	1.5

Television Broadcasts	1.3

Nexity	1.3

Xtep International Holdings	1.2

Afrimat	1.2

Pico Far East Holdings	1.1

Aramex	1.1

Selamat Sempurna	1.1

Kaba Holding	1.1

Forbo Holding	1.1

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	24.5

Industrials	19.1

Financials	18.8

Information Technology	13.9

Materials	6.2

Health Care	5.8

Consumer Staples	3.9

Energy	2.0

Cash and Cash Equivalents	5.8

Calendar Year Total Returns (%)

YEAR	RGD

2014	-6.8

2013	15.8

2012	22.5

2011	-15.4

Portfolio Country Breakdown[1,2]
% of Net Assets

Hong Kong	10.9

United Kingdom	10.0

South Africa	8.1

Canada	5.8

Switzerland	5.2

United States	5.0

Brazil	4.9

France	4.6

Germany	4.4

Japan	4.3

Singapore	3.2

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$7 million

Number of Holdings	154

Turnover Rate	33%

Average Market Capitalization[1]	$983 million

Weighted Average P/E Ratio[2,3]	15.8x

Weighted Average P/B Ratio[2]	2.0x

Holdings ≥ 75% of Total Investments	85

Active Share[4]	98%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

25 | The Royce Funds 2014 Annual Report to Shareholders

MANAGERS’ DISCUSSION

Royce International Micro-Cap Fund

Dilip Badlani, CFA Jim Harvey, CFA

FUND PERFORMANCE
Royce International Micro-Cap Fund (“RMI”) was down 2.4% in 2014, losing less than its benchmark, the Russell Global ex-U.S. Small Cap Index, which lost 3.6% for the same period. For the six-month period ended June 30, 2014, RMI advanced 7.9% compared to the international small-cap index’s 7.5% gain.

These first six months saw many smaller non-U.S. companies mount a comeback and outpace their domestic counterparts. This picture began to shift with the arrival of more volatility and mostly falling stock prices in the third quarter. The correction found stocks across the globe—with the exception of U.S. large-caps—mostly in the red. Among the most adversely affected were European equities, which had already begun to pull back slightly in the second quarter after a terrific first-quarter showing. During the third-quarter down phase, the Fund outperformed its benchmark’s 6.2% decline with a loss of 3.0%. RMI, however, was unable to add to this advantage in the last three months of the year. While U.S. small-caps rallied off a mid-October low, their non-U.S. counterparts mostly continued to struggle. In the fourth quarter RMI was down 6.6%, trailing its benchmark, which fell 4.5%. Although holdings in South Korea, Austria, and India contributed to fourth-quarter performance, holdings headquartered in Japan, Brazil, Hong Kong, Australia, and China were significant detractors. Longer-term results on an absolute and relative basis were also not in line with our expectations.

WHAT WORKED... AND WHAT DIDN’T
During the second half of 2014, we were pleased to see portfolio holdings headquartered in India build on first-half net gains while those in Canada, Germany, and South Korea suffered only minor slippage. Holdings in Brazil and Hong Kong remained top detractors through the end of the year while the portfolio’s holdings in Japan corrected sharply after posting solid net gains in the first half. Brazil-based T4F Entretenimento is the biggest live entertainment promoter in South America and one of the largest in the world. Brazil’s weak consumer sentiment drove reductions in discretionary spending on concerts which, coupled with the pressure the World Cup put on consumers’ wallets, negatively affected its stock price. We believe that the share price should react favorably as business conditions normalize and added to our position throughout the second half. Brazil’s weak economy, along with a slowdown in the real estate market and economic uncertainty over the re-election of President Dilma Rousseff , all hurt the share price of Brasil Brokers Participacoes, which remained a top detractor after a rough first half. The company is one of the country’s two leading real estate brokerages. We like its ability to generate cash, its generous dividend policy, and its large degree of insider ownership. Brasil Insurance Participacoes e Administracao—another top detractor from the semiannual period—is a collection of insurance brokers that have been acquired over the years. New management is working on implementing a turnaround, but in the process of deploying their plan, they had to make significant cuts to guidance to reposition the company for future growth, which hurt its stock price. We re-built our position in July, adding shares in August. The strength of the U.S. dollar also played a role in the performance of non-U.S. holdings.

Three of RMI’s top contributors to performance in the first half remained so for the full year. Ontario-based Magellan Aerospace serves the civil aerospace and defense market. Magellan has benefited from a strong aerospace and defense capital spending cycle as well as weakness in the Canadian dollar, which has increased its competitiveness versus U.S. suppliers significantly. In addition, a strong management team that is focused on margins has helped drive improvement in earnings and an increase in the overall backlog. We think the stock has the potential for additional growth, so we bought shares in August and September (after reducing our position in the second quarter). Global automotive demand coupled with automation in the industrial supply chain has driven demand for Japanese manufacturer Obara Group’s products. A weakening yen has also helped its position versus foreign competitors. Australia-based TFS Corporation owns and manages sustainable sandalwood plantations. A long-tailed asset that is seeing the benefit of the work that has been put in over the past decade, the company’s plantations are in harvest mode, which should help it to start generating cash flow. An off-take agreement with pharmaceutical company Galderma also helped give proof of concept for the company’s sandalwood oil.

Top Contributors to Performance For 2014 (%)[1]

Magellan Aerospace	1.06

Obara Group	0.63

RIB Software	0.55

TFS Corporation	0.48

Comba Telecom Systems
Holdings	0.47

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

T4F Entretenimento	-0.71

Brasil Insurance Participacoes e Administracao	-0.71

Ellies Holdings	-0.61

Brasil Brokers Participacoes	-0.60

Freund Corporation	-0.54

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Anticipating an eventual turnaround in the global economy, we were substantially overweight economically cyclical sectors such as Industrials, Consumer Discretionary, and Information Technology at the end of December. We remain bullish on the prospects for a rebound in Japan and Hong Kong—and had significantly more exposure than the benchmark to the latter nation.

26 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOL ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RMI	-9.49	-2.37	9.67	0.87

Annual Gross Operating Expenses: 3.88% Annual Net Operating Expenses: 1.71%

*Not Annualized

Morningstar Style MapTM     As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
 Invested on 12/31/10 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Trancom	2.6

Zuiko Corporation	2.0

Magellan Aerospace	1.9

Collection House	1.5

eClerx Services	1.5

MTY Food Group	1.4

Pacific Online	1.4

I.T	1.3

Imdex	1.3

Nitto Kohki	1.3

Portfolio Sector Breakdown
% of Net Assets

Industrials	33.2

Consumer Discretionary	22.7

Information Technology	19.6

Materials	7.2

Financials	6.7

Health Care	3.3

Consumer Staples	2.9

Energy	2.1

Cash and Cash Equivalents	2.3

Calendar Year Total Returns (%)

YEAR	RMI

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	20.1

Hong Kong	8.3

Canada	8.1

United Kingdom	6.1

Australia	6.0

South Korea	5.6

Germany	5.1

Taiwan	4.4

China	3.6

France	3.6

India	3.3

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$6 million

Number of Holdings	123

Turnover Rate	91%

Average Market Capitalization[1]	$306 million

Weighted Average P/E Ratio[2,3]	13.4x

Weighted Average P/B Ratio[2]	1.4x

Holdings ≥ 75% of Total Investments	74

Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% though April 30, 2024. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014.

The Royce Funds 2014 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION

Royce International Premier Fund

David Nadel

FUND PERFORMANCE
Royce International Premier Fund (“RIP”) was down 8.2% in 2014, behind its benchmark, the Russell Global ex-U.S. Small Cap Index, which fell 3.6% for the same period. Europe’s renewed strength in 2014’s first quarter, which mitigated corrections for many Asian markets, also helped to give international small-caps a brief run of leadership over their domestic peers. European small-cap performance in the second quarter, though, fell back into negative territory while certain key Asian markets mounted a recovery. Amid these shifts, RIP was in the black for the six-month period ended June 30, 2014, though its 3.3% gain trailed the benchmark’s 7.5% advance.

Fortunes reversed again for many U.S. and non-U.S. small-caps in the third quarter, which was an especially tough time for smaller European companies. We were pleased with RIP’s relative performance during this period in which the Fund lost 5.8% versus a decline of 6.2% for the international small-cap index. Holdings in the U.K. had an outsized negative impact on third-quarter performance, while those headquartered in India and China helped to moderate net losses. Domestic small-caps then bounced back off a mid-October low, but many non-U.S. companies continued to decline. For the fourth quarter RIP was down 5.6% compared to a 4.5% drop for the Russell Global ex-U.S. Small Cap. Holdings in U.K.-based companies remained the Fund’s top detractors, followed closely by Brazil, while India continued to contribute. Longer-term results were also disappointing on both an absolute and relative basis, though RIP outpaced its benchmark index for the since inception (12/31/10) period ended December 31, 2014.

WHAT WORKED... AND WHAT DIDN’T
All eight of the Fund’s equity sectors were in the red at year end, though Materials, Energy, Health Care, Financials, and Consumer Staples had varying levels of modest net losses. Information Technology was the largest detractor by a significant margin, with a negative impact more than double that of Industrials, the Fund’s second-largest detracting sector. At the country level, holdings headquartered in the U.K., Brazil, and Finland were sore spots for the calendar year. Nokian Renkaat is a Finnish company that manufactures and sells tires. Russia accounts for half of the company’s sales. A thus-far mild winter, the devalued ruble, the crisis in Ukraine, and other geopolitical concerns all weakened its share price. We believe the company’s headwinds are temporary and added to our position in 2014. Late in 2013 we also built a position in Brazil’s leading real estate brokerage firm LPS Brasil Consultoria de Imoveis. Mired in a weak housing market, the company also struggled with low consumer confidence and the country’s stagnant economy.

From the Industrials sector, Latchways is a U.K.-based protective equipment maker specializing in fall protection systems for people working from heights. A profit warning in October led to a precipitous drop in its shares as the slumping European economy led to delayed capital projects. The company also contended with de-stocking by a large North American customer. However, with its balance sheet and its U.K. business still strong, Latchways appeared more than capable of recovering when Europe’s economy does the same. We added to our position throughout the year, and it was RIP’s second-largest holding at year end. AVEVA Group is a British multinational IT company headquartered in Cambridge, U.K. The firm’s exposure to the energy industry—it provides technology to the marine, oil & gas, power, and process industries—combined with a profit warning (driven by contract delays) and a restructuring of its sales force combined to push its share price down. We like its mission-critical software and history of not running in sync with oil prices. Germany’s LPKF Laser & Electronics develops specialized mechanical engineering products for electronics production, the automotive industry, and in the manufacture of solar cells. A revised outlook for 2014 kept investors selling, but we believe the case for long-term growth remained intact. The strength of the U.S. dollar also played a role in the performance of many non-U.S. holdings.

Holdings headquartered in India made the largest positive impact on performance in 2014. RIP’s top contributor to performance was Bajaj Finance, an Indian business offering an array of services including wealth management, commercial lending, and consumer finance. Improved profitability and earnings, as well as the more optimistic outlook for the Indian economy in the wake of May’s elections, seemed to draw attention to the stock. We reduced our position as its shares climbed.

Top Contributors to Performance For 2014 (%)[1]

Bajaj Finance	1.67

Motherson Sumi Systems	0.62

Signet Jewelers	0.61

Silverlake Axis	0.48

STRATEC Biomedical	0.44

[1] Includes dividends

Top Detractors from Performance For 2014 (%)[2]

LPS Brasil Consultoria
de Imoveis	-1.38

Nokian Renkaat	-1.24

Latchways	-1.10

AVEVA Group	-0.95

LPKF Laser & Electronics	-0.79

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of 2014, the portfolio was overweight in cyclical sectors such as Industrials, Consumer Discretionary, and Information Technology. It also had a significant overweight in Health Care. At the country level, the Fund had greater exposure than the benchmark to companies headquartered in the U.K., Switzerland, India, Hong Kong, Brazil, and Germany.

28 | The Royce Funds 2014 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/14

	JUL-DEC 2014*	1-YR	3-YR	SINCE INCEPTION (12/31/10)

RIP	-11.11	-8.22	10.25	2.77

Annual Gross Operating Expenses: 2.82% Annual Net Operating Expenses: 1.69%

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/14

On a monthly rolling basis, the Fund outperformed the Russell Glo x US SC in 69% of all 3-year periods; and 68% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)*	INDEX AVG (%)*

3-year	9/13	69%	7.7	6.9

1-year	25/37	68%	7.7	7.1

*Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style MapTM  As of 12/31/14

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 74 for additional information.

Value of $10,000
 Invested on 12/31/10 as of 12/31/14 ($)

Top 10 Positions
% of Net Assets

Bajaj Finance	3.1

Latchways	2.9

Pico Far East Holdings	2.9

VZ Holding	2.7

Consort Medical	2.7

Clarkson	2.7

Totvs	2.6

Motherson Sumi Systems	2.6

Semperit AG Holding	2.5

Abcam	2.5

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.1

Consumer Discretionary	20.1

Information Technology	17.6

Financials	15.9

Health Care	13.9

Materials	6.7

Consumer Staples	4.7

Energy	2.1

Cash and Cash Equivalents	-1.1

Upside/Downside Capture Ratios
Periods Ended 12/31/14 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter
(12/31/10)	89	83

Calendar Year Total Returns (%)

YEAR	RIP

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	30.6

Switzerland	16.7

India	7.5

Japan	7.0

Hong Kong	6.7

Brazil	6.3

Germany	6.1

Austria	5.0

Italy	4.0

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$8 million

Number of Holdings	46

Turnover Rate	62%

Average Market Capitalization[1]	$1,545 million

Weighted Average P/E Ratio[2,3]	18.6x

Weighted Average P/B Ratio[2]	2.9x

Holdings ≥ 75% of Total Investments	32

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/14).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the net asset values for shareholder transactions and the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/ or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.69% through April 30, 2015 and at or below 1.99% through April 30, 2024. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2014. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Managers’ performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2014 Annual Report to Shareholders | 29

Schedules of Investments

Royce Select Fund I
Common Stocks – 93.2%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.5%
AUTO COMPONENTS - 2.6%
Drew Industries [1]	6,286	$321,026
Gentex Corporation	19,050	688,277

		1,009,303

AUTOMOBILES - 1.6%
Thor Industries	11,445	639,432

HOUSEHOLD DURABLES - 1.8%
NVR [1]	570	726,938

MEDIA - 1.5%
E.W. Scripps Company Cl. A [1]	15,170	339,050
Wiley (John) & Sons Cl. A	3,900	231,036

		570,086

SPECIALTY RETAIL - 4.8%
†Buckle (The)	18,185	955,076
Genesco [1]	12,065	924,420

		1,879,496

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
†Movado Group	16,276	461,750

Total (Cost $4,197,385)		5,287,005

CONSUMER STAPLES – 2.5%
FOOD PRODUCTS - 0.9%
Cal-Maine Foods	9,008	351,582

PERSONAL PRODUCTS - 1.6%
†Nu Skin Enterprises Cl. A	14,620	638,894

Total (Cost $1,159,229)		990,476

ENERGY – 9.9%
ENERGY EQUIPMENT & SERVICES - 9.9%
Helmerich & Payne	9,230	622,287
Oil States International [1]	13,380	654,282
Pason Systems	37,870	713,526
SEACOR Holdings [1]	5,319	392,595
TGS-NOPEC Geophysical	37,670	815,041
Unit Corporation [1]	20,095	685,239

Total (Cost $3,774,198)		3,882,970

FINANCIALS – 11.2%
CAPITAL MARKETS - 6.1%
†Artisan Partners Asset Management Cl. A	9,460	478,014
Federated Investors Cl. B	21,690	714,252
Lazard Cl. A	13,040	652,391
SEI Investments	13,665	547,147

		2,391,804

INSURANCE - 3.4%
Alleghany Corporation [1]	1,530	709,155
Validus Holdings	14,970	622,153

		1,331,308

THRIFTS & MORTGAGE FINANCE - 1.7%
†Genworth MI Canada	20,330	647,102

Total (Cost $3,074,176)		4,370,214

HEALTH CARE – 6.7%
BIOTECHNOLOGY - 1.8%
Myriad Genetics [1]	20,615	702,147

LIFE SCIENCES TOOLS & SERVICES - 3.6%
Bio-Rad Laboratories Cl. A [1]	5,035	607,019
Bio-Techne	8,514	786,694

		1,393,713

PHARMACEUTICALS - 1.3%
†Lannett Company [1]	11,835	507,485

Total (Cost $1,994,163)		2,603,345

INDUSTRIALS – 19.4%
COMMERCIAL SERVICES & SUPPLIES - 0.9%
Ritchie Bros. Auctioneers	13,540	364,091

ELECTRICAL EQUIPMENT - 2.3%
EnerSys	9,415	581,094
Global Power Equipment Group	24,048	332,103

		913,197

INDUSTRIAL CONGLOMERATES - 1.2%
Carlisle Companies	4,990	450,297

MACHINERY - 9.6%
CIRCOR International	11,352	684,299
Columbus McKinnon	16,455	461,398
John Bean Technologies	23,959	787,293
Kennametal	10,500	375,795
Timken Company (The)	9,845	420,185
Valmont Industries	5,835	741,045
Wabtec Corporation	3,468	301,334

		3,771,349

PROFESSIONAL SERVICES - 3.5%
ICF International [1]	17,273	707,847
Robert Half International	4,383	255,880
Towers Watson & Co. Cl. A	3,500	396,095

		1,359,822

TRADING COMPANIES & DISTRIBUTORS - 1.9%
†Aceto Corporation	17,800	386,260
MSC Industrial Direct Cl. A	4,567	371,069

		757,329

Total (Cost $5,903,816)		7,616,085

INFORMATION TECHNOLOGY – 20.4%
COMMUNICATIONS EQUIPMENT - 1.6%
ADTRAN	28,619	623,894

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.1%
Coherent [1]	6,836	415,082
Dolby Laboratories Cl. A	4,545	195,980
IPG Photonics [1]	5,480	410,562
Rofin-Sinar Technologies [1]	20,992	603,940

		1,625,564

INTERNET SOFTWARE & SERVICES - 1.8%
†j2 Global	11,235	696,570

IT SERVICES - 1.9%
Sykes Enterprises [1]	32,445	761,484

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.5%
Cabot Microelectronics [1]	3,996	189,091
Integrated Silicon Solution	46,434	769,411
MKS Instruments	23,445	858,087
Nanometrics [1]	41,928	705,229
Teradyne	27,750	549,172
Tessera Technologies	5,805	207,587
Veeco Instruments [1]	12,500	436,000

		3,714,577

SOFTWARE - 0.5%
Mentor Graphics	8,840	193,773

30 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Select Fund I (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Silicon Graphics International[1]	34,450	$392,041

Total (Cost $5,992,108)		8,007,903

MATERIALS – 6.7%
CHEMICALS - 3.5%
Innospec	14,847	633,967
Minerals Technologies	10,436	724,780

		1,358,747

METALS & MINING - 2.4%
Major Drilling Group International	35,890	176,392
Reliance Steel & Aluminum	12,570	770,164

		946,556

PAPER & FOREST PRODUCTS - 0.8%
Schweitzer-Mauduit International	7,955	336,496

Total (Cost $2,019,476)		2,641,799

MISCELLANEOUS [3] – 2.9%

Total (Cost $1,041,103)		1,141,726

TOTAL COMMON STOCKS

(Cost $29,155,654)		36,541,523

REPURCHASE AGREEMENT – 2.6%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $1,020,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $1,044,750)

(Cost $1,020,000)		1,020,000

TOTAL INVESTMENTS – 95.8%

(Cost $30,175,654)		37,561,523

CASH AND OTHER ASSETS LESS LIABILITIES – 4.2%		1,658,827

NET ASSETS – 100.0%		$39,220,350

Royce Micro-Cap Discovery Fund
Common Stocks – 93.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.9%
AUTO COMPONENTS - 1.9%
†Remy International	1,900	$39,748
Standard Motor Products	1,800	68,616

		108,364

DISTRIBUTORS - 0.5%
VOXX International Cl. A1	3,100	27,156

DIVERSIFIED CONSUMER SERVICES - 1.6%
Steiner Leisure[1]	1,900	87,799

HOTELS, RESTAURANTS & LEISURE - 1.3%
Monarch Casino & Resort[1]	4,200	69,678

HOUSEHOLD DURABLES - 1.5%
†Flexsteel Industries	1,700	54,825
Hooker Furniture	1,800	30,906

		85,731

LEISURE PRODUCTS - 1.2%
Arctic Cat	1,843	65,427

MEDIA - 1.2%
Harte-Hanks	8,800	68,112

MULTILINE RETAIL - 0.8%
Fred’s Cl. A	2,500	43,525

TEXTILES, APPAREL & LUXURY GOODS - 1.9%
Culp	2,400	52,032
†Perry Ellis International[1]	2,100	54,453

		106,485

Total (Cost $615,627)		662,277

CONSUMER STAPLES – 5.4%
FOOD & STAPLES RETAILING - 2.2%
Village Super Market Cl. A	4,500	123,165

FOOD PRODUCTS - 2.0%
John B. Sanfilippo & Son	1,600	72,800
†SunOpta [1]	3,300	39,105

		111,905

HOUSEHOLD PRODUCTS - 0.7%
†Central Garden & Pet[1]	4,700	41,266

PERSONAL PRODUCTS - 0.5%
†Medifast [1]	800	26,840

Total (Cost $274,595)		303,176

ENERGY – 4.0%
ENERGY EQUIPMENT & SERVICES - 2.1%
†Gulf Island Fabrication	2,000	38,780
Matrix Service[1]	1,900	42,408
†Tesco Corporation	2,900	37,178

		118,366

OIL, GAS & CONSUMABLE FUELS - 1.9%
†Pacific Ethanol[1]	3,900	40,287
REX American Resources[1]	400	24,788
TransGlobe Energy	4,000	16,560
VAALCO Energy[1]	4,800	21,888

		103,523

Total (Cost $284,078)		221,889

FINANCIALS – 8.0%
CONSUMER FINANCE - 1.5%
†Regional Management[1]	3,400	53,754
World Acceptance[1]	400	31,780

		85,534

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 31

Schedules of Investments

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE - 6.5%
EMC Insurance Group	1,500	$53,190
Employers Holdings	2,800	65,828
Hallmark Financial Services[1]	2,800	33,852
†Investors Title Company	800	57,888
Kansas City Life Insurance	500	24,015
Safety Insurance Group	700	44,807
United Fire Group	1,400	41,622
†Universal Insurance Holdings	2,000	40,900

		362,102

Total (Cost $378,354)		447,636

HEALTH CARE – 14.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 10.9%
AngioDynamics [1]	3,600	68,436
Atrion Corporation	200	68,002
CryoLife	5,200	58,916
Cynosure Cl. A1	1,000	27,420
Exactech[1]	3,800	89,566
Invacare Corporation	7,000	117,320
Meridian Bioscience	3,400	55,964
Utah Medical Products	2,000	120,100

		605,724

HEALTH CARE PROVIDERS & SERVICES - 2.1%
National HealthCare	1,900	119,396

LIFE SCIENCES TOOLS & SERVICES - 1.5%
†Affymetrix [1]	4,000	39,480
Harvard Bioscience[1]	7,700	43,659

		83,139

Total (Cost $694,034)		808,259

INDUSTRIALS – 19.1%
AEROSPACE & DEFENSE - 0.6%
American Science and Engineering	700	36,330

BUILDING PRODUCTS - 1.1%
American Woodmark[1]	1,500	60,660

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Courier Corporation	2,500	37,300
†Kimball International Cl. B	5,800	52,896

		90,196

CONSTRUCTION & ENGINEERING - 4.1%
Aegion Corporation[1]	2,200	40,942
Comfort Systems USA	4,489	76,851
MYR Group[1]	4,000	109,600

		227,393

ELECTRICAL EQUIPMENT - 1.8%
†Jinpan International	8,000	51,520
†SL Industries[1]	1,300	50,700

		102,220

MACHINERY - 4.1%
Alamo Group	1,100	53,284
Miller Industries	5,920	123,077
†Supreme Industries Cl. A	7,100	50,126

		226,487

PROFESSIONAL SERVICES - 4.7%
CDI Corporation	2,200	38,962
Heidrick & Struggles International	1,600	36,880
ICF International[1]	1,200	49,176
Resources Connection	2,800	46,060
VSE Corporation	1,400	92,260

		263,338

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Willis Lease Finance[1]	2,800	61,320

Total (Cost $914,656)		1,067,944

INFORMATION TECHNOLOGY – 16.3%
COMMUNICATIONS EQUIPMENT - 4.7%
Comtech Telecommunications	2,600	81,952
Digi International[1]	3,700	34,373
†Harmonic [1]	4,300	30,143
PCTEL	6,300	54,558
TESSCO Technologies	2,200	63,800

		264,826

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
Daktronics	6,400	80,064
Fabrinet [1]	2,900	51,446
PC Connection	3,400	83,470
†Vishay Precision Group[1]	3,600	61,776

		276,756

INTERNET SOFTWARE & SERVICES - 0.9%
Liquidity Services[1]	3,000	24,510
†Monster Worldwide[1]	6,200	28,644

		53,154

IT SERVICES - 3.3%
Computer Task Group	7,900	75,287
†Global Cash Access Holdings[1]	4,400	31,460
†Hackett Group (The)	4,300	37,797
Sykes Enterprises[1]	1,700	39,899

		184,443

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.7%
Pericom Semiconductor[1]	2,800	37,912

SOFTWARE - 1.7%
American Software Cl. A	5,342	48,666
Ebix	2,600	44,174

		92,840

Total (Cost $872,307)		909,931

MATERIALS – 10.0%
CHEMICALS - 2.9%
FutureFuel Corporation	4,900	63,798
KMG Chemicals	1,100	22,000
Trecora Resources[1]	5,300	77,910

		163,708

CONSTRUCTION MATERIALS - 2.1%
United States Lime & Minerals	1,600	116,576

CONTAINERS & PACKAGING - 1.8%
†UFP Technologies[1]	3,940	96,865

METALS & MINING - 3.2%
Ampco-Pittsburgh	2,600	50,050
Haynes International	1,400	67,900
Materion Corporation	1,100	38,753
Universal Stainless & Alloy Products[1]	900	22,635

		179,338

Total (Cost $485,818)		556,487

32 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Micro-Cap Discovery Fund (continued)

	SHARES	VALUE

MISCELLANEOUS [3] – 4.7%

Total (Cost $274,350)		$260,474

TOTAL COMMON STOCKS

(Cost $4,793,819)		5,238,073

REPURCHASE AGREEMENT – 6.5%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $361,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $373,125)

(Cost $361,000)		361,000

TOTAL INVESTMENTS – 100.4%

(Cost $5,154,819)		5,599,073

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(23,925)

NET ASSETS – 100.0%		$5,575,148

Royce Financial Services Fund
Common Stocks – 97.0%
	SHARES	VALUE

BANKS - 3.9%
BLOM Bank GDR	8,000	$82,000
CIT Group	19,500	932,685
First Citizens BancShares Cl. A	1,900	480,301
First Republic Bank	11,600	604,592

Total (Cost $1,815,698)		2,099,578

CAPITAL MARKETS - 53.8%
AllianceBernstein Holding L.P.	16,500	426,195
Apollo Global Management LLC Cl. A	30,200	712,116
†ARA Asset Management	470,000	601,994
Artisan Partners Asset Management Cl. A	15,900	803,427
Ashmore Group	145,000	628,646
CETIP - Mercados Organizados	40,700	492,921
Charles Schwab	34,800	1,050,612
Coronation Fund Managers	62,000	611,747
Cowen Group[1]	117,600	564,480
Diamond Hill Investment Group	6,900	952,476
†Dundee Corporation Cl. A1	42,100	464,194
Edmond de Rothschild (Suisse)	20	307,282
Egyptian Financial Group-Hermes Holding
Company [1]	255,000	549,584
Federated Investors Cl. B	35,600	1,172,308
Financial Engines	22,400	818,720
GMP Capital	108,000	590,291
Interactive Brokers Group Cl. A	12,800	373,248
Invesco	8,000	316,160
IOOF Holdings	11,528	83,140
Jupiter Fund Management	147,000	825,288
Manning & Napier Cl. A	15,800	218,356
†Medley Management Cl. A	52,200	767,340
Monroe Capital	58,050	839,403
MVC Capital	47,100	462,993
Northern Trust	14,900	1,004,260
Oaktree Capital Group LLC Cl. A	4,700	243,601
Och-Ziff Capital Management
Group LLC Cl. A	73,300	856,144
Oppenheimer Holdings Cl. A	10,000	232,500
Piper Jaffray[1]	15,300	888,777
Qalaa Holdings[1]	150,000	60,209
Raymond James Financial	14,600	836,434
Reinet Investments	5,500	117,786
RHJ International[1]	99,000	553,016
SEI Investments	14,200	568,568
SHUAA Capital[1]	580,000	102,250
Silvercrest Asset Management Group Cl. A	41,600	651,040
SPARX Group	220,000	370,255
Sprott	391,500	822,224
State Street	10,150	796,775
Stifel Financial[1]	17,873	911,881
TD Ameritrade Holding Corporation	19,300	690,554
Tokai Tokyo Financial Holdings	9,400	64,316
U.S. Global Investors Cl. A	225,200	698,120
UOB-Kay Hian Holdings	99,122	113,442
Value Partners Group	1,176,000	982,167
Vontobel Holding	16,500	621,258
Westwood Holdings Group	15,000	927,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 33

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE

CAPITAL MARKETS (continued)
WisdomTree Investments	72,800	$1,141,140

Total (Cost $25,073,946)		28,886,938

CONSUMER FINANCE - 1.7%
†Ally Financial[1]	33,200	784,184
Credit Acceptance[1]	848	115,676

Total (Cost $817,548)		899,860

DIVERSIFIED FINANCIAL SERVICES - 9.9%
Bolsa Mexicana de Valores	248,000	449,144
Bolsas y Mercados Espanoles	15,500	597,478
Bursa Malaysia	160,000	369,377
CRISIL	28,000	842,122
Hellenic Exchanges - Athens Stock Exchange	36,000	202,355
JSE	61,000	637,144
Leucadia National	23,801	533,618
†MarketAxess Holdings	9,200	659,732
MSCI	8,700	412,728
Singapore Exchange	63,000	370,420
Warsaw Stock Exchange	19,000	244,821

Total (Cost $4,646,022)		5,318,939

HOTELS, RESTAURANTS & LEISURE - 0.1%
Thomas Cook (India)	30,600	77,837

Total (Cost $28,633)		77,837

INSURANCE - 10.8%
E-L Financial	800	470,305
First American Financial	5,000	169,500
Greenlight Capital Re Cl. A1	18,600	607,290
Infinity Property & Casualty	10,000	772,600
Jardine Lloyd Thompson Group	11,900	165,077
Marsh & McLennan	17,800	1,018,872
†ProAssurance Corporation	18,000	812,700
RLI Corp.	20,600	1,017,640
State Auto Financial	33,800	751,036

Total (Cost $4,919,617)		5,785,020

INTERNET SOFTWARE & SERVICES - 1.8%
†Envestnet[1]	15,200	746,928
Xoom Corporation[1]	11,900	208,369

Total (Cost $961,394)		955,297

INVESTMENT COMPANIES - 1.4%
RIT Capital Partners	33,500	729,372

Total (Cost $682,554)		729,372

IT SERVICES - 2.5%
Broadridge Financial Solutions	21,900	1,011,342
Vantiv Cl. A1	10,000	339,200

Total (Cost $859,980)		1,350,542

MEDIA - 0.5%
Morningstar	4,600	297,666

Total (Cost $181,190)		297,666

PROFESSIONAL SERVICES - 2.7%
Towers Watson & Co. Cl. A	5,500	622,435
Verisk Analytics Cl. A1	12,800	819,840

Total (Cost $1,006,145)		1,442,275

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.6%
†FirstService Corporation	18,400	935,824
Midland Holdings[1]	800,000	404,198
Novation Companies[1,2]	223,459	62,569

Total (Cost $1,361,248)		1,402,591

SOFTWARE - 2.5%
Fair Isaac	7,400	535,020
†SS&C Technologies Holdings	14,200	830,558

Total (Cost $783,892)		1,365,578

MISCELLANEOUS [3] - 2.8%

Total (Cost $1,419,161)		1,494,238

TOTAL COMMON STOCKS

(Cost $44,557,028)		52,105,731

REPURCHASE AGREEMENT – 3.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $1,739,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $1,776,075)

(Cost $1,739,000)		1,739,000

TOTAL INVESTMENTS – 100.3%

(Cost $46,296,028)		53,844,731

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(137,702)

NET ASSETS – 100.0%		$53,707,029

34 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Select Fund II
Common Stocks – 100.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 17.3%
AUTO COMPONENTS - 3.0%
†Nishikawa Rubber	3,400	$57,903
Selamat Sempurna	118,900	45,350
Standard Motor Products	900	34,308

		137,561

DIVERSIFIED CONSUMER SERVICES - 1.2%
Lincoln Educational Services	19,300	54,426

HOUSEHOLD DURABLES - 0.7%
†Turtle Beach[1]	10,600	33,814

INTERNET & CATALOG RETAIL - 2.3%
†Blue Nile[1]	1,571	56,572
†Trade Me	17,200	48,007

		104,579

LEISURE PRODUCTS - 2.0%
†Arctic Cat	1,000	35,500
Nautilus [1]	3,800	57,684

		93,184

MEDIA - 4.3%
†McClatchy Company (The) Cl. A [1]	16,500	54,780
†Pico Far East Holdings	128,500	29,445
†Rentrak Corporation[1]	600	43,692
†T4F Entretenimento[1]	61,200	66,315

		194,232

MULTILINE RETAIL - 1.3%
New World Department Store China	100,400	32,097
†Parkson Retail Asia	42,200	25,486

		57,583

SPECIALTY RETAIL - 0.4%
Cache[1]	100,000	20,000

TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Daphne International Holdings	1,500	544
†Taiwan Paiho	44,400	59,825
†Xtep International Holdings	88,000	35,446

		95,815

Total (Cost $788,903)		791,194

CONSUMER STAPLES – 3.8%
FOOD & STAPLES RETAILING - 0.8%
†Grupo Comercial Chedraui[1]	12,600	37,124

FOOD PRODUCTS - 3.0%
Farmer Bros.[1,5]	1,523	44,852
First Resources	39,200	55,275
SunOpta [1,5]	3,181	37,695

		137,822

Total (Cost $158,200)		174,946

ENERGY – 2.3%
ENERGY EQUIPMENT & SERVICES - 2.3%
†Canyon Services Group	4,800	37,142
Matrix Service[1]	1,700	37,944
Total Energy Services	2,500	27,931

Total (Cost $111,008)		103,017

FINANCIALS – 9.7%
CAPITAL MARKETS - 8.6%
Ashmore Group	16,900	73,270
†Aurelius	700	26,651
†FXCM Cl. A	1,900	31,483
†Mattioli Woods	6,100	42,740
†Medley Management Cl. A	3,300	48,510
†Newtek Business Services[1]	3,300	48,708
†SPARX Group	33,500	56,380
†Tokai Tokyo Financial Holdings	9,500	65,000

		392,742

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.1%
†Sun Frontier Fudousan	5,600	51,375

Total (Cost $468,125)		444,117

HEALTH CARE – 3.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
†Meridian Bioscience	3,600	59,256

HEALTH CARE PROVIDERS & SERVICES - 1.4%
†Al Noor Hospitals Group	4,300	66,035

PHARMACEUTICALS - 0.8%
†Recipharm [1]	2,000	34,345

Total (Cost $165,707)		159,636

INDUSTRIALS – 30.1%
AEROSPACE & DEFENSE - 2.0%
†FLYHT Aerospace Solutions[1]	129,800	41,337
†Magellan Aerospace	4,200	48,876

		90,213

AIR FREIGHT & LOGISTICS - 1.3%
Aramex	71,300	59,866

BUILDING PRODUCTS - 1.8%
†Norcros	141,700	39,690
†Patrick Industries[1]	1,000	43,980

		83,670

COMMERCIAL SERVICES & SUPPLIES - 4.4%
†Atento [1,5]	5,200	54,340
†Collection House	11	18
†Programmed Maintenance Services	19,500	40,763
†Steelcase Cl. A	3,100	55,645
†Tomra Systems	6,400	49,276

		200,042

CONSTRUCTION & ENGINEERING - 0.8%
†Furmanite Corporation[1]	4,700	36,754

MACHINERY - 9.9%
CB Industrial Product Holding	55,800	32,044
Freund Corporation	6,800	58,973
†Kinik Company	16,000	32,870
†Mincon Group	35,900	28,256
Obara Group	1,000	44,397
†Tecumseh Products[1]	12,000	37,080
†Trifast	31,800	53,332
†Wabash National[1]	5,900	72,924
Zuiko Corporation	2,200	95,222

		455,098

MARINE - 1.2%
Clarkson	1,900	56,083

PROFESSIONAL SERVICES - 5.1%
Acacia Research[5]	4,850	82,159
†Franklin Covey[1,5]	2,310	44,722
Nihon M&A Center	1,800	54,611
†YAMADA Consulting Group	2,000	51,450

		232,942

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 35

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 1.4%
†Trancom	1,600	$64,452

TRADING COMPANIES & DISTRIBUTORS - 2.2%
†Brammer	11,000	58,268
†Bufab Holding[1]	5,400	40,570

		98,838

Total (Cost $1,371,744)		1,377,958

INFORMATION TECHNOLOGY – 23.0%
COMMUNICATIONS EQUIPMENT - 1.6%
CalAmp Corporation[1]	2,600	47,580
Comba Telecom Systems Holdings	74,860	26,487

		74,067

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.4%
Hollysys Automation Technologies[1,5]	2,200	53,746
†Suprema [1]	2,100	48,139
†UDE Corporation	20,800	51,348

		153,233

INTERNET SOFTWARE & SERVICES - 5.2%
†aufeminin [1]	1,200	36,923
†Care.com [1]	5,600	46,368
†QuinStreet[1]	14,000	84,980
†Tomorrow Focus	5,800	26,505
†XING	400	44,917

		239,693

IT SERVICES - 0.7%
Metrofile Holdings	74,300	32,092

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.6%
†Amtech Systems[1]	7,257	73,659
Brooks Automation[5]	7,065	90,079
Eugene Technology	4,025	58,992
Kulicke & Soffa Industries[1]	3,500	50,610
Photronics [1,5]	8,440	70,136
†Suss MicroTec[1]	8,500	48,330

		391,806

SOFTWARE - 3.5%
†Cyient	2,900	23,683
†Globo [1]	60,500	37,640
†KPIT Technologies	10,300	33,062
†Lectra	2,900	32,077
SeaChange International[1]	5,000	31,900

		158,362

Total (Cost $963,144)		1,049,253

MATERIALS – 6.1%
CHEMICALS - 0.7%	1,100	30,745

†Fujimori Kogyo
CONTAINERS & PACKAGING - 1.2%
†UFP Technologies[1]	2,239	55,046

METALS & MINING - 1.4%
Imdex [1]	160,500	62,226

PAPER & FOREST PRODUCTS - 2.8%
†TFS Corporation	30,300	38,037
†Western Forest Products	39,900	92,727

		130,764

Total (Cost $283,118)		278,781

MISCELLANEOUS[3]– 4.5%

Total (Cost $248,679)		206,061

TOTAL COMMON STOCKS

(Cost $4,558,628)		4,584,963

REPURCHASE AGREEMENT – 3.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $169,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $174,125)

(Cost $169,000)		169,000

TOTAL INVESTMENTS – 104.0%

(Cost $4,727,628)		4,753,963

LIABILITIES LESS CASH AND OTHER ASSETS - (4.0)%		(180,934)

NET ASSETS – 100.0%		$4,573,029

Securities Sold Short
Common Stocks – 1.6%

ENERGY – 1.1%
OIL, GAS & CONSUMABLE FUELS - 1.1%
ProShares UltraShort Oil & Gas	900	$48,006

Total (Proceeds $55,503)		48,006

INDUSTRIALS – 0.5%
MACHINERY - 0.5%
Douglas Dynamics	1,100	23,573

Total (Proceeds $25,359)		23,573

TOTAL SECURITIES SOLD SHORT

(Proceeds $80,862)		$71,579

36 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce European Smaller-Companies Fund
Common Stocks – 98.4%
	SHARES	VALUE

AUSTRIA – 5.5%
Mayr-Melnhof Karton	6,000	$622,651
Semperit AG Holding	12,000	580,681

Total (Cost $1,233,410)		1,203,332

BELGIUM – 2.4%
Sipef	5,000	288,476
Van de Velde	5,000	235,560

Total (Cost $655,807)		524,036

CHINA – 1.3%
†Joyou [1]	20,000	281,014

Total (Cost $331,138)		281,014

CYPRUS – 1.7%
Globaltrans Investment GDR	75,000	380,819

Total (Cost $856,903)		380,819

DENMARK – 1.0%
†Zealand Pharma[1]	16,600	223,867

Total (Cost $219,936)		223,867

FINLAND – 2.2%
Nokian Renkaat	20,000	489,875

Total (Cost $811,245)		489,875

FRANCE – 22.7%
Altamir	35,000	436,910
Alten	8,550	365,614
Audika Groupe	25,000	340,877
Boiron	4,000	337,501
Gaztransport Et Technigaz	3,000	177,176
†Lectra	30,000	331,827
Manutan International	9,000	446,242
†Nexity	10,000	378,309
Parrot [1]	12,000	307,651
†SEB	3,000	223,257
Societe Internationale de Plantations
d’Heveas	10,000	398,654
Stallergenes	8,500	508,695
Vetoquinol	8,500	369,223
Virbac	1,700	356,678

Total (Cost $5,308,265)		4,978,614

GERMANY – 7.8%
Aixtron[1]	17,500	198,377
Amadeus Fire	3,000	225,665
Bertrandt	2,300	320,054
LPKF Laser & Electronics	37,500	491,324
SNP Schneider-Neureither & Partner	17,500	295,491
Takkt	11,000	181,077

Total (Cost $2,026,876)		1,711,988

IRELAND – 1.1%
†Mincon Group	294,000	231,405

Total (Cost $389,318)		231,405

ITALY – 5.5%
Azimut Holding	15,000	323,599
De’Longhi	10,000	181,109
DiaSorin	11,500	463,765
Recordati	16,000	248,754

Total (Cost $888,941)		1,217,227

NETHERLANDS – 2.5%
†Brunel International	15,000	245,830
Fugro	15,000	309,399

Total (Cost $888,315)		555,229

NORWAY – 4.1%
†Borregaard	40,000	297,320
Fred. Olsen Energy	25,000	227,886
TGS-NOPEC Geophysical	17,500	378,636

Total (Cost $1,388,669)		903,842

POLAND – 1.7%
†Elektrobudowa	17,500	364,788

Total (Cost $478,047)		364,788

SLOVENIA – 2.0%
Krka d.d., Novo mesto	6,000	432,884

Total (Cost $512,898)		432,884

SWEDEN – 1.5%
Lundin Petroleum[1]	23,000	328,880

Total (Cost $480,174)		328,880

SWITZERLAND – 3.7%
†Carlo Gavazzi Holding	1,500	318,071
VZ Holding	2,800	500,443

Total (Cost $717,382)		818,514

UNITED KINGDOM – 31.7%
Ashmore Group	140,000	606,968
AVEVA Group	19,500	399,173
Clarkson	14,000	413,246
Consort Medical	36,000	484,446
Domino Printing Sciences	37,500	383,296
E2V Technologies	165,000	443,913
Elementis	100,000	404,697
EnQuest [1]	264,500	144,515
Jupiter Fund Management	40,000	224,568
Keller Group	10,000	135,687
†Kennedy Wilson Europe Real Estate	29,970	492,331
Latchways	35,000	392,694
Polypipe Group	70,000	268,252
Rotork	6,300	226,707
†Senior	100,000	468,015
Severfield[1]	300,000	317,903
Spirax-Sarco Engineering	5,300	235,535
Spirent Communications	325,000	382,255
†Synthomer	85,000	310,755
†Xaar	37,500	225,205

Total (Cost $7,796,956)		6,960,161

TOTAL COMMON STOCKS

(Cost $24,984,280)		21,606,475

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 37

Schedules of Investments

Royce European Smaller-Companies Fund (continued)

VALUE

REPURCHASE AGREEMENT – 2.3%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $515,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $527,350)

(Cost $515,000)	$515,000

TOTAL INVESTMENTS – 100.7%

(Cost $25,499,280)	22,121,475

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%	(148,899)

NET ASSETS – 100.0%	$21,972,576

Royce Enterprise Select Fund
Common Stocks – 72.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 21.6%
AUTO COMPONENTS - 3.4%
BorgWarner	400	$21,980
†Dorman Products[1]	460	22,204
†Drew Industries[1]	460	23,492
Standard Motor Products	740	28,209

		95,885

AUTOMOBILES - 2.8%
Thor Industries	1,400	78,218

DISTRIBUTORS - 0.2%
Core-Mark Holding Company	110	6,812

HOUSEHOLD DURABLES - 4.1%
Garmin	920	48,604
Mohawk Industries[1]	190	29,518
NVR [1]	30	38,260

		116,382

MULTILINE RETAIL - 2.0%
Dollar Tree[1]	790	55,600

SPECIALTY RETAIL - 7.2%
Advance Auto Parts	360	57,341
†Bed Bath & Beyond[1]	800	60,936
Finish Line (The) Cl. A	2,040	49,592
Monro Muffler Brake	140	8,092
Ross Stores	260	24,508

		200,469

TEXTILES, APPAREL & LUXURY GOODS - 1.9%
Wolverine World Wide	1,780	52,457

Total (Cost $497,496)		605,823

ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 2.2%
Helmerich & Payne	690	46,520
Unit Corporation[1]	480	16,368

		62,888

OIL, GAS & CONSUMABLE FUELS - 1.3%
†World Fuel Services	770	36,136

Total (Cost $114,315)		99,024

FINANCIALS – 5.4%
CAPITAL MARKETS - 2.0%
Artisan Partners Asset Management Cl. A	440	22,233
†Ashmore Group	5,500	23,845
SEI Investments	240	9,610

		55,688

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Jones Lang LaSalle	120	17,992
Kennedy-Wilson Holdings	3,080	77,924

		95,916

Total (Cost $130,161)		151,604

HEALTH CARE – 1.6%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
DENTSPLY International	810	43,149

Total (Cost $35,226)		43,149

INDUSTRIALS – 17.0%
AEROSPACE & DEFENSE - 0.8%
Curtiss-Wright	310	21,883

COMMERCIAL SERVICES & SUPPLIES - 4.7%
Copart[1]	1,500	54,735
Ritchie Bros. Auctioneers	1,600	43,024

38 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Enterprise Select Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
COMMERCIAL SERVICES & SUPPLIES (continued)
UniFirst Corporation	140	$17,003
†Waste Connections	400	17,596

		132,358

ELECTRICAL EQUIPMENT - 0.8%
EnerSys	50	3,086
Powell Industries	70	3,435
†Sensata Technologies [1]	300	15,723

		22,244

INDUSTRIAL CONGLOMERATES - 1.9%
Carlisle Companies	600	54,144

MACHINERY - 4.9%
AGCO Corporation	230	10,396
Donaldson Company	371	14,332
Kennametal	240	8,589
Mueller Industries	1,440	49,162
Mueller Water Products Cl. A	1,570	16,077
†RBC Bearings	280	18,068
†Semperit AG Holding	130	6,291
Valmont Industries	100	12,700

		135,615

PROFESSIONAL SERVICES - 2.5%
ManpowerGroup	1,040	70,897

TRADING COMPANIES & DISTRIBUTORS - 1.4%
†Applied Industrial Technologies	304	13,859
MSC Industrial Direct Cl. A	320	26,000

		39,859

Total (Cost $442,354)		477,000

INFORMATION TECHNOLOGY – 13.2%
COMMUNICATIONS EQUIPMENT - 0.0%
Plantronics	10	530

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.0%
Anixter International [1]	500	44,230
Avnet	800	34,416
AVX Corporation	1,660	23,240
Coherent [1]	640	38,861
Rogers Corporation [1]	686	55,868

		196,615

IT SERVICES - 1.9%
Fiserv [1]	200	14,194
Sykes Enterprises [1]	660	15,490
†Teradata Corporation [1]	500	21,840

		51,524

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.4%
Diodes [1]	920	25,364
Lam Research	180	14,281

		39,645

SOFTWARE - 1.1%
Mentor Graphics	1,330	29,154

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.8%
Diebold	800	27,712
Western Digital	210	23,247

		50,959

Total (Cost $315,558)		368,427

MATERIALS – 5.7%
CHEMICALS - 4.1%
Cabot Corporation	591	25,921
Minerals Technologies	404	28,058
†Sensient Technologies	390	23,532
Westlake Chemical	610	37,265

		114,776

METALS & MINING - 0.4%
Reliance Steel & Aluminum	170	10,416

PAPER & FOREST PRODUCTS - 1.2%
Glatfelter	1,323	33,829

Total (Cost $152,361)		159,021

UTILITIES – 1.8%
GAS UTILITIES - 1.8%
UGI Corporation	1,350	51,273

Total (Cost $28,437)		51,273

MISCELLANEOUS [3]- 2.3%

Total (Cost $66,284)		65,301

TOTAL COMMON STOCKS

(Cost $1,782,192)		2,020,622

FIXED INCOME -1.4%

GOVERNMENT BONDS – 1.4%
iShares 1-3 Year Treasury Bond ETF	470	39,691

TOTAL FIXED INCOME

(Cost $39,703)		39,691

REPURCHASE AGREEMENT – 27.1%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $758,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $776,100)

(Cost $758,000)		758,000

TOTAL INVESTMENTS – 100.6%

(Cost $2,579,895)		2,818,313

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(16,307)

NET ASSETS – 100.0%		$2,802,006

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 39

Schedules of Investments

Royce SMid-Cap Value Fund
Common Stocks – 96.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 14.6%
AUTOMOBILES - 4.3%
Thor Industries	12,020	$671,557

HOUSEHOLD DURABLES - 1.5%
Garmin	4,320	228,226

SPECIALTY RETAIL - 8.8%
†Bed Bath & Beyond[1]	7,040	536,237
Chico’s FAS	8,600	139,406
†Finish Line (The) Cl. A	17,400	422,994
GameStop Corporation Cl. A	8,320	281,216

		1,379,853

Total (Cost $2,077,076)		2,279,636

CONSUMER STAPLES – 2.5%
FOOD PRODUCTS - 2.5%
Cal-Maine Foods	3,480	135,824
Sanderson Farms	3,000	252,075

Total (Cost $314,237)		387,899

ENERGY – 13.4%
ENERGY EQUIPMENT & SERVICES - 10.9%
Helmerich & Payne	7,400	498,908
Pason Systems	13,420	252,852
†TGS-NOPEC Geophysical	24,120	521,869
Trican Well Service	29,700	142,390
Unit Corporation [1]	8,360	285,076

		1,701,095

OIL, GAS & CONSUMABLE FUELS - 2.5%
HollyFrontier Corporation	10,580	396,539

Total (Cost $2,843,281)		2,097,634

FINANCIALS – 15.0%
CAPITAL MARKETS - 11.2%
Artisan Partners Asset Management Cl. A	8,560	432,537
Ashmore Group	119,740	519,131
Federated Investors Cl. B	6,000	197,580
Sprott	89,800	188,597
Value Partners Group	497,780	415,734

		1,753,579

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
Kennedy-Wilson Holdings	23,680	599,104

Total (Cost $2,443,653)		2,352,683

HEALTH CARE – 5.2%
BIOTECHNOLOGY - 3.2%
Myriad Genetics [1]	14,560	495,914

PHARMACEUTICALS - 2.0%
Medicines Company (The)[1]	11,360	314,331

Total (Cost $701,586)		810,245

INDUSTRIALS – 17.9%
CONSTRUCTION & ENGINEERING - 1.0%
Jacobs Engineering Group [1]	3,620	161,778

MACHINERY - 12.8%
AGCO Corporation	13,920	629,184
Kennametal	3,200	114,528
Lincoln Electric Holdings	1,500	103,635
Lindsay Corporation	2,600	222,924
Semperit AG Holding	11,700	566,164
Valmont Industries	2,885	366,395

		2,002,830

MARINE - 0.8%
†Clarkson	4,000	118,070

PROFESSIONAL SERVICES - 3.3%
ManpowerGroup	7,700	524,909

Total (Cost $3,001,411)		2,807,587

INFORMATION TECHNOLOGY – 12.2%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Cirrus Logic [1]	27,120	639,219
Lam Research	1,100	87,274
Teradyne	8,990	177,912

		904,405

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 6.4%
SanDisk Corporation	4,140	405,637
Western Digital	5,480	606,636

		1,012,273

Total (Cost $1,156,239)		1,916,678

MATERIALS – 16.1%
CHEMICALS - 2.8%
Westlake Chemical	7,100	433,739

METALS & MINING - 12.2%
†Franco-Nevada Corporation	5,100	250,869
†Fresnillo	13,200	156,641
Globe Specialty Metals	34,660	597,192
Pan American Silver	34,000	312,800
Randgold Resources ADR	3,300	222,453
Reliance Steel & Aluminum	5,900	361,493

		1,901,448

PAPER & FOREST PRODUCTS - 1.1%
Stella-Jones	6,300	177,537

Total (Cost $2,556,393)		2,512,724

TOTAL COMMON STOCKS

(Cost $15,093,876)		15,165,086

REPURCHASE AGREEMENT – 3.4%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $539,000 (collateralized by obligations of various U.S. Government Agencies, 0.625% due 9/30/17, valued at $554,400)

(Cost $539,000)		539,000

TOTAL INVESTMENTS – 100.3%

(Cost $15,632,876)		15,704,086

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(52,128)

NET ASSETS – 100.0%		$15,651,958

40 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Partners Fund
Common Stocks – 85.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 2.0%
HOUSEHOLD DURABLES - 0.9%
Hunter Douglas	600	$25,054

MEDIA - 1.1%
Morningstar	480	31,061

Total (Cost $38,308)		56,115

CONSUMER STAPLES – 1.2%
FOOD PRODUCTS - 1.2%
†Fresh Del Monte Produce	1,000	33,550

Total (Cost $25,212)		33,550

ENERGY – 3.1%
ENERGY EQUIPMENT & SERVICES - 2.3%
Ensco Cl. A	560	16,772
Schlumberger	288	24,598
Tidewater	720	23,335

		64,705

OIL, GAS & CONSUMABLE FUELS - 0.8%
†Cameco Corporation	1,300	21,333

Total (Cost $103,354)		86,038

FINANCIALS – 32.8%
BANKS - 1.7%
†BBVA Banco Frances ADR	3,300	45,507

CAPITAL MARKETS - 23.8%
ASA Gold and Precious Metals	2,700	27,297
Ashmore Group	8,000	34,684
Aurelius	900	34,266
Bank of New York Mellon (The)	1,360	55,175
Charles Schwab	1,656	49,995
Coronation Fund Managers	4,300	42,428
Jupiter Fund Management	7,300	40,984
KKR & Co. L.P.	1,040	24,138
Monroe Capital	3,390	49,019
Northern Trust	448	30,195
RHJ International [1]	8,000	44,688
SEI Investments	1,152	46,126
Sprott	18,200	38,224
State Street	886	69,551
Value Partners Group	84,000	70,155

		656,925

DIVERSIFIED FINANCIAL SERVICES - 1.8%
Moody’s Corporation	525	50,300

INSURANCE - 2.6%
E-L Financial	120	70,546

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Jones Lang LaSalle	320	47,977
Midland Holdings [1]	64,000	32,336

		80,313

Total (Cost $658,408)		903,591

HEALTH CARE – 4.2%
BIOTECHNOLOGY - 1.1%
Myriad Genetics [1]	880	29,973

HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
Atrion Corporation	200	68,002

HEALTH CARE PROVIDERS & SERVICES - 0.6%
Landauer	500	17,070

Total (Cost $96,536)		115,045

INDUSTRIALS – 19.5%
AIR FREIGHT & LOGISTICS - 1.7%
Expeditors International of Washington	1,040	46,394

COMMERCIAL SERVICES & SUPPLIES - 1.1%
Heritage-Crystal Clean [1]	2,400	29,592

CONSTRUCTION & ENGINEERING - 1.6%
†KBR	2,600	44,070

MACHINERY - 6.4%
Foster (L.B.) Company	640	31,085
Graco	576	46,183
RBC Bearings	560	36,137
Spirax-Sarco Engineering	770	34,219
Valmont Industries	240	30,480

		178,104

PROFESSIONAL SERVICES - 4.6%
ManpowerGroup	560	38,175
Towers Watson & Co. Cl. A	392	44,363
Verisk Analytics Cl. A [1]	698	44,707

		127,245

ROAD & RAIL - 3.0%
FRP Holdings [1]	960	37,642
Landstar System	640	46,419

		84,061

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Applied Industrial Technologies	640	29,178

Total (Cost $358,909)		538,644

INFORMATION TECHNOLOGY – 11.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.1%
Amphenol Corporation Cl. A	600	32,286
Anixter International [1]	400	35,384
FARO Technologies [1]	600	37,608
IPG Photonics [1]	440	32,965
National Instruments	1,200	37,308
Orbotech [1]	1,000	14,800
Sutron Corporation [1]	6,700	33,500

		223,851

IT SERVICES - 2.2%
MasterCard Cl. A	710	61,173

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.6%
Western Digital	400	44,280

Total (Cost $189,365)		329,304

MATERIALS – 8.3%
CHEMICALS - 0.7%
Airgas	160	18,429

CONTAINERS & PACKAGING - 2.6%
Greif Cl. A	704	33,250
Mayr-Melnhof Karton	375	38,916

		72,166

METALS & MINING - 3.6%
Fresnillo	2,000	23,734
Pan American Silver	3,200	29,440
Reliance Steel & Aluminum	760	46,565

		99,739

PAPER & FOREST PRODUCTS - 1.4%
Stella-Jones	1,400	39,452

Total (Cost $232,747)		229,786

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 41

Schedules of Investments

Royce Partners Fund (continued)

VALUE

MISCELLANEOUS[3] – 2.0%

Total (Cost $56,069)	$54,701

TOTAL COMMON STOCKS

(Cost $1,758,908)	2,346,774

REPURCHASE AGREEMENT – 15.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $433,000 (collateralized by obligations of various U.S. Government Agencies, 0.625% due 9/30/17, valued at $445,500)

(Cost $433,000)	433,000

TOTAL INVESTMENTS – 100.7%

(Cost $2,191,908)	2,779,774

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%	(19,278)

NET ASSETS – 100.0%	$2,760,496

Royce Opportunity Select Fund
Common Stocks – 98.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.7%
AUTO COMPONENTS - 1.2%
†Shiloh Industries [1]	15,000	235,950

HOTELS, RESTAURANTS & LEISURE - 1.0%
Belmond Cl. A [1]	16,000	197,920

HOUSEHOLD DURABLES - 5.4%
Dixie Group [1,5]	25,500	233,835
†Installed Building [1] Products	17,000	302,940
M.D.C. Holdings	7,800	206,466
†New Home [1]	20,000	289,600

		1,032,841

MEDIA - 1.8%
Ballantyne Strong [1,5]	28,000	115,080
†McClatchy Company (The) Cl. A [1]	68,000	225,760

		340,840

MULTILINE RETAIL - 0.5%
J.C. Penney Company [1]	16,000	103,680

SPECIALTY RETAIL - 4.8%
†American Eagle Outfitters	26,500	367,820
bebe stores	40,000	87,600
Pacific Sunwear of California [1,5]	35,000	76,300
Zumiez [1]	10,000	386,300

		918,020

TEXTILES, APPAREL & LUXURY GOODS - 2.0%
Quiksilver [1]	41,000	90,610
†Steven Madden [1,5]	9,000	286,470

		377,080

Total (Cost $3,091,729)		3,206,331

ENERGY – 1.5%
OIL, GAS & CONSUMABLE FUELS - 1.5%
†Pengrowth Energy	25,000	77,750
Scorpio Tankers	25,000	217,250

Total (Cost $384,268)		295,000

FINANCIALS – 7.4%
BANKS - 1.6%
TriState Capital Holdings [1]	15,000	153,600
Trustmark Corporation	6,500	159,510

		313,110

CONSUMER FINANCE - 1.0%
†Green Dot Cl. A [1,5]	9,000	184,410

INSURANCE - 2.3%
MBIA [1]	45,000	429,300

REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.5%
†Gramercy Property Trust[5]	42,000	289,800
RAIT Financial Trust	25,000	191,750

		481,550

Total (Cost $1,471,116)		1,408,370

HEALTH CARE – 8.8%
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Accuray [1]	40,000	302,000
OraSure Technologies [1]	25,000	253,500
†Trinity Biotech ADR Cl. A	16,792	294,028

		849,528

HEALTH CARE PROVIDERS & SERVICES - 2.0%
†Owens & Minor	11,000	386,210

HEALTH CARE TECHNOLOGY - 1.5%
†Allscripts Healthcare Solutions [1]	22,500	287,325

42 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Opportunity Select Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES - 0.9%
†Cambrex Corporation [1,5]	7,500	$162,150

Total (Cost $1,507,472)		1,685,213

INDUSTRIALS – 14.4%
AEROSPACE & DEFENSE - 1.0%
Kratos Defense & Security Solutions [1]	37,500	188,250

AIR FREIGHT & LOGISTICS - 3.1%
Atlas Air Worldwide Holdings [1]	7,000	345,100
XPO Logistics [1]	6,200	253,456

		598,556

BUILDING PRODUCTS - 2.7%
Builders FirstSource [1]	41,000	281,670
†Insteel Industries [5]	3,000	70,740
Quanex Building Products	9,000	169,020

		521,430

CONSTRUCTION & ENGINEERING - 0.6%
Ameresco Cl. A [1]	15,000	105,000

MACHINERY - 1.6%
Commercial Vehicle Group [1]	8,000	53,280
Mueller Water Products Cl. A	24,000	245,760

		299,040

MARINE - 0.6%
Baltic Trading	48,000	120,480

ROAD & RAIL - 2.9%
ArcBest Corporation	1,800	83,466
Covenant Transport Group Cl. A [1]	5,000	135,550
Swift Transportation Cl. A [1]	12,000	343,560

		562,576

TRADING COMPANIES & DISTRIBUTORS - 1.9%
Air Lease Cl. A	10,500	360,255

Total (Cost $2,445,204)		2,755,587

INFORMATION TECHNOLOGY – 34.0%
COMMUNICATIONS EQUIPMENT - 1.4%
Extreme Networks [1]	70,000	247,100
Interphase Corporation [1]	6,500	14,755

		261,855

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.9%
II-VI [1]	15,000	204,750
Newport Corporation [1]	14,000	267,540
†RadiSys Corporation [1,5]	36,300	84,942

		557,232

INTERNET SOFTWARE & SERVICES - 6.3%
†Amber Road [1]	30,000	306,600
Carbonite [1]	26,000	371,020
†EarthLink Holdings	85,500	375,345
Limelight Networks [1]	56,000	155,120

		1,208,085

IT SERVICES - 1.0%
Datalink Corporation [1]	15,000	193,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.9%
Alpha & Omega Semiconductor [1,5]	18,000	159,300
Brooks Automation	9,503	121,163
Exar Corporation [1]	40,000	408,000
Inphi Corporation [1]	18,000	332,640
Integrated Silicon Solution	11,000	182,270
Intersil Corporation Cl. A	21,000	303,870
Mattson Technology [1]	85,000	289,000
NeoPhotonics Corporation [1]	24,666	83,371
OmniVision Technologies [1]	6,500	169,000
†RF Micro Devices [1,5]	23,000	381,570
Rubicon Technology [1]	17,000	77,690
Rudolph Technologies [1,5]	13,003	133,021
†Spire Corporation [1,2]	36,000	9,180
SunEdison [1]	8,000	156,080
†SunEdison Semiconductor [1]	13,014	241,670

		3,047,825

SOFTWARE - 3.4%
†A10 Networks[1]	40,000	174,400
†Mentor Graphics	17,500	383,600
Smith Micro Software [1,5]	84,000	81,480

		639,480

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.1%
Logitech International	30,200	405,586
QLogic Corporation [1]	14,500	193,140

		598,726

Total (Cost $5,685,152)		6,506,703

MATERIALS – 9.7%
CHEMICALS - 2.4%
Kraton Performance Polymers [1]	10,000	207,900
†Landec Corporation [1]	18,000	248,580

		456,480

CONSTRUCTION MATERIALS - 1.8%
†U.S. Concrete [1]	12,000	341,400

METALS & MINING - 5.5%
AK Steel Holding Corporation [1,5]	34,000	201,960
Commercial Metals	20,000	325,800
†Noranda Aluminum Holding Corporation	45,000	158,400
RTI International Metals [1]	15,000	378,900

		1,065,060

Total (Cost $1,854,213)		1,862,940

TELECOMMUNICATION SERVICES – 1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.7%
Iridium Communications [1]	34,000	331,500

Total (Cost $333,643)		331,500

MISCELLANEOUS [3] – 4.5%

Total (Cost $833,390)		867,075

TOTAL COMMON STOCKS

(Cost $17,606,187)		18,918,719

REPURCHASE AGREEMENT – 2.8%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $536,000 (collateralized by obligations of various U.S. Government Agencies, 0.625% due 9/30/17, valued at $549,450)

(Cost $536,000)		536,000

TOTAL INVESTMENTS – 101.5%

(Cost $18,142,187)		19,454,719

LIABILITIES LESS CASH AND OTHER ASSETS – (1.5)%		(294,380)

NET ASSETS – 100.0%		$19,160,339

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 43

Schedules of Investments

Royce Opportunity Select Fund (continued)
Securities Sold Short
Common Stocks – 4.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 2.5%
HOTELS, RESTAURANTS & LEISURE - 0.6%
Life Time Fitness	1,500	$84,930
Popeyes Louisiana Kitchen	500	28,135

		113,065

SPECIALTY RETAIL - 1.3%
Lumber Liquidators Holdings	2,500	165,775
Men’s Wearhouse (The)	1,700	75,055
Vitamin Shoppe	500	24,290

		265,120

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Michael Kors Holdings	1,500	112,650

Total (Proceeds $499,921)		490,835

CONSUMER STAPLES – 0.3%
FOOD & STAPLES RETAILING - 0.3%
Fresh Market (The)	1,500	61,800

Total (Proceeds $57,821)		61,800

FINANCIALS – 0.7%
CAPITAL MARKETS - 0.7%
Janus Capital Group	5,000	80,650
Stifel Financial	1,000	51,020

Total (Proceeds $118,208)		131,670

INDUSTRIALS – 1.2%
BUILDING PRODUCTS - 0.3%
Trex Company	1,500	63,870

CONSTRUCTION & ENGINEERING - 0.5%
Dycom Industries	2,500	87,725

MACHINERY - 0.3%
CIRCOR International	1,000	60,280

TRADING COMPANIES & DISTRIBUTORS - 0.1%
Beacon Roofing Supply	500	13,900

Total (Proceeds $201,505)		225,775

INFORMATION TECHNOLOGY – 0.2%
INTERNET SOFTWARE & SERVICES - 0.2%
Zillow Cl. A	300	31,767

Total (Proceeds $34,368)		31,767

TOTAL SECURITIES SOLD SHORT

(Proceeds $911,823)		$941,847

Royce Global Dividend Value Fund
Common Stocks – 94.2%
	SHARES	VALUE

AUSTRALIA – 0.9%
†ALS	10,200	$44,136
Imdex [1]	48,300	18,726

Total (Cost $103,348)		62,862

AUSTRIA – 1.0%
Mayr-Melnhof Karton	350	36,322
†Zumtobel Group	1,400	31,533

Total (Cost $68,952)		67,855

BRAZIL – 4.9%
Brasil Brokers Participacoes	45,150	42,938
†Brasil Insurance Participacoes e Administracao	4,700	5,953
CETIP - Mercados Organizados	4,800	58,133
Eternit	28,000	34,240
Grendene	9,000	51,765
Iguatemi Empresa de Shopping Centers	2,000	18,372
MAHLE Metal Leve	4,500	35,474
†Mills Estruturas e Servicos de Engenharia	2,300	8,259
†T4F Entretenimento [1]	16,700	18,096
Totvs	4,500	59,210

Total (Cost $507,722)		332,440

CANADA – 5.8%
Aimia	3,000	37,726
Alaris Royalty	2,000	60,871
Canadian Energy Services & Technology	1,812	9,904
Computer Modelling Group	1,300	13,360
GMP Capital	7,500	40,993
†Holloway Lodging	7,100	38,440
KP Tissue	3,000	43,794
Major Drilling Group International	3,750	18,430
†MTY Food Group	1,200	34,818
Pan American Silver	1,350	12,420
Sprott	22,500	47,254
Trican Well Service	1,386	6,645
†Western Forest Products	13,800	32,071

Total (Cost $533,535)		396,726

CHILE – 2.3%
Forus	11,700	48,713
Inversiones La Construccion	5,000	60,758
Sonda	20,000	47,418

Total (Cost $189,240)		156,889

CHINA – 3.0%
Daphne International Holdings	118,300	42,915
E-House (China) Holdings ADR	1,900	13,756
†Leju Holdings ADR[1]	95	1,022
Pacific Online	132,400	61,690
Xtep International Holdings	205,000	82,574

Total (Cost $261,733)		201,957

CYPRUS – 0.7%
Globaltrans Investment GDR	9,500	48,237

Total (Cost $107,674)		48,237

DENMARK – 0.9%
Matas	2,600	59,302

Total (Cost $63,396)		59,302

44 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE

FINLAND – 2.0%
F-Secure	10,000	$27,222
Nokian Renkaat	1,950	47,763
Tieto	2,500	65,056

Total (Cost $164,722)		140,041

FRANCE – 4.6%
Alten	1,300	55,590
bioMerieux	400	41,465
Gaztransport Et Technigaz	900	53,153
†Lectra	1,400	15,485
†Nexity	2,300	87,011
Vetoquinol	1,403	60,944

Total (Cost $311,901)		313,648

GERMANY – 4.4%
Amadeus Fire	750	56,416
Aurelius	1,900	72,340
†CompuGroup Medical	1,100	26,487
Fuchs Petrolub	400	15,264
†Hawesko Holding	300	15,067
Nemetschek	600	60,914
Pfeiffer Vacuum Technology	400	33,203
†XING	200	22,459

Total (Cost $258,583)		302,150

HONG KONG – 10.9%
Bonjour Holdings	118,250	12,939
Bosideng International Holdings	275,000	36,731
Dickson Concepts (International)	52,500	25,946
†Giordano International	20,000	8,867
Le Saunda Holdings	120,000	45,094
†Luen Thai Holdings	80,200	14,667
†Luk Fook Holdings (International)	6,400	23,967
Midland Holdings [1]	92,500	46,735
New World Department Store China	189,300	60,517
Oriental Watch Holdings	103,500	19,985
Pacific Textiles Holdings	26,250	34,722
Pico Far East Holdings	343,100	78,621
Stella International Holdings	27,500	72,160
Television Broadcasts	15,000	87,070
Value Partners Group	120,000	100,221
VTech Holdings	3,000	43,003
Win Hanverky Holdings	276,000	31,500

Total (Cost $777,890)		742,745

INDIA – 0.6%
Graphite India	29,000	41,763

Total (Cost $36,199)		41,763

INDONESIA – 1.1%
Selamat Sempurna	200,000	76,282

Total (Cost $30,635)		76,282

ISRAEL – 1.0%
Hilan	10,000	71,429

Total (Cost $73,037)		71,429

ITALY – 1.2%
DiaSorin	1,350	54,442
Recordati	2,000	31,094

Total (Cost $74,032)		85,536

JAPAN – 4.3%
Dr.Ci:Labo	800	27,333
EPS Corporation	3,000	35,535
Hogy Medical	700	31,924
†Itoki Corporation	6,100	31,249
Moshi Moshi Hotline	3,700	33,747
†Obara Group	700	31,078
Santen Pharmaceutical	350	18,731
†Tokai Tokyo Financial Holdings	2,700	18,474
TOTO	4,000	46,525
USS	1,300	20,006

Total (Cost $269,159)		294,602

MALAYSIA – 2.7%
CB Industrial Product Holding	116,200	66,729
†CB Industrial Product Holding (Warrants) [1]	6,866	933
Media Chinese International	178,600	38,304
Media Prima	102,500	51,237
Padini Holdings	62,500	26,004

Total (Cost $206,325)		183,207

MEXICO – 2.4%
Bolsa Mexicana de Valores	40,000	72,443
Fresnillo	3,400	40,347
Industrias Bachoco ADR[1]	1,000	49,880

Total (Cost $158,815)		162,670

NETHERLANDS – 0.8%
Exact Holding	1,500	57,501

Total (Cost $33,946)		57,501

NEW ZEALAND – 0.3%
†Trade Me	7,000	19,538

Total (Cost $23,652)		19,538

NORWAY – 2.6%
Ekornes	5,000	63,737
Fred. Olsen Energy	1,250	11,394
Oslo Bors VPS Holding	5,500	56,085
TGS-NOPEC Geophysical	1,250	27,046
†Tomra Systems	2,700	20,788

Total (Cost $196,440)		179,050

POLAND – 0.8%
Warsaw Stock Exchange	4,000	51,541

Total (Cost $57,360)		51,541

SINGAPORE – 3.2%
ARA Asset Management	39,050	50,017
ComfortDelGro Corporation	20,000	39,155
†First Resources	19,800	27,919
Pan-United Corporation	47,000	29,801
†Parkson Retail Asia	35,400	21,379
Silverlake Axis	53,800	50,896

Total (Cost $187,155)		219,167

SOUTH AFRICA – 8.1%
Afrimat	55,600	81,209

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 45

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE

SOUTH AFRICA (continued)
AVI	6,400	$42,892
Blue Label Telecoms	50,000	38,018
Cashbuild	4,000	56,684
Coronation Fund Managers	7,400	73,015
Foschini Group (The)	6,000	68,751
Investec	2,500	20,884
JSE	5,800	60,581
Lewis Group	7,000	44,791
Raubex Group	36,000	68,313

Total (Cost $467,056)		555,138

SOUTH KOREA – 1.3%
†Eugene Technology	1,545	22,644
GS Home Shopping	167	33,634
Hanssem	300	30,963

Total (Cost $53,318)		87,241

SWITZERLAND – 5.2%
Belimo Holding	10	23,237
Forbo Holding	75	75,017
Kaba Holding	150	75,635
LEM Holding	40	29,668
Transocean	1,600	29,328
VZ Holding	335	59,874
Zehnder Group	1,500	62,308

Total (Cost $322,840)		355,067

TURKEY – 0.9%
Mardin Cimento Sanayii	30,000	61,004

Total (Cost $98,421)		61,004

UNITED ARAB EMIRATES – 1.3%
†Al Noor Hospitals Group	800	12,285
Aramex	92,000	77,246

Total (Cost $69,654)		89,531

UNITED KINGDOM – 10.0%
Ashmore Group	13,900	60,263
AVEVA Group	2,000	40,941
†Brammer	5,000	26,485
Clarkson	1,900	56,084
Close Brothers Group	1,200	27,675
Consort Medical	2,500	33,642
De La Rue	1,350	10,890
Diploma	2,500	27,598
E2V Technologies	10,750	28,922
Fidessa Group	1,800	66,598
Homeserve	14,000	73,201
Jupiter Fund Management	12,050	67,651
Latchways	3,600	40,391
†Mattioli Woods	1,900	13,312
Michael Page International	3,500	22,223
Spirax-Sarco Engineering	1,275	56,662
Victrex	1,000	32,292

Total (Cost $625,990)		684,830

UNITED STATES – 5.0%
†Diebold	1,300	45,032
Expeditors International of Washington	1,100	49,071
Fresh Del Monte Produce	1,840	61,732
Haynes International	900	43,650
KBR	2,200	37,290
National Instruments	2,000	62,180
†National Research Cl. B	1,280	45,862

Total (Cost $357,553)		344,817

TOTAL COMMON STOCKS

(Cost $6,690,283)		6,444,766

REPURCHASE AGREEMENT – 1.9%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $128,000 (collateralized by obligations of various U.S. Government Agencies, 0.625% due 9/30/17, valued at $133,650)

(Cost $128,000)		128,000

TOTAL INVESTMENTS –96.1%

(Cost $6,818,283)		6,572,766

CASH AND OTHER ASSETS LESS LIABILITIES – 3.9%		267,256

NET ASSETS – 100.0%		$6,840,022

46 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce International Micro-Cap Fund
Common Stocks – 97.7%
	SHARES	VALUE

AUSTRALIA – 6.0%
Collection House	55,331	$93,517
Imdex [1]	220,900	85,644
Medusa Mining [1]	37,500	19,955
Programmed Maintenance Services	33,550	70,133
TFS Corporation	64,651	81,159
†Webjet	14,650	34,394

Total (Cost $451,338)		384,802

AUSTRIA – 1.1%
†Zumtobel Group	3,100	69,824

Total (Cost $57,634)		69,824

BELGIUM – 1.3%
†Ion Beam Applications [1]	3,650	63,320
Picanol Group [1]	700	22,481

Total (Cost $79,265)		85,801

BERMUDA – 0.7%
†GP Investments BDR [1]	21,500	46,673

Total (Cost $41,447)		46,673

BRAZIL – 2.1%
Brasil Brokers Participacoes	34,200	32,525
†Brasil Insurance Participacoes e Administracao	10,100	12,793
†Contax Participacoes	5,000	20,675
T4F Entretenimento [1]	61,700	66,857

Total (Cost $272,337)		132,850

CANADA – 8.1%
AirBoss of America	4,750	49,961
†Canyon Services Group	5,000	38,690
†COM DEV International	12,550	43,101
†FLYHT Aerospace Solutions [1]	61,150	19,474
HNZ Group	2,550	45,390
†Horizon North Logistics	19,200	43,629
Magellan Aerospace	10,200	118,698
MTY Food Group	3,050	88,497
Total Energy Services	2,400	26,814
†Western Forest Products	17,900	41,599

Total (Cost $523,267)		515,853

CHILE – 0.7%
†Forus	10,700	44,549

Total (Cost $46,223)		44,549

CHINA – 3.6%
Daphne International Holdings	141,300	51,259
†Daqo New Energy ADR [1]	1,200	31,608
†Hopefluent Group Holdings	116,000	36,000
Pacific Online	188,500	87,829
Qunxing Paper Holdings [1], [4]	41,000	529
Xtep International Holdings	60,000	24,168

Total (Cost $268,548)		231,393

DENMARK – 0.6%
†Zealand Pharma [1]	2,750	37,086

Total (Cost $37,639)		37,086

FINLAND – 0.4%
†BasWare	500	24,835

Total (Cost $25,276)		24,835

FRANCE – 3.6%
aufeminin [1]	1,400	43,076
†Lectra	5,100	56,411
Neurones	2,750	46,113
†Prodware [1]	6,450	54,625
Tessi	250	27,710

Total (Cost $244,788)		227,935

GERMANY – 5.1%
Amadeus Fire	900	67,699
†GFT Technologies	2,950	43,966
†Hawesko Holding	700	35,156
†mutares	400	34,314
†Schaltbau Holding	600	30,535
†Tomorrow Focus	18,500	84,542
†XING	300	33,688

Total (Cost $323,251)		329,900

GREECE – 0.6%
†StealthGas [1]	5,800	36,598

Total (Cost $63,721)		36,598

HONG KONG – 8.3%
China Metal International Holdings	221,000	76,353
†Comba Telecom Systems Holdings	154,170	54,548
I.T	297,400	85,725
Le Saunda Holdings	130,100	48,890
†Luen Thai Holdings	221,000	40,415
†New World Department Store China	139,700	44,661
Oriental Watch Holdings	360,800	69,667
Pico Far East Holdings	322,200	73,832
Tse Sui Luen Jewellery (International)	95,000	35,490

Total (Cost $634,815)		529,581

INDIA – 3.3%
Cyient	4,000	32,666
eClerx Services	4,500	93,040
†KPIT Technologies	15,650	50,235
McLeod Russel India	1,800	6,722
†Persistent Systems	1,100	28,867

Total (Cost $174,362)		211,530

INDONESIA – 1.0%
Selamat Sempurna	168,200	64,153

Total (Cost $62,459)		64,153

IRELAND – 0.4%
†Mincon Group	35,200	27,706

Total (Cost $44,376)		27,706

ISRAEL – 0.5%
†Fox Wizel	1,300	30,734

Total (Cost $29,365)		30,734

JAPAN – 20.1%
Freund Corporation	7,000	60,707
†Fujimori Kogyo	1,500	41,925
†GCA Savvian	3,700	35,182
G-Tekt Corporation	4,800	45,508
†Itoki Corporation	15,500	79,403
Mandom Corporation	900	29,561
Milbon	1,600	43,556

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 47

Schedules of Investments

Royce International Micro-Cap Fund (continued)
	SHARES	VALUE

JAPAN (continued)
†Namura Shipbuilding	4,400	$47,159
Nishikawa Rubber	4,000	68,121
Nitto Kohki	4,700	84,855
Obara Group	1,766	78,406
Relo Holdings	700	49,700
Ryobi	16,200	43,896
†SPARX Group	40,900	68,834
†Sun Frontier Fudousan	3,500	32,109
†T Hasegawa	2,800	39,321
Tokai Corporation/Gifu	2,100	62,624
Trancom	4,100	165,157
†YAMADA Consulting Group	3,100	79,748
Zuiko Corporation	3,000	129,848

Total (Cost $1,411,987)		1,285,620

LUXEMBOURG – 0.8%
†Atento [1]	4,700	49,115

Total (Cost $47,542)		49,115

MALAYSIA – 2.1%
Asia Brands	37,700	32,086
CB Industrial Product Holding	66,000	37,902
†CB Industrial Product Holding (Warrants) [1]	11,000	1,495
†Media Prima	93,400	46,688
†NTPM Holdings	112,500	19,909

Total (Cost $154,953)		138,080

NORWAY – 1.6%
†Borregaard	7,350	54,633
†Oslo Bors VPS Holding	4,900	49,966

Total (Cost $103,909)		104,599

PHILIPPINES – 1.4%
†Asian Terminals	164,300	42,312
GMA Holdings PDR	328,000	49,141

Total (Cost $95,228)		91,453

SINGAPORE – 1.7%
Hour Glass (The)	60,000	28,940
†Parkson Retail Asia	127,700	77,122

Total (Cost $113,385)		106,062

SOUTH AFRICA – 1.0%
Metrofile Holdings	150,550	65,027

Total (Cost $72,611)		65,027

SOUTH KOREA – 5.6%
Eugene Technology	5,358	78,529
Handsome	1,600	47,417
†Hankuk Carbon	8,850	46,448
Huvis Corporation[1]	8,250	83,554
†Koh Young Technology	1,900	73,794
†Suprema [1]	1,300	29,801

Total (Cost $346,480)		359,543

SRI LANKA – 0.7%
Distilleries Company of Sri Lanka	29,500	47,331

Total (Cost $38,877)		47,331

SWEDEN – 2.6%
†Bufab Holding [1]	9,800	73,628
Nolato Cl. B	2,050	46,320
†Recipharm [1]	2,700	46,366

Total (Cost $165,288)		166,314

SWITZERLAND – 0.9%
Zehnder Group	1,450	60,231

Total (Cost $63,186)		60,231

TAIWAN – 4.4%
†Kinik Company	22,000	45,196
†Lumax International	21,000	43,004
Makalot Industrial	8,160	43,592
†Shih Her Technologies	23,000	42,464
†Taiwan Paiho	43,000	57,939
†UDE Corporation	19,400	47,891

Total (Cost $263,291)		280,086

UNITED ARAB EMIRATES – 0.7%
Aramex	52,000	43,661

Total (Cost $25,530)		43,661

UNITED KINGDOM – 6.1%
†Brammer	6,300	33,371
Clarkson	2,000	59,035
†Globo [1]	61,150	38,045
†Hargreaves Services	3,500	35,120
Luxfer Holdings ADR	2,200	32,846
†Mattioli Woods	4,800	33,631
†Norcros	230,700	64,618
†Pendragon	63,400	32,450
†Trifast	38,700	64,905

Total (Cost $413,458)		394,021

UNITED STATES – 0.6%
Century Casinos [1]	7,500	37,875

Total (Cost $38,210)		37,875

TOTAL COMMON STOCKS

(Cost $6,734,046)		6,260,821

REPURCHASE AGREEMENT – 1.7%
Fixed Income Clearing Corporation, 0.00% dated 12/31/14, due 1/2/15, maturity value $111,000 (collateralized by obligations of various U.S. Government Agencies, 1.06% due 10/12/17, valued at $114,425)

(Cost $111,000)		111,000

TOTAL INVESTMENTS – 99.4%

(Cost $6,845,046)		6,371,821

CASH AND OTHER ASSETS LESS LIABILITIES – 0.6%		38,129

NET ASSETS – 100.0%		$6,409,950

48 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

Royce International Premier Fund
Common Stocks – 101.1%
	SHARES	VALUE

AUSTRIA – 5.0%
Mayr-Melnhof Karton	1,800	$186,796
Semperit AG Holding	3,900	188,721

Total (Cost $362,919)		375,517

BRAZIL – 6.3%
CETIP - Mercados Organizados	15,100	182,877
LPS Brasil Consultoria de Imoveis	40,000	96,685
Totvs	15,000	197,365

Total (Cost $590,996)		476,927

FINLAND – 2.4%
Nokian Renkaat	7,500	183,703

Total (Cost $324,155)		183,703

FRANCE – 2.1%
Virbac	750	157,358

Total (Cost $134,367)		157,358

GERMANY – 6.1%
Carl Zeiss Meditec	6,700	171,062
KWS Saat	500	162,615
LPKF Laser & Electronics	9,300	121,848

Total (Cost $524,187)		455,525

HONG KONG – 6.7%
†Pico Far East Holdings	940,100	215,422
Stella International Holdings	48,900	128,314
Television Broadcasts	27,000	156,726

Total (Cost $530,317)		500,462

INDIA – 7.5%
Bajaj Finance	4,200	234,584
†Kewal Kiran Clothing	4,480	137,402
†Motherson Sumi Systems	26,900	195,657

Total (Cost $368,158)		567,643

ITALY – 4.0%
DiaSorin	3,805	153,446
Recordati	9,300	144,588

Total (Cost $217,062)		298,034

JAPAN – 7.0%
FamilyMart	5,000	186,658
MISUMI Group	5,300	174,091
USS	11,000	169,279

Total (Cost $448,522)		530,028

MALAYSIA – 2.0%
Media Prima	300,000	149,962

Total (Cost $214,191)		149,962

NORWAY – 2.1%
†TGS-NOPEC Geophysical	7,300	157,945

Total (Cost $173,638)		157,945

SINGAPORE – 2.2%
Silverlake Axis	176,400	166,878

Total (Cost $116,959)		166,878

SWEDEN – 0.4%
†Elekta	3,000	30,618

Total (Cost $31,008)		30,618

SWITZERLAND – 16.7%
Belimo Holding	80	185,892
Forbo Holding	175	175,039
†Inficon Holding	574	177,964
Kaba Holding	350	176,482
LEM Holding	253	187,650
Partners Group Holding	500	145,004
VZ Holding	1,150	205,539

Total (Cost $1,012,612)		1,253,570

UNITED KINGDOM – 30.6%
Abcam	26,000	188,284
Ashmore Group	39,700	172,119
AVEVA Group	8,600	176,045
Clarkson	6,832	201,664
Consort Medical	15,000	201,852
Domino Printing Sciences	14,700	150,252
Elementis	42,800	173,210
Fidessa Group	4,000	147,996
†HellermannTyton Group	26,500	129,571
Lancashire Holdings	18,500	160,347
Latchways	19,500	218,787
Rotork	3,200	115,153
Spirax-Sarco Engineering	2,800	124,433
Victrex	4,400	142,085

Total (Cost $2,497,821)		2,301,798

TOTAL COMMON STOCKS

(Cost $7,546,912)		7,605,968

TOTAL INVESTMENTS – 101.1%

(Cost $7,546,912)		7,605,968

LIABILITIES LESS CASH AND OTHER ASSETS – (1.1)%		(79,505)

NET ASSETS – 100.0%		$7,526,463

†	New additions in 2014.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]	Includes securities first acquired in 2014 and less than 1% of net assets.
[4]	A security for which market quotations are not readily available represents 0.0% of net assets for Royce International Micro-Cap Fund. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[5]	All or a portion of these securities have been segregated as collateral for short sales.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.
Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2014, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 49

Statements of Assets and Liabilities

	Royce Select	Royce Micro-Cap	Royce Financial	Royce Select
	Fund I	Discovery Fund	Services Fund	Fund II

ASSETS:
Investments at value	$36,541,523	$5,238,073	$52,105,731	$4,584,963

Repurchase agreements (at cost and value)	1,020,000	361,000	1,739,000	169,000

Cash and foreign currency	632	583	4,764	873

Receivable for investments sold	1,897,406	–	4	44,253

Receivable for capital shares sold	47,610	502	109,739	–

Receivable for dividends and interest	11,919	3,283	121,543	3,505

Prepaid expenses and other assets	187	23	341	12

Total Assets	39,519,277	5,603,464	54,081,122	4,802,606

LIABILITIES:
Securities sold short, at fair value	–	–	–	71,579

Payable for investments purchased	217,942	–	–	20,131

Payable for capital shares redeemed	–	–	252,966	–

Payable for dividends and interest	–	–	–	500

Payable for investment advisory fees	35,687	1,309	14,432	–

Payable for trustees’ fees	577	69	730	18

Payable to brokers for securities sold short	–	–	–	121,621

Accrued expenses	44,721	26,938	105,965	13,307

Deferred capital gains tax	–	–	–	2,421

Total Liabilities	298,927	28,316	374,093	229,577

Net Assets	$39,220,350	$5,575,148	$53,707,029	$4,573,029

ANALYSIS OF NET ASSETS:
Paid-in capital	$31,253,463	$5,065,991	$44,922,171	$4,576,643

Undistributed net investment income (loss)	–	84	131,205	(25,157)

Accumulated net realized gain (loss) on investments and foreign currency	581,019	64,819	1,106,223	(11,757)

Net unrealized appreciation (depreciation) on investments and foreign currency	7,385,868	444,254	7,547,430	33,300

Net Assets	$39,220,350	$5,575,148	$53,707,029	$4,573,029

Investment Class	$39,220,350			$4,573,029

Service Class		$5,575,148	$53,707,029

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,270,788			459,249

Service Class		927,030	5,784,542

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$17.27			$9.96

Service Class[1]		$6.01	$9.28

Investments at identified cost	$29,155,654	$4,793,819	$44,557,028	$4,558,628

Proceeds of short sales	–	–	–	80,862

Aggregate value of segregated securities	–	–	–	437,804

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce Select Fund II), payable to the Fund.

50 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

	Royce European Smaller-	Royce Enterprise	Royce SMid-Cap	Royce Partners
	Companies Fund	Select Fund	Value Fund	Fund

ASSETS:
Investments at value	$21,606,475	$2,060,313	$15,165,086	$2,346,774

Repurchase agreements (at cost and value)	515,000	758,000	539,000	433,000

Cash and foreign currency	489	567	965	127

Receivable for capital shares sold	2,133	–	141	32

Receivable for dividends and interest	33,815	1,768	16,177	2,851

Prepaid expenses and other assets	129	17	51	14

Total Assets	22,158,041	2,820,665	15,721,420	2,782,798

LIABILITIES:
Payable for capital shares redeemed	120,926	–	25,145	–

Payable for investment advisory fees	–	–	2,573	–

Payable for trustees’ fees	391	34	207	35

Accrued expenses	64,148	18,625	41,537	22,267

Total Liabilities	185,465	18,659	69,462	22,302

Net Assets	$21,972,576	$2,802,006	$15,651,958	$2,760,496

ANALYSIS OF NET ASSETS:
Paid-in capital	$25,788,676	$2,549,095	$19,910,147	$2,171,384

Undistributed net investment income (loss)	(27,179)	(68)	(1,401)	2,750

Accumulated net realized gain (loss) on investments and foreign currency	(407,482)	14,573	(4,327,625)	(1,412)

Net unrealized appreciation (depreciation) on investments and foreign currency	(3,381,439)	238,406	70,837	587,774

Net Assets	$21,972,576	$2,802,006	$15,651,958	$2,760,496

Investment Class	$1,937,881	$2,802,006

Service Class	20,034,695		$15,651,958	$2,760,496

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	237,569	241,717

Service Class	1,939,744		1,116,322	199,353

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$8.16	$11.59

Service Class[1]	10.33		$14.02	$13.85

Investments at identified cost	$24,984,280	$1,821,895	$15,093,876	$1,758,908

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce European Smaller-Companies Fund), payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 51

Statements of Assets and Liabilities

		Royce Global	Royce	Royce
	Royce Opportunity	Dividend Value	International	International
	Select Fund	Fund	Micro-Cap Fund	Premier Fund

ASSETS:
Investments at value	$18,918,719	$6,444,766	$6,260,821	$7,605,968

Repurchase agreements (at cost and value)	536,000	128,000	111,000	–

Deposits with brokers for securities sold short	318,188	–	–	–

Cash and foreign currency	–	–	21,045	35,519

Receivable for investments sold	262,052	287,069	31,815	39,997

Receivable for capital shares sold	213,672	28	148	14,040

Receivable for dividends and interest	9,971	16,791	10,505	22,657

Prepaid expenses and other assets	115	48	20	82

Total Assets	20,258,717	6,876,702	6,435,354	7,718,263

LIABILITIES:
Securities sold short, at fair value	941,847	–	–	–

Payable for investments purchased	102,146	–	–	31,369

Payable for capital shares redeemed	10,327	–	–	112,792

Payable for investment advisory fees	12,210	–	–	–

Payable for trustees’ fees	262	119	71	165

Payable to custodian for overdrawn balance	8,749	5,764	–	–

Accrued expenses	22,837	30,797	20,752	26,620

Deferred capital gains tax	–	–	4,581	20,854

Total Liabilities	1,098,378	36,680	25,404	191,800

Net Assets	$19,160,339	$6,840,022	$6,409,950	$7,526,463

ANALYSIS OF NET ASSETS:
Paid-in capital	$18,065,698	$7,268,317	$7,347,123	$8,130,716

Undistributed net investment income (loss)	(46)	(690)	(33,864)	(6,992)

Accumulated net realized gain (loss) on investments and foreign currency	(187,820)	(181,454)	(425,837)	(633,203)

Net unrealized appreciation (depreciation) on investments and foreign currency	1,282,507	(246,151)	(477,472)	35,942

Net Assets	$19,160,339	$6,840,022	$6,409,950	$7,526,463

Investment Class	$18,221,213			$3,481,708

Service Class	939,126	$6,840,022	$6,409,950	4,044,755

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	1,102,687			399,805

Service Class	112,253	689,486	663,391	393,346

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$16.52			$8.71

Service Class[1]	8.37	$9.92	$9.66	10.28

Investments at identified cost	$17,606,187	$6,690,283	$6,734,046	$7,546,912

Proceeds of short sales	911,823	–	–	–

Aggregate value of segregated securities	1,750,133	–	–	–

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee (Royce Opportunity Select Fund), or a 2% redemption fee, payable to the Fund.

52 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Micro-Cap Discovery Fund		Royce Financial Services Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$(66,508)	$(173,025)	$(2,759)	$(17,307)	$534,686	$174,781

Net realized gain (loss) on investments and foreign currency	5,543,536	5,751,191	646,262	751,485	3,400,962	1,875,121

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,445,016)	5,364,056	(593,485)	853,810	(1,908,778)	7,876,724

Net increase (decrease) in net assets from investment operations	32,012	10,942,222	50,018	1,587,988	2,026,870	9,926,626

DISTRIBUTIONS:
Net investment income

Investment Class	–	(6,345)

Service Class			–	–	(368,093)	(82,981)

Net realized gain on investments and foreign currency

Investment Class	(5,238,043)	(4,865,772)

Service Class			(725,446)	(164,762)	(3,550,372)	–

Total distributions	(5,238,043)	(4,872,117)	(725,446)	(164,762)	(3,918,465)	(82,981)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(2,812,871)	(8,691,735)

Service Class			433,264	(75,668)	7,978,123	20,843,034

Shareholder redemption fees

Investment Class	1,411	3,350

Service Class			1,114	414	27,684	17,751

Net increase (decrease) in net assets from capital share transactions	(2,811,460)	(8,688,385)	434,378	(75,254)	8,005,807	20,860,785

Net Increase (Decrease) In Net Assets	(8,017,491)	(2,618,280)	(241,050)	1,347,972	6,114,212	30,704,430

NET ASSETS:

Beginning of year	47,237,841	49,856,121	5,816,198	4,468,226	47,592,817	16,888,387

End of year	$39,220,350	$47,237,841	$5,575,148	$5,816,198	$53,707,029	$47,592,817

Undistributed Net Investment Income (Loss) at End of Year	$–	$(122)	$84	$–	$131,205	$128,921

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 53

Statements of Changes in Net Assets

			Royce European Smaller-
	Royce Select Fund II		Companies Fund		Royce Enterprise Select Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$34,712	$38,380	$241,006	$119,035	$(8,948)	$(8,011)

Net realized gain (loss) on investments and foreign currency	376,792	710,266	1,470,960	1,143,566	212,359	301,701

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(429,515)	163,490	(6,684,254)	2,645,740	(64,251)	192,389

Net increase (decrease) in net assets from investment operations	(18,011)	912,136	(4,972,288)	3,908,341	139,160	486,079

DISTRIBUTIONS:
Net investment income

Investment Class	(93,463)	(85,215)	(40,603)		–	(2,071)

Service Class			(248,801)	(232,856)

Net realized gain on investments and foreign currency

Investment Class	(611,541)	(416,296)	(27,878)		(256,485)	(228,780)

Service Class			(220,072)	–

Total distributions	(705,004)	(501,511)	(537,354)	(232,856)	(256,485)	(230,851)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	413,997	850,978	2,436,957		289,352	1,075,981

Service Class			(3,017,743)	8,500,963

Shareholder redemption fees

Investment Class	352	34	–		47	–

Service Class			17,034	15,318

Net increase (decrease) in net assets from capital share transactions	414,349	851,012	(563,752)	8,516,281	289,399	1,075,981

Net Increase (Decrease) In Net Assets	(308,666)	1,261,637	(6,073,394)	12,191,766	172,074	1,331,209

NET ASSETS:

Beginning of year	4,881,695	3,620,058	28,045,970	15,854,204	2,629,932	1,298,723

End of year	$4,573,029	$4,881,695	$21,972,576	$28,045,970	$2,802,006	$2,629,932

Undistributed Net Investment Income (Loss) at End of Year	$(25,157)	$(26,152)	$(27,179)	$(183,963)	$(68)	$(884)

54 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2014

	Royce SMid-Cap Value Fund		Royce Partners Fund		Royce Opportunity Select Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$59,730	$15,704	$11,288	$16,343	$(126,420)	$(66,078)

Net realized gain (loss) on investments and foreign currency	1,126,610	488,966	32,246	276,797	217,534	755,058

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,954,626)	1,788,073	(66,198)	389,385	(1,518,331)	2,394,936

Net increase (decrease) in net assets from investment operations	(768,286)	2,292,743	(22,664)	682,525	(1,427,217)	3,083,916

DISTRIBUTIONS:
Net investment income

Investment Class					–	–

Service Class	(59,401)	(16,014)	(8,247)	(20,237)	–

Net realized gain on investments and foreign
currency

Investment Class					(557,908)	(510,854)

Service Class	–	–	(83,955)	(225,475)	(46,594)

Total distributions	(59,401)	(16,014)	(92,202)	(245,712)	(604,502)	(510,854)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class					2,700,474	11,683,077

Service Class	4,921,123	(1,897,564)	74,254	280,953	1,008,378

Shareholder redemption fees

Investment Class					20,852	6,573

Service Class	38,269	647	75	218	1,239

Net increase (decrease) in net assets from capital share transactions	4,959,392	(1,896,917)	74,329	281,171	3,730,943	11,689,650

Net Increase (Decrease) In Net Assets	4,131,705	379,812	(40,537)	717,984	1,699,224	14,262,712

NET ASSETS:

Beginning of year	11,520,253	11,140,441	2,801,033	2,083,049	17,461,115	3,198,403

End of year	$15,651,958	$11,520,253	$2,760,496	$2,801,033	$19,160,339	$17,461,115

Undistributed Net Investment Income (Loss) at End of Year	$(1,401)	$–	$2,750	$235	$(46)	$294

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 55

Statements of Changes in Net Assets

			Royce International
	Royce Global Dividend Value Fund		Micro-Cap Fund		Royce International Premier Fund

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13

INVESTMENT OPERATIONS:
Net investment income (loss)	$171,242	$144,174	$47,007	$56,707	$156,675	$81,523

Net realized gain (loss) on investments and foreign currency	118,429	319,945	406,568	186,907	(79,151)	340,325

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(915,746)	726,373	(732,114)	556,066	(1,127,130)	852,808

Net increase (decrease) in net assets from investment operations	(626,075)	1,190,492	(278,539)	799,680	(1,049,606)	1,274,656

DISTRIBUTIONS:
Net investment income

Investment Class					(64,490)

Service Class	(183,211)	(207,184)	(91,072)	(100,087)	(80,804)	(129,813)

Net realized gain on investments and foreign
currency

Investment Class					(126,090)

Service Class	(233,603)	(182,756)	–	–	(214,622)	–

Total distributions	(416,814)	(389,940)	(91,072)	(100,087)	(486,006)	(129,813)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class					4,170,312

Service Class	(1,673,700)	2,041,765	1,569,954	(98,141)	(4,578,287)	1,879,090

Shareholder redemption fees

Investment Class					103

Service Class	182	5,944	945	3,765	367	1,734

Net increase (decrease) in net assets from capital share transactions	(1,673,518)	2,047,709	1,570,899	(94,376)	(407,505)	1,880,824

Net Increase (Decrease) In Net Assets	(2,716,407)	2,848,261	1,201,288	605,217	(1,943,117)	3,025,667

NET ASSETS:

Beginning of year	9,556,429	6,708,168	5,208,662	4,603,445	9,469,580	6,443,913

End of year	$6,840,022	$9,556,429	$6,409,950	$5,208,662	$7,526,463	$9,469,580

Undistributed Net Investment Income (Loss) at End of Year	$(690)	$(58,505)	$(33,864)	$(33,960)	$(6,992)	$(75,124)

56 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2014

					Royce European
	Royce Select	Royce Micro-Cap	Royce Financial	Royce Select	Smaller-Companies
	Fund I	Discovery Fund	Services Fund	Fund II	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$510,861	$78,378	$1,441,009	$116,110	$861,938

Foreign withholding tax	(18,120)	(169)	(34,626)	(4,956)	(107,234)

Total income	492,741	78,209	1,406,383	111,154	754,704

EXPENSES:

Investment advisory fees	453,215	54,341	585,032	61,525	382,771

Distribution fees	–	13,585	146,258	–	71,959

Audit	30,241	16,006	27,170	22,630	33,099

Shareholder servicing	29,088	10,841	92,437	8,580	60,428

Registration	16,404	15,018	20,562	8,358	40,067

Custody	14,670	9,260	41,276	42,849	40,989

Shareholder reports	6,033	2,811	55,409	325	27,627

Administrative and office facilities	5,347	639	6,507	559	3,606

Trustees’ fees	2,077	249	2,634	178	1,434

Legal	410	49	486	43	814

Dividends on securities sold short	–	–	–	1,099	–

Interest expense	–	–	–	2,005	–

Other expenses	1,770	705	2,377	6,423	1,878

Total expenses	559,255	123,504	980,148	154,574	664,672

Compensating balance credits	(6)	(9)	(42)	(1)	(29)

Fees waived by investment adviser and distributor	–	(42,527)	(108,409)	(61,525)	(39,450)

Expenses reimbursed by investment adviser	–	–	–	(16,606)	(111,495)

Net expenses	559,249	80,968	871,697	76,442	513,698

Net investment income (loss)	(66,508)	(2,759)	534,686	34,712	241,006

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	5,543,084	646,262	3,443,518	387,892	1,486,631

Foreign currency transactions	452	–	(42,556)	(11,100)	(15,671)

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION):

Investments and foreign currency translations	(5,445,007)	(593,485)	(1,929,383)	(427,191)	(6,680,978)

Other assets and liabilities denominated in foreign currency	(9)	–	20,605	(2,324)	(3,276)

Net realized and unrealized gain (loss) on investments and foreign currency	98,520	52,777	1,492,184	(52,723)	(5,213,294)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$32,012	$50,018	$2,026,870	$(18,011)	$(4,972,288)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 57

Statements of Operations

					Royce Global
	Royce Enterprise	Royce SMid-Cap	Royce Partners	Royce Opportunity	Dividend Value
	Select Fund	Value Fund	Fund	Select Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$25,920	$299,458	$46,833	$146,348	$356,838

Foreign withholding tax	(782)	(15,176)	(1,955)	(2,518)	(27,336)

Total income	25,138	284,282	44,878	143,830	329,502

EXPENSES:

Investment advisory fees	27,488	166,335	23,793	210,763	117,056

Distribution fees	–	41,584	6,998	817	23,411

Audit	16,003	16,016	19,169	28,848	22,515

Shareholder servicing	6,280	18,784	6,415	29,253	16,296

Registration	7,496	21,809	7,758	34,812	18,639

Custody	9,966	22,802	20,138	17,754	39,839

Shareholder reports	416	12,176	830	12,857	4,901

Administrative and office facilities	311	1,626	324	2,366	1,102

Trustees’ fees	123	671	127	950	434

Legal	23	123	24	183	84

Dividends on securities sold short	–	–	–	4,347	–

Interest expense	1	–	–	3,139	–

Other expenses	630	885	638	10,944	850

Total expenses	68,737	302,811	86,214	357,033	245,127

Compensating balance credits	(1)	(7)	(1)	(12)	(4)

Fees waived by investment adviser and distributor	(27,488)	(78,252)	(23,793)	(9,238)	(86,863)

Expenses reimbursed by investment adviser	(7,162)	–	(28,830)	(77,533)	–

Net expenses	34,086	224,552	33,590	270,250	158,260

Net investment income (loss)	(8,948)	59,730	11,288	(126,420)	171,242

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	212,614	1,128,340	32,525	217,652	122,079

Foreign currency transactions	(255)	(1,730)	(279)	(118)	(3,650)

NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION):

Investments and foreign currency translations	(64,239)	(1,954,105)	(66,080)	(1,518,330)	(915,065)

Other assets and liabilities denominated in foreign currency	(12)	(521)	(118)	(1)	(681)

Net realized and unrealized gain (loss) on investments and foreign currency	148,108	(828,016)	(33,952)	(1,300,797)	(797,317)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$139,160	$(768,286)	$(22,664)	$(1,427,217)	$(626,075)

58 | The Royce Funds 2014 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2014

	Royce International	Royce International
	Micro-Cap Fund	Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$152,220	$393,260

Foreign withholding tax	(8,252)	(23,035)

Total income	143,968	370,225

EXPENSES:

Investment advisory fees	74,585	162,869

Distribution fees	14,344	25,834

Audit	27,605	37,235

Shareholder servicing	11,946	27,543

Registration	18,689	38,217

Custody	49,143	36,979

Shareholder reports	3,056	5,816

Administrative and office facilities	610	1,503

Trustees’ fees	244	601

Legal	46	655

Other expenses	837	1,465

Total expenses	201,105	338,717

Compensating balance credits	(5)	(5)

Fees waived by investment adviser and distributor	(75,159)	(72,039)

Expenses reimbursed by investment adviser	(28,980)	(53,123)

Net expenses	96,961	213,550

Net investment income (loss)	47,007	156,675

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	420,111	(56,036)

Foreign currency transactions	(13,543)	(23,115)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(730,940)	(1,104,632)

Other assets and liabilities denominated in foreign currency	(1,174)	(22,498)

Net realized and unrealized gain (loss) on investments and foreign currency	(325,546)	(1,206,281)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(278,539)	$(1,049,606)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 59

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I–Investment Class
2014	$19.66	$(0.03)	$0.02	$(0.01)	$–	$(2.38)	$–	$(2.38)	$–	$17.27	0.23%	$39,220	1.23%	1.23%	1.23%	(0.15)%	40%

2013	17.40	(0.07)	4.48	4.41	(0.00)	(2.15)	–	(2.15)	–	19.66	25.99	47,238	1.20	1.20	1.20	(0.36)	56

2012	16.93	0.31	1.95	2.26	(0.30)	(1.49)	–	(1.79)	–	17.40	13.68	49,856	0.00	0.00	0.00	1.68	54

2011	20.32	(0.16)	(0.67)	(0.83)	–	(2.56)	–	(2.56)	–	16.93	(3.61)	47,345	1.45	1.45	1.45	(0.78)	63

2010	17.42	(0.23)	3.39	3.16	–	(0.26)	–	(0.26)	–	20.32	18.15	58,788	2.37	2.37	2.37	(1.26)	49

Royce Micro-Cap Discovery Fund–Service Class
2014	$6.87	$(0.00)	$0.04	$0.04	$–	$(0.90)	$–	$(0.90)	$–	$6.01	0.97%	$5,575	2.27%	2.27%	1.49%	(0.05)%	85%

2013	5.23	(0.02)	1.86	1.84	–	(0.20)	–	(0.20)	–	6.87	35.29	5,816	2.50	2.50	1.49	(0.33)	81

2012	5.12	0.04	0.12	0.16	(0.05)	–	–	(0.05)	–	5.23	3.10	4,468	2.94	2.94	1.49	0.85	87

2011	5.24	(0.04)	(0.09)	(0.13)	(0.00)	–	–	(0.00)	0.01	5.12	(2.24)	3,621	2.99	2.99	1.49	(0.71)	72

2010	4.38	(0.01)	0.87	0.86	–	–	–	–	–	5.24	19.63	3,637	3.04	3.04	1.49	(0.19)	105

Royce Financial Services Fund–Service Class
2014	$9.68	$0.09	$0.22	$0.31	$(0.06)	$(0.65)	$–	$(0.71)	$–	$9.28	3.45%	$53,707	1.68%	1.68%	1.49%	0.91%	41%

2013	6.83	0.04	2.82	2.86	(0.02)	–	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

2012	5.71	0.10	1.08	1.18	(0.06)	–	–	(0.06)	–	6.83	20.72	16,888	1.87	1.87	1.49	1.53	26

2011	6.50	0.05	(0.78)	(0.73)	(0.06)	–	–	(0.06)	–	5.71	(11.29)	14,096	1.84	1.84	1.49	0.73	23

2010	5.57	0.07	0.96	1.03	(0.10)	–	–	(0.10)	–	6.50	18.45	14,688	1.94	1.94	1.49	1.14	16

Royce Select Fund II–Investment Class
2014	$11.79	$0.09	$(0.18)	$(0.09)	$(0.23)	$(1.51)	$–	$(1.74)	$–	$9.96	(0.24)%	$4,573	3.14%	3.14%	1.55%	0.71%	200%

2013	10.68	0.10	2.35	2.45	(0.23)	(1.11)	–	(1.34)	–	11.79	23.51	4,882	1.65	1.65	0.91	0.89	159

2012	9.95	0.20	1.19	1.39	(0.17)	(0.49)	–	(0.66)	–	10.68	14.23	3,620	0.19	0.19	0.19	1.86	123

2011	13.90	(0.01)	(2.04)	(2.05)	–	(1.90)	–	(1.90)	–	9.95	(14.35)	3,420	1.29	1.29	1.29	(0.09)	153

2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	–	(0.15)	0.01	13.90	20.96	5,141	2.77	2.77	2.77	(1.47)	126

Royce European Smaller-Companies Fund–Investment Class [a]
2014	$10.00	$0.07	$(1.63)	$(1.56)	$(0.17)	$(0.11)	$–	$(0.28)	$–	$8.16	(15.58)%[1]	$1,938	3.13%[2]	3.13%[2]	1.44%[2]	1.17%[2]	65%

Royce European Smaller-Companies Fund–Service Class
2014	$12.42	$0.11	$(1.97)	$(1.86)	$(0.13)	$(0.11)	$–	$(0.24)	$0.01	$10.33	(14.86)%	$20,035	2.11%	2.11%	1.69%	0.76%	65%

2013	10.37	0.04	2.11	2.15	(0.11)	–	–	(0.11)	0.01	12.42	20.83	28,046	2.26	2.26	1.69	0.58	53

2012	8.50	0.14	1.88	2.02	(0.15)	–	–	(0.15)	–	10.37	23.83	15,854	2.13	2.13	1.69	1.29	22

2011	10.79	0.10	(2.31)	(2.21)	(0.10)	–	–	(0.10)	0.02	8.50	(20.32)	15,918	2.09	2.09	1.69	0.95	36

2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20	15,369	2.57	2.57	1.69	0.70	32

Royce Enterprise Select Fund–Investment Class
2014	$12.12	$(0.04)	$0.65	$0.61	$–	$(1.14)	$–	$(1.14)	$–	$11.59	5.22%	$2,802	2.50%	2.50%	1.24%	(0.33)%	81%

2013	10.36	(0.05)	2.98	2.93	(0.01)	(1.16)	–	(1.17)	–	12.12	28.68	2,630	3.08	3.08	1.24	(0.40)	154

2012	9.88	0.02	1.51	1.53	(0.00)	(1.05)	–	(1.05)	–	10.36	15.68	1,299	0.98 [2]	0.98 [2]	0.81 [2]	0.18 [2]	127

2011	10.43	(0.04)	0.09	0.05	–	(0.60)	–	(0.60)	–	9.88	0.66	1,123	1.31	1.31	1.31	(0.42)	136

2010	8.95	0.05	1.49	1.54	(0.06)	–	–	(0.06)	–	10.43	17.22	1,158	0.70	0.70	0.70	0.50	166

60 | The Royce Funds 2014 Annual Report to Shareholders						THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and										Ratio of Expenses to Average Net Assets			Ratio of Net

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce SMid-Cap Value Fund–Service Class
2014	$14.31	$0.05	$(0.32)	$(0.27)	$(0.05)	$–	$–	$(0.05)	$0.03	$14.02	(1.68)%	$15,652	1.82%	1.82%	1.35%	0.36%	41%

2013	11.66	0.02	2.65	2.67	(0.02)	–	–	(0.02)	–	14.31	22.91	11,520	2.20	2.20	1.35	0.14	31

2012	10.10	(0.00)	1.55	1.55	–	–	–	–	0.01	11.66	15.45	11,140	1.90	1.90	1.35	(0.03)	46

2011	11.44	(0.06)	(1.27)	(1.33)	(0.02)	–	–	(0.02)	0.01	10.10	(11.57)	10,327	1.95	1.95	1.49	(0.54)	54

2010	9.08	(0.03)	2.39	2.36	–	–	–	–	–	11.44	25.99	6,195	2.40	2.40	1.49	(0.26)	126

Royce Partners Fund–Service Class
2014	$14.46	$0.06	$(0.19)	$(0.13)	$(0.04)	$(0.44)	$–	$(0.48)	$–	$13.85	(0.85)%	$2,760	3.08%	3.08%	1.20%	0.40%	8%

2013	12.04	0.09	3.73	3.82	(0.12)	(1.28)	–	(1.40)	–	14.46	32.22	2,801	4.06	4.06	1.35	0.66	53

2012	10.37	0.04	2.10	2.14	(0.01)	(0.46)	–	(0.47)	–	12.04	20.74	2,083	4.83	4.83	1.35	0.33	31

2011	13.15	(0.03)	(1.52)	(1.55)	(0.05)	(1.18)	–	(1.23)	–	10.37	(11.66)	1,682	4.25	4.25	1.49	(0.25)	44

2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	–	(0.57)	0.01	13.15	18.74	1,771	3.72	3.72	1.49	0.10	38

Royce Opportunity Select Fund–Investment Class [b]
2014	$17.93	$(0.11)	$(0.81)	$(0.92)	$–	$(0.51)	$–	$(0.51)	$0.02	$16.52	(4.97)%	$18,221	1.56%	1.56%	1.28%	(0.60)%	131%

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	–	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

2012	10.33	0.07	3.50	3.57	(0.13)	(0.96)	–	(1.09)	–	12.81	35.14	3,198	0.29 [2]	0.29 [2]	0.25 [2]	0.64 [2]	196

2011	12.99	0.01	(2.26)	(2.25)	(0.02)	(0.39)	–	(0.41)	–	10.33	(17.14)	2,102	1.14	1.14	1.14	0.08	299

2010	10.00	(0.43)	3.42	2.99	–	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	4.01 [1]	4.01 [1]	(3.79)[1]	95

Royce Opportunity Select Fund–Service Class [c]
2014	$10.00	$(0.04)	$(1.11)	$(1.15)	$–	$(0.51)	$–	$(0.51)	$0.03	$8.37	(11.11)%[1]	$939	10.50%[2]	10.50%[2]	1.53%[2]	(0.65)%[2]	131%

Royce Global Dividend Value Fund–Service Class [d]
2014	$11.19	$0.21	$(0.97)	$(0.76)	$(0.22)	$(0.29)	$–	$(0.51)	$–	$9.92	(6.84)%	$6,840	2.62%	2.62%	1.69%	1.83%	33%

2013	10.10	0.18	1.38	1.56	(0.26)	(0.22)	–	(0.48)	0.01	11.19	15.78	9,556	2.98	2.98	1.69	1.75	82

2012	8.39	0.17	1.71	1.88	(0.17)	–	–	(0.17)	–	10.10	22.52	6,708	2.86	2.86	1.69	1.72	36

2011	10.00	0.08	(1.62)	(1.54)	(0.07)	(0.01)	–	(0.08)	0.01	8.39	(15.37)[1]	6,135	3.47 [2]	3.47 [2]	1.69 [2]	1.10 [2]	20

Royce International Micro-Cap Fund–Service Class [d]
2014	$10.04	$0.06	$(0.30)	$(0.24)	$(0.14)	$–	$–	$(0.14)	$–	$9.66	(2.37)%	$6,410	3.51%	3.51%	1.69%	0.82%	91%

2013	8.61	0.11	1.51	1.62	(0.20)	–	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

2012	7.72	0.13	0.92	1.05	(0.16)	–	–	(0.16)	–	8.61	13.59	4,603	3.90	3.90	1.69	1.63	62

2011	10.00	0.10	(2.26)	(2.16)	(0.12)	–	(0.01)	(0.13)	0.01	7.72	(21.51)[1]	3,572	3.92 [2]	3.92 [2]	1.69 [2]	1.08 [2]	71

Royce International Premier Fund–Investment Class [a]
2014	$10.00	$0.03	$(0.85)	$(0.82)	$(0.16)	$(0.31)	$–	$(0.47)	$–	$8.71	(8.16)%[1]	$3,481	3.17%[2]	3.17%[2]	1.44%[2]	1.00%[2]	62%

Royce International Premier Fund–Service Class [e]
2014	$11.67	$0.17	$(1.13)	$(0.96)	$(0.12)	$(0.31)	$–	$(0.43)	$–	$10.28	(8.22)%	$4,045	2.45%	2.45%	1.69%	1.26%	62%

2013	10.01	0.10	1.73	1.83	(0.17)	–	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

2012	8.26	0.12	1.81	1.93	(0.18)	–	–	(0.18)	–	10.01	23.40	6,444	3.54	3.54	1.69	1.18	103

2011	10.00	0.05	(1.73)	(1.68)	(0.06)	(0.00)	(0.01)	(0.07)	0.01	8.26	(16.75)[1]	4,090	3.77 [2]	3.77 [2]	1.69 [2]	0.67 [2]	42

[1]	Not annualized
[2]	Annualized
[a]	The Class commenced operations on January 22, 2014.
[b]	The Class commenced operations on September 1, 2010.
[c]	The Class commenced operations on March 21, 2014.
[d]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2014 Annual Report to Shareholders | 61

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are twelve series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     At December 31, 2014, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund I	15%	Royce Partners Fund	79%
Royce Micro-Cap Discovery Fund	71%	Royce Opportunity Select Fund	20%
Royce Select Fund II	46%	Royce Global Dividend Value Fund	18%
Royce Enterprise Select Fund	51%	Royce International Micro-Cap Fund	46%
Royce SMid-Cap Value Fund	47%	Royce International Premier Fund	13%

VALUATION OF INVESTMENTS:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

62 | The Royce Funds 2014 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2014. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Select Fund I
Common Stocks	$35,726,482	$815,041	$–	$36,541,523

Cash Equivalents	–	1,020,000	–	1,020,000

Royce Micro-Cap Discovery Fund
Common Stocks	5,238,073	–	–	5,238,073

Cash Equivalents	–	361,000	–	361,000

Royce Financial Services Fund
Common Stocks	40,624,942	11,480,789	–	52,105,731

Cash Equivalents	–	1,739,000	–	1,739,000

Royce Select Fund II
Common Stocks	2,090,206	2,494,757	–	4,584,963

Cash Equivalents	–	169,000	–	169,000

Royce European Smaller-Companies Fund
Common Stocks	231,406	21,375,069	–	21,606,475

Cash Equivalents	–	515,000	–	515,000

Royce Enterprise Select Fund
Common Stocks	1,990,486	30,136	–	2,020,622

Fixed Income	39,691	–	–	39,691

Cash Equivalents	–	758,000	–	758,000

Royce SMid-Cap Value Fund
Common Stocks	12,867,476	2,297,610	–	15,165,086

Cash Equivalents	–	539,000	–	539,000

Royce Partners Fund
Common Stocks	1,925,311	421,463	–	2,346,774

Cash Equivalents	–	433,000	–	433,000

Royce Opportunity Select Fund
Common Stocks	18,909,539	9,180	–	18,918,719

Cash Equivalents	–	536,000	–	536,000

Royce Global Dividend Value Fund
Common Stocks	985,436	5,459,330	–	6,444,766

Cash Equivalents	–	128,000	–	128,000

Royce International Micro-Cap Fund
Common Stocks	901,002	5,359,290	529	6,260,821

Cash Equivalents	–	111,000	–	111,000

Royce International Premier Fund
Common Stocks	–	7,605,968	–	7,605,968

Short positions:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Select Fund II
Common Stocks	$(71,579)	$–	$–	$(71,579)

Royce Opportunity Select Fund
Common Stocks	(941,847)	–	–	(941,847)

For the year ended December 31, 2014, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Funds recognize transfers between levels as of the end of the reporting period. At December 31, 2014, the following Funds had securities transfer from Level 1 to Level 2 within the fair value hierarchy:

	TRANSFERS FROM		TRANSFERS FROM
	LEVEL 1 TO LEVEL 2		LEVEL 1 TO LEVEL 2

Royce Select Fund I	$815,041	Royce Partners Fund	$421,463

Royce Financial Services Fund	10,445,971	Royce Global Dividend Value Fund	4,780,483

Royce Select Fund II	728,945	Royce International Micro-Cap Fund	2,962,428

Royce European Smaller-Companies Fund	16,633,365	Royce International Premier Fund	6,561,389

Royce SMid-Cap Value Fund	1,501,029

The Royce Funds 2014 Annual Report to Shareholders | 63

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

			REALIZED AND UNREALIZED
	BALANCE AS OF 12/31/13	SALES	GAIN (LOSS)[1]	BALANCE AS OF 12/31/14

Royce Financial Services Fund

Common Stocks	$0	$0	$0	$–

Royce International Micro-Cap Fund

Common Stocks	529	–	–	529

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SHORT SALES:
The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

64 | The Royce Funds 2014 Annual Report to Shareholders

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 10, 2015. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2014.

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) FROM
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		CAPITAL SHARE TRANSACTIONS

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Select Fund I
Investment Class	$3,917,901	$4,142,661	$3,322,753	$4,632,626	$(10,053,525)	$(17,467,022)	$(2,812,871)	$(8,691,735)

Royce Micro-Cap Discovery Fund
Service Class	140,729	1,631,092	690,513	158,366	(397,978)	(1,865,126)	433,264	(75,668)

Royce Financial Services Fund
Service Class	27,931,624	26,878,008	3,487,173	81,782	(23,440,674)	(6,116,756)	7,978,123	20,843,034

Royce Select Fund II
Investment Class	55,611	962,146	691,073	484,786	(332,687)	(595,954)	413,997	850,978

Royce European Smaller-Companies Fund
Investment Class	2,976,525		23,074		(562,642)		2,436,957

Service Class	10,432,098	12,749,215	418,765	225,822	(13,868,606)	(4,474,074)	(3,017,743)	8,500,963

Royce Enterprise Select Fund
Investment Class	137,298	1,042,236	256,485	230,142	(104,431)	(196,397)	289,352	1,075,981

Royce SMid-Cap Value Fund
Service Class	13,031,077	918,483	56,994	15,362	(8,166,948)	(2,831,409)	4,921,123	(1,897,564)

Royce Partners Fund
Service Class	110,784	159,415	90,755	243,024	(127,285)	(121,486)	74,254	280,953

Royce Opportunity Select Fund
Investment Class	9,262,133	12,259,644	511,788	502,868	(7,073,447)	(1,079,435)	2,700,474	11,683,077

Service Class	1,177,953		46,594		(216,169)		1,008,378

Royce Global Dividend Value Fund
Service Class	1,124,982	3,160,309	391,000	387,794	(3,189,682)	(1,506,338)	(1,673,700)	2,041,765

Royce International Micro-Cap Fund
Service Class	3,084,632	1,892,877	86,844	98,903	(1,601,522)	(2,089,921)	1,569,954	(98,141)

Royce International Premier Fund
Investment Class	5,574,827		188,340		(1,592,855)		4,170,312

Service Class	6,044,190	2,799,696	286,437	128,291	(10,908,914)	(1,048,897)	(4,578,287)	1,879,090

The Royce Funds 2014 Annual Report to Shareholders | 65

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR REINVESTMENT OF				NET INCREASE (DECREASE) IN SHARES
	SHARES SOLD		DISTRIBUTIONS		SHARES REDEEMED		OUTSTANDING

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13	12/31/14	12/31/13

Royce Select Fund I
Investment Class	194,816	220,662	290,480	247,999	(616,828)	(931,946)	(131,532)	(463,285)

Royce Micro-Cap Discovery Fund
Service Class	21,073	272,296	119,500	23,995	(60,104)	(304,432)	80,469	(8,141)

Royce Financial Services Fund
Service Class	2,899,740	3,162,045	417,602	8,765	(2,448,965)	(728,338)	868,377	2,442,472

Royce Select Fund II
Investment Class	4,635	82,539	71,912	42,863	(31,377)	(50,269)	45,170	75,133

Royce European Smaller-Companies Fund
Investment Class	297,124		2,880		(62,436)		237,568

Service Class	826,782	1,112,607	43,605	18,850	(1,188,428)	(403,204)	(318,041)	728,253

Royce Enterprise Select Fund
Investment Class	11,117	88,545	22,479	19,654	(8,844)	(16,561)	24,752	91,638

Royce SMid-Cap Value Fund
Service Class	846,746	69,873	4,176	1,118	(539,576)	(221,303)	311,346	(150,312)

Royce Partners Fund
Service Class	7,707	11,894	6,678	17,559	(8,798)	(8,706)	5,587	20,747

Royce Opportunity Select Fund
Investment Class	512,765	763,033	33,180	30,076	(417,105)	(68,900)	128,840	724,209

Service Class	131,427		5,703		(24,877)		112,253

Royce Global Dividend Value Fund
Service Class	100,739	294,486	39,248	35,717	(304,353)	(140,394)	(164,366)	189,809

Royce International Micro-Cap Fund
Service Class	290,430	205,642	9,432	10,123	(155,454)	(231,571)	144,408	(15,806)

Royce International Premier Fund
Investment Class	547,336		21,875		(169,405)		399,806

Service Class	517,826	254,662	28,675	11,434	(964,831)	(97,880)	(418,330)	168,216

Investment Adviser and Distributor:

INVESTMENT ADVISER: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2015, is shown below to the extent that it impacted net expenses for the year ended December 31, 2014. See the Prospectus for contractual waiver expiration dates.

		COMMITTED NET ANNUAL		YEAR ENDED
	ANNUAL CONTRACTUAL	OPERATING EXPENSE RATIO CAP		DECEMBER 31, 2014

	ADVISORY FEE AS A PERCENTAGE	Investment	Service		Advisory fees
	OF AVERAGE NET ASSETS[1]	Class[2]	Class[2]	Net advisory fees	waived

Royce Select Fund I	1.00%	N/A	N/A	$453,215	$–

Royce Micro-Cap Discovery Fund	1.00%	N/A	1.49%	11,814	42,527

Royce Financial Services Fund	1.00%	N/A	1.49%	488,324	96,708

Royce Select Fund II	1.25%	1.49%	N/A	–	61,525

Royce European Smaller-Companies Fund	1.25%	1.44%	1.69%	343,321	39,450

Royce Enterprise Select Fund	1.00%	1.24%	N/A	–	27,488

Royce SMid-Cap Value Fund	1.00%	N/A	1.35%	88,083	78,252

Royce Partners Fund	0.85%	N/A	1.20%	–	23,793

Royce Opportunity Select Fund	1.00%	1.24%	1.49%	201,525	9,238

Royce Global Dividend Value Fund	1.25%	N/A	1.69%	30,193	86,863

Royce International Micro-Cap Fund	1.30%	N/A	1.69%	–	74,585

Royce International Premier Fund	1.25%	1.44%	1.69%	93,930	68,939

[1]
From a base annual rate of 1.00% (1.25% for Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Global Dividend Value Fund and Royce International Premier Fund, 0.85% for Royce Partners Fund and 1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses, dividends on securities sold short and other expenses related to short sales.

66 | The Royce Funds 2014 Annual Report to Shareholders

DISTRIBUTOR: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	PERIOD ENDED DECEMBER 31, 2014

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Micro-Cap Discovery Fund – Service Class	0.25%	$13,585	$–

Royce Financial Services Fund – Service Class	0.25%	134,557	11,701

Royce European Smaller-Companies Fund – Service Class	0.25%	71,959	–

Royce SMid-Cap Value Fund – Service Class	0.25%	41,584	–

Royce Partners Fund – Service Class	0.25%	6,998	–

Royce Opportunity Select Fund – Service Class	0.25%	817	–

Royce Global Dividend Value Fund – Service Class	0.25%	23,411	–

Royce International Micro-Cap Fund – Service Class	0.25%	13,770	574

Royce International Premier Fund – Service Class	0.25%	22,734	3,100

Purchases and Sales of Investment Securities:
For the year ended December 31, 2014, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

				PURCHASES TO COVER
	PURCHASES	SALES	SHORT SALES	SHORT SALES

Royce Select Fund I	$16,483,115	$25,103,992	$–	$–

Royce Micro-Cap Discovery Fund	4,460,577	4,711,634	–	–

Royce Financial Services Fund	32,909,601	21,348,727	–	–

Royce Select Fund II	8,468,077	8,794,679	694,639	976,075

Royce European Smaller-Companies Fund	19,534,291	18,993,580	–	–

Royce Enterprise Select Fund	1,633,206	1,686,553	–	–

Royce SMid-Cap Value Fund	11,476,080	6,155,736	–	–

Royce Partners Fund	185,337	227,675	–	–

Royce Opportunity Select Fund	22,060,301	19,325,952	5,907,126	6,377,397

Royce Global Dividend Value Fund	2,888,781	3,931,530	–	–

Royce International Micro-Cap Fund	6,618,574	4,891,621	–	–

Royce International Premier Fund	7,508,323	7,645,627	–	–

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2014:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce European Smaller-Companies Fund –
Investment Class	$–	$9,080	$141	$20,106	$–	$29,327	$29,327

Royce European Smaller-Companies Fund –
Service Class	71,959	51,348	27,486	19,961	(16)	170,738	82,168

	71,959	60,428	27,627	40,067	(16)		111,495

Royce Opportunity Select Fund –
Investment Class	–	21,595	12,666	14,006	(6)	48,261	48,261

Royce Opportunity Select Fund –
Service Class	817	7,658	191	20,806	–	29,472	29,272

	817	29,253	12,857	34,812	(6)		77,533

Royce International Premier Fund –
Investment Class	–	10,102	79	20,406	–	30,587	30,587

Royce International Premier Fund –
Service Class	22,734	17,441	5,737	17,811	(3)	63,720	22,536

	22,734	27,543	5,816	38,217	(3)		53,123

The Royce Funds 2014 Annual Report to Shareholders | 67

Notes to Financial Statements (continued)

TAX INFORMATION:
At December 31, 2014, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Select Fund I	$30,185,150	$7,376,373	$8,796,564	$1,420,191

Royce Micro-Cap Discovery Fund	5,154,819	444,254	717,780	273,526

Royce Financial Services Fund	46,447,385	7,397,346	9,485,051	2,087,705

Royce Select Fund II	4,659,858	22,526	389,707	367,181

Royce European Smaller-Companies Fund	25,706,571	(3,585,096)	1,255,700	4,840,796

Royce Enterprise Select Fund	2,579,895	238,418	298,016	59,598

Royce SMid-Cap Value Fund	15,646,308	57,778	2,106,361	2,048,583

Royce Partners Fund	2,193,163	586,611	680,851	94,240

Royce Opportunity Select Fund	17,244,038	1,268,834	2,518,770	1,249,936

Royce Global Dividend Value Fund	6,861,346	(288,580)	807,430	1,096,010

Royce International Micro-Cap Fund	6,878,510	(506,689)	368,426	875,115

Royce International Premier Fund	7,626,952	(20,984)	852,419	873,403

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2014 and 2013, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL

	2014	2013	2014	2013	2014	2013

Royce Select Fund I	$1,056,669	$817,571	$4,181,374	$4,054,546	$–	$–

Royce Micro-Cap Discovery Fund	195,733	–	529,713	164,762	–	–

Royce Financial Services Fund	859,068	82,981	3,059,397	–	–	–

Royce Select Fund II	236,887	291,068	467,557	210,443	560	–

Royce European Smaller-Companies Fund	289,517	232,856	247,837	–	–	–

Royce Enterprise Select Fund	155,352	155,551	101,133	75,300	–	–

Royce SMid-Cap Value Fund	59,401	16,014	–	–	–	–

Royce Partners Fund	40,340	58,459	51,862	187,253	–	–

Royce Opportunity Select Fund	163,809	186,736	440,693	324,118	–	–

Royce Global Dividend Value Fund	340,693	389,940	76,121	–	–	–

Royce International Micro-Cap Fund	91,072	100,087	–	–	–	–

Royce International Premier Fund	330,888	129,813	152,974	–	2,144	–

The tax basis components of distributable earnings at December 31, 2014, were as follows:

		UNDISTRIBUTED
		LONG-TERM			QUALIFIED
		CAPITAL GAINS OR			LATE YEAR
	UNDISTRIBUTED	(CAPITAL LOSSES	CAPITAL LOSS	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY	NOT SUBJECT TO	CARRYFORWARD	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
	INCOME	EXPIRATION)	TO 12/31/17[1]	(DEPRECIATION)[2]	DEFERRALS[3]	EARNINGS	UTILIZED

Royce Select Fund I	$–	$590,514	$–	$7,376,373	$–	$7,966,887	$–

Royce Micro-Cap Discovery Fund	19,810	45,833	–	444,256	(742)	509,157	–

Royce Financial Services Fund	435,624	1,117,430	–	7,255,238	(23,434)	8,784,858	–

Royce Select Fund II	–	–	–	20,208	(23,822)	(3,614)	–

Royce European Smaller-Companies Fund	7,784	–	–	(3,588,731)	(235,153)	(3,816,100)	1,361,060

Royce Enterprise Select Fund	4,188	10,384	–	238,407	(68)	252,911	–

Royce SMid-Cap Value Fund	3,798	–	(4,319,392)	57,405	–	(4,258,189)	1,122,805

Royce Partners Fund	2,681	–	–	586,518	(87)	589,112	–

Royce Opportunity Select Fund	–	595	–	1,268,835	(174,789)	1,094,641	–

Royce Global Dividend Value Fund	11	–	–	(288,512)	(139,794)	(428,295)	–

68 | The Royce Funds 2014 Annual Report to Shareholders

TAX INFORMATION (continued):

UNDISTRIBUTED
		LONG-TERM			QUALIFIED
		CAPITAL GAINS OR			LATE YEAR
	UNDISTRIBUTED	(CAPITAL LOSSES	CAPITAL LOSS	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY	NOT SUBJECT TO	CARRYFORWARD	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
	INCOME	EXPIRATION)	TO 12/31/17[1]	(DEPRECIATION)[2]	DEFERRALS[3]	EARNINGS	UTILIZED

Royce International Micro-Cap Fund	$93	$(415,411)	$ –	$(510,937)	$ (10,918)	$(937,173)	$280,445

Royce International Premier Fund	–	–	–	(44,097)	(560,156)	(604,253)	112,378

[1]
For Royce SMid-Cap Value Fund, this amount represents $449,274 expiring 12/31/16 and $3,870,118 expiring 12/31/17. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

[3]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2014, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, non-deductible excise taxes paid, return of capital, dividend expense on short sales and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID–IN
	INVESTMENT INCOME (LOSS)	REALIZED GAIN (LOSS)	CAPITAL

Royce Select Fund I	$66,630	$(66,630)	$–

Royce Micro-Cap Discovery Fund	2,843	(2,843)	–

Royce Financial Services Fund	(164,309)	164,900	(591)

Royce Select Fund II	59,745	(59,185)	(560)

Royce European Smaller-Companies Fund	205,183	(205,183)	–

Royce Enterprise Select Fund	9,764	(9,764)	–

Royce SMid-Cap Value Fund	(1,730)	1,730	–

Royce Partners Fund	(525)	1,758	(1,233)

Royce Opportunity Select Fund	126,080	15,728	(141,808)

Royce Global Dividend Value Fund	69,784	(69,738)	(46)

Royce International Micro-Cap Fund	44,162	(44,024)	(138)

Royce International Premier Fund	56,752	(54,608)	(2,144)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2011 – 2014) and has concluded that as of December 31, 2014, no provision for income tax is required in the Funds’ financial statements.

The Royce Funds 2014 Annual Report to Shareholders | 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Micro-Cap Discovery Fund, Royce Financial Services Fund, Royce Select Fund II, Royce European Smaller-Companies Fund, Royce Enterprise Select Fund, Royce SMid-Cap Value Fund, Royce Partners Fund, Royce Opportunity Select Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2015

70 | The Royce Funds 2014 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2014, and held for the entire six-month period ended December 31, 2014. Service Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2014, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During the	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 7/1/14	12/31/14	Period[1]	Value 7/1/14	12/31/14	the Period[1]	Ratio[2]

Investment Class
Royce Select Fund I	$1,000.00	$940.15	$6.11	$1,000.00	$1,018.90	$6.36	1.25%

Royce Select Fund II	1,000.00	936.47	7.57	1,000.00	1,017.39	7.88	1.55%

Royce European Smaller- Companies Fund	1,000.00	814.84	6.59	1,000.00	1,017.95	7.32	1.44%

Royce Enterprise Select Fund	1,000.00	994.72	6.23	1,000.00	1,018.95	6.31	1.24%

Royce Opportunity Select Fund	1,000.00	920.05	6.19	1,000.00	1,018.75	6.51	1.28%

Royce International Premier Fund	1,000.00	890.74	6.86	1,000.00	1,017.95	7.32	1.44%

Service Class
Royce Micro-Cap Discovery Fund	1,000.00	1,009.69	7.55	1,000.00	1,017.69	7.58	1.49%

Royce Financial Services Fund	1,000.00	998.41	7.51	1,000.00	1,017.69	7.58	1.49%

Royce European Smaller- Companies Fund	1,000.00	814.02	7.86	1,000.00	1,016.53	8.74	1.72%

Royce SMid-Cap Value Fund	1,000.00	864.75	6.35	1,000.00	1,018.40	6.87	1.35%

Royce Partners Fund	1,000.00	964.85	5.94	1,000.00	1,019.16	6.11	1.20%

Royce Opportunity Select Fund	1,000.00	921.18	7.41	1,000.00	1,017.49	7.78	1.53%

Royce Global Dividend Value Fund	1,000.00	884.05	8.03	1,000.00	1,016.69	8.59	1.69%

Royce International Micro-Cap Fund	1,000.00	905.06	8.12	1,000.00	1,016.69	8.59	1.69%

Royce International Premier Fund	1,000.00	887.40	10.47	1,000.00	1,014.12	11.17	2.20%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

The Royce Funds 2014 Annual Report to Shareholders | 71

Federal Tax Information

     In January 2015, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2014.

2014 Supplemental Tax Information:

				LONG-TERM CAPITAL
		% U.S.	% INCOME	GAIN DISTRIBUTION OR
FUND	% QDI	GOVT INCOME	QUALIFYING FOR DRD	MAXIMUM ALLOWABLE (OOO’S)

Royce Select Fund I	42.62%	N/A	32.60%	$4,181

Royce Micro-Cap Discovery Fund	39.28%	N/A	38.75%	530

Royce Financial Services Fund	100.00%	N/A	74.65%	3,059

Royce Select Fund II	27.96%	N/A	6.01%	468

Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	248

Royce Enterprise Select Fund	16.48%	N/A	11.89%	101

Royce SMid-Cap Value Fund	100.00%	N/A	100.00%	–

Royce Partners Fund	42.99%	N/A	47.75%	52

Royce Opportunity Select Fund	0.01%	N/A	55.17%	441

Royce Global Dividend Value Fund	66.08%	N/A	3.63%	76

Royce International Micro-Cap Fund	71.34%	N/A	0.00%	–

Royce International Premier Fund	75.79%	N/A	0.00%	153

DEFINITIONS:
%	QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
%	U.S. Govt Income: % of investment income paid from U.S. Government obligations.
%	Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

FOREIGN TAX CREDIT:
For the year ended December 31, 2014, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

	NET FOREIGN	NET FOREIGN SOURCE
FUND	SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

Royce European Smaller-Companies Fund	$455,474	$0.2068	$107,233	$0.0487

Royce Global Dividend Value Fund	218,014	0.2695	27,272	0.0337

Royce International Micro-Cap Fund	63,421	0.0964	8,161	0.0124

Royce International Premier Fund	202,692	0.1842	22,980	0.0209

72 | The Royce Funds 2014 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and Chairman of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee[1], Vice President
Age: 49 | Number of Funds Overseen: 32 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 66 | Number of Funds Overseen: 33 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 76 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 72 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 75 | Number of Funds Overseen: 33 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 63 | Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 56 | Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 52 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (Since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

John E. Denneen, Secretary and Chief Legal Officer
Age: 47 | Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel, Chief Legal and Compliance Officer, and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2014 Annual Report to Shareholders | 73

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2014, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2014 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Services Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Europe Small Cap Index is an index of European small-cap stocks. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CBOE Volatility Index (VIX) measures market expectations of near-term volatility conveyed by S&P 500 Stock Index option prices. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%.

Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Royce Funds may invest up to 25% (100% for Royce Select Fund II, European Smaller-Companies, Global Dividend Value, International Micro-Cap, and International Premier Fund, 35% of Partners, Financial Services and SMid-Cap Value Funds, and 10% of Select Fund I) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Royce Select I, Select II, Enterprise Select, and Opportunity Select Funds may sell securities short which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales present unlimited risk on an individual stock basis since the Fund may be required to buy security sold short at a time when the security has appreciated in value. A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
• the Funds’ future operating results,
• the prospects of the Funds’ portfolio companies,
• the impact of investments that the Funds have made or may make,
• the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
• the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

74 | The Royce Funds 2014 Annual Report to Shareholders

About The Royce Funds	Contact Us

Wealth of Experience
With approximately $32 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and nine traders.
GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as portfolio attribution reports
(800) 337-6923

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have more than $185 million invested in The Royce Funds and are often among the largest individual shareholders.
AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923
roycefunds.com

Item 2. Code(s) of Ethics.  As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2014 - $580,234
Year ended December 31, 2013 - $573,835

(b)	Audit-Related Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(c)	Tax Fees:
Year ended December 31, 2014 - $256,143 – Preparation of tax returns and excise tax review
Year ended December 31, 2013 - $253,050 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2014 - $0
Year ended December 31, 2013 - $0

(e)(1)    Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

           Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2014 - $256,143
Year ended December 31, 2013 - $253,050

(h)	No such services were rendered during 2014 or 2013.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a)  See Item 1.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.    Attached hereto.

(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 6, 2015		Date: March 6, 2015